Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2025 and 2024

Lincoln Life & Annuity Company of New York

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 31, 2026

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 – $7,101; 2024 – $7,204; allowance for credit losses: 2025 – $1; 2024 – $2)	$6,408	$6,339
Equity securities	9	9
Mortgage loans on real estate, net of allowance for credit losses	873	897
Policy loans	177	181
Derivative investments	15	21
Other investments	156	3
Total investments	7,638	7,450
Cash and invested cash	52	133
Deferred acquisition costs, value of business acquired and deferred sales inducements	456	495
Reinsurance recoverables, net of allowance for credit losses	487	524
Deposit assets, net of allowance for credit losses	1,695	1,670
Market risk benefit assets	256	267
Accrued investment income	84	85
Goodwill	26	26
Other assets	196	261
Separate account assets	8,169	7,882
Total assets	$19,059	$18,793

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,612	$4,740
Future contract benefits	2,207	2,147
Funds withheld reinsurance liabilities	1,696	1,670
Market risk benefit liabilities	31	32
Deferred front-end loads	176	176
Other liabilities	461	542
Separate account liabilities	8,169	7,882
Total liabilities	17,352	17,189

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,285	1,283
Accumulated other comprehensive income (loss)	(519)	(620)
Total stockholder’s equity	1,707	1,604
Total liabilities and stockholder’s equity	$19,059	$18,793

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$352	$330	$351
Fee income	249	259	254
Net investment income	372	369	373
Realized gain (loss)	9	9	2
Other revenues	2	1	1
Total revenues	984	968	981
Expenses
Benefits	494	462	525
Policyholder liability remeasurement (gain) loss	8	37	(25)
Interest credited	173	176	186
Market risk benefit (gain) loss	(26)	(70)	(67)
Commissions and other expenses	215	199	207
Total expenses	864	804	826
Income (loss) before taxes	120	164	155
Federal income tax expense (benefit)	20	24	27
Net income (loss)	100	140	128
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	127	(177)	179
Market risk benefit non-performance risk gain (loss)	(18)	(45)	(36)
Policyholder liability discount rate remeasurement gain (loss)	(8)	9	(7)
Total other comprehensive income (loss), net of tax	101	(213)	136
Comprehensive income (loss)	$201	$(73)	$264

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,283	1,245	1,185
Net income (loss)	100	140	128
Dividends paid to The Lincoln National Life Insurance Company	(98)	(102)	(68)
Balance as of end-of-year	1,285	1,283	1,245

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(620)	(407)	(543)
Other comprehensive income (loss), net of tax	101	(213)	136
Balance as of end-of-year	(519)	(620)	(407)
Total stockholder’s equity as of end-of-year	$1,707	$1,604	$1,779

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$100	$140	$128
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(9)	(9)	(2)
Market risk benefit (gain) loss	(26)	(70)	(67)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	39	35	40
Accrued investment income	1	7	(1)
Insurance liabilities and reinsurance-related balances	(37)	(123)	(16)
Accrued expenses	1	6	8
Federal income tax accruals	(2)	13	(20)
Other	(17)	28	1
Net cash provided by (used in) operating activities	50	27	71

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(276)	(305)	(420)
Sales of available-for-sale securities and equity securities	156	66	192
Maturities of available-for-sale securities	230	364	273
Issuance of mortgage loans on real estate	(64)	(50)	(52)
Repayment and maturities of mortgage loans on real estate	75	72	45
Purchases of other investments	(148)	–	–
Sales and repayments of other investments	7	–	–
Repayment (issuance) of policy loans, net	4	7	7
Net change in collateral on investments, certain derivatives and related settlements	(3)	8	(6)
Other	3	(1)	–
Net cash provided by (used in) investing activities	(16)	161	39

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(4)	(2)	5
Policyholder account balances:
Deposits	427	421	434
Withdrawals	(460)	(447)	(419)
Transfers from (to) separate accounts, net	20	–	(33)
Dividends paid to The Lincoln National Life Insurance Company	(98)	(102)	(68)
Net cash provided by (used in) financing activities	(115)	(130)	(81)

Net increase (decrease) in cash and invested cash	(81)	58	29
Cash and invested cash as of beginning-of-year	133	75	46
Cash and invested cash as of end-of-year	$52	$133	$75

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. Through our business segments (annuities, life insurance, group protection and retirement plan services), we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the following level of aggregation:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, market risk benefits (“MRBs”), future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of preferred stock of publicly-traded companies and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential mortgage loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

We have certain variable annuity products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments, which include investments with remaining maturities of one year or less at the date of acquisition. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, premiums and fees receivable, current and deferred taxes, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of ceded MRB assets, other policyholder liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, certain reinsurance payables, payables for collateral on investments, employee benefit liabilities, current and deferred taxes, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $14 million, $13 million and $13 million for the years ended December 31, 2025, 2024 and 2023, respectively, and reported within benefits on the Statements of Comprehensive Income (Loss).

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 12.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,058	$83	$705	$–	$5,436
U.S. government bonds	9	–	–	–	9
State and municipal bonds	386	5	49	–	342
Foreign government bonds	19	1	4	–	16
RMBS	257	3	26	1	233
CMBS	130	1	8	–	123
ABS	207	8	3	–	212
Hybrid and redeemable preferred securities	35	2	–	–	37
Total fixed maturity AFS securities	$7,101	$103	$795	$1	$6,408

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,177	$51	$812	$–	$5,416
U.S. government bonds	9	–	–	–	9
State and municipal bonds	411	3	56	–	358
Foreign government bonds	18	–	3	–	15
RMBS	261	2	36	–	227
CMBS	119	–	13	–	106
ABS	174	6	6	2	172
Hybrid and redeemable preferred securities	35	2	1	–	36
Total fixed maturity AFS securities	$7,204	$64	$927	$2	$6,339

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$181	$181
Due after one year through five years	950	962
Due after five years through ten years	847	851
Due after ten years	4,529	3,846
Subtotal	6,507	5,840
Structured securities (RMBS, CMBS, ABS)	594	568
Total fixed maturity AFS securities	$7,101	$6,408

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$157	$10	$3,487	$695	$3,644	$705
State and municipal bonds	15	4	185	45	200	49
Foreign government bonds	–	–	3	4	3	4
RMBS	23	3	175	23	198	26
CMBS	4	–	80	8	84	8
ABS	27	–	66	3	93	3
Total fixed maturity AFS securities	$226	$17	$3,996	$778	$4,222	$795

Total number of fixed maturity AFS securities in an unrealized loss position						1,035

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$713	$32	$3,516	$780	$4,229	$812
State and municipal bonds	68	2	189	54	257	56
Foreign government bonds	5	–	3	3	8	3
RMBS	15	–	186	36	201	36
CMBS	10	–	76	13	86	13
ABS	45	1	78	5	123	6
Hybrid and redeemable
preferred securities	2	–	8	1	10	1
Total fixed maturity AFS securities	$858	$35	$4,056	$892	$4,914	$927

Total number of fixed maturity AFS securities in an unrealized loss position						1,245

(1)As of December 31, 2025 and 2024, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$186	$50	48
Six months or greater, but less than nine months	15	7	8
Nine months or greater, but less than twelve months	18	5	7
Twelve months or greater	855	375	247
Total	$1,074	$437	310

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$732	$213	163
Six months or greater, but less than nine months	–	–	–
Nine months or greater, but less than twelve months	6	3	3
Twelve months or greater	637	327	212
Total	$1,375	$543	378

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $132 million for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025 required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	1	(2)	(1)
Reductions for securities disposed	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$1	$–	$1

As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$2	$2

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2)As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $75 million, $76 million and $78 million, respectively, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$854	$24	$878	$900	$–	$900
30 to 59 days past due	–	–	–	–	–	–
60 to 89 days past due	–	–	–	–	–	–
90 or more days past due	–	–	–	–	–	–
Allowance for credit losses	(5)	–	(5)	(3)	–	(3)
Unamortized premium (discount)	–	–	–	–	–	–
Mark-to-market gains (losses)	–	–	–	–	–	–
Total carrying value	$849	$24	$873	$897	$–	$897

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, and New York, which accounted for 26% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in Florida and New York, which accounted for 18% and 15%, respectively, of residential mortgage loans on real estate.

As of December 31, 2024, there were no mortgage loans on real estate on non-accrual status.

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$27	1.66	$–	–	$2	1.18	$29
2024	41	2.07	5	1.29	–	–	46
2023	51	1.86	–	–	–	–	51
2022	51	2.11	4	1.81	1	2.28	56
2021	93	3.90	–	–	1	2.28	94
2020 and prior	578	2.74	–	–	–	–	578
Total	$841		$9		$4		$854

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$44	2.02	$5	1.29	$–	–	$49
2023	52	1.73	–	–	–	–	52
2022	53	1.93	4	1.71	–	–	57
2021	102	3.67	–	–	–	–	102
2020	72	3.51	–	–	–	–	72
2019 and prior	568	2.77	–	–	–	–	568
Total	$891		$9		$–		$900

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$19	$–	$19
2024	5	–	5
2023	–	–	–
2022	–	–	–
2021	–	–	–
2020 and prior	–	–	–
Total	$24	$–	$24

As of December 31, 2024, there were no residential mortgage loans on real estate.

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Balance as of beginning-of-year	$3	$4	$4
Additions (reductions) from provision for credit loss expense (1)	2	(1)	–
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$5	$3	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025, 2024 and 2023.
(2)Accrued investment income on mortgage loans on real estate totaled $3 million as of December 31, 2025 and $2 million as of December 31, 2024 and 2023 and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025, alternative investments included investments in 4 different partnerships and represented approximately 2% of total investments.

We invest in certain LPs and our exposure to loss is limited to the capital we invest. We do not hold any substantive kick-out or participation rights in the LPs, and we do not receive any performance fees or decision maker fees from the LPs. Based on our analysis, we are not the primary beneficiary as we do not have the power to direct the most significant activities of the LPs. The carrying amounts of our investments in the LPs are recognized in other investments on the Balance Sheets and were $143 million and none as of December 31, 2025 and 2024, respectively.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023

Fixed maturity AFS securities	$318	$322	$324
Mortgage loans on real estate	37	36	35
Policy loans	10	5	12
Cash and invested cash	2	5	2
Commercial mortgage loan prepayment
and bond make-whole premiums	1	2	2
Consent fees	–	–	–
Other investments	8	2	1
Investment income	376	372	376
Investment expense	(4)	(3)	(3)
Net investment income	$372	$369	$373

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(2)
RMBS	(1)	–	–
ABS	2	–	1
Total credit loss benefit (expense)	$1	$–	$(1)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$16	$16	$21	$21

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$(5)	$5	$(6)

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative agreements and regulatory deposits. Assets pledged as collateral at carrying value as reported on the Balance Sheets were as follows:

	As of December 31,
	2025	2024
Fixed maturity AFS securities
Trading securities	$13	$12
Other investments	–	1
Total assets pledged as collateral	$13	$13

Investment Commitments

As of December 31, 2025, our investment commitments were $45 million, which included $38 million of LPs, $7 million of mortgage loans on real estate and less than $1 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025 and 2024, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $92 million and $87 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $80 million and $78 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.2 billion and $1.1 billion, respectively, or 16% and 15%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $924 million and $912 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

4. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 12 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.

Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Foreign currency contracts (1)	$137	$12	$2	$136	$17	$1
Total cash flow hedges	137	12	2	136	17	1
Non-Qualifying Hedges
Interest rate contracts (1)	–	–	–	400	–	–
Equity market contracts (1)	132	5	–	124	5	–
LPR ceded derivative (2)	–	16	–	–	15	–
Embedded derivatives:
Fixed indexed annuity
and IUL contracts (3)	–	–	2	–	–	2
Total derivative instruments	$269	$33	$4	$660	$37	$3

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Foreign currency contracts (1)	$–	$12	$41	$74	$10	$137
Equity market contracts	132	–	–	–	–	132
Total derivative instruments
with notional amounts	$132	$12	$41	$74	$10	$269

(1)As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$14	$11	$17
Other comprehensive income (loss):
Unrealized holding gains (losses):
Cash flow hedges:
Foreign currency contracts	6	1	(3)
Change in foreign currency exchange rate adjustment	(11)	6	(4)
Income tax benefit (expense)	1	(2)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	1	2	1
Balance as of end-of-year	$9	$14	$11

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$372	$494

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(1)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$369	$462

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	2	–

Non-Qualifying Hedges
Equity market contracts	2	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(4)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$2	$373	$525

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

As of December 31, 2025, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P Global Ratings (“S&P”) credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$10	$–	$13	$–
A+	6	–	8	–
Total cash collateral	$16	$–	$21	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$17	$–	$17
Gross amounts offset	(2)	–	(2)
Net amount of assets	15	–	15
Gross amounts not offset:
Cash collateral (1)	(15)	–	(15)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess cash collateral received of $1 million and excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2025.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$–	$22
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	–	21
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2024.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2024.

5. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$88	$94
Fixed Annuities	4	4
Traditional Life	31	39
UL and Other	318	342
Group Protection	9	10
Retirement Plan Services	6	6
Total DAC, VOBA and DSI	$456	$495

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$2	$2
UL and Other	174	174
Total DFEL	$176	$176

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$91	$3	$31	$176	$10	$6
Deferrals	1	–	–	2	6	1
Amortization	(7)	–	(4)	(10)	(7)	(1)
Balance as of end-of-year	$85	$3	$27	$168	$9	$6

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$97	$3	$35	$184	$9	$6
Deferrals	2	–	–	3	7	1
Amortization	(8)	–	(4)	(11)	(6)	(1)
Balance as of end-of-year	$91	$3	$31	$176	$10	$6

DAC amortization expense of $29 million, $30 million and $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Traditional Life	UL and Other
Balance as of beginning-of-year	$8	$166
Amortization	(4)	(16)
Balance as of end-of-year	$4	$150

	For the Year Ended December 31, 2024
	Traditional Life	UL and Other
Balance as of beginning-of-year	$12	$182
Amortization	(4)	(16)
Balance as of end-of-year	$8	$166

VOBA amortization expense of $20 million, $20 million and $21 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$18
2027	15
2028	13
2029	11
2030	10

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$2	$174	$2	$176
Deferrals	–	10	–	8
Amortization	–	(10)	–	(10)
Balance as of end-of-year	$2	$174	$2	$174

DFEL amortization of $10 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023.

6. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$798	$793	$810
Reinsurance ceded	(197)	(204)	(205)
Total insurance premiums and fee income	$601	$589	$605

Direct insurance benefits	$644	$636	$694
Reinsurance ceded	(150)	(174)	(169)
Total benefits	$494	$462	$525

Direct market risk benefit (gain) loss	$(12)	$(135)	$(121)
Reinsurance ceded	(14)	65	54
Total market risk benefit (gain) loss	$(26)	$(70)	$(67)

Direct policyholder liability remeasurement (gain) loss	$5	$41	$(46)
Reinsurance ceded	3	(4)	21
Total policyholder liability remeasurement (gain) loss	$8	$37	$(25)
We cede insurance to other companies. The portion of our life insurance risks exceeding our retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. As of December 31, 2025 and 2024, our most significant reinsurance recoverable from a third-party reinsurer was $247 million and $258 million, respectively, or 51% and 49% of total amounts recoverable from reinsurers.

Effective April 1, 2016, we entered into a coinsurance agreement with a third-party reinsurer to reinsure certain blocks of in-force UL products with secondary guarantees, which resulted in a deposit asset of $1.6 billion as of December 31, 2025 and 2024. The reinsurer has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $1.2 billion as of December 31, 2025 and 2024.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million as of December 31, 2025 and 2024.

7. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

As of October 1, 2025 and 2024, we performed our annual goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$6	$7	$5

8. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$256	$31	$(225)	$267	$32	$(235)
Total MRBs	$256	$31	$(225)	$267	$32	$(235)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$(235)	$(158)
Less: Effect of cumulative changes in
non-performance risk	4	(53)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(239)	(105)
Attributed fees collected	77	81
Benefit payments	(1)	–
Effect of changes in interest rates	(28)	(96)
Effect of changes in equity markets	(92)	(113)
Effect of changes in equity index volatility	3	(5)
In-force updates and other changes in MRBs (1)	25	7
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	2	–
Effect of changes in other future expected
assumptions (2)	1	(8)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(252)	(239)
Effect of cumulative changes in
non-performance risk	27	4
Balance as of end-of-year	(225)	(235)
Less: Ceded MRB assets (liabilities)	(173)	(187)
Balance as of end-of-year, net of reinsurance	$(52)	$(48)

Weighted-average age of policyholders (years)	72	72
Net amount at risk (3)	$58	$79

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions.

See “MRBs” in Note 1 and Note 12 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

9. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$3,668	$3,492
International	773	695
Other equity funds	116	100
Balanced funds	2,446	2,430
Bond funds	1,080	1,087
Money market funds	60	49
Other funds	9	9
Exchange-traded funds	17	20
Total separate account assets	$8,169	$7,882

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$5,671	$5,586
UL and Other	904	792
Retirement Plan Services	1,594	1,504
Total separate account liabilities	$8,169	$7,882

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,586	$792	$1,504	$5,487	$709	$1,402
Gross deposits	179	14	161	136	14	179
Withdrawals	(677)	(12)	(281)	(633)	(8)	(300)
Policyholder assessments	(131)	(15)	(11)	(134)	(15)	(11)
Change in market performance	707	129	231	711	110	234
Net transfers from (to) general account	7	(4)	(10)	19	(18)	–
Balance as of end-of-year	$5,671	$904	$1,594	$5,586	$792	$1,504

Cash surrender value	$5,596	$903	$1,593	$5,498	$790	$1,503

10. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$11	$16
Fixed Annuities	303	344
UL and Other	2,534	2,618
Retirement Plan Services	1,554	1,541
Other (1)	210	221
Total policyholder account balances	$4,612	$4,740

(1)Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$16	$344	$2,618	$1,541
Gross deposits	4	1	182	240
Withdrawals	(2)	(51)	(106)	(302)
Policyholder assessments	–	–	(271)	–
Net transfers from (to) separate account	(7)	–	5	22
Interest credited	–	9	103	53
Change in fair value of embedded derivative
instruments and other	–	–	3	–
Balance as of end-of-year	$11	$303	$2,534	$1,554

Weighted-average crediting rate	3.4%	2.8%	4.0%	3.4%
Net amount at risk (1)(2)	$58	$–	$15,855	$–
Cash surrender value	11	302	2,355	1,553

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$21	$401	$2,677	$1,562
Gross deposits	13	5	200	202
Withdrawals	–	(71)	(103)	(275)
Policyholder assessments	–	–	(284)	–
Net transfers from (to) separate account	(19)	–	19	–
Interest credited	1	9	107	52
Change in fair value of embedded derivative
instruments and other	–	–	2	–
Balance as of end-of-year	$16	$344	$2,618	$1,541

Weighted-average crediting rate	3.4%	2.5%	4.0%	3.4%
Net amount at risk (1)(2)	$79	$–	$16,647	$–
Cash surrender value	15	343	2,423	1,539

(1)NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2)Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total

Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	8	–	–	–	–	8
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	3
Total	$8	$–	$–	$–	$–	$11

Fixed Annuities
Up to 1.00%	$1	$2	$4	$5	$1	$13
1.01% - 2.00%	7	–	1	–	–	8
2.01% - 3.00%	138	16	–	–	–	154
3.01% - 4.00%	61	–	–	–	–	61
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	36
Total	$238	$18	$5	$5	$1	$303

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	743	–	–	–	–	743
3.01% - 4.00%	1,237	–	–	–	–	1,237
4.01% and above	288	–	–	–	–	288
Other (1)	–	–	–	–	–	258
Total	$2,268	$–	$7	$–	$1	$2,534

Retirement Plan Services
Up to 1.00%	$2	$2	$12	$453	$192	$661
1.01% - 2.00%	–	7	39	6	39	91
2.01% - 3.00%	57	–	–	–	–	57
3.01% - 4.00%	126	1	–	–	–	127
4.01% and above	618	–	–	–	–	618
Total	$803	$10	$51	$459	$231	$1,554

	As of December 31, 2024
		1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
	At Guaranteed Minimum					Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	6
Total	$10	$–	$–	$–	$–	$16

Fixed Annuities
Up to 1.00%	$1	$3	$4	$6	$1	$15
1.01% - 2.00%	9	–	1	–	–	10
2.01% - 3.00%	175	5	–	–	–	180
3.01% - 4.00%	70	–	–	–	–	70
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	38
Total	$286	$8	$5	$6	$1	$344

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	781	–	–	–	–	781
3.01% - 4.00%	1,265	–	–	–	–	1,265
4.01% and above	309	–	–	–	–	309
Other (1)	–	–	–	–	–	255
Total	$2,355	$–	$7	$–	$1	$2,618

Retirement Plan Services
Up to 1.00%	$4	$–	$14	$423	$143	$584
1.01% - 2.00%	–	7	77	11	–	95
2.01% - 3.00%	58	–	–	–	–	58
3.01% - 4.00%	149	–	–	–	–	149
4.01% and above	655	–	–	–	–	655
Total	$866	$7	$91	$434	$143	$1,541

(1)Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

11. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$113	$114
Traditional Life (1)	345	360
Group Protection (2)	116	108
UL and Other (3)	1,205	1,141
Other (4)	428	424
Total future contract benefits	$2,207	$2,147

(1)See “LFPB” below for further information.
(2)See “Liability for Future Claims” below for further information.
(3)See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4)Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life
Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$117	$–	$130
Less: Effect of cumulative changes in discount
rate assumptions	–	(1)	–	1
Beginning balance at original discount rate	–	118	–	129
Effect of changes in cash flow assumptions (1)	–	(9)	–	7
Effect of actual variances from expected experience (2)	–	(7)	–	(8)
Adjusted balance as of beginning-of-year	–	102	–	128
Issuances	–	–	–	–
Interest accrual	–	6	–	6
Net premiums collected	–	(14)	–	(16)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	94	–	118
Effect of cumulative changes in discount rate assumptions	–	1	–	(1)
Balance as of end-of-year	$–	$95	$–	$117

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$114	$477	$122	$513
Less: Effect of cumulative changes in discount
rate assumptions	(10)	–	(6)	6
Beginning balance at original discount rate (3)	124	477	128	507
Effect of changes in cash flow assumptions (1)	(1)	(15)	–	6
Effect of actual variances from expected experience (2)	1	(11)	1	(3)
Adjusted balance as of beginning-of-year	124	451	129	510
Issuances	3	–	2	–
Interest accrual	5	13	5	14
Benefit payments	(12)	(30)	(12)	(47)
Ending balance at original discount rate (3)	120	434	124	477
Effect of cumulative changes in discount rate assumptions	(7)	6	(10)	–
Balance as of end-of-year	$113	$440	$114	$477

Net balance as of end-of-year	$113	$345	$114	$360
Less: Reinsurance recoverables	1	22	1	21
Net balance as of end-of-year, net of reinsurance	$112	$323	$113	$339

Weighted-average duration of future policyholder
benefit liability (years)	8	6	9	6

(1)The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $6 million and $1 million, respectively.

(2)For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums did not have any significantly different actual experience compared to expected, and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $11 million. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums and future policy benefits did not have any significantly different actual experience compared to expected. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3)Includes DPL within Payout Annuities of $3 million, $2 million and $3 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, Payout Annuities and Traditional Life did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	189	113	201	114
Traditional Life
Expected future gross premiums	352	250	380	264
Expected future benefit payments	519	440	580	477

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$3	$2	$12
Interest accretion	5	5	5
Traditional Life
Gross premiums	32	35	38
Interest accretion	7	8	8

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.3%	4.4%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	5.6%	5.7%
Current discount rate	4.6%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$108	$105
Less: Effect of cumulative changes in discount
rate assumptions	(10)	(8)
Beginning balance at original discount rate	118	113
Effect of changes in cash flow assumptions	(2)	(1)
Effect of actual variances from expected
experience (1)	(3)	(4)
Adjusted beginning-of-year balance	113	108
New incidence	31	30
Interest	4	3
Benefit payments	(25)	(23)
Ending balance at original discount rate	123	118
Effect of cumulative changes in discount
rate assumptions	(7)	(10)
Balance as of end-of-year	116	108
Less: Reinsurance recoverables	3	2
Balance as of end-of-year, net of reinsurance	$113	$106

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$148	$116	$141	$108

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$108	$99	$84
Interest accretion	4	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$1,141	$1,091
Less: Effect of cumulative changes in shadow
balance in AOCI	(28)	(21)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,169	1,112
Effect of changes in cash flow assumptions	15	18
Effect of actual variances from expected
experience (1)(2)	3	23
Adjusted beginning-of-year balance	1,187	1,153
Interest accrual	51	49
Net assessments collected	72	68
Benefit payments	(83)	(101)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,227	1,169
Effect of cumulative changes in shadow
balance in AOCI	(22)	(28)
Balance as of end-of-year	1,205	1,141
Less: Reinsurance recoverables	108	118
Balance as of end-of-year, net of reinsurance	$1,097	$1,023

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15
(1) For the year ended December 31, 2025, actual experience was not significantly different compared to expected experience. For the year ended December 31, 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $17 million.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$182	$169	$186
Interest accretion	51	49	46

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	4.9%	4.8%

12. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,385	$51	$5,436
U.S. government bonds	9	–	–	9
State and municipal bonds	–	342	–	342
Foreign government bonds	–	16	–	16
RMBS	–	233	–	233
CMBS	–	123	–	123
ABS	–	170	42	212
Hybrid and redeemable preferred securities	–	36	1	37
Equity securities	–	9	–	9
Derivative investments (1)	–	17	–	17
MRB assets	–	–	256	256
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	17	8,152	–	8,169
Total assets	$26	$14,483	$366	$14,875

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(31)	(31)
Other liabilities:
Ceded MRBs	–	–	(173)	(173)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(206)	$(208)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,406	$10	$5,416
U.S. government bonds	9	–	–	9
State and municipal bonds	–	358	–	358
Foreign government bonds	–	15	–	15
RMBS	–	227	–	227
CMBS	–	106	–	106
ABS	–	150	22	172
Hybrid and redeemable preferred securities	–	36	–	36
Equity securities	–	9	–	9
Derivative investments (1)	–	21	–	21
Other investments – short-term investments	–	–	1	1
MRB assets	–	–	267	267
Other assets – LPR ceded derivative	–	–	15	15
Separate account assets	20	7,862	–	7,882
Total assets	$29	$14,190	$315	$14,534

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(32)	(32)
Other liabilities:
Ceded MRBs	–	–	(187)	(187)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(221)	$(222)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 8.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$10	$–	$(1)	$6	$36	$51
CMBS	–	–	–	1	(1)	–
ABS	22	–	1	25	(6)	42
Hybrid and redeemable preferred
securities	–	–	–	1	–	1
Other investments – short-term investments
investments	1	–	–	(1)	–	–
Other assets – LPR ceded derivative (3)	15	1	–	–	–	16
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	(2)	(3)	–	3	–	(2)
Other liabilities – ceded MRBs (5)	(187)	14	–	–	–	(173)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$4	$–	$–	$11	$(5)	$10
CMBS	–	–	–	1	(1)	–
ABS	10	–	(1)	32	(19)	22
Other investments – short-term
investments	–	–	–	1	–	1
Other assets – LPR ceded derivative (3)	16	(1)	–	–	–	15
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	(2)	(2)	–	2	–	(2)
Other liabilities – ceded MRBs (5)	(123)	(64)	–	–	–	(187)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$3	$–	$–	$(3)	$4	$4
ABS	9	–	–	6	(5)	10
Hybrid and redeemable preferred
securities	4	–	(1)	–	(3)	–
Other assets – LPR ceded derivative (3)	14	2	–	–	–	16
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (5)	(68)	(55)	–	–	–	(123)

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3)Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5)Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$–	$–	$–	$–	$6
CMBS	5	(4)	–	–	–	1
ABS	32	(2)	(1)	(4)	–	25
Hybrid and redeemable
preferred securities	1	–	–	–	–	1
Other investments – short-term
investments	–	–	–	(1)	–	(1)
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts	–	–	–	3	–	3

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$–	$–	$–	$(1)	$11
CMBS	1	–	–	–		1
ABS	34	–	–	(2)	–	32
Other investments – short-term
investments	2	–	(1)	–		1
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts	–	–	–	2	–	2

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(4)	$(3)
ABS	8	–	–	(2)	–	6

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
MRBs, net (1)	$25	$70	$65
Other assets – LPR ceded derivative (2)	1	(1)	2

(1)Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(2)Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(1)	$–	$–
ABS	1	–	–

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$40	$(4)	$36
CMBS	–	(1)	(1)
ABS	–	(6)	(6)

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$(5)	$(5)
CMBS	–	(1)	(1)
ABS	–	(19)	(19)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(5)	$4
ABS	–	(5)	(5)
Hybrid and redeemable preferred securities	1	(4)	(3)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
corporate bonds	$29	Discounted cash flow	Liquidity/duration adjustment (2)	0.6%	-	2.2%	1.3%

MRB assets	256	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	93.0%
			Claims utilization factor (5)	50.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	27.0%	15.1%
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.4%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$–	Discounted cash flow	Lapse (3)	0.0%	-	9.0%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(31)	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	93.0%
			Claims utilization factor (5)	50.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	27.0%	15.1%
Other liabilities –
ceded MRBs (11)	(173)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
corporate bonds	$8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	-	2.8%	2.0%

MRB assets	267	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	92.0%
			Claims utilization factor (5)	60.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	29.0%	14.5%
Other assets – LPR
ceded derivative	15	Discounted cash flow	Lapse (3)	0.1%	-	2.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0.0%	-	9.0%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(32)	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	92.0%
			Claims utilization factor (5)	60.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	29.0%	14.5%
Other liabilities –
ceded MRBs (11)	(187)

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11)The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$828	$828	$873
Other investments	–	10	145	155	155
Policy loans	–	177	–	177	177

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(934)	$(934)	$(1,247)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,696)	(1,696)	(1,696)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$797	$797	$897
Other investments	–	–	2	2	2
Policy loans	–	181	–	181	181

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(808)	$(808)	$(1,247)
Other liabilities – short-term debt	–	(4)	–	(4)	(4)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,670)	(1,670)	(1,670)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The fair value of short-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments and tax authorities, regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, tax laws and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, is currently not expected to have a material effect on LLANY’s financial statements.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2025 and 2024, 83% and 84%, respectively, of insurance premiums were generated in New York.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(647)	$(467)	$(652)
Unrealized holding gains (losses)	171	(242)	251
Change in foreign currency exchange rate adjustment	11	(6)	4
Change in future contract benefits and policyholder account balances, net of reinsurance	(15)	17	(27)
Income tax benefit (expense)	(35)	49	(48)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	–	(3)	(6)
Income tax benefit (expense)	–	1	1
Balance as of end-of-year	$(515)	$(647)	$(467)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$14	$11	$17
Unrealized holding gains (losses)	6	1	(3)
Change in foreign currency exchange rate adjustment	(11)	6	(4)
Income tax benefit (expense)	1	(2)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	1	2	1
Balance as of end-of-year	$9	$14	$11
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$(3)	$42	$78
OCI before reclassification	(23)	(57)	(46)
Income tax benefit (expense)	5	12	10
Balance as of end-of-year	$(21)	$(3)	$42
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$16	$7	$14
OCI before reclassification	(10)	11	(9)
Income tax benefit (expense)	2	(2)	2
Balance as of end-of-year	$8	$16	$7

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$–	$(3)	$(6)	Realized gain (loss)
Reclassification before income tax benefit (expense)	–	(3)	(6)	Income (loss) before taxes
Income tax benefit (expense)	–	1	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$–	$(2)	$(5)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$1	$2	$1	Net investment income
Reclassifications, net of income tax	$1	$2	$1	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities:
Gross gains	$1	$–	$1
Gross losses	(1)	(3)	(7)
Credit loss benefit (expense) (1)	1	–	(1)
Realized gain (loss) on equity securities (2)	–	1	–
Credit loss benefit (expense) on mortgage loans on real estate	(2)	1	–
Credit loss benefit (expense) on reinsurance-related assets	(1)	–	–
GLB rider fees ceded to LNL and attributed fees	11	10	9
Total realized gain (loss)	$9	$9	$2

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Includes mark-to-market adjustments on equity securities still held of less than $1 million and $1 million for the years ended December 31, 2025 and 2024, respectively. There were no mark-to-market adjustments on equity securities for the year ended December 31, 2023.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$50	$51	$52
General and administrative expenses	83	71	77
Expenses associated with reserve financing, LOCs and other	23	22	20
DAC and VOBA deferrals, net of amortization	38	38	39
Taxes, licenses and fees	21	17	19
Total	$215	$199	$207

17. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$25	$(3)	$37
Deferred	(5)	27	(10)
Federal income tax expense (benefit)	$20	$24	$27

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$120		$164		$155
Federal income tax expense (benefit) at
federal statutory rate	25	21%	34	21%	33	21%
Effect of:
Tax credits:
Foreign tax credits	(2)	(2%)	(1)	(1%)	(2)	(1%)
Other tax credits	(1)	(1%)	–	–%	–	–%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(3)	(2%)	(2)	(1%)	(4)	(3%)
Changes in unrecognized tax benefits	1	1%	(7)	(4%)	–	–%
Federal income tax expense (benefit)	$20	17%	$24	15%	$27)	17%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$6	$9
Deferred	(3)	18
Total federal income tax asset (liability)	$3	$27

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$146	$182
Tax credits	–	2
Other	–	1
Total deferred tax assets	$146	$185
Deferred Tax Liabilities
DAC and VOBA	70	77
Insurance liabilities and reinsurance-related balances	60	73
Investment activity	7	5
MRB-related activity	11	10
Other	1	2
Total deferred tax liabilities	$149	$167
Net deferred tax asset (liability)	$(3)	$18

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2025, we did not have any federal income tax credits, net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$2	$9
Increases for prior year tax positions	(1)	(7)
Balance as of end-of-year	$1	$2

As of December 31, 2025 and 2024, $1 million and $2 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will not decrease by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

18. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2025	2024
U.S. capital and surplus	$1,016	$985

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$160	$141	$165
U.S. net income (loss)	162	143	159

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities, the use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and the use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Conservative valuation rate on certain annuities	$1	$1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	18	20

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was approximately ten times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York

State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $100 million in 2026 without New York State Department of Financial Services approval.

19. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Income taxes	$22	$11	$47
Interest	2	2	2

20. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
			Reinsurance recoverables, net of
Ceded reinsurance contracts	$70	$83	allowance for credit losses
Ceded reinsurance contracts	24	21	Other assets
Service agreement receivable	3	1	Other assets

Liabilities with affiliates:
Cash management agreement	–	4	Other liabilities
Ceded reinsurance contracts	182	198	Other liabilities
Service agreement payable	30	27	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(49)	$(51)	$(44)	Insurance premiums and fee income
Cash management agreement activity	–	–	(2)	Net investment income
Realized gains (losses) on ceded reinsurance
contracts – other gains (losses)	(30)	(32)	(34)	Realized gain (loss)

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	1	(2)	(2)	Benefits
Interest credited on ceded reinsurance contracts	–	(1)	(1)	Interest credited
Market risk benefit (gain) loss on ceded
reinsurance contracts	(14)	65	54	Market risk benefit (gain) loss
Ceded reinsurance contracts	(14)	(12)	(14)	Commissions and other expenses
Service agreement payments	88	74	82	Commissions and other expenses
Cash management agreement activity	2	2	–	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2025.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $4 million and $7 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Balance Sheets.

21. Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2026, the date the financial statements were available to be issued.

On March 20, 2026, LLANY paid a cash dividend in the amount of $101 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln New York Account N For Variable Annuities

Lincoln New York Account N For Variable Annuities
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class B	9,985,269	9,985,269	9,985,269
AB VPS Large Cap Growth Portfolio - Class B	251,434	251,434	251,434
AB VPS Sustainable Global Thematic Portfolio - Class B	2,380,279	2,380,279	2,380,279
ALPS Global Opportunity Portfolio - Class III	349,471	349,471	349,471
ALPS/Alerian Energy Infrastructure Portfolio - Class III	861,558	861,558	861,558
American Funds® IS American Funds Mortgage Fund - Class 1	111,225	111,225	111,225
American Funds® IS American Funds Mortgage Fund - Class 4	373,231	373,231	373,231
American Funds® IS Asset Allocation Fund - Class 1	8,258	8,258	8,258
American Funds® IS Asset Allocation Fund - Class 4	21,970,159	21,970,159	21,970,159
American Funds® IS Capital Income Builder - Class 1	1,155	1,155	1,155
American Funds® IS Capital Income Builder - Class 4	4,611,535	4,611,535	4,611,535
American Funds® IS Capital World Bond Fund - Class 1	7,083	7,083	7,083
American Funds® IS Capital World Growth and Income Fund - Class 1	7,149	7,149	7,149
American Funds® IS Global Growth Fund - Class 2	9,773,728	9,773,728	9,773,728
American Funds® IS Global Growth Fund - Class 4	10,214,128	10,214,128	10,214,128
American Funds® IS Global Small Capitalization Fund - Class 1	77,175	77,175	77,175
American Funds® IS Global Small Capitalization Fund - Class 2	5,359,843	5,359,843	5,359,843
American Funds® IS Global Small Capitalization Fund - Class 4	3,129,032	3,129,032	3,129,032
American Funds® IS Growth Fund - Class 1	16,452	16,452	16,452
American Funds® IS Growth Fund - Class 2	58,212,379	58,212,379	58,212,379
American Funds® IS Growth Fund - Class 4	35,694,485	35,694,485	35,694,485
American Funds® IS Growth-Income Fund - Class 1	374,676	374,676	374,676
American Funds® IS Growth-Income Fund - Class 2	53,098,603	53,098,603	53,098,603
American Funds® IS Growth-Income Fund - Class 4	14,383,065	14,383,065	14,383,065
American Funds® IS International Fund - Class 1	143,475	143,475	143,475
American Funds® IS International Fund - Class 2	12,757,110	12,757,110	12,757,110
American Funds® IS International Fund - Class 4	5,349,966	5,349,966	5,349,966
American Funds® IS International Growth and Income Fund - Class 1	256,958	256,958	256,958
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	10,582,455	10,582,455	10,582,455
American Funds® IS New World Fund - Class 1	83,392	83,392	83,392
American Funds® IS New World Fund - Class 4	3,290,971	3,290,971	3,290,971
American Funds® IS The Bond Fund of America - Class 1	74,305	74,305	74,305
American Funds® IS Washington Mutual Investors Fund - Class 1	86,881	86,881	86,881
American Funds® IS Washington Mutual Investors Fund - Class 4	8,950,805	8,950,805	8,950,805
ClearBridge Variable Growth Portfolio - Class II	1,672,641	1,672,641	1,672,641
ClearBridge Variable Large Cap Growth Portfolio - Class II	26,471,733	26,471,733	26,471,733
ClearBridge Variable Mid Cap Portfolio - Class II	4,316,030	4,316,030	4,316,030
Columbia VP Commodity Strategy Fund - Class 2	553,018	553,018	553,018
Columbia VP Emerging Markets Bond Fund - Class 2	222,355	222,355	222,355
Columbia VP Strategic Income Fund - Class 2	606,523	606,523	606,523
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,577	5,577	5,577
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,868,289	2,868,289	2,868,289
DWS Equity 500 Index VIP Portfolio - Class A	789,526	789,526	789,526
DWS Small Cap Index VIP Portfolio - Class A	284,532	284,532	284,532
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,629,062	2,629,062	2,629,062
Fidelity® VIP Balanced Portfolio - Service Class 2	60,281,333	60,281,333	60,281,333
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	43,121	43,121	43,121
Fidelity® VIP Contrafund® Portfolio - Service Class 2	123,400,182	123,400,182	123,400,182
Fidelity® VIP Financials Portfolio - Service Class 2	154,001	154,001	154,001
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	1,965,210	1,965,210	1,965,210
Fidelity® VIP Growth Portfolio - Initial Class	348,732	348,732	348,732
Fidelity® VIP Growth Portfolio - Service Class 2	41,639,379	41,639,379	41,639,379
Fidelity® VIP Mid Cap Portfolio - Service Class 2	47,452,963	47,452,963	47,452,963
Fidelity® VIP Strategic Income Portfolio - Service Class 2	4,989,749	4,989,749	4,989,749
Fidelity® VIP Technology Portfolio - Service Class 2	10,957,468	10,957,468	10,957,468
First Trust Capital Strength Hedged Equity Portfolio - Class I	1,076,554	1,076,554	1,076,554
First Trust Capital Strength Portfolio - Class I	6,217,698	6,217,698	6,217,698
First Trust Dorsey Wright Tactical Core Portfolio - Class I	838,382	838,382	838,382
First Trust Growth Strength Portfolio - Class I	1,160,268	1,160,268	1,160,268
First Trust International Developed Capital Strength Portfolio - Class I	1,764,251	1,764,251	1,764,251
First Trust Multi Income Allocation Portfolio - Class I	386,379	386,379	386,379
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	10,177,527	10,177,527	10,177,527
Franklin Allocation VIP Fund - Class 4	2,998,190	2,998,190	2,998,190
Franklin Income VIP Fund - Class 2	15,275,094	15,275,094	15,275,094
Franklin Income VIP Fund - Class 4	15,308,897	15,308,897	15,308,897
Franklin Multi-Asset Variable Conservative Growth - Class II	1,308,498	1,308,498	1,308,498
Franklin Mutual Shares VIP Fund - Class 2	9,318,669	9,318,669	9,318,669
Franklin Mutual Shares VIP Fund - Class 4	4,219,721	4,219,721	4,219,721
Franklin Rising Dividends VIP Fund - Class 4	3,865,972	3,865,972	3,865,972
Franklin Small Cap Value VIP Fund - Class 4	1,147,431	1,147,431	1,147,431
Franklin Small-Mid Cap Growth VIP Fund - Class 4	882,405	882,405	882,405
Goldman Sachs VIT Government Money Market Fund - Service Shares	146,641	146,641	146,641
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,135,456	1,135,456	1,135,456
Guggenheim VT Multi-Hedge Strategies	361,076	361,076	361,076
Hartford Capital Appreciation HLS Fund - Class IC	707,682	707,682	707,682
Invesco V.I. American Franchise Fund - Series I Shares	156,102	156,102	156,102
Invesco V.I. American Franchise Fund - Series II Shares	24,859	24,859	24,859
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	209,533	209,533	209,533
Invesco V.I. Comstock Fund - Series II Shares	998,039	998,039	998,039
Invesco V.I. Core Equity Fund - Series I Shares	68,702	68,702	68,702
Invesco V.I. Diversified Dividend Fund - Series II Shares	2,004,890	2,004,890	2,004,890
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	22,536,657	22,536,657	22,536,657
Invesco V.I. Equity and Income Fund - Series II Shares	754,310	754,310	754,310
Invesco V.I. EQV International Equity Fund - Series I Shares	8,951	8,951	8,951
Invesco V.I. EQV International Equity Fund - Series II Shares	6,599,662	6,599,662	6,599,662
Invesco V.I. Global Fund - Series II Shares	289,699	289,699	289,699
Invesco V.I. International Growth Fund - Series II Shares	404,994	404,994	404,994
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2,230,351	2,230,351	2,230,351
Janus Henderson Balanced Portfolio - Service Shares	721,098	721,098	721,098
Janus Henderson Enterprise Portfolio - Service Shares	387,171	387,171	387,171
Janus Henderson Global Research Portfolio - Service Shares	266,339	266,339	266,339
Lincoln Hedged Nasdaq-100 Fund - Service Class	322,177	322,177	322,177
Lincoln Hedged S&P 500 Conservative Fund - Service Class	249,210	249,210	249,210
Lincoln Hedged S&P 500 Fund - Service Class	1,681,002	1,681,002	1,681,002
Lincoln Opportunistic Hedged Equity Fund - Service Class	347,450	347,450	347,450
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	3,055,510	3,055,510	3,055,510
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	702,581	702,581	702,581
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	110,641	110,641	110,641
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,023,068	3,023,068	3,023,068
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	24,866,120	24,866,120	24,866,120
LVIP American Balanced Allocation Fund - Service Class	8,877,023	8,877,023	8,877,023
LVIP American Balanced Allocation Fund - Standard Class	601	601	601
LVIP American Century Balanced Fund - Service Class	14,370,817	14,370,817	14,370,817
LVIP American Century Capital Appreciation Fund - Service Class	774,898	774,898	774,898
LVIP American Century Disciplined Core Value Fund - Service Class	282,661	282,661	282,661
LVIP American Century Inflation Protection Fund - Service Class	414,452	414,452	414,452
LVIP American Century International Fund - Service Class	202,909	202,909	202,909
LVIP American Century Large Company Value Fund - Service Class	9,217,485	9,217,485	9,217,485
LVIP American Century Large Company Value Fund - Standard Class II	1,195	1,195	1,195
LVIP American Century Mid Cap Value Fund - Service Class	415,963	415,963	415,963
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	38,090,196	38,090,196	38,090,196
LVIP American Century Ultra® Fund - Service Class	12,428,240	12,428,240	12,428,240
LVIP American Century Value Fund - Service Class	369,244	369,244	369,244
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	2,701	2,701	2,701
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,478,800	2,478,800	2,478,800
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	4,677,353	4,677,353	4,677,353
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	233,625	233,625	233,625
LVIP American Global Growth Fund - Service Class II	19,333,277	19,333,277	19,333,277
LVIP American Growth Allocation Fund - Service Class	4,334,674	4,334,674	4,334,674
LVIP American Growth Fund - Service Class II	123,512,790	123,512,790	123,512,790
LVIP American Growth-Income Fund - Service Class II	89,913,652	89,913,652	89,913,652
LVIP American International Fund - Service Class II	16,215,698	16,215,698	16,215,698
LVIP American Preservation Fund - Service Class	1,372,443	1,372,443	1,372,443
LVIP Baron Growth Opportunities Fund - Service Class	17,453,366	17,453,366	17,453,366
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	134,991,348	134,991,348	134,991,348
LVIP BlackRock Equity Dividend Fund - Service Class	11,740,950	11,740,950	11,740,950
LVIP BlackRock Equity Dividend Fund - Standard Class	26,649	26,649	26,649
LVIP BlackRock Global Allocation Fund - Service Class	42,254,488	42,254,488	42,254,488
LVIP BlackRock Global Allocation Fund - Standard Class	18,240	18,240	18,240
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	61,266,576	61,266,576	61,266,576
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	28,167,112	28,167,112	28,167,112
LVIP BlackRock Inflation Protected Bond Fund - Service Class	58,226,815	58,226,815	58,226,815
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	145,736	145,736	145,736
LVIP BlackRock Real Estate Fund - Service Class	4,957,412	4,957,412	4,957,412
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	45,494,035	45,494,035	45,494,035
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	87,234,085	87,234,085	87,234,085
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	86,707	86,707	86,707
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	50,939,235	50,939,235	50,939,235
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,128	8,128	8,128
LVIP Channing Small Cap Value Fund - Service Class	487,750	487,750	487,750
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	32,321,593	32,321,593	32,321,593
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	7,076	7,076	7,076
LVIP Dimensional International Core Equity Fund - Service Class	13,180,967	13,180,967	13,180,967
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	41,080,089	41,080,089	41,080,089
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	22,341,462	22,341,462	22,341,462
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	8,204	8,204	8,204
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	17,746,741	17,746,741	17,746,741
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	60,588,415	60,588,415	60,588,415
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	42,703,741	42,703,741	42,703,741
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	7,115	7,115	7,115
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	86,269,695	86,269,695	86,269,695
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	210,307	210,307	210,307
LVIP Franklin Templeton Core Bond Fund - Service Class	253,026,208	253,026,208	253,026,208
LVIP Franklin Templeton Core Bond Fund - Standard Class	2,560,729	2,560,729	2,560,729
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	54,788,712	54,788,712	54,788,712
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	6,017,020	6,017,020	6,017,020
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	84,658	84,658	84,658
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	7,958,432	7,958,432	7,958,432
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	17,399,644	17,399,644	17,399,644
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	477,352	477,352	477,352
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	12,022,856	12,022,856	12,022,856
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	39,201	39,201	39,201
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	14,475,291	14,475,291	14,475,291
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	47,269,350	47,269,350	47,269,350
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	136,012	136,012	136,012
LVIP Global Growth Allocation Managed Risk Fund - Service Class	233,952,162	233,952,162	233,952,162
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	208,408,278	208,408,278	208,408,278
LVIP Government Money Market Fund - Service Class	29,484,985	29,484,985	29,484,985
LVIP Government Money Market Fund - Standard Class	1,265,713	1,265,713	1,265,713
LVIP JPMorgan Core Bond Fund - Service Class	33,435,096	33,435,096	33,435,096
LVIP JPMorgan High Yield Fund - Service Class	12,818,972	12,818,972	12,818,972
LVIP JPMorgan Mid Cap Value Fund - Service Class	1,471,592	1,471,592	1,471,592
LVIP JPMorgan Retirement Income Fund - Service Class	4,745,809	4,745,809	4,745,809
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	33,235,156	33,235,156	33,235,156
LVIP JPMorgan Short Duration Bond Fund - Service Class	32,972,949	32,972,949	32,972,949
LVIP JPMorgan Short Duration Bond Fund - Standard Class	58,247	58,247	58,247
LVIP JPMorgan Small Cap Core Fund - Service Class	2,506,909	2,506,909	2,506,909
LVIP JPMorgan U.S. Equity Fund - Service Class	7,253,566	7,253,566	7,253,566
LVIP Loomis Sayles Global Growth Fund - Service Class	195,705	195,705	195,705
LVIP MFS International Growth Fund - Service Class	14,309,356	14,309,356	14,309,356
LVIP MFS Value Fund - Service Class	45,316,492	45,316,492	45,316,492
LVIP Mondrian Global Income Fund - Service Class	18,623,710	18,623,710	18,623,710
LVIP Mondrian International Value Fund - Service Class	11,657,539	11,657,539	11,657,539
LVIP Mondrian International Value Fund - Standard Class	649,113	649,113	649,113
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	11,273,377	11,273,377	11,273,377
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	44,797,815	44,797,815	44,797,815
LVIP Nomura Diversified Floating Rate Fund - Service Class	46,218,569	46,218,569	46,218,569
LVIP Nomura High Yield Fund - Service Class	3,832,408	3,832,408	3,832,408
LVIP Nomura High Yield Fund - Standard Class	125,573	125,573	125,573
LVIP Nomura Mid Cap Value Fund - Service Class	10,491,261	10,491,261	10,491,261
LVIP Nomura SMID Cap Core Fund - Service Class	9,534,065	9,534,065	9,534,065
LVIP Nomura SMID Cap Core Fund - Standard Class	278,157	278,157	278,157
LVIP Nomura Social Awareness Fund - Service Class	5,056,671	5,056,671	5,056,671
LVIP Nomura Social Awareness Fund - Standard Class	225,192	225,192	225,192
LVIP Nomura U.S. Growth Fund - Service Class	15,662,031	15,662,031	15,662,031
LVIP Nomura U.S. REIT Fund - Service Class	7,703,383	7,703,383	7,703,383
LVIP Nomura U.S. REIT Fund - Standard Class	326,687	326,687	326,687
LVIP PIMCO Low Duration Bond Fund - Service Class	43,693,659	43,693,659	43,693,659
LVIP PIMCO Low Duration Bond Fund - Standard Class	8,202	8,202	8,202
LVIP SSGA Bond Index Fund - Service Class	47,359,338	47,359,338	47,359,338
LVIP SSGA Bond Index Fund - Standard Class	237,625	237,625	237,625
LVIP SSGA Conservative Index Allocation Fund - Service Class	10,778,335	10,778,335	10,778,335
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,713,040	1,713,040	1,713,040
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	40,976,234	40,976,234	40,976,234
LVIP SSGA International Index Fund - Service Class	14,369,683	14,369,683	14,369,683
LVIP SSGA International Managed Volatility Fund - Service Class	15,990,395	15,990,395	15,990,395
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	62,983,359	62,983,359	62,983,359
LVIP SSGA Mid-Cap Index Fund - Service Class	19,719,925	19,719,925	19,719,925
LVIP SSGA Mid-Cap Index Fund - Standard Class	99,938	99,938	99,938
LVIP SSGA Moderate Index Allocation Fund - Service Class	36,300,044	36,300,044	36,300,044
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	20,889,128	20,889,128	20,889,128
LVIP SSGA Nasdaq-100 Index Fund - Service Class	4,613,762	4,613,762	4,613,762
LVIP SSGA S&P 500 Index Fund - Service Class	228,104,675	228,104,675	228,104,675
LVIP SSGA S&P 500 Index Fund - Standard Class	1,355,592	1,355,592	1,355,592
LVIP SSGA Short-Term Bond Index Fund - Service Class	18,250,128	18,250,128	18,250,128
LVIP SSGA Small-Cap Index Fund - Service Class	35,690,167	35,690,167	35,690,167
LVIP SSGA Small-Cap Index Fund - Standard Class	90,965	90,965	90,965
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	47,028,361	47,028,361	47,028,361
LVIP Structured Conservative Allocation Fund - Service Class	7,382,174	7,382,174	7,382,174
LVIP Structured Moderate Allocation Fund - Service Class	43,130,725	43,130,725	43,130,725
LVIP Structured Moderate Allocation Fund - Standard Class	679,272	679,272	679,272
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	22,367,801	22,367,801	22,367,801
LVIP T. Rowe Price 2020 Fund - Service Class	80,512	80,512	80,512
LVIP T. Rowe Price 2030 Fund - Service Class	59,414	59,414	59,414
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	28,334,015	28,334,015	28,334,015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	162,867	162,867	162,867
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	19,389,188	19,389,188	19,389,188
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	58,818,558	58,818,558	58,818,558
LVIP Vanguard Bond Allocation Fund - Service Class	85,296,729	85,296,729	85,296,729
LVIP Vanguard Bond Allocation Fund - Standard Class	7,074	7,074	7,074
LVIP Vanguard Domestic Equity ETF Fund - Service Class	34,919,581	34,919,581	34,919,581
LVIP Vanguard International Equity ETF Fund - Service Class	24,542,493	24,542,493	24,542,493
LVIP Wellington SMID Cap Value Fund - Service Class	8,976,234	8,976,234	8,976,234
MFS® VIT Growth Series - Initial Class	123,100	123,100	123,100
MFS® VIT Growth Series - Service Class	17,805,031	17,805,031	17,805,031
MFS® VIT Total Return Series - Initial Class	181,782	181,782	181,782
MFS® VIT Total Return Series - Service Class	9,784,106	9,784,106	9,784,106
MFS® VIT Utilities Series - Initial Class	144,729	144,729	144,729
MFS® VIT Utilities Series - Service Class	9,369,251	9,369,251	9,369,251
MFS® VIT II Core Equity Portfolio - Service Class	7,600	7,600	7,600
MFS® VIT II International Intrinsic Value Portfolio - Service Class	2,482,476	2,482,476	2,482,476
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,324,505	1,324,505	1,324,505
Nomura VIP Asset Strategy Series - Service Class	666,357	666,357	666,357
Nomura VIP Emerging Markets Series - Service Class	14,745,031	14,745,031	14,745,031
Nomura VIP Energy Series - Service Class	473,465	473,465	473,465
Nomura VIP High Income Series - Service Class	1,108,786	1,108,786	1,108,786
Nomura VIP Mid Cap Growth Series - Service Class	801,933	801,933	801,933
Nomura VIP Science and Technology Series - Service Class	5,052,062	5,052,062	5,052,062
Nomura VIP Small Cap Growth Series - Service Class	1,416,676	1,416,676	1,416,676
Nomura VIP Small Cap Value Series - Service Class	27,653,338	27,653,338	27,653,338
Nomura VIP Small Cap Value Series - Standard Class	423,441	423,441	423,441
PIMCO VIT All Asset Portfolio - Advisor Class	199,942	199,942	199,942
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,017,915	1,017,915	1,017,915
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	410,287	410,287	410,287
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2,966	2,966	2,966
Putnam VT George Putnam Balanced Fund - Class IB	11,389,089	11,389,089	11,389,089
Putnam VT Global Health Care Fund - Class IB	1,571,120	1,571,120	1,571,120
Putnam VT Income Fund - Class IB	433,385	433,385	433,385
Putnam VT Large Cap Value Fund - Class IB	21,023,174	21,023,174	21,023,174
Putnam VT Sustainable Future Fund - Class IB	15,724	15,724	15,724
Putnam VT Sustainable Leaders Fund - Class IB	294,588	294,588	294,588
Templeton Foreign VIP Fund - Class 4	146,563	146,563	146,563
Templeton Global Bond VIP Fund - Class 2	3,175,371	3,175,371	3,175,371
Templeton Global Bond VIP Fund - Class 4	1,276,812	1,276,812	1,276,812
Templeton Growth VIP Fund - Class 2	1,340,655	1,340,655	1,340,655
VanEck VIP Global Resources Fund - Class S Shares	501,724	501,724	501,724
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	347,908	347,908	347,908
See accompanying notes

Lincoln New York Account N For Variable Annuities
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class B	60,989	(161,118)	(100,129)	(66,344)	1,150,812	1,084,468	(865,693)	118,646
AB VPS Large Cap Growth Portfolio - Class B	—	(3,930)	(3,930)	3,247	23,262	26,509	2,627	25,206
AB VPS Sustainable Global Thematic Portfolio - Class B	—	(38,208)	(38,208)	58,085	320,446	378,531	(228,044)	112,279
ALPS Global Opportunity Portfolio - Class III	21,856	(4,817)	17,039	(2,986)	5,184	2,198	(18,892)	345
ALPS/Alerian Energy Infrastructure Portfolio - Class III	38,469	(11,768)	26,701	136,919	98,189	235,108	(231,046)	30,763
American Funds® IS American Funds Mortgage Fund - Class 1	4,804	(698)	4,106	(97)	—	(97)	4,435	8,444
American Funds® IS American Funds Mortgage Fund - Class 4	14,497	(3,405)	11,092	(2,921)	—	(2,921)	12,192	20,363
American Funds® IS Asset Allocation Fund - Class 1	175	(51)	124	77	534	611	386	1,121
American Funds® IS Asset Allocation Fund - Class 4	375,118	(245,169)	129,949	262,237	1,362,115	1,624,352	914,966	2,669,267
American Funds® IS Capital Income Builder - Class 1	64	(16)	48	788	—	788	(361)	475
American Funds® IS Capital Income Builder - Class 4	113,721	(44,138)	69,583	79,459	—	79,459	533,265	682,307
American Funds® IS Capital World Bond Fund - Class 1	220	(44)	176	(87)	—	(87)	479	568
American Funds® IS Capital World Growth and Income Fund - Class 1	108	(112)	(4)	13,426	245	13,671	(7,369)	6,298
American Funds® IS Global Growth Fund - Class 2	129,432	(165,276)	(35,844)	391,322	1,208,803	1,600,125	147,847	1,712,128
American Funds® IS Global Growth Fund - Class 4	113,378	(94,552)	18,826	52,574	1,079,516	1,132,090	465,461	1,616,377
American Funds® IS Global Small Capitalization Fund - Class 1	384	(462)	(78)	(96)	1,473	1,377	8,268	9,567
American Funds® IS Global Small Capitalization Fund - Class 2	17,855	(80,102)	(62,247)	(95,729)	120,804	25,075	682,452	645,280
American Funds® IS Global Small Capitalization Fund - Class 4	5,850	(27,229)	(21,379)	(15,663)	18,336	2,673	329,215	310,509
American Funds® IS Growth Fund - Class 1	37	(101)	(64)	754	1,211	1,965	993	2,894
American Funds® IS Growth Fund - Class 2	90,797	(968,101)	(877,304)	4,852,808	4,640,056	9,492,864	1,089,074	9,704,634
American Funds® IS Growth Fund - Class 4	39,017	(348,131)	(309,114)	1,102,196	2,442,107	3,544,303	2,144,307	5,379,496
American Funds® IS Growth-Income Fund - Class 1	4,012	(2,481)	1,531	1,443	55,763	57,206	(2,566)	56,171
American Funds® IS Growth-Income Fund - Class 2	468,390	(869,094)	(400,704)	2,621,638	8,926,646	11,548,284	(3,318,784)	7,828,796
American Funds® IS Growth-Income Fund - Class 4	97,670	(139,158)	(41,488)	305,430	2,163,522	2,468,952	(488,279)	1,939,185
American Funds® IS International Fund - Class 1	2,093	(1,213)	880	1,303	—	1,303	26,624	28,807
American Funds® IS International Fund - Class 2	157,536	(204,158)	(46,622)	171,840	—	171,840	2,605,946	2,731,164
American Funds® IS International Fund - Class 4	57,476	(53,702)	3,774	2,458	—	2,458	1,037,337	1,043,569
American Funds® IS International Growth and Income Fund - Class 1	6,316	(1,463)	4,853	(235)	—	(235)	61,928	66,546
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	294,826	(159,887)	134,939	65,059	732,326	797,385	138,766	1,071,090
American Funds® IS New World Fund - Class 1	1,041	(604)	437	767	3,020	3,787	14,208	18,432
American Funds® IS New World Fund - Class 4	27,583	(34,852)	(7,269)	54,897	120,730	175,627	538,005	706,363
American Funds® IS The Bond Fund of America - Class 1	3,219	(443)	2,776	(141)	—	(141)	1,732	4,367
American Funds® IS Washington Mutual Investors Fund - Class 1	1,373	(1,397)	(24)	2,824	5,685	8,509	3,946	12,431
American Funds® IS Washington Mutual Investors Fund - Class 4	104,259	(82,557)	21,702	219,045	515,083	734,128	355,250	1,111,080
ClearBridge Variable Growth Portfolio - Class II	—	(12,206)	(12,206)	(15,732)	223,685	207,953	(86,927)	108,820
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(359,860)	(359,860)	1,158,461	1,804,349	2,962,810	(1,012,836)	1,590,114
ClearBridge Variable Mid Cap Portfolio - Class II	443	(58,892)	(58,449)	43,932	287,282	331,214	(141,018)	131,747
Columbia VP Commodity Strategy Fund - Class 2	39,497	(5,223)	34,274	(9,450)	—	(9,450)	39,163	63,987
Columbia VP Emerging Markets Bond Fund - Class 2	10,080	(1,879)	8,201	(946)	—	(946)	14,181	21,436
Columbia VP Strategic Income Fund - Class 2	26,081	(6,171)	19,910	(181)	—	(181)	16,115	35,844
DWS Alternative Asset Allocation VIP Portfolio - Class A	281	(42)	239	2	—	2	368	609
DWS Alternative Asset Allocation VIP Portfolio - Class B	107,433	(45,409)	62,024	12,560	—	12,560	158,738	233,322
DWS Equity 500 Index VIP Portfolio - Class A	8,478	(12,673)	(4,195)	56,417	70,144	126,561	(9,217)	113,149
DWS Small Cap Index VIP Portfolio - Class A	3,549	(4,060)	(511)	(993)	15,156	14,163	13,475	27,127
Eaton Vance VT Floating-Rate Income Fund - Initial Class	178,581	(21,891)	156,690	(27,201)	—	(27,201)	(59,545)	69,944
Fidelity® VIP Balanced Portfolio - Service Class 2	897,210	(793,531)	103,679	628,851	2,902,627	3,531,478	3,446,135	7,081,292
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	37	(403)	(366)	6,212	7,742	13,954	(12,584)	1,004
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	843	(505)	338	(257)	2,480	2,223	(4,365)	(1,804)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	—	(1,736,288)	(1,736,288)	5,461,953	19,356,332	24,818,285	(2,273,606)	20,808,391
Fidelity® VIP Financials Portfolio - Service Class 2	2,337	(1,388)	949	(1,535)	5,164	3,629	9,801	14,379
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	47,953	(28,275)	19,678	(1,474)	—	(1,474)	191,039	209,243
Fidelity® VIP Growth Portfolio - Initial Class	962	(4,506)	(3,544)	1,015	42,560	43,575	1,008	41,039
Fidelity® VIP Growth Portfolio - Service Class 2	20,243	(557,527)	(537,284)	586,332	5,447,122	6,033,454	(580,985)	4,915,185
Fidelity® VIP Mid Cap Portfolio - Service Class 2	111,986	(695,131)	(583,145)	218,811	5,359,548	5,578,359	(515,262)	4,479,952
Fidelity® VIP Strategic Income Portfolio - Service Class 2	169,002	(40,670)	128,332	5,864	—	5,864	184,382	318,578
Fidelity® VIP Technology Portfolio - Service Class 2	—	(129,088)	(129,088)	252,844	693,971	946,815	1,246,077	2,063,804
First Trust Capital Strength Hedged Equity Portfolio - Class I	3,765	(13,090)	(9,325)	(1,405)	—	(1,405)	(40,371)	(51,101)
First Trust Capital Strength Portfolio - Class I	29,120	(68,722)	(39,602)	49,667	—	49,667	199,962	210,027
First Trust Dorsey Wright Tactical Core Portfolio - Class I	7,494	(8,258)	(764)	653	—	653	66,563	66,452
First Trust Growth Strength Portfolio - Class I	—	(14,074)	(14,074)	5,542	68,476	74,018	56,548	116,492
First Trust International Developed Capital Strength Portfolio - Class I	23,891	(19,932)	3,959	10,971	30,645	41,616	167,919	213,494
First Trust Multi Income Allocation Portfolio - Class I	12,537	(4,408)	8,129	5,662	8,215	13,877	3,224	25,230
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	248,191	(149,349)	98,842	(13,161)	587,192	574,031	(267,784)	405,089
Franklin Allocation VIP Fund - Class 4	51,473	(36,211)	15,262	14,450	114,875	129,325	162,191	306,778
Franklin Income VIP Fund - Class 2	814,210	(262,705)	551,505	(50,721)	171,144	120,423	917,762	1,589,690
Franklin Income VIP Fund - Class 4	705,823	(206,419)	499,404	18,642	151,087	169,729	862,706	1,531,839
Franklin Multi-Asset Variable Conservative Growth - Class II	30,592	(18,782)	11,810	11,736	113,998	125,734	(6,437)	131,107
Franklin Mutual Shares VIP Fund - Class 2	184,499	(144,098)	40,401	(721)	909,030	908,309	(74,529)	874,181
Franklin Mutual Shares VIP Fund - Class 4	80,272	(58,631)	21,641	1,594	413,687	415,281	(38,751)	398,171
Franklin Rising Dividends VIP Fund - Class 4	24,436	(35,385)	(10,949)	34,418	322,713	357,131	(5,923)	340,259
Franklin Small Cap Value VIP Fund - Class 4	8,428	(9,983)	(1,555)	4,705	70,612	75,317	(1,232)	72,530
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(8,576)	(8,576)	(4,177)	47,828	43,651	(14,863)	20,212
Goldman Sachs VIT Government Money Market Fund - Service Shares	5,486	(1,686)	3,800	—	—	—	—	3,800
Goldman Sachs VIT Large Cap Value Fund - Service Shares	9,644	(11,676)	(2,032)	(7,386)	152,083	144,697	(38,919)	103,746
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(1,037)	(1,037)	(26,178)	—	(26,178)	24,498	(2,717)
Guggenheim VT Multi-Hedge Strategies	8,150	(4,286)	3,864	(8,213)	—	(8,213)	3,167	(1,182)
Hartford Capital Appreciation HLS Fund - Class IC	899	(7,714)	(6,815)	22,107	80,360	102,467	(19,316)	76,336
Invesco V.I. American Franchise Fund - Series I Shares	—	(2,447)	(2,447)	4,665	14,199	18,864	(1,789)	14,628
Invesco V.I. American Franchise Fund - Series II Shares	—	(503)	(503)	379	2,495	2,874	(3,728)	(1,357)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	13,536	(2,201)	11,335	(6,341)	—	(6,341)	9,726	14,720
Invesco V.I. Comstock Fund - Series II Shares	13,590	(9,019)	4,571	3,978	100,714	104,692	28,912	138,175
Invesco V.I. Core Equity Fund - Series I Shares	424	(896)	(472)	429	4,883	5,312	3,965	8,805
Invesco V.I. Diversified Dividend Fund - Series II Shares	26,530	(21,067)	5,463	2,547	149,147	151,694	83,693	240,850
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	309,811	(340,133)	(30,322)	424,757	1,791,281	2,216,038	(224,841)	1,960,875
Invesco V.I. Equity and Income Fund - Series II Shares	13,539	(6,880)	6,659	571	38,844	39,415	23,345	69,419
Invesco V.I. EQV International Equity Fund - Series I Shares	124	(122)	2	(13)	550	537	667	1,206
Invesco V.I. EQV International Equity Fund - Series II Shares	75,728	(89,590)	(13,862)	1,700	413,234	414,934	464,409	865,481
Invesco V.I. Global Fund - Series II Shares	—	(2,290)	(2,290)	3,141	53,356	56,497	(17,403)	36,804
Invesco V.I. International Growth Fund - Series II Shares	232	(3,741)	(3,509)	(2,568)	34,439	31,871	18,438	46,800
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	4,900	(22,353)	(17,453)	67,077	217,854	284,931	(107,328)	160,150
Janus Henderson Balanced Portfolio - Service Shares	11,748	(10,813)	935	16,577	21,225	37,802	46,511	85,248
Janus Henderson Enterprise Portfolio - Service Shares	188	(6,196)	(6,008)	14,706	33,533	48,239	(19,804)	22,427
Janus Henderson Global Research Portfolio - Service Shares	1,109	(3,787)	(2,678)	11,404	24,253	35,657	13,332	46,311
Lincoln Hedged Nasdaq-100 Fund - Service Class	—	(1,597)	(1,597)	21	19,477	19,498	(6,108)	11,793
Lincoln Hedged S&P 500 Conservative Fund - Service Class	—	(1,739)	(1,739)	203	16,101	16,304	(1,484)	13,081
Lincoln Hedged S&P 500 Fund - Service Class	—	(11,748)	(11,748)	2,540	126,670	129,210	(978)	116,484
Lincoln Opportunistic Hedged Equity Fund - Service Class	—	(2,397)	(2,397)	878	25,033	25,911	7,528	31,042
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	178,019	(30,428)	147,591	(17,375)	—	(17,375)	81,246	211,462
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	1,353	(9,039)	(7,686)	(51,025)	—	(51,025)	123,797	65,086
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	450	(999)	(549)	562	10,325	10,887	2,733	13,071
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	131,255	(32,320)	98,935	(9,904)	—	(9,904)	45,086	134,117
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	—	(354,304)	(354,304)	1,055,442	8,723,559	9,779,001	(6,636,123)	2,788,574
LVIP American Balanced Allocation Fund - Service Class	173,551	(97,895)	75,656	(6,310)	281,998	275,688	690,028	1,041,372
LVIP American Balanced Allocation Fund - Standard Class	14	(9)	5	(52)	35	(17)	190	178
LVIP American Century Balanced Fund - Service Class	225,832	(190,632)	35,200	137,029	—	137,029	901,432	1,073,661
LVIP American Century Capital Appreciation Fund - Service Class	—	(9,363)	(9,363)	(7,880)	128,336	120,456	(81,604)	29,489
LVIP American Century Disciplined Core Value Fund - Service Class	4,038	(630)	3,408	5,859	—	5,859	569	9,836
LVIP American Century Inflation Protection Fund - Service Class	24,113	(3,559)	20,554	1,431	—	1,431	(14,940)	7,045
LVIP American Century International Fund - Service Class	1,979	(658)	1,321	35	—	35	2,406	3,762
LVIP American Century Large Company Value Fund - Service Class	118,726	(136,625)	(17,899)	174,671	581,842	756,513	405,900	1,144,514
LVIP American Century Large Company Value Fund - Standard Class II	17	(17)	—	739	118	857	(541)	316
LVIP American Century Mid Cap Value Fund - Service Class	3,881	(2,290)	1,591	5,147	16,127	21,274	(12,473)	10,392
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	315,313	(588,831)	(273,518)	349,129	3,042,951	3,392,080	(1,982,127)	1,136,435
LVIP American Century Ultra® Fund - Service Class	—	(180,077)	(180,077)	276,980	1,081,631	1,358,611	195,164	1,373,698
LVIP American Century Value Fund - Service Class	5,200	(1,657)	3,543	(2,456)	17,382	14,926	112	18,581
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	13	(5)	8	—	—	—	21	29
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	58,830	(37,364)	21,466	(6,496)	89,864	83,368	156,119	260,953
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	66,503	(70,194)	(3,691)	36,185	200,601	236,786	384,524	617,619
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	4,125	(1,433)	2,692	709	9,173	9,882	16,893	29,467
LVIP American Global Growth Fund - Service Class II	201,635	(282,467)	(80,832)	556,183	540,958	1,097,141	2,333,442	3,349,751
LVIP American Global Small Capitalization Fund - Service Class II	—	(15,477)	(15,477)	(717,340)	126,498	(590,842)	664,606	58,287
LVIP American Growth Allocation Fund - Service Class	64,800	(46,377)	18,423	(5,237)	176,978	171,741	354,972	545,136
LVIP American Growth Fund - Service Class II	689,811	(1,689,801)	(999,990)	6,443,303	1,809,173	8,252,476	12,210,400	19,462,886
LVIP American Growth-Income Fund - Service Class II	1,216,051	(1,257,094)	(41,043)	3,776,052	2,843,132	6,619,184	5,991,234	12,569,375
LVIP American International Fund - Service Class II	130,594	(257,395)	(126,801)	111,349	—	111,349	3,410,237	3,394,785
LVIP American Preservation Fund - Service Class	47,680	(13,117)	34,563	(1,531)	—	(1,531)	14,627	47,659
LVIP Baron Growth Opportunities Fund - Service Class	—	(281,215)	(281,215)	336,995	2,182,971	2,519,966	(4,474,967)	(2,236,216)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2,602,203	(1,804,068)	798,135	1,525,315	4,323,336	5,848,651	6,085,598	12,732,384
LVIP BlackRock Equity Dividend Fund - Service Class	159,479	(162,217)	(2,738)	(73,538)	1,090,193	1,016,655	182,095	1,196,012
LVIP BlackRock Equity Dividend Fund - Standard Class	434	(431)	3	(4,518)	2,500	(2,018)	2,290	275
LVIP BlackRock Global Allocation Fund - Service Class	1,013,229	(675,318)	337,911	1,121,881	1,417,734	2,539,615	3,543,547	6,421,073
LVIP BlackRock Global Allocation Fund - Standard Class	475	(125)	350	740	626	1,366	1,439	3,155
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	3,026,979	(961,750)	2,065,229	1,366,290	—	1,366,290	5,050,837	8,482,356
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	507,331	(445,325)	62,006	696,584	666,197	1,362,781	1,100,298	2,525,085
LVIP BlackRock Inflation Protected Bond Fund - Service Class	327,409	(905,026)	(577,617)	(676,109)	—	(676,109)	3,457,601	2,203,875
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,179	(936)	243	(422)	—	(422)	7,266	7,087
LVIP BlackRock Real Estate Fund - Service Class	161,810	(75,088)	86,722	(54,735)	—	(54,735)	299,631	331,618
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	686,715	(681,874)	4,841	1,202,277	1,141,829	2,344,106	771,109	3,120,056
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	(1,375,619)	(1,375,619)	5,808,597	5,894,487	11,703,084	(6,733,849)	3,593,616
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(1,637)	(1,637)	2,140	5,370	7,510	(3,216)	2,657
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(808,895)	(808,895)	2,330,700	8,823,706	11,154,406	(9,509,844)	835,667
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(50)	(50)	118	1,259	1,377	(1,144)	183
LVIP Channing Small Cap Value Fund - Service Class	3,343	(6,463)	(3,120)	10,254	13,405	23,659	8,826	29,365
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	119,375	(504,453)	(385,078)	1,970,042	3,877,903	5,847,945	(2,632,920)	2,829,947
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	51	(44)	7	161	809	970	(285)	692
LVIP Dimensional International Core Equity Fund - Service Class	376,764	(162,607)	214,157	565,260	—	565,260	2,449,359	3,228,776
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,204,995	(616,824)	588,171	2,616,900	—	2,616,900	8,417,162	11,622,233
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	145,666	(303,702)	(158,036)	678,213	1,476,474	2,154,687	779,738	2,776,389
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	79	(50)	29	205	547	752	331	1,112
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	117,138	(234,349)	(117,211)	684,158	1,446,060	2,130,218	275,590	2,288,597
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	481,176	(942,336)	(461,160)	2,889,819	7,276,552	10,166,371	(5,331,333)	4,373,878
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	4,073,783	(668,442)	3,405,341	1,390,218	2,554,731	3,944,949	(2,424,615)	4,925,675
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	694	(44)	650	151	409	560	(311)	899
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	3,418,207	(1,372,379)	2,045,828	(2,157,500)	—	(2,157,500)	4,227,070	4,115,398
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	8,861	(1,722)	7,139	(893)	—	(893)	5,346	11,592
LVIP Franklin Templeton Core Bond Fund - Service Class	9,629,606	(3,313,693)	6,315,913	(4,501,879)	—	(4,501,879)	9,519,173	11,333,207
LVIP Franklin Templeton Core Bond Fund - Standard Class	107,689	(46,562)	61,127	(43,572)	—	(43,572)	115,231	132,786
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	577,592	(844,588)	(266,996)	2,002,948	5,544,451	7,547,399	(1,257,784)	6,022,619
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	156,472	(89,437)	67,035	90,118	—	90,118	1,415,188	1,572,341
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,388	(482)	1,906	(102)	—	(102)	19,719	21,523
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	241,615	(113,746)	127,869	342,609	43,955	386,564	1,498,249	2,012,682
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	121,060	(245,562)	(124,502)	593,060	732,419	1,325,479	1,363,965	2,564,942
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	4,394	(2,788)	1,606	150	19,462	19,612	51,321	72,539
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	97,610	(175,248)	(77,638)	179,208	—	179,208	1,227,060	1,328,630
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	409	(348)	61	511	—	511	4,100	4,672
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	248,850	(168,510)	80,340	174,122	61	174,183	1,459,498	1,714,021
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,118,212	(797,776)	320,436	(636,364)	205	(636,159)	4,069,835	3,754,112
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,561	(2,294)	1,267	(1,170)	1	(1,169)	10,241	10,339
LVIP Global Growth Allocation Managed Risk Fund - Service Class	4,537,868	(3,680,669)	857,199	1,758,698	10,089,177	11,847,875	12,760,013	25,465,087
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,287,788	(3,233,457)	1,054,331	919,643	5,230,294	6,149,937	12,028,421	19,232,689
LVIP Government Money Market Fund - Service Class	1,134,610	(424,305)	710,305	(1)	1,260	1,259	1	711,565
LVIP Government Money Market Fund - Standard Class	35,816	(14,816)	21,000	—	53	53	—	21,053
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	307,624	(304,204)	3,420	(5,710,303)	11,228,110	5,517,807	(5,162,544)	358,683
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	(15)	(15)	909	—	909	(1,112)	(218)
LVIP JPMorgan Core Bond Fund - Service Class	1,090,428	(385,984)	704,444	(187,468)	—	(187,468)	966,564	1,483,540
LVIP JPMorgan High Yield Fund - Service Class	754,440	(183,421)	571,019	(42,188)	—	(42,188)	334,406	863,237
LVIP JPMorgan Mid Cap Value Fund - Service Class	13,060	(14,784)	(1,724)	(4,353)	140,703	136,350	(93,690)	40,936
LVIP JPMorgan Retirement Income Fund - Service Class	133,463	(63,868)	69,595	41,138	—	41,138	337,963	448,696
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	291,574	(534,602)	(243,028)	625,067	3,934,014	4,559,081	(4,416,180)	(100,127)
LVIP JPMorgan Short Duration Bond Fund - Service Class	1,149,999	(503,244)	646,755	(135,367)	—	(135,367)	547,473	1,058,861
LVIP JPMorgan Short Duration Bond Fund - Standard Class	2,183	(329)	1,854	(1)	—	(1)	385	2,238
LVIP JPMorgan Small Cap Core Fund - Service Class	10,195	(24,176)	(13,981)	8,180	156,470	164,650	36,891	187,560
LVIP JPMorgan U.S. Equity Fund - Service Class	17,991	(74,587)	(56,596)	118,915	193,597	312,512	548,169	804,085
LVIP Loomis Sayles Global Growth Fund - Service Class	—	(1,597)	(1,597)	15,071	26,823	41,894	(4,276)	36,021
LVIP Macquarie Wealth Builder Fund - Service Class	68,745	(30,376)	38,369	(394,295)	549,205	154,910	35,809	229,088
LVIP Macquarie Wealth Builder Fund - Standard Class	1,071	(483)	588	(8,163)	7,980	(183)	2,936	3,341
LVIP MFS International Growth Fund - Service Class	179,736	(194,321)	(14,585)	387,315	1,098,017	1,485,332	539,550	2,010,297
LVIP MFS Value Fund - Service Class	627,897	(587,074)	40,823	1,123,988	2,908,947	4,032,935	446,007	4,519,765
LVIP Mondrian Global Income Fund - Service Class	46,104	(315,885)	(269,781)	(659,982)	—	(659,982)	1,764,732	834,969
LVIP Mondrian International Value Fund - Service Class	410,686	(165,971)	244,715	593,177	325,476	918,653	2,012,121	3,175,489
LVIP Mondrian International Value Fund - Standard Class	23,787	(9,815)	13,972	21,776	17,450	39,226	122,458	175,656
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	76,547	(131,822)	(55,275)	250,565	163,002	413,567	969,717	1,328,009
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	862,573	(677,270)	185,303	1,508,588	3,327,540	4,836,128	2,394,162	7,415,593
LVIP Nomura Diversified Floating Rate Fund - Service Class	1,728,186	(747,975)	980,211	(29,397)	—	(29,397)	377,563	1,328,377
LVIP Nomura High Yield Fund - Service Class	214,047	(65,126)	148,921	(66,656)	—	(66,656)	179,338	261,603
LVIP Nomura High Yield Fund - Standard Class	7,340	(1,924)	5,416	(1,045)	—	(1,045)	4,641	9,012
LVIP Nomura Mid Cap Value Fund - Service Class	113,098	(153,216)	(40,118)	184,671	1,211,365	1,396,036	(198,646)	1,157,272
LVIP Nomura SMID Cap Core Fund - Service Class	30,540	(137,582)	(107,042)	167,450	256,918	424,368	305,541	622,867
LVIP Nomura SMID Cap Core Fund - Standard Class	1,497	(3,628)	(2,131)	1,804	6,662	8,466	13,010	19,345
LVIP Nomura Social Awareness Fund - Service Class	18,016	(77,766)	(59,750)	235,865	402,889	638,754	28,617	607,621
LVIP Nomura Social Awareness Fund - Standard Class	1,540	(3,096)	(1,556)	4,122	17,238	21,360	6,816	26,620
LVIP Nomura U.S. Growth Fund - Service Class	—	(199,493)	(199,493)	863,446	1,742,316	2,605,762	308,134	2,714,403
LVIP Nomura U.S. REIT Fund - Service Class	206,480	(122,033)	84,447	66,631	—	66,631	(214,540)	(63,462)
LVIP Nomura U.S. REIT Fund - Standard Class	9,754	(4,640)	5,114	246	—	246	(7,362)	(2,002)
LVIP PIMCO Low Duration Bond Fund - Service Class	1,535,689	(656,302)	879,387	(255,178)	—	(255,178)	973,034	1,597,243
LVIP PIMCO Low Duration Bond Fund - Standard Class	306	(51)	255	(25)	—	(25)	133	363
LVIP SSGA Bond Index Fund - Service Class	1,443,525	(743,239)	700,286	(744,125)	—	(744,125)	2,259,558	2,215,719
LVIP SSGA Bond Index Fund - Standard Class	7,760	(2,233)	5,527	(1,041)	—	(1,041)	8,513	12,999
LVIP SSGA Conservative Index Allocation Fund - Service Class	254,675	(161,967)	92,708	138,160	194,737	332,897	643,926	1,069,531
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	43,396	(15,800)	27,596	8,348	—	8,348	347,054	382,998
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	896,671	(660,106)	236,565	648,532	221,854	870,386	3,764,254	4,871,205
LVIP SSGA International Index Fund - Service Class	417,490	(222,795)	194,695	674,553	—	674,553	2,609,406	3,478,654
LVIP SSGA International Managed Volatility Fund - Service Class	441,147	(259,457)	181,690	835,161	—	835,161	2,404,982	3,421,833
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	420,323	(945,736)	(525,413)	2,317,650	6,902,574	9,220,224	(3,743,318)	4,951,493
LVIP SSGA Mid-Cap Index Fund - Service Class	180,544	(252,318)	(71,774)	51,364	1,316,172	1,367,536	(207,372)	1,088,390
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,127	(614)	513	(51)	6,560	6,509	(976)	6,046
LVIP SSGA Moderate Index Allocation Fund - Service Class	755,315	(581,053)	174,262	1,107,956	711,353	1,819,309	2,571,139	4,564,710
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	412,312	(307,042)	105,270	628,222	493,696	1,121,918	1,671,607	2,898,795
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,493	(34,706)	(32,213)	99,799	140,045	239,844	441,979	649,610
LVIP SSGA S&P 500 Index Fund - Service Class	1,720,929	(2,662,246)	(941,317)	7,949,032	10,140,891	18,089,923	13,902,513	31,051,119
LVIP SSGA S&P 500 Index Fund - Standard Class	13,224	(22,825)	(9,601)	175,313	61,334	236,647	(14,426)	212,620
LVIP SSGA Short-Term Bond Index Fund - Service Class	693,029	(259,514)	433,515	43,496	—	43,496	162,356	639,367
LVIP SSGA Small-Cap Index Fund - Service Class	282,921	(505,497)	(222,576)	569,278	1,682,711	2,251,989	1,615,244	3,644,657
LVIP SSGA Small-Cap Index Fund - Standard Class	931	(535)	396	(77)	4,156	4,079	5,078	9,553
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	544,283	(722,167)	(177,884)	268,651	2,039,078	2,307,729	(561,461)	1,568,384
LVIP Structured Conservative Allocation Fund - Service Class	189,682	(117,414)	72,268	(29,280)	13,872	(15,408)	821,223	878,083
LVIP Structured Moderate Allocation Fund - Service Class	965,240	(654,533)	310,707	76,471	105,899	182,370	5,397,606	5,890,683
LVIP Structured Moderate Allocation Fund - Standard Class	16,758	(4,335)	12,423	3,163	1,660	4,823	10,129	27,375
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	482,551	(363,884)	118,667	112,803	76,620	189,423	3,259,706	3,567,796
LVIP T. Rowe Price 2020 Fund - Service Class	2,050	(1,516)	534	(2,898)	4,248	1,350	6,646	8,530
LVIP T. Rowe Price 2030 Fund - Service Class	1,233	(1,091)	142	878	2,527	3,405	3,257	6,804
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(415,671)	(415,671)	586,995	4,490,328	5,077,323	(2,082,394)	2,579,258
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(2,868)	(2,868)	4,246	25,969	30,215	(12,213)	15,134
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	225,246	(267,367)	(42,121)	278,682	462,652	741,334	589,918	1,289,131
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	849,250	(842,611)	6,639	1,332,378	1,791,036	3,123,414	786,567	3,916,620
LVIP Vanguard Bond Allocation Fund - Service Class	2,716,994	(1,226,574)	1,490,420	(1,202,875)	—	(1,202,875)	3,378,574	3,666,119
LVIP Vanguard Bond Allocation Fund - Standard Class	244	(44)	200	(64)	—	(64)	234	370
LVIP Vanguard Domestic Equity ETF Fund - Service Class	243,129	(484,575)	(241,446)	1,875,101	14,880,999	16,756,100	(11,852,796)	4,661,858
LVIP Vanguard International Equity ETF Fund - Service Class	712,808	(306,754)	406,054	602,862	72,224	675,086	4,454,893	5,536,033
LVIP Wellington SMID Cap Value Fund - Service Class	68,883	(133,132)	(64,249)	(59,506)	707,400	647,894	(515,453)	68,192
LVIP Western Asset Core Bond Fund - Service Class	1,202,505	(409,778)	792,727	(7,060,368)	—	(7,060,368)	8,172,256	1,904,615
MFS® VIT Growth Series - Initial Class	—	(1,627)	(1,627)	1,744	20,944	22,688	(8,961)	12,100
MFS® VIT Growth Series - Service Class	—	(261,562)	(261,562)	528,963	3,487,097	4,016,060	(1,914,229)	1,840,269
MFS® VIT Total Return Series - Initial Class	4,736	(2,430)	2,306	(113)	12,628	12,515	1,180	16,001
MFS® VIT Total Return Series - Service Class	250,373	(143,279)	107,094	(85,708)	736,610	650,902	129,348	887,344
MFS® VIT Utilities Series - Initial Class	4,066	(1,977)	2,089	1,690	1,860	3,550	11,415	17,054
MFS® VIT Utilities Series - Service Class	242,926	(139,369)	103,557	230,888	121,148	352,036	652,668	1,108,261
MFS® VIT II Core Equity Portfolio - Service Class	17	(142)	(125)	191	794	985	(115)	745
MFS® VIT II International Intrinsic Value Portfolio - Service Class	30,872	(25,734)	5,138	57,989	132,035	190,024	434,510	629,672
Morgan Stanley VIF Growth Portfolio - Class II	—	(361)	(361)	11,270	—	11,270	—	10,909
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,942	(20,760)	(14,818)	19,428	139,429	158,857	(20,063)	123,976
Nomura VIP Asset Strategy Series - Service Class	8,115	(7,387)	728	3,623	43,258	46,881	44,064	91,673
Nomura VIP Emerging Markets Series - Service Class	146,370	(195,138)	(48,768)	1,066,570	24,899	1,091,469	6,259,095	7,301,796
Nomura VIP Energy Series - Service Class	3,653	(4,007)	(354)	3,863	—	3,863	42,095	45,604
Nomura VIP High Income Series - Service Class	69,311	(14,366)	54,945	673	438	1,111	6,988	63,044
Nomura VIP Mid Cap Growth Series - Service Class	—	(10,384)	(10,384)	(73,171)	209,260	136,089	(122,504)	3,201
Nomura VIP Science and Technology Series - Service Class	—	(53,434)	(53,434)	152,507	694,697	847,204	546,342	1,340,112
Nomura VIP Small Cap Growth Series - Service Class	—	(15,312)	(15,312)	12,598	—	12,598	161,762	159,048
Nomura VIP Small Cap Value Series - Service Class	254,514	(412,064)	(157,550)	305,784	1,681,711	1,987,495	(164,168)	1,665,777
Nomura VIP Small Cap Value Series - Standard Class	5,136	(5,640)	(504)	742	25,013	25,755	1,131	26,382
PIMCO VIT All Asset Portfolio - Advisor Class	8,447	(1,986)	6,461	(378)	—	(378)	16,756	22,839
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	30,005	(15,486)	14,519	(100,263)	—	(100,263)	269,162	183,418
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	21,463	(4,967)	16,496	(2,146)	—	(2,146)	11,162	25,512
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,627	(269)	1,358	(2,735)	—	(2,735)	4,420	3,043
Putnam VT George Putnam Balanced Fund - Class IB	158,198	(157,835)	363	638,958	411,039	1,049,997	187,489	1,237,849
Putnam VT Global Health Care Fund - Class IB	—	(16,037)	(16,037)	(2,618)	101,114	98,496	117,041	199,500
Putnam VT Income Fund - Class IB	19,195	(2,805)	16,390	(9,550)	—	(9,550)	19,448	26,288
Putnam VT Large Cap Value Fund - Class IB	250,773	(248,463)	2,310	302,823	1,199,572	1,502,395	1,737,522	3,242,227
Putnam VT Sustainable Future Fund - Class IB	36	(624)	(588)	2,402	5,360	7,762	(10,107)	(2,933)
Putnam VT Sustainable Leaders Fund - Class IB	1,585	(3,830)	(2,245)	6,280	27,879	34,159	(13,564)	18,350
Templeton Foreign VIP Fund - Class 4	4,853	(1,422)	3,431	16,574	14,232	30,806	11,119	45,356
Templeton Global Bond VIP Fund - Class 2	—	(58,484)	(58,484)	(178,405)	—	(178,405)	648,264	411,375
Templeton Global Bond VIP Fund - Class 4	—	(15,313)	(15,313)	(30,471)	—	(30,471)	212,537	166,753
Templeton Growth VIP Fund - Class 2	11,501	(21,855)	(10,354)	16,068	98,736	114,804	152,649	257,099
VanEck VIP Global Resources Fund - Class S Shares	11,291	(5,656)	5,635	15,652	—	15,652	115,767	137,054
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	18,063	(3,947)	14,116	(280)	—	(280)	5,501	19,337
See accompanying notes

Lincoln New York Account N For Variable Annuities
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class B	11,293,079	(105,561)	548,093	427,251	869,783	(1,450,953)	(1,450,953)	(581,170)	10,711,909
AB VPS Large Cap Growth Portfolio - Class B	204,827	(3,735)	13,088	36,305	45,658	(12,861)	(12,861)	32,797	237,624
AB VPS Sustainable Global Thematic Portfolio - Class B	2,719,052	(41,724)	55,178	111,431	124,885	(340,779)	(340,779)	(215,894)	2,503,158
ALPS Global Opportunity Portfolio - Class III	535,701	30,075	28,446	31,228	89,749	(171,231)	(171,231)	(81,482)	454,219
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,157,352	29,607	139,628	182,687	351,922	(367,906)	(367,906)	(15,984)	1,141,368
American Funds® IS American Funds Mortgage Fund - Class 1	102,502	4,239	(102)	(3,858)	279	—	—	279	102,781
American Funds® IS American Funds Mortgage Fund - Class 4	297,108	9,400	(3,031)	(8,736)	(2,367)	(8,035)	(8,035)	(10,402)	286,706
American Funds® IS Asset Allocation Fund - Class 1	6,586	124	331	573	1,028	(192)	(192)	836	7,422
American Funds® IS Asset Allocation Fund - Class 4	18,851,897	152,617	1,229,254	1,394,516	2,776,387	(1,567,191)	(1,567,191)	1,209,196	20,061,093
American Funds® IS Capital Income Builder - Class 1	6,887	138	566	(188)	516	(3,448)	(3,448)	(2,932)	3,955
American Funds® IS Capital Income Builder - Class 4	3,200,165	65,184	76,768	124,689	266,641	(184,444)	(184,444)	82,197	3,282,362
American Funds® IS Capital World Bond Fund - Class 1	5,967	127	(34)	(305)	(212)	783	783	571	6,538
American Funds® IS Capital World Growth and Income Fund - Class 1	81,938	1,108	467	9,393	10,968	(4,104)	(4,104)	6,864	88,802
American Funds® IS Global Growth Fund - Class 2	9,029,595	(18,552)	459,199	602,204	1,042,851	(626,704)	(626,704)	416,147	9,445,742
American Funds® IS Global Growth Fund - Class 4	7,245,190	24,568	291,526	544,536	860,630	(144,555)	(144,555)	716,075	7,961,265
American Funds® IS Global Small Capitalization Fund - Class 1	66,330	397	2,218	(1,337)	1,278	—	—	1,278	67,608
American Funds® IS Global Small Capitalization Fund - Class 2	5,761,797	(25,405)	94,018	(19,786)	48,827	(512,365)	(512,365)	(463,538)	5,298,259
American Funds® IS Global Small Capitalization Fund - Class 4	992,567	(1,439)	12,960	(5,928)	5,593	(235,335)	(235,335)	(229,742)	762,825
American Funds® IS Growth Fund - Class 1	13,382	(13)	1,103	2,805	3,895	(2,469)	(2,469)	1,426	14,808
American Funds® IS Growth Fund - Class 2	50,768,903	(743,983)	3,880,514	10,879,961	14,016,492	(6,786,940)	(6,786,940)	7,229,552	57,998,455
American Funds® IS Growth Fund - Class 4	19,952,403	(225,025)	1,237,474	4,964,548	5,976,997	1,226,810	1,226,810	7,203,807	27,156,210
American Funds® IS Growth-Income Fund - Class 1	264,129	1,847	14,800	45,357	62,004	(5,122)	(5,122)	56,882	321,011
American Funds® IS Growth-Income Fund - Class 2	48,700,154	(294,336)	4,365,314	6,211,670	10,282,648	(5,390,416)	(5,390,416)	4,892,232	53,592,386
American Funds® IS Growth-Income Fund - Class 4	9,532,549	(17,993)	739,530	1,421,064	2,142,601	(3,563)	(3,563)	2,139,038	11,671,587
American Funds® IS International Fund - Class 1	88,359	341	(229)	2,174	2,286	(4,285)	(4,285)	(1,999)	86,360
American Funds® IS International Fund - Class 2	12,835,527	(63,358)	158	277,875	214,675	(920,778)	(920,778)	(706,103)	12,129,424
American Funds® IS International Fund - Class 4	4,075,232	(8,077)	(21,579)	102,179	72,523	(116,692)	(116,692)	(44,169)	4,031,063
American Funds® IS International Growth and Income Fund - Class 1	184,915	4,007	(411)	1,901	5,497	—	—	5,497	190,412
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	12,689,570	65,903	192,786	1,309,538	1,568,227	(2,210,383)	(2,210,383)	(642,156)	12,047,414
American Funds® IS New World Fund - Class 1	64,605	565	588	2,726	3,879	(355)	(355)	3,524	68,129
American Funds® IS New World Fund - Class 4	2,699,295	573	23,414	118,309	142,296	34,805	34,805	177,101	2,876,396
American Funds® IS The Bond Fund of America - Class 1	49,344	2,003	(132)	(1,377)	494	4,318	4,318	4,812	54,156
American Funds® IS Washington Mutual Investors Fund - Class 1	82,058	86	3,208	10,277	13,571	(13,154)	(13,154)	417	82,475
American Funds® IS Washington Mutual Investors Fund - Class 4	5,785,444	24,373	169,034	851,910	1,045,317	189,941	189,941	1,235,258	7,020,702
ClearBridge Variable Growth Portfolio - Class II	1,003,079	(9,275)	167,719	(63,249)	95,195	(153,593)	(153,593)	(58,398)	944,681
ClearBridge Variable Large Cap Growth Portfolio - Class II	25,591,360	(392,236)	3,843,875	2,697,397	6,149,036	(7,052,071)	(7,052,071)	(903,035)	24,688,325
ClearBridge Variable Mid Cap Portfolio - Class II	4,133,983	(43,645)	168,987	231,046	356,388	(111,415)	(111,415)	244,973	4,378,956
Columbia VP Commodity Strategy Fund - Class 2	851,124	8,734	(196,233)	239,793	52,294	(463,209)	(463,209)	(410,915)	440,209
Columbia VP Emerging Markets Bond Fund - Class 2	169,877	7,122	(1,561)	3,484	9,045	4,014	4,014	13,059	182,936
Columbia VP Strategic Income Fund - Class 2	1,096,572	36,314	16,683	(9,436)	43,561	(523,360)	(523,360)	(479,799)	616,773
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,833	278	(104)	253	427	(2,654)	(2,654)	(2,227)	7,606
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,044,664	56,981	(10,058)	66,446	113,369	(110,083)	(110,083)	3,286	3,047,950
DWS Equity 500 Index VIP Portfolio - Class A	684,023	(3,075)	56,155	101,177	154,257	(20,623)	(20,623)	133,634	817,657
DWS Small Cap Index VIP Portfolio - Class A	259,974	(991)	7,108	18,163	24,280	(8,100)	(8,100)	16,180	276,154
Eaton Vance VT Floating-Rate Income Fund - Initial Class	3,926,909	239,919	(5,302)	(17,479)	217,138	(1,255,252)	(1,255,252)	(1,038,114)	2,888,795
Fidelity® VIP Balanced Portfolio - Service Class 2	44,572,810	148,636	2,284,907	4,238,974	6,672,517	3,837,594	3,837,594	10,510,111	55,082,921
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	—	(535)	634	12,584	12,683	59,555	59,555	72,238	72,238
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	19,746	484	569	(1,383)	(330)	21,691	21,691	21,361	41,107
Fidelity® VIP Contrafund® Portfolio - Service Class 2	85,893,645	(1,521,247)	19,414,048	8,940,292	26,833,093	(2,676,634)	(2,676,634)	24,156,459	110,050,104
Fidelity® VIP Financials Portfolio - Service Class 2	—	1,067	1,426	(5,086)	(2,593)	100,509	100,509	97,916	97,916
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,008,284	15,189	2,435	121,122	138,746	(158,150)	(158,150)	(19,404)	1,988,880
Fidelity® VIP Growth Portfolio - Initial Class	240,541	(4,009)	65,905	6,861	68,757	(575)	(575)	68,182	308,723
Fidelity® VIP Growth Portfolio - Service Class 2	29,389,723	(496,766)	9,734,665	(958,578)	8,279,321	2,046,750	2,046,750	10,326,071	39,715,794
Fidelity® VIP Mid Cap Portfolio - Service Class 2	42,039,254	(541,566)	6,956,385	(32,377)	6,382,442	(3,280,939)	(3,280,939)	3,101,503	45,140,757
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,394,387	99,540	(6,619)	48,885	141,806	1,266,220	1,266,220	1,408,026	3,802,413
Fidelity® VIP Technology Portfolio - Service Class 2	53,514	(78,372)	241,170	1,203,847	1,366,645	7,798,261	7,798,261	9,164,906	9,218,420
First Trust Capital Strength Hedged Equity Portfolio - Class I	34,306	(506)	2,151	(25,603)	(23,958)	526,876	526,876	502,918	537,224
First Trust Capital Strength Portfolio - Class I	3,452,484	(20,371)	326,055	(11,925)	293,759	812,935	812,935	1,106,694	4,559,178
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,113,666	(2,415)	34,731	81,109	113,425	(414,736)	(414,736)	(301,311)	812,355
First Trust Growth Strength Portfolio - Class I	313,923	(5,866)	81,124	(32,228)	43,030	459,474	459,474	502,504	816,427
First Trust International Developed Capital Strength Portfolio - Class I	278,225	2,393	32,451	(71,852)	(37,008)	805,760	805,760	768,752	1,046,977
First Trust Multi Income Allocation Portfolio - Class I	459,392	17,932	18,737	2,555	39,224	(21,101)	(21,101)	18,123	477,515
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	12,185,291	106,537	(6,106)	392,017	492,448	(1,325,992)	(1,325,992)	(833,544)	11,351,747
Franklin Allocation VIP Fund - Class 4	2,589,031	15,837	3,640	170,793	190,270	20,402	20,402	210,672	2,799,703
Franklin Income VIP Fund - Class 2	17,918,192	614,375	(31,385)	352,266	935,256	(2,508,733)	(2,508,733)	(1,573,477)	16,344,715
Franklin Income VIP Fund - Class 4	13,662,769	505,584	15,022	241,705	762,311	(347,282)	(347,282)	415,029	14,077,798
Franklin Multi-Asset Variable Conservative Growth - Class II	1,517,251	9,556	65,550	67,727	142,833	(380,403)	(380,403)	(237,570)	1,279,681
Franklin Mutual Shares VIP Fund - Class 2	10,350,639	41,982	190,065	739,000	971,047	(1,548,248)	(1,548,248)	(577,201)	9,773,438
Franklin Mutual Shares VIP Fund - Class 4	4,045,381	18,132	73,689	294,469	386,290	(260,578)	(260,578)	125,712	4,171,093
Franklin Rising Dividends VIP Fund - Class 4	2,717,488	(4,811)	153,099	112,415	260,703	87,222	87,222	347,925	3,065,413
Franklin Small Cap Value VIP Fund - Class 4	1,441,557	(2,473)	35,135	66,977	99,639	(610,704)	(610,704)	(511,065)	930,492
Franklin Small-Mid Cap Growth VIP Fund - Class 4	859,485	(8,308)	(22,298)	109,864	79,258	(89,905)	(89,905)	(10,647)	848,838
Goldman Sachs VIT Government Money Market Fund - Service Shares	154,238	5,567	—	—	5,567	(19,347)	(19,347)	(13,780)	140,458
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,233,928	621	142,094	37,053	179,768	(261,111)	(261,111)	(81,343)	1,152,585
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	386,996	5,699	(1,180)	3,430	7,949	(15,196)	(15,196)	(7,247)	379,749
Guggenheim VT Long Short Equity	319,723	(2,217)	85,901	(38,904)	44,780	(364,503)	(364,503)	(319,723)	—
Guggenheim VT Multi-Hedge Strategies	544,761	15,541	159	(33,850)	(18,150)	(131,557)	(131,557)	(149,707)	395,054
Hartford Capital Appreciation HLS Fund - Class IC	843,245	(7,392)	55,426	104,931	152,965	(187,421)	(187,421)	(34,456)	808,789
Invesco V.I. American Franchise Fund - Series I Shares	119,067	(2,269)	1,853	38,192	37,776	(6,029)	(6,029)	31,747	150,814
Invesco V.I. American Franchise Fund - Series II Shares	34,132	(691)	41	11,690	11,040	118	118	11,158	45,290
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	332,669	12,994	(23,699)	20,063	9,358	(122,829)	(122,829)	(113,471)	219,198
Invesco V.I. Comstock Fund - Series II Shares	755,365	4,054	74,181	31,584	109,819	(38,494)	(38,494)	71,325	826,690
Invesco V.I. Core Equity Fund - Series I Shares	51,044	(398)	5,211	7,267	12,080	(1,505)	(1,505)	10,575	61,619
Invesco V.I. Diversified Dividend Fund - Series II Shares	1,583,381	8,428	61,953	108,560	178,941	(84,995)	(84,995)	93,946	1,677,327
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	21,564,110	(23,392)	1,166,569	1,170,245	2,313,422	(1,762,901)	(1,762,901)	550,521	22,114,631
Invesco V.I. Equity and Income Fund - Series II Shares	1,497,705	(722)	(1,543)	107,267	105,002	(1,062,975)	(1,062,975)	(957,973)	539,732
Invesco V.I. EQV International Equity Fund - Series I Shares	9,134	29	24	(100)	(47)	(646)	(646)	(693)	8,441
Invesco V.I. EQV International Equity Fund - Series II Shares	6,543,453	5,565	1,485	(63,540)	(56,490)	(462,370)	(462,370)	(518,860)	6,024,593
Invesco V.I. Global Fund - Series II Shares	244,514	(2,179)	17,937	19,716	35,474	(8,859)	(8,859)	26,615	271,129
Invesco V.I. International Growth Fund - Series II Shares	858,497	(3,188)	(57,433)	47,364	(13,257)	(530,779)	(530,779)	(544,036)	314,461
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,628,613	(18,442)	105,106	100,038	186,702	121,950	121,950	308,652	1,937,265
Janus Henderson Balanced Portfolio - Service Shares	584,472	1,215	7,394	68,980	77,589	820	820	78,409	662,881
Janus Henderson Enterprise Portfolio - Service Shares	410,549	(4,077)	23,093	35,893	54,909	(15,317)	(15,317)	39,592	450,141
Janus Henderson Global Research Portfolio - Service Shares	205,508	(1,940)	9,049	36,989	44,098	(1,723)	(1,723)	42,375	247,883
Lincoln Hedged Nasdaq-100 Fund - Service Class	—	(39)	566	(170)	357	11,946	11,946	12,303	12,303
Lincoln Hedged S&P 500 Conservative Fund - Service Class	—	(55)	746	(393)	298	9,523	9,523	9,821	9,821
Lincoln Hedged S&P 500 Fund - Service Class	—	17	3,297	(3,513)	(199)	60,192	60,192	59,993	59,993
Lincoln Opportunistic Hedged Equity Fund - Service Class	—	(52)	1,533	(1,329)	152	18,905	18,905	19,057	19,057
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,572,221	120,133	(37,657)	56,082	138,558	(51,901)	(51,901)	86,657	2,658,878
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	940,351	(10,094)	(29,336)	234,037	194,607	(56,034)	(56,034)	138,573	1,078,924
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	91,841	(232)	6,216	7,972	13,956	(6,174)	(6,174)	7,782	99,623
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,140,935	96,203	(24,745)	43,784	115,242	(399,312)	(399,312)	(284,070)	2,856,865
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	23,046,445	(357,863)	1,854,300	3,636,060	5,132,497	(3,179,536)	(3,179,536)	1,952,961	24,999,406
LVIP American Balanced Allocation Fund - Service Class	7,037,290	77,136	(40,300)	610,341	647,177	68,188	68,188	715,365	7,752,655
LVIP American Balanced Allocation Fund - Standard Class	3,718	34	(217)	480	297	(1,866)	(1,866)	(1,569)	2,149
LVIP American Century Balanced Fund - Service Class	12,452,516	56,544	76,072	1,131,638	1,264,254	(223,699)	(223,699)	1,040,555	13,493,071
LVIP American Century Capital Appreciation Fund - Service Class	—	(207)	(2,314)	(9,315)	(11,836)	150,942	150,942	139,106	139,106
LVIP American Century Inflation Protection Fund - Service Class	—	8	—	(642)	(634)	39,761	39,761	39,127	39,127
LVIP American Century International Fund - Service Class	—	44	(1)	(911)	(868)	15,481	15,481	14,613	14,613
LVIP American Century Large Company Value Fund - Service Class	8,167,001	71,445	255,097	389,822	716,364	(590,866)	(590,866)	125,498	8,292,499
LVIP American Century Large Company Value Fund - Standard Class II	7,434	87	803	(299)	591	(3,745)	(3,745)	(3,154)	4,280
LVIP American Century Mid Cap Value Fund - Service Class	—	1,034	3,998	(6,129)	(1,097)	78,660	78,660	77,563	77,563
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	43,193,339	44,693	2,502,353	1,537,406	4,084,452	(6,108,374)	(6,108,374)	(2,023,922)	41,169,417
LVIP American Century Ultra® Fund - Service Class	—	(68,527)	191,960	708,976	832,409	13,170,350	13,170,350	14,002,759	14,002,759
LVIP American Century Value Fund - Service Class	—	1,113	586	(3,815)	(2,116)	58,530	58,530	56,414	56,414
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,960,904	19,342	(41,132)	244,242	222,452	(627,118)	(627,118)	(404,666)	2,556,238
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,212,427	14,695	(101,616)	677,985	591,064	(1,516,027)	(1,516,027)	(924,963)	5,287,464
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	208,321	3,333	(573)	20,295	23,055	(13,337)	(13,337)	9,718	218,039
LVIP American Global Growth Fund - Service Class II	17,443,211	(62,533)	1,717,155	320,048	1,974,670	(1,582,751)	(1,582,751)	391,919	17,835,130
LVIP American Global Small Capitalization Fund - Service Class II	2,412,008	7,646	(115,224)	113,939	6,361	(186,141)	(186,141)	(179,780)	2,232,228
LVIP American Growth Allocation Fund - Service Class	3,260,201	19,234	(27,230)	336,551	328,555	(102,274)	(102,274)	226,281	3,486,482
LVIP American Growth Fund - Service Class II	92,227,588	(1,468,650)	8,055,607	18,898,940	25,485,897	(10,576,932)	(10,576,932)	14,908,965	107,136,553
LVIP American Growth-Income Fund - Service Class II	69,761,257	(503,143)	6,196,316	9,172,686	14,865,859	(3,502,588)	(3,502,588)	11,363,271	81,124,528
LVIP American International Fund - Service Class II	14,922,812	(135,912)	(77,779)	377,236	163,545	(330,062)	(330,062)	(166,517)	14,756,295
LVIP American Preservation Fund - Service Class	970,372	28,377	(22,780)	8,870	14,467	43,706	43,706	58,173	1,028,545
LVIP Baron Growth Opportunities Fund - Service Class	23,219,937	(298,558)	1,095,264	179,901	976,607	(4,324,537)	(4,324,537)	(3,347,930)	19,872,007
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	113,616,740	1,049,748	7,610,629	1,866,109	10,526,486	(15,172,885)	(15,172,885)	(4,646,399)	108,970,341
LVIP BlackRock Equity Dividend Fund - Service Class	11,472,260	5,020	411,828	199,792	616,640	(1,355,384)	(1,355,384)	(738,744)	10,733,516
LVIP BlackRock Equity Dividend Fund - Standard Class	50,391	188	1,638	1,231	3,057	(7,095)	(7,095)	(4,038)	46,353
LVIP BlackRock Global Allocation Fund - Service Class	45,997,061	(277,078)	1,781,909	1,803,727	3,308,558	(7,188,882)	(7,188,882)	(3,880,324)	42,116,737
LVIP BlackRock Global Allocation Fund - Standard Class	23,517	124	897	870	1,891	(4,769)	(4,769)	(2,878)	20,639
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	64,570,484	912,597	919,481	2,892,058	4,724,136	(8,341,469)	(8,341,469)	(3,617,333)	60,953,151
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	28,672,772	114,417	356,279	2,046,557	2,517,253	(1,383,344)	(1,383,344)	1,133,909	29,806,681
LVIP BlackRock Inflation Protected Bond Fund - Service Class	60,437,098	1,273,588	(755,823)	(30,498)	487,267	(1,966,863)	(1,966,863)	(1,479,596)	58,957,502
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	139,584	4,646	(479)	(1,432)	2,735	(1,676)	(1,676)	1,059	140,643
LVIP BlackRock Real Estate Fund - Service Class	4,936,273	50,185	(89,968)	55,094	15,311	(85,430)	(85,430)	(70,119)	4,866,154
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	51,497,056	46,361	1,006,888	4,464,282	5,517,531	(7,051,968)	(7,051,968)	(1,534,437)	49,962,619
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	93,970,018	(1,486,569)	11,859,519	14,242,381	24,615,331	(19,423,190)	(19,423,190)	5,192,141	99,162,159
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	78,211	(1,658)	9,265	13,257	20,864	(13,122)	(13,122)	7,742	85,953
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	58,935,076	(893,918)	6,514,722	4,000,967	9,621,771	(11,646,396)	(11,646,396)	(2,024,625)	56,910,451
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,542	(45)	740	546	1,241	(676)	(676)	565	7,107
LVIP Channing Small Cap Value Fund - Service Class	201,041	(4,115)	15,197	27,282	38,364	208,406	208,406	246,770	447,811
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	35,636,917	(377,828)	3,895,305	3,057,408	6,574,885	(6,650,062)	(6,650,062)	(75,177)	35,561,740
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,933	13	600	632	1,245	(706)	(706)	539	6,472
LVIP Dimensional International Core Equity Fund - Service Class	9,681,538	65,274	124,756	(91,198)	98,832	(50,692)	(50,692)	48,140	9,729,678
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	40,958,254	413,121	610,653	217,946	1,241,720	(1,678,393)	(1,678,393)	(436,673)	40,521,581
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	17,874,001	(128,218)	1,685,536	1,451,493	3,008,811	(1,314,314)	(1,314,314)	1,694,497	19,568,498
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,600	30	531	713	1,274	(671)	(671)	603	7,203
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	14,989,513	(94,217)	1,712,157	474,212	2,092,152	(2,389,721)	(2,389,721)	(297,569)	14,691,944
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	65,402,293	(300,881)	7,612,473	3,978,341	11,289,933	(13,153,752)	(13,153,752)	(1,863,819)	63,538,474
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	39,351,361	3,138,984	4,421,600	1,882,647	9,443,231	(7,991,064)	(7,991,064)	1,452,167	40,803,528
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,905	574	511	415	1,500	(945)	(945)	555	6,460
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	93,515,612	2,227,003	(1,735,900)	(309,508)	181,595	(1,518,111)	(1,518,111)	(1,336,516)	92,179,096
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	196,063	6,804	(775)	(3,795)	2,234	529	529	2,763	198,826
LVIP Franklin Templeton Core Bond Fund - Service Class	220,809,272	7,019,496	(3,148,053)	(4,150,539)	(279,096)	4,632,694	4,632,694	4,353,598	225,162,870
LVIP Franklin Templeton Core Bond Fund - Standard Class	2,417,838	85,059	(46,267)	(46,075)	(7,283)	195,840	195,840	188,557	2,606,395
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	60,311,879	(170,273)	4,918,268	1,366,611	6,114,606	(9,745,769)	(9,745,769)	(3,631,163)	56,680,716
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	5,566,178	76,186	(109,805)	421,702	388,083	(727,454)	(727,454)	(339,371)	5,226,807
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	63,253	1,806	(537)	3,858	5,127	(2,672)	(2,672)	2,455	65,708
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	6,801,294	120,777	109,158	(77,978)	151,957	(723,778)	(723,778)	(571,821)	6,229,473
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	15,067,300	(124,305)	1,276,690	2,713,468	3,865,853	(1,873,048)	(1,873,048)	1,992,805	17,060,105
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	318,357	1,559	20,977	63,920	86,456	—	—	86,456	404,813
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	11,992,717	(76,880)	1,605	1,394,188	1,318,913	(1,193,989)	(1,193,989)	124,924	12,117,641
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	33,629	34	653	3,480	4,167	(4,233)	(4,233)	(66)	33,563
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	11,947,337	155,472	87,956	935,713	1,179,141	57,636	57,636	1,236,777	13,184,114
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	57,152,544	827,333	(410,750)	2,740,131	3,156,714	(6,617,129)	(6,617,129)	(3,460,415)	53,692,129
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	137,179	2,337	(755)	6,313	7,895	(9,700)	(9,700)	(1,805)	135,374
LVIP Global Growth Allocation Managed Risk Fund - Service Class	253,334,127	2,454,378	2,095,642	17,566,278	22,116,298	(35,403,578)	(35,403,578)	(13,287,280)	240,046,847
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	236,970,188	2,542,647	1,179,605	14,878,783	18,601,035	(36,253,841)	(36,253,841)	(17,652,806)	219,317,382
LVIP Government Money Market Fund - Service Class	36,646,819	983,901	1,004	4	984,909	(7,238,497)	(7,238,497)	(6,253,588)	30,393,231
LVIP Government Money Market Fund - Standard Class	444,580	20,739	17	—	20,756	(47,102)	(47,102)	(26,346)	418,234
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	36,951,919	38,601	2,521,390	1,341,835	3,901,826	(5,094,466)	(5,094,466)	(1,192,640)	35,759,279
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	5,953	89	354	293	736	(229)	(229)	507	6,460
LVIP JPMorgan Core Bond Fund - Service Class	18,688,285	730,264	(140,854)	(575,789)	13,621	6,029,836	6,029,836	6,043,457	24,731,742
LVIP JPMorgan High Yield Fund - Service Class	11,928,532	634,381	(65,104)	187,309	756,586	(547,744)	(547,744)	208,842	12,137,374
LVIP JPMorgan Mid Cap Value Fund - Service Class	83,371	214	107,610	(35,937)	71,887	626,347	626,347	698,234	781,605
LVIP JPMorgan Retirement Income Fund - Service Class	4,671,713	70,453	6,436	202,740	279,629	(106,384)	(106,384)	173,245	4,844,958
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	39,970,780	(211,038)	3,295,394	1,972,835	5,057,191	(8,120,588)	(8,120,588)	(3,063,397)	36,907,383
LVIP JPMorgan Short Duration Bond Fund - Service Class	36,493,641	729,506	(313,953)	410,119	825,672	(3,500,281)	(3,500,281)	(2,674,609)	33,819,032
LVIP JPMorgan Short Duration Bond Fund - Standard Class	20,727	785	(7)	35	813	1,931	1,931	2,744	23,471
LVIP JPMorgan Small Cap Core Fund - Service Class	362,657	(2,515)	45,103	8,748	51,336	953,223	953,223	1,004,559	1,367,216
LVIP JPMorgan U.S. Equity Fund - Service Class	1,134,883	(22,196)	245,863	219,322	442,989	2,602,572	2,602,572	3,045,561	4,180,444
LVIP Loomis Sayles Global Growth Fund - Service Class	121,883	(1,409)	9,105	31,616	39,312	77,210	77,210	116,522	238,405
LVIP Macquarie Wealth Builder Fund - Service Class	2,100,367	20,869	164	110,489	131,522	(52,676)	(52,676)	78,846	2,179,213
LVIP Macquarie Wealth Builder Fund - Standard Class	114,647	(166)	(10,254)	15,021	4,601	(86,442)	(86,442)	(81,841)	32,806
LVIP MFS International Growth Fund - Service Class	12,081,187	(27,908)	774,347	14,282	760,721	(960,565)	(960,565)	(199,844)	11,881,343
LVIP MFS Value Fund - Service Class	39,253,898	31,034	3,565,096	344,127	3,940,257	(1,636,999)	(1,636,999)	2,303,258	41,557,156
LVIP Mondrian Global Income Fund - Service Class	22,435,242	54,179	(857,008)	(672,886)	(1,475,715)	(1,489,197)	(1,489,197)	(2,964,912)	19,470,330
LVIP Mondrian International Value Fund - Service Class	10,285,631	140,446	282,208	(92,506)	330,148	(686,690)	(686,690)	(356,542)	9,929,089
LVIP Mondrian International Value Fund - Standard Class	587,522	8,863	13,141	(3,600)	18,404	(40,177)	(40,177)	(21,773)	565,749
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	5,092,697	(17,241)	583,529	299,728	866,016	1,569,658	1,569,658	2,435,674	7,528,371
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	48,074,294	108,108	2,627,082	232,039	2,967,229	(5,693,026)	(5,693,026)	(2,725,797)	45,348,497
LVIP Nomura Diversified Floating Rate Fund - Service Class	50,231,211	1,511,776	(4,977)	546,897	2,053,696	(2,774,607)	(2,774,607)	(720,911)	49,510,300
LVIP Nomura Diversified Floating Rate Fund - Standard Class	147,453	(460)	(582)	5,002	3,960	(151,413)	(151,413)	(147,453)	—
LVIP Nomura High Yield Fund - Service Class	3,774,318	171,028	(60,506)	60,387	170,909	(81,354)	(81,354)	89,555	3,863,873
LVIP Nomura High Yield Fund - Standard Class	123,022	5,886	(1,233)	1,307	5,960	(6,237)	(6,237)	(277)	122,745
LVIP Nomura Mid Cap Value Fund - Service Class	9,345,392	(41,765)	490,317	698,272	1,146,824	(694,057)	(694,057)	452,767	9,798,159
LVIP Nomura SMID Cap Core Fund - Service Class	9,322,962	(109,476)	682,455	623,471	1,196,450	(549,107)	(549,107)	647,343	9,970,305
LVIP Nomura SMID Cap Core Fund - Standard Class	280,929	(2,004)	16,019	16,327	30,342	(47,597)	(47,597)	(17,255)	263,674
LVIP Nomura Social Awareness Fund - Service Class	5,023,837	(56,001)	352,693	581,674	878,366	(833,979)	(833,979)	44,387	5,068,224
LVIP Nomura Social Awareness Fund - Standard Class	219,034	(1,289)	17,268	18,187	34,166	(45,472)	(45,472)	(11,306)	207,728
LVIP Nomura U.S. Growth Fund - Service Class	13,397,875	(185,217)	2,134,269	1,681,104	3,630,156	(3,973,648)	(3,973,648)	(343,492)	13,054,383
LVIP Nomura U.S. REIT Fund - Service Class	8,559,479	104,334	76,982	315,561	496,877	(825,126)	(825,126)	(328,249)	8,231,230
LVIP Nomura U.S. REIT Fund - Standard Class	322,155	6,008	501	13,955	20,464	(3,793)	(3,793)	16,671	338,826
LVIP PIMCO Low Duration Bond Fund - Service Class	45,772,157	1,259,147	(327,936)	603,761	1,534,972	(1,739,457)	(1,739,457)	(204,485)	45,567,672
LVIP PIMCO Low Duration Bond Fund - Standard Class	6,358	295	(12)	21	304	930	930	1,234	7,592
LVIP SSGA Bond Index Fund - Service Class	46,434,619	733,017	(769,469)	(318,230)	(354,682)	1,114,299	1,114,299	759,617	47,194,236
LVIP SSGA Bond Index Fund - Standard Class	70,937	5,983	(907)	(4,224)	852	153,085	153,085	153,937	224,874
LVIP SSGA Conservative Index Allocation Fund - Service Class	10,892,680	95,783	142,808	232,957	471,548	(946,513)	(946,513)	(474,965)	10,417,715
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,228,234	18,240	(15,823)	61,907	64,324	(14,421)	(14,421)	49,903	1,278,137
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	47,199,729	515,028	363,442	2,719,057	3,597,527	(7,527,738)	(7,527,738)	(3,930,211)	43,269,518
LVIP SSGA International Index Fund - Service Class	12,789,623	179,802	298,918	(284,557)	194,163	(154,451)	(154,451)	39,712	12,829,335
LVIP SSGA International Managed Volatility Fund - Service Class	19,279,738	198,635	405,836	(348,430)	256,041	(2,356,697)	(2,356,697)	(2,100,656)	17,179,082
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	64,073,540	(392,068)	4,717,114	9,147,310	13,472,356	(10,948,035)	(10,948,035)	2,524,321	66,597,861
LVIP SSGA Mid-Cap Index Fund - Service Class	14,731,362	(50,106)	1,157,683	783,257	1,890,834	1,505,947	1,505,947	3,396,781	18,128,143
LVIP SSGA Mid-Cap Index Fund - Standard Class	83,227	570	5,065	5,030	10,665	—	—	10,665	93,892
LVIP SSGA Moderate Index Allocation Fund - Service Class	36,622,853	235,864	924,256	1,083,150	2,243,270	(3,557,692)	(3,557,692)	(1,314,422)	35,308,431
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	17,440,748	135,675	525,693	693,053	1,354,421	444,400	444,400	1,798,821	19,239,569
LVIP SSGA Nasdaq-100 Index Fund - Service Class	6,207,768	(27,080)	1,438,236	(597,887)	813,269	(3,673,406)	(3,673,406)	(2,860,137)	3,347,631
LVIP SSGA S&P 500 Index Fund - Service Class	166,707,474	(669,166)	20,729,654	17,310,117	37,370,605	(5,366,266)	(5,366,266)	32,004,339	198,711,813
LVIP SSGA S&P 500 Index Fund - Standard Class	1,303,942	(7,024)	184,671	114,139	291,786	(113,752)	(113,752)	178,034	1,481,976
LVIP SSGA Short-Term Bond Index Fund - Service Class	16,143,636	516,585	(9,951)	(15,548)	491,086	206,256	206,256	697,342	16,840,978
LVIP SSGA Small-Cap Index Fund - Service Class	32,388,512	22,295	1,683,626	1,356,239	3,062,160	(1,056,043)	(1,056,043)	2,006,117	34,394,629
LVIP SSGA Small-Cap Index Fund - Standard Class	73,727	940	2,840	3,905	7,685	—	—	7,685	81,412
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	52,039,441	334,228	1,298,533	3,169,368	4,802,129	(7,275,879)	(7,275,879)	(2,473,750)	49,565,691
LVIP Structured Conservative Allocation Fund - Service Class	7,953,835	110,974	682,940	(444,156)	349,758	(685,790)	(685,790)	(336,032)	7,617,803
LVIP Structured Moderate Allocation Fund - Service Class	41,432,384	714,521	5,690,194	(3,363,600)	3,041,115	(3,262,670)	(3,262,670)	(221,555)	41,210,829
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	23,103,161	327,688	3,466,686	(1,878,535)	1,915,839	(2,194,532)	(2,194,532)	(278,693)	22,824,468
LVIP T. Rowe Price 2020 Fund - Service Class	118,046	506	(3,432)	9,146	6,220	(25,073)	(25,073)	(18,853)	99,193
LVIP T. Rowe Price 2030 Fund - Service Class	55,499	9	1,388	3,000	4,397	(3,649)	(3,649)	748	56,247
LVIP T. Rowe Price 2040 Fund - Service Class	38,185	(184)	1,352	234	1,402	(39,587)	(39,587)	(38,185)	—
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	24,281,239	(362,529)	3,031,233	2,483,635	5,152,339	(1,707,651)	(1,707,651)	3,444,688	27,725,927
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	134,685	(2,096)	21,131	13,600	32,635	19,281	19,281	51,916	186,601
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	17,143,880	47,270	425,772	1,706,261	2,179,303	(2,238,581)	(2,238,581)	(59,278)	17,084,602
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	62,362,340	422,039	1,370,496	5,345,622	7,138,157	(8,180,088)	(8,180,088)	(1,041,931)	61,320,409
LVIP Vanguard Bond Allocation Fund - Service Class	75,270,517	1,602,509	(865,951)	(948,598)	(212,040)	6,420,154	6,420,154	6,208,114	81,478,631
LVIP Vanguard Bond Allocation Fund - Standard Class	5,890	198	(26)	(122)	50	654	654	704	6,594
LVIP Vanguard Domestic Equity ETF Fund - Service Class	27,799,209	(176,158)	2,093,925	3,355,194	5,272,961	(2,166,993)	(2,166,993)	3,105,968	30,905,177
LVIP Vanguard International Equity ETF Fund - Service Class	18,296,647	192,018	205,751	(29,522)	368,247	503,662	503,662	871,909	19,168,556
LVIP Wellington Capital Growth Fund - Service Class	12,443,279	(118,167)	2,789,159	(501,206)	2,169,786	(14,613,065)	(14,613,065)	(12,443,279)	—
LVIP Wellington SMID Cap Value Fund - Service Class	9,568,556	(44,489)	916,129	82,266	953,906	(1,125,562)	(1,125,562)	(171,656)	9,396,900
LVIP Western Asset Core Bond Fund - Service Class	34,444,706	1,719,964	(1,079,333)	(951,958)	(311,327)	854,822	854,822	543,495	34,988,201
MFS® VIT Growth Series - Initial Class	91,642	(1,483)	9,471	18,519	26,507	(4,923)	(4,923)	21,584	113,226
MFS® VIT Growth Series - Service Class	15,587,248	(263,377)	2,163,620	2,568,951	4,469,194	(1,772,372)	(1,772,372)	2,696,822	18,284,070
MFS® VIT Total Return Series - Initial Class	158,517	1,796	7,892	211	9,899	(1,303)	(1,303)	8,596	167,113
MFS® VIT Total Return Series - Service Class	9,530,077	82,101	471,670	24,624	578,395	(37,315)	(37,315)	541,080	10,071,157
MFS® VIT Utilities Series - Initial Class	137,585	1,311	4,506	7,748	13,565	(5,762)	(5,762)	7,803	145,388
MFS® VIT Utilities Series - Service Class	9,158,224	50,356	382,838	431,925	865,119	(1,113,451)	(1,113,451)	(248,332)	8,909,892
MFS® VIT II Core Equity Portfolio - Service Class	14,806	(168)	3,150	(530)	2,452	(9,071)	(9,071)	(6,619)	8,187
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,864,746	209	117,492	(24,831)	92,870	109,952	109,952	202,822	2,067,568
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	526,526	6,210	(52,970)	113,170	66,410	(592,936)	(592,936)	(526,526)	—
Morgan Stanley VIF Growth Portfolio - Class II	47,595	(92)	(19,317)	20,773	1,364	(48,959)	(48,959)	(47,595)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,300,634	(12,120)	54,947	48,412	91,239	(44,658)	(44,658)	46,581	1,347,215
Nomura VIP Asset Strategy Series - Service Class	695,518	4,106	33,618	39,138	76,862	(154,710)	(154,710)	(77,848)	617,670
Nomura VIP Emerging Markets Series - Service Class	12,349,082	80,432	167,367	207,293	455,092	(2,018,500)	(2,018,500)	(1,563,408)	10,785,674
Nomura VIP Energy Series - Service Class	349,824	4,058	10,779	(36,183)	(21,346)	(11,806)	(11,806)	(33,152)	316,672
Nomura VIP High Income Series - Service Class	1,851,540	101,488	559	(9,226)	92,821	(57,234)	(57,234)	35,587	1,887,127
Nomura VIP Mid Cap Growth Series - Service Class	1,108,326	(12,487)	6,172	19,862	13,547	(108,538)	(108,538)	(94,991)	1,013,335
Nomura VIP Science and Technology Series - Service Class	3,950,947	(46,472)	163,172	932,002	1,048,702	(809,925)	(809,925)	238,777	4,189,724
Nomura VIP Small Cap Growth Series - Service Class	1,120,399	(14,117)	(28,557)	206,125	163,451	51,819	51,819	215,270	1,335,669
Nomura VIP Small Cap Value Series - Service Class	25,978,863	(149,515)	1,484,396	1,078,860	2,413,741	(1,670,992)	(1,670,992)	742,749	26,721,612
Nomura VIP Small Cap Value Series - Standard Class	405,508	(300)	16,020	19,623	35,343	(37,545)	(37,545)	(2,202)	403,306
PIMCO VIT All Asset Portfolio - Advisor Class	220,126	10,782	(4,531)	(548)	5,703	(50,361)	(50,361)	(44,658)	175,468
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3,613,227	4,928	(1,824,449)	1,879,173	59,652	(2,498,936)	(2,498,936)	(2,439,284)	1,173,943
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	398,002	13,739	(5,557)	8,360	16,542	(26,960)	(26,960)	(10,418)	387,584
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	64,677	1,466	(7,882)	7,394	978	(37,341)	(37,341)	(36,363)	28,314
Putnam VT George Putnam Balanced Fund - Class IB	8,479,382	(36,562)	181,284	1,174,008	1,318,730	1,397,088	1,397,088	2,715,818	11,195,200
Putnam VT Global Health Care Fund - Class IB	1,583,343	(9,663)	85,754	(59,131)	16,960	(126,917)	(126,917)	(109,957)	1,473,386
Putnam VT Income Fund - Class IB	510,743	20,036	(51,717)	38,377	6,696	(113,834)	(113,834)	(107,138)	403,605
Putnam VT Large Cap Value Fund - Class IB	12,223,281	(51,422)	1,053,811	1,147,226	2,149,615	2,024,066	2,024,066	4,173,681	16,396,962
Putnam VT Sustainable Future Fund - Class IB	—	(1,164)	191	10,131	9,158	63,526	63,526	72,684	72,684
Putnam VT Sustainable Leaders Fund - Class IB	—	(3,013)	15,816	17,448	30,251	231,762	231,762	262,013	262,013
Templeton Foreign VIP Fund - Class 4	214,583	3,388	1,239	(8,547)	(3,920)	(3,604)	(3,604)	(7,524)	207,059
Templeton Global Bond VIP Fund - Class 2	3,609,656	(61,177)	(128,974)	(271,555)	(461,706)	(42,428)	(42,428)	(504,134)	3,105,522
Templeton Global Bond VIP Fund - Class 4	1,598,306	(15,522)	(82,072)	(80,646)	(178,240)	(222,857)	(222,857)	(401,097)	1,197,209
Templeton Growth VIP Fund - Class 2	1,206,754	(9,323)	7,219	46,339	44,235	(22,985)	(22,985)	21,250	1,228,004
VanEck VIP Global Resources Fund - Class S Shares	635,468	6,314	70,959	(100,610)	(23,337)	(222,335)	(222,335)	(245,672)	389,796
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	965,871	12,800	36,812	(2,462)	47,150	(719,848)	(719,848)	(672,698)	293,173
See accompanying notes

Lincoln New York Account N For Variable Annuities
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Change From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class B	10,711,909	(100,129)	1,084,468	(865,693)	118,646	(845,286)	(845,286)	(726,640)	9,985,269
AB VPS Large Cap Growth Portfolio - Class B	237,624	(3,930)	26,509	2,627	25,206	(11,396)	(11,396)	13,810	251,434
AB VPS Sustainable Global Thematic Portfolio - Class B	2,503,158	(38,208)	378,531	(228,044)	112,279	(235,158)	(235,158)	(122,879)	2,380,279
ALPS Global Opportunity Portfolio - Class III	454,219	17,039	2,198	(18,892)	345	(105,093)	(105,093)	(104,748)	349,471
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,141,368	26,701	235,108	(231,046)	30,763	(310,573)	(310,573)	(279,810)	861,558
American Funds® IS American Funds Mortgage Fund - Class 1	102,781	4,106	(97)	4,435	8,444	—	—	8,444	111,225
American Funds® IS American Funds Mortgage Fund - Class 4	286,706	11,092	(2,921)	12,192	20,363	66,162	66,162	86,525	373,231
American Funds® IS Asset Allocation Fund - Class 1	7,422	124	611	386	1,121	(285)	(285)	836	8,258
American Funds® IS Asset Allocation Fund - Class 4	20,061,093	129,949	1,624,352	914,966	2,669,267	(760,201)	(760,201)	1,909,066	21,970,159
American Funds® IS Capital Income Builder - Class 1	3,955	48	788	(361)	475	(3,275)	(3,275)	(2,800)	1,155
American Funds® IS Capital Income Builder - Class 4	3,282,362	69,583	79,459	533,265	682,307	646,866	646,866	1,329,173	4,611,535
American Funds® IS Capital World Bond Fund - Class 1	6,538	176	(87)	479	568	(23)	(23)	545	7,083
American Funds® IS Capital World Growth and Income Fund - Class 1	88,802	(4)	13,671	(7,369)	6,298	(87,951)	(87,951)	(81,653)	7,149
American Funds® IS Global Growth Fund - Class 2	9,445,742	(35,844)	1,600,125	147,847	1,712,128	(1,384,142)	(1,384,142)	327,986	9,773,728
American Funds® IS Global Growth Fund - Class 4	7,961,265	18,826	1,132,090	465,461	1,616,377	636,486	636,486	2,252,863	10,214,128
American Funds® IS Global Small Capitalization Fund - Class 1	67,608	(78)	1,377	8,268	9,567	—	—	9,567	77,175
American Funds® IS Global Small Capitalization Fund - Class 2	5,298,259	(62,247)	25,075	682,452	645,280	(583,696)	(583,696)	61,584	5,359,843
American Funds® IS Global Small Capitalization Fund - Class 4	762,825	(21,379)	2,673	329,215	310,509	2,055,698	2,055,698	2,366,207	3,129,032
American Funds® IS Growth Fund - Class 1	14,808	(64)	1,965	993	2,894	(1,250)	(1,250)	1,644	16,452
American Funds® IS Growth Fund - Class 2	57,998,455	(877,304)	9,492,864	1,089,074	9,704,634	(9,490,710)	(9,490,710)	213,924	58,212,379
American Funds® IS Growth Fund - Class 4	27,156,210	(309,114)	3,544,303	2,144,307	5,379,496	3,158,779	3,158,779	8,538,275	35,694,485
American Funds® IS Growth-Income Fund - Class 1	321,011	1,531	57,206	(2,566)	56,171	(2,506)	(2,506)	53,665	374,676
American Funds® IS Growth-Income Fund - Class 2	53,592,386	(400,704)	11,548,284	(3,318,784)	7,828,796	(8,322,579)	(8,322,579)	(493,783)	53,098,603
American Funds® IS Growth-Income Fund - Class 4	11,671,587	(41,488)	2,468,952	(488,279)	1,939,185	772,293	772,293	2,711,478	14,383,065
American Funds® IS International Fund - Class 1	86,360	880	1,303	26,624	28,807	28,308	28,308	57,115	143,475
American Funds® IS International Fund - Class 2	12,129,424	(46,622)	171,840	2,605,946	2,731,164	(2,103,478)	(2,103,478)	627,686	12,757,110
American Funds® IS International Fund - Class 4	4,031,063	3,774	2,458	1,037,337	1,043,569	275,334	275,334	1,318,903	5,349,966
American Funds® IS International Growth and Income Fund - Class 1	190,412	4,853	(235)	61,928	66,546	—	—	66,546	256,958
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	12,047,414	134,939	797,385	138,766	1,071,090	(2,536,049)	(2,536,049)	(1,464,959)	10,582,455
American Funds® IS New World Fund - Class 1	68,129	437	3,787	14,208	18,432	(3,169)	(3,169)	15,263	83,392
American Funds® IS New World Fund - Class 4	2,876,396	(7,269)	175,627	538,005	706,363	(291,788)	(291,788)	414,575	3,290,971
American Funds® IS The Bond Fund of America - Class 1	54,156	2,776	(141)	1,732	4,367	15,782	15,782	20,149	74,305
American Funds® IS Washington Mutual Investors Fund - Class 1	82,475	(24)	8,509	3,946	12,431	(8,025)	(8,025)	4,406	86,881
American Funds® IS Washington Mutual Investors Fund - Class 4	7,020,702	21,702	734,128	355,250	1,111,080	819,023	819,023	1,930,103	8,950,805
ClearBridge Variable Growth Portfolio - Class II	944,681	(12,206)	207,953	(86,927)	108,820	619,140	619,140	727,960	1,672,641
ClearBridge Variable Large Cap Growth Portfolio - Class II	24,688,325	(359,860)	2,962,810	(1,012,836)	1,590,114	193,294	193,294	1,783,408	26,471,733
ClearBridge Variable Mid Cap Portfolio - Class II	4,378,956	(58,449)	331,214	(141,018)	131,747	(194,673)	(194,673)	(62,926)	4,316,030
Columbia VP Commodity Strategy Fund - Class 2	440,209	34,274	(9,450)	39,163	63,987	48,822	48,822	112,809	553,018
Columbia VP Emerging Markets Bond Fund - Class 2	182,936	8,201	(946)	14,181	21,436	17,983	17,983	39,419	222,355
Columbia VP Strategic Income Fund - Class 2	616,773	19,910	(181)	16,115	35,844	(46,094)	(46,094)	(10,250)	606,523
DWS Alternative Asset Allocation VIP Portfolio - Class A	7,606	239	2	368	609	(2,638)	(2,638)	(2,029)	5,577
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,047,950	62,024	12,560	158,738	233,322	(412,983)	(412,983)	(179,661)	2,868,289
DWS Equity 500 Index VIP Portfolio - Class A	817,657	(4,195)	126,561	(9,217)	113,149	(141,280)	(141,280)	(28,131)	789,526
DWS Small Cap Index VIP Portfolio - Class A	276,154	(511)	14,163	13,475	27,127	(18,749)	(18,749)	8,378	284,532
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,888,795	156,690	(27,201)	(59,545)	69,944	(329,677)	(329,677)	(259,733)	2,629,062
Fidelity® VIP Balanced Portfolio - Service Class 2	55,082,921	103,679	3,531,478	3,446,135	7,081,292	(1,882,880)	(1,882,880)	5,198,412	60,281,333
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	72,238	(366)	13,954	(12,584)	1,004	(73,242)	(73,242)	(72,238)	—
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	41,107	338	2,223	(4,365)	(1,804)	3,818	3,818	2,014	43,121
Fidelity® VIP Contrafund® Portfolio - Service Class 2	110,050,104	(1,736,288)	24,818,285	(2,273,606)	20,808,391	(7,458,313)	(7,458,313)	13,350,078	123,400,182
Fidelity® VIP Financials Portfolio - Service Class 2	97,916	949	3,629	9,801	14,379	41,706	41,706	56,085	154,001
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	1,988,880	19,678	(1,474)	191,039	209,243	(232,913)	(232,913)	(23,670)	1,965,210
Fidelity® VIP Growth Portfolio - Initial Class	308,723	(3,544)	43,575	1,008	41,039	(1,030)	(1,030)	40,009	348,732
Fidelity® VIP Growth Portfolio - Service Class 2	39,715,794	(537,284)	6,033,454	(580,985)	4,915,185	(2,991,600)	(2,991,600)	1,923,585	41,639,379
Fidelity® VIP Mid Cap Portfolio - Service Class 2	45,140,757	(583,145)	5,578,359	(515,262)	4,479,952	(2,167,746)	(2,167,746)	2,312,206	47,452,963
Fidelity® VIP Strategic Income Portfolio - Service Class 2	3,802,413	128,332	5,864	184,382	318,578	868,758	868,758	1,187,336	4,989,749
Fidelity® VIP Technology Portfolio - Service Class 2	9,218,420	(129,088)	946,815	1,246,077	2,063,804	(324,756)	(324,756)	1,739,048	10,957,468
First Trust Capital Strength Hedged Equity Portfolio - Class I	537,224	(9,325)	(1,405)	(40,371)	(51,101)	590,431	590,431	539,330	1,076,554
First Trust Capital Strength Portfolio - Class I	4,559,178	(39,602)	49,667	199,962	210,027	1,448,493	1,448,493	1,658,520	6,217,698
First Trust Dorsey Wright Tactical Core Portfolio - Class I	812,355	(764)	653	66,563	66,452	(40,425)	(40,425)	26,027	838,382
First Trust Growth Strength Portfolio - Class I	816,427	(14,074)	74,018	56,548	116,492	227,349	227,349	343,841	1,160,268
First Trust International Developed Capital Strength Portfolio - Class I	1,046,977	3,959	41,616	167,919	213,494	503,780	503,780	717,274	1,764,251
First Trust Multi Income Allocation Portfolio - Class I	477,515	8,129	13,877	3,224	25,230	(116,366)	(116,366)	(91,136)	386,379
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	11,351,747	98,842	574,031	(267,784)	405,089	(1,579,309)	(1,579,309)	(1,174,220)	10,177,527
Franklin Allocation VIP Fund - Class 4	2,799,703	15,262	129,325	162,191	306,778	(108,291)	(108,291)	198,487	2,998,190
Franklin Income VIP Fund - Class 2	16,344,715	551,505	120,423	917,762	1,589,690	(2,659,311)	(2,659,311)	(1,069,621)	15,275,094
Franklin Income VIP Fund - Class 4	14,077,798	499,404	169,729	862,706	1,531,839	(300,740)	(300,740)	1,231,099	15,308,897
Franklin Multi-Asset Variable Conservative Growth - Class II	1,279,681	11,810	125,734	(6,437)	131,107	(102,290)	(102,290)	28,817	1,308,498
Franklin Mutual Shares VIP Fund - Class 2	9,773,438	40,401	908,309	(74,529)	874,181	(1,328,950)	(1,328,950)	(454,769)	9,318,669
Franklin Mutual Shares VIP Fund - Class 4	4,171,093	21,641	415,281	(38,751)	398,171	(349,543)	(349,543)	48,628	4,219,721
Franklin Rising Dividends VIP Fund - Class 4	3,065,413	(10,949)	357,131	(5,923)	340,259	460,300	460,300	800,559	3,865,972
Franklin Small Cap Value VIP Fund - Class 4	930,492	(1,555)	75,317	(1,232)	72,530	144,409	144,409	216,939	1,147,431
Franklin Small-Mid Cap Growth VIP Fund - Class 4	848,838	(8,576)	43,651	(14,863)	20,212	13,355	13,355	33,567	882,405
Goldman Sachs VIT Government Money Market Fund - Service Shares	140,458	3,800	—	—	3,800	2,383	2,383	6,183	146,641
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,152,585	(2,032)	144,697	(38,919)	103,746	(120,875)	(120,875)	(17,129)	1,135,456
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	379,749	(1,037)	(26,178)	24,498	(2,717)	(377,032)	(377,032)	(379,749)	—
Guggenheim VT Multi-Hedge Strategies	395,054	3,864	(8,213)	3,167	(1,182)	(32,796)	(32,796)	(33,978)	361,076
Hartford Capital Appreciation HLS Fund - Class IC	808,789	(6,815)	102,467	(19,316)	76,336	(177,443)	(177,443)	(101,107)	707,682
Invesco V.I. American Franchise Fund - Series I Shares	150,814	(2,447)	18,864	(1,789)	14,628	(9,340)	(9,340)	5,288	156,102
Invesco V.I. American Franchise Fund - Series II Shares	45,290	(503)	2,874	(3,728)	(1,357)	(19,074)	(19,074)	(20,431)	24,859
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	219,198	11,335	(6,341)	9,726	14,720	(24,385)	(24,385)	(9,665)	209,533
Invesco V.I. Comstock Fund - Series II Shares	826,690	4,571	104,692	28,912	138,175	33,174	33,174	171,349	998,039
Invesco V.I. Core Equity Fund - Series I Shares	61,619	(472)	5,312	3,965	8,805	(1,722)	(1,722)	7,083	68,702
Invesco V.I. Diversified Dividend Fund - Series II Shares	1,677,327	5,463	151,694	83,693	240,850	86,713	86,713	327,563	2,004,890
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	22,114,631	(30,322)	2,216,038	(224,841)	1,960,875	(1,538,849)	(1,538,849)	422,026	22,536,657
Invesco V.I. Equity and Income Fund - Series II Shares	539,732	6,659	39,415	23,345	69,419	145,159	145,159	214,578	754,310
Invesco V.I. EQV International Equity Fund - Series I Shares	8,441	2	537	667	1,206	(696)	(696)	510	8,951
Invesco V.I. EQV International Equity Fund - Series II Shares	6,024,593	(13,862)	414,934	464,409	865,481	(290,412)	(290,412)	575,069	6,599,662
Invesco V.I. Global Fund - Series II Shares	271,129	(2,290)	56,497	(17,403)	36,804	(18,234)	(18,234)	18,570	289,699
Invesco V.I. International Growth Fund - Series II Shares	314,461	(3,509)	31,871	18,438	46,800	43,733	43,733	90,533	404,994
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,937,265	(17,453)	284,931	(107,328)	160,150	132,936	132,936	293,086	2,230,351
Janus Henderson Balanced Portfolio - Service Shares	662,881	935	37,802	46,511	85,248	(27,031)	(27,031)	58,217	721,098
Janus Henderson Enterprise Portfolio - Service Shares	450,141	(6,008)	48,239	(19,804)	22,427	(85,397)	(85,397)	(62,970)	387,171
Janus Henderson Global Research Portfolio - Service Shares	247,883	(2,678)	35,657	13,332	46,311	(27,855)	(27,855)	18,456	266,339
Lincoln Hedged Nasdaq-100 Fund - Service Class	12,303	(1,597)	19,498	(6,108)	11,793	298,081	298,081	309,874	322,177
Lincoln Hedged S&P 500 Conservative Fund - Service Class	9,821	(1,739)	16,304	(1,484)	13,081	226,308	226,308	239,389	249,210
Lincoln Hedged S&P 500 Fund - Service Class	59,993	(11,748)	129,210	(978)	116,484	1,504,525	1,504,525	1,621,009	1,681,002
Lincoln Opportunistic Hedged Equity Fund - Service Class	19,057	(2,397)	25,911	7,528	31,042	297,351	297,351	328,393	347,450
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,658,878	147,591	(17,375)	81,246	211,462	185,170	185,170	396,632	3,055,510
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	1,078,924	(7,686)	(51,025)	123,797	65,086	(441,429)	(441,429)	(376,343)	702,581
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	99,623	(549)	10,887	2,733	13,071	(2,053)	(2,053)	11,018	110,641
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,856,865	98,935	(9,904)	45,086	134,117	32,086	32,086	166,203	3,023,068
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	24,999,406	(354,304)	9,779,001	(6,636,123)	2,788,574	(2,921,860)	(2,921,860)	(133,286)	24,866,120
LVIP American Balanced Allocation Fund - Service Class	7,752,655	75,656	275,688	690,028	1,041,372	82,996	82,996	1,124,368	8,877,023
LVIP American Balanced Allocation Fund - Standard Class	2,149	5	(17)	190	178	(1,726)	(1,726)	(1,548)	601
LVIP American Century Balanced Fund - Service Class	13,493,071	35,200	137,029	901,432	1,073,661	(195,915)	(195,915)	877,746	14,370,817
LVIP American Century Capital Appreciation Fund - Service Class	139,106	(9,363)	120,456	(81,604)	29,489	606,303	606,303	635,792	774,898
LVIP American Century Disciplined Core Value Fund - Service Class	—	3,408	5,859	569	9,836	272,825	272,825	282,661	282,661
LVIP American Century Inflation Protection Fund - Service Class	39,127	20,554	1,431	(14,940)	7,045	368,280	368,280	375,325	414,452
LVIP American Century International Fund - Service Class	14,613	1,321	35	2,406	3,762	184,534	184,534	188,296	202,909
LVIP American Century Large Company Value Fund - Service Class	8,292,499	(17,899)	756,513	405,900	1,144,514	(219,528)	(219,528)	924,986	9,217,485
LVIP American Century Large Company Value Fund - Standard Class II	4,280	—	857	(541)	316	(3,401)	(3,401)	(3,085)	1,195
LVIP American Century Mid Cap Value Fund - Service Class	77,563	1,591	21,274	(12,473)	10,392	328,008	328,008	338,400	415,963
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	41,169,417	(273,518)	3,392,080	(1,982,127)	1,136,435	(4,215,656)	(4,215,656)	(3,079,221)	38,090,196
LVIP American Century Ultra® Fund - Service Class	14,002,759	(180,077)	1,358,611	195,164	1,373,698	(2,948,217)	(2,948,217)	(1,574,519)	12,428,240
LVIP American Century Value Fund - Service Class	56,414	3,543	14,926	112	18,581	294,249	294,249	312,830	369,244
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	—	8	—	21	29	2,672	2,672	2,701	2,701
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,556,238	21,466	83,368	156,119	260,953	(338,391)	(338,391)	(77,438)	2,478,800
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,287,464	(3,691)	236,786	384,524	617,619	(1,227,730)	(1,227,730)	(610,111)	4,677,353
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	218,039	2,692	9,882	16,893	29,467	(13,881)	(13,881)	15,586	233,625
LVIP American Global Growth Fund - Service Class II	17,835,130	(80,832)	1,097,141	2,333,442	3,349,751	(1,851,604)	(1,851,604)	1,498,147	19,333,277
LVIP American Global Small Capitalization Fund - Service Class II	2,232,228	(15,477)	(590,842)	664,606	58,287	(2,290,515)	(2,290,515)	(2,232,228)	—
LVIP American Growth Allocation Fund - Service Class	3,486,482	18,423	171,741	354,972	545,136	303,056	303,056	848,192	4,334,674
LVIP American Growth Fund - Service Class II	107,136,553	(999,990)	8,252,476	12,210,400	19,462,886	(3,086,649)	(3,086,649)	16,376,237	123,512,790
LVIP American Growth-Income Fund - Service Class II	81,124,528	(41,043)	6,619,184	5,991,234	12,569,375	(3,780,251)	(3,780,251)	8,789,124	89,913,652
LVIP American International Fund - Service Class II	14,756,295	(126,801)	111,349	3,410,237	3,394,785	(1,935,382)	(1,935,382)	1,459,403	16,215,698
LVIP American Preservation Fund - Service Class	1,028,545	34,563	(1,531)	14,627	47,659	296,239	296,239	343,898	1,372,443
LVIP Baron Growth Opportunities Fund - Service Class	19,872,007	(281,215)	2,519,966	(4,474,967)	(2,236,216)	(182,425)	(182,425)	(2,418,641)	17,453,366
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	108,970,341	798,135	5,848,651	6,085,598	12,732,384	13,288,623	13,288,623	26,021,007	134,991,348
LVIP BlackRock Equity Dividend Fund - Service Class	10,733,516	(2,738)	1,016,655	182,095	1,196,012	(188,578)	(188,578)	1,007,434	11,740,950
LVIP BlackRock Equity Dividend Fund - Standard Class	46,353	3	(2,018)	2,290	275	(19,979)	(19,979)	(19,704)	26,649
LVIP BlackRock Global Allocation Fund - Service Class	42,116,737	337,911	2,539,615	3,543,547	6,421,073	(6,283,322)	(6,283,322)	137,751	42,254,488
LVIP BlackRock Global Allocation Fund - Standard Class	20,639	350	1,366	1,439	3,155	(5,554)	(5,554)	(2,399)	18,240
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	60,953,151	2,065,229	1,366,290	5,050,837	8,482,356	(8,168,931)	(8,168,931)	313,425	61,266,576
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	29,806,681	62,006	1,362,781	1,100,298	2,525,085	(4,164,654)	(4,164,654)	(1,639,569)	28,167,112
LVIP BlackRock Inflation Protected Bond Fund - Service Class	58,957,502	(577,617)	(676,109)	3,457,601	2,203,875	(2,934,562)	(2,934,562)	(730,687)	58,226,815
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	140,643	243	(422)	7,266	7,087	(1,994)	(1,994)	5,093	145,736
LVIP BlackRock Real Estate Fund - Service Class	4,866,154	86,722	(54,735)	299,631	331,618	(240,360)	(240,360)	91,258	4,957,412
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	49,962,619	4,841	2,344,106	771,109	3,120,056	(7,588,640)	(7,588,640)	(4,468,584)	45,494,035
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	99,162,159	(1,375,619)	11,703,084	(6,733,849)	3,593,616	(15,521,690)	(15,521,690)	(11,928,074)	87,234,085
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	85,953	(1,637)	7,510	(3,216)	2,657	(1,903)	(1,903)	754	86,707
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	56,910,451	(808,895)	11,154,406	(9,509,844)	835,667	(6,806,883)	(6,806,883)	(5,971,216)	50,939,235
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,107	(50)	1,377	(1,144)	183	838	838	1,021	8,128
LVIP Channing Small Cap Value Fund - Service Class	447,811	(3,120)	23,659	8,826	29,365	10,574	10,574	39,939	487,750
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	35,561,740	(385,078)	5,847,945	(2,632,920)	2,829,947	(6,070,094)	(6,070,094)	(3,240,147)	32,321,593
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	6,472	7	970	(285)	692	(88)	(88)	604	7,076
LVIP Dimensional International Core Equity Fund - Service Class	9,729,678	214,157	565,260	2,449,359	3,228,776	222,513	222,513	3,451,289	13,180,967
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	40,521,581	588,171	2,616,900	8,417,162	11,622,233	(11,063,725)	(11,063,725)	558,508	41,080,089
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	19,568,498	(158,036)	2,154,687	779,738	2,776,389	(3,425)	(3,425)	2,772,964	22,341,462
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,203	29	752	331	1,112	(111)	(111)	1,001	8,204
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	14,691,944	(117,211)	2,130,218	275,590	2,288,597	766,200	766,200	3,054,797	17,746,741
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	63,538,474	(461,160)	10,166,371	(5,331,333)	4,373,878	(7,323,937)	(7,323,937)	(2,950,059)	60,588,415
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	40,803,528	3,405,341	3,944,949	(2,424,615)	4,925,675	(3,025,462)	(3,025,462)	1,900,213	42,703,741
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	6,460	650	560	(311)	899	(244)	(244)	655	7,115
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	92,179,096	2,045,828	(2,157,500)	4,227,070	4,115,398	(10,024,799)	(10,024,799)	(5,909,401)	86,269,695
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	198,826	7,139	(893)	5,346	11,592	(111)	(111)	11,481	210,307
LVIP Franklin Templeton Core Bond Fund - Service Class	225,162,870	6,315,913	(4,501,879)	9,519,173	11,333,207	16,530,131	16,530,131	27,863,338	253,026,208
LVIP Franklin Templeton Core Bond Fund - Standard Class	2,606,395	61,127	(43,572)	115,231	132,786	(178,452)	(178,452)	(45,666)	2,560,729
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	56,680,716	(266,996)	7,547,399	(1,257,784)	6,022,619	(7,914,623)	(7,914,623)	(1,892,004)	54,788,712
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	5,226,807	67,035	90,118	1,415,188	1,572,341	(782,128)	(782,128)	790,213	6,017,020
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	65,708	1,906	(102)	19,719	21,523	(2,573)	(2,573)	18,950	84,658
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	6,229,473	127,869	386,564	1,498,249	2,012,682	(283,723)	(283,723)	1,728,959	7,958,432
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	17,060,105	(124,502)	1,325,479	1,363,965	2,564,942	(2,225,403)	(2,225,403)	339,539	17,399,644
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	404,813	1,606	19,612	51,321	72,539	—	—	72,539	477,352
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	12,117,641	(77,638)	179,208	1,227,060	1,328,630	(1,423,415)	(1,423,415)	(94,785)	12,022,856
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	33,563	61	511	4,100	4,672	966	966	5,638	39,201
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	13,184,114	80,340	174,183	1,459,498	1,714,021	(422,844)	(422,844)	1,291,177	14,475,291
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	53,692,129	320,436	(636,159)	4,069,835	3,754,112	(10,176,891)	(10,176,891)	(6,422,779)	47,269,350
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	135,374	1,267	(1,169)	10,241	10,339	(9,701)	(9,701)	638	136,012
LVIP Global Growth Allocation Managed Risk Fund - Service Class	240,046,847	857,199	11,847,875	12,760,013	25,465,087	(31,559,772)	(31,559,772)	(6,094,685)	233,952,162
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	219,317,382	1,054,331	6,149,937	12,028,421	19,232,689	(30,141,793)	(30,141,793)	(10,909,104)	208,408,278
LVIP Government Money Market Fund - Service Class	30,393,231	710,305	1,259	1	711,565	(1,619,811)	(1,619,811)	(908,246)	29,484,985
LVIP Government Money Market Fund - Standard Class	418,234	21,000	53	—	21,053	826,426	826,426	847,479	1,265,713
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	35,759,279	3,420	5,517,807	(5,162,544)	358,683	(36,117,962)	(36,117,962)	(35,759,279)	—
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,460	(15)	909	(1,112)	(218)	(6,242)	(6,242)	(6,460)	—
LVIP JPMorgan Core Bond Fund - Service Class	24,731,742	704,444	(187,468)	966,564	1,483,540	7,219,814	7,219,814	8,703,354	33,435,096
LVIP JPMorgan High Yield Fund - Service Class	12,137,374	571,019	(42,188)	334,406	863,237	(181,639)	(181,639)	681,598	12,818,972
LVIP JPMorgan Mid Cap Value Fund - Service Class	781,605	(1,724)	136,350	(93,690)	40,936	649,051	649,051	689,987	1,471,592
LVIP JPMorgan Retirement Income Fund - Service Class	4,844,958	69,595	41,138	337,963	448,696	(547,845)	(547,845)	(99,149)	4,745,809
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	36,907,383	(243,028)	4,559,081	(4,416,180)	(100,127)	(3,572,100)	(3,572,100)	(3,672,227)	33,235,156
LVIP JPMorgan Short Duration Bond Fund - Service Class	33,819,032	646,755	(135,367)	547,473	1,058,861	(1,904,944)	(1,904,944)	(846,083)	32,972,949
LVIP JPMorgan Short Duration Bond Fund - Standard Class	23,471	1,854	(1)	385	2,238	32,538	32,538	34,776	58,247
LVIP JPMorgan Small Cap Core Fund - Service Class	1,367,216	(13,981)	164,650	36,891	187,560	952,133	952,133	1,139,693	2,506,909
LVIP JPMorgan U.S. Equity Fund - Service Class	4,180,444	(56,596)	312,512	548,169	804,085	2,269,037	2,269,037	3,073,122	7,253,566
LVIP Loomis Sayles Global Growth Fund - Service Class	238,405	(1,597)	41,894	(4,276)	36,021	(78,721)	(78,721)	(42,700)	195,705
LVIP Macquarie Wealth Builder Fund - Service Class	2,179,213	38,369	154,910	35,809	229,088	(2,408,301)	(2,408,301)	(2,179,213)	—
LVIP Macquarie Wealth Builder Fund - Standard Class	32,806	588	(183)	2,936	3,341	(36,147)	(36,147)	(32,806)	—
LVIP MFS International Growth Fund - Service Class	11,881,343	(14,585)	1,485,332	539,550	2,010,297	417,716	417,716	2,428,013	14,309,356
LVIP MFS Value Fund - Service Class	41,557,156	40,823	4,032,935	446,007	4,519,765	(760,429)	(760,429)	3,759,336	45,316,492
LVIP Mondrian Global Income Fund - Service Class	19,470,330	(269,781)	(659,982)	1,764,732	834,969	(1,681,589)	(1,681,589)	(846,620)	18,623,710
LVIP Mondrian International Value Fund - Service Class	9,929,089	244,715	918,653	2,012,121	3,175,489	(1,447,039)	(1,447,039)	1,728,450	11,657,539
LVIP Mondrian International Value Fund - Standard Class	565,749	13,972	39,226	122,458	175,656	(92,292)	(92,292)	83,364	649,113
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	7,528,371	(55,275)	413,567	969,717	1,328,009	2,416,997	2,416,997	3,745,006	11,273,377
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	45,348,497	185,303	4,836,128	2,394,162	7,415,593	(7,966,275)	(7,966,275)	(550,682)	44,797,815
LVIP Nomura Diversified Floating Rate Fund - Service Class	49,510,300	980,211	(29,397)	377,563	1,328,377	(4,620,108)	(4,620,108)	(3,291,731)	46,218,569
LVIP Nomura High Yield Fund - Service Class	3,863,873	148,921	(66,656)	179,338	261,603	(293,068)	(293,068)	(31,465)	3,832,408
LVIP Nomura High Yield Fund - Standard Class	122,745	5,416	(1,045)	4,641	9,012	(6,184)	(6,184)	2,828	125,573
LVIP Nomura Mid Cap Value Fund - Service Class	9,798,159	(40,118)	1,396,036	(198,646)	1,157,272	(464,170)	(464,170)	693,102	10,491,261
LVIP Nomura SMID Cap Core Fund - Service Class	9,970,305	(107,042)	424,368	305,541	622,867	(1,059,107)	(1,059,107)	(436,240)	9,534,065
LVIP Nomura SMID Cap Core Fund - Standard Class	263,674	(2,131)	8,466	13,010	19,345	(4,862)	(4,862)	14,483	278,157
LVIP Nomura Social Awareness Fund - Service Class	5,068,224	(59,750)	638,754	28,617	607,621	(619,174)	(619,174)	(11,553)	5,056,671
LVIP Nomura Social Awareness Fund - Standard Class	207,728	(1,556)	21,360	6,816	26,620	(9,156)	(9,156)	17,464	225,192
LVIP Nomura U.S. Growth Fund - Service Class	13,054,383	(199,493)	2,605,762	308,134	2,714,403	(106,755)	(106,755)	2,607,648	15,662,031
LVIP Nomura U.S. REIT Fund - Service Class	8,231,230	84,447	66,631	(214,540)	(63,462)	(464,385)	(464,385)	(527,847)	7,703,383
LVIP Nomura U.S. REIT Fund - Standard Class	338,826	5,114	246	(7,362)	(2,002)	(10,137)	(10,137)	(12,139)	326,687
LVIP PIMCO Low Duration Bond Fund - Service Class	45,567,672	879,387	(255,178)	973,034	1,597,243	(3,471,256)	(3,471,256)	(1,874,013)	43,693,659
LVIP PIMCO Low Duration Bond Fund - Standard Class	7,592	255	(25)	133	363	247	247	610	8,202
LVIP SSGA Bond Index Fund - Service Class	47,194,236	700,286	(744,125)	2,259,558	2,215,719	(2,050,617)	(2,050,617)	165,102	47,359,338
LVIP SSGA Bond Index Fund - Standard Class	224,874	5,527	(1,041)	8,513	12,999	(248)	(248)	12,751	237,625
LVIP SSGA Conservative Index Allocation Fund - Service Class	10,417,715	92,708	332,897	643,926	1,069,531	(708,911)	(708,911)	360,620	10,778,335
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,278,137	27,596	8,348	347,054	382,998	51,905	51,905	434,903	1,713,040
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	43,269,518	236,565	870,386	3,764,254	4,871,205	(7,164,489)	(7,164,489)	(2,293,284)	40,976,234
LVIP SSGA International Index Fund - Service Class	12,829,335	194,695	674,553	2,609,406	3,478,654	(1,938,306)	(1,938,306)	1,540,348	14,369,683
LVIP SSGA International Managed Volatility Fund - Service Class	17,179,082	181,690	835,161	2,404,982	3,421,833	(4,610,520)	(4,610,520)	(1,188,687)	15,990,395
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	66,597,861	(525,413)	9,220,224	(3,743,318)	4,951,493	(8,565,995)	(8,565,995)	(3,614,502)	62,983,359
LVIP SSGA Mid-Cap Index Fund - Service Class	18,128,143	(71,774)	1,367,536	(207,372)	1,088,390	503,392	503,392	1,591,782	19,719,925
LVIP SSGA Mid-Cap Index Fund - Standard Class	93,892	513	6,509	(976)	6,046	—	—	6,046	99,938
LVIP SSGA Moderate Index Allocation Fund - Service Class	35,308,431	174,262	1,819,309	2,571,139	4,564,710	(3,573,097)	(3,573,097)	991,613	36,300,044
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	19,239,569	105,270	1,121,918	1,671,607	2,898,795	(1,249,236)	(1,249,236)	1,649,559	20,889,128
LVIP SSGA Nasdaq-100 Index Fund - Service Class	3,347,631	(32,213)	239,844	441,979	649,610	616,521	616,521	1,266,131	4,613,762
LVIP SSGA S&P 500 Index Fund - Service Class	198,711,813	(941,317)	18,089,923	13,902,513	31,051,119	(1,658,257)	(1,658,257)	29,392,862	228,104,675
LVIP SSGA S&P 500 Index Fund - Standard Class	1,481,976	(9,601)	236,647	(14,426)	212,620	(339,004)	(339,004)	(126,384)	1,355,592
LVIP SSGA Short-Term Bond Index Fund - Service Class	16,840,978	433,515	43,496	162,356	639,367	769,783	769,783	1,409,150	18,250,128
LVIP SSGA Small-Cap Index Fund - Service Class	34,394,629	(222,576)	2,251,989	1,615,244	3,644,657	(2,349,119)	(2,349,119)	1,295,538	35,690,167
LVIP SSGA Small-Cap Index Fund - Standard Class	81,412	396	4,079	5,078	9,553	—	—	9,553	90,965
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	49,565,691	(177,884)	2,307,729	(561,461)	1,568,384	(4,105,714)	(4,105,714)	(2,537,330)	47,028,361
LVIP Structured Conservative Allocation Fund - Service Class	7,617,803	72,268	(15,408)	821,223	878,083	(1,113,712)	(1,113,712)	(235,629)	7,382,174
LVIP Structured Moderate Allocation Fund - Service Class	41,210,829	310,707	182,370	5,397,606	5,890,683	(3,970,787)	(3,970,787)	1,919,896	43,130,725
LVIP Structured Moderate Allocation Fund - Standard Class	—	12,423	4,823	10,129	27,375	651,897	651,897	679,272	679,272
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	22,824,468	118,667	189,423	3,259,706	3,567,796	(4,024,463)	(4,024,463)	(456,667)	22,367,801
LVIP T. Rowe Price 2020 Fund - Service Class	99,193	534	1,350	6,646	8,530	(27,211)	(27,211)	(18,681)	80,512
LVIP T. Rowe Price 2030 Fund - Service Class	56,247	142	3,405	3,257	6,804	(3,637)	(3,637)	3,167	59,414
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	27,725,927	(415,671)	5,077,323	(2,082,394)	2,579,258	(1,971,170)	(1,971,170)	608,088	28,334,015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	186,601	(2,868)	30,215	(12,213)	15,134	(38,868)	(38,868)	(23,734)	162,867
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	17,084,602	(42,121)	741,334	589,918	1,289,131	1,015,455	1,015,455	2,304,586	19,389,188
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	61,320,409	6,639	3,123,414	786,567	3,916,620	(6,418,471)	(6,418,471)	(2,501,851)	58,818,558
LVIP Vanguard Bond Allocation Fund - Service Class	81,478,631	1,490,420	(1,202,875)	3,378,574	3,666,119	151,979	151,979	3,818,098	85,296,729
LVIP Vanguard Bond Allocation Fund - Standard Class	6,594	200	(64)	234	370	110	110	480	7,074
LVIP Vanguard Domestic Equity ETF Fund - Service Class	30,905,177	(241,446)	16,756,100	(11,852,796)	4,661,858	(647,454)	(647,454)	4,014,404	34,919,581
LVIP Vanguard International Equity ETF Fund - Service Class	19,168,556	406,054	675,086	4,454,893	5,536,033	(162,096)	(162,096)	5,373,937	24,542,493
LVIP Wellington SMID Cap Value Fund - Service Class	9,396,900	(64,249)	647,894	(515,453)	68,192	(488,858)	(488,858)	(420,666)	8,976,234
LVIP Western Asset Core Bond Fund - Service Class	34,988,201	792,727	(7,060,368)	8,172,256	1,904,615	(36,892,816)	(36,892,816)	(34,988,201)	—
MFS® VIT Growth Series - Initial Class	113,226	(1,627)	22,688	(8,961)	12,100	(2,226)	(2,226)	9,874	123,100
MFS® VIT Growth Series - Service Class	18,284,070	(261,562)	4,016,060	(1,914,229)	1,840,269	(2,319,308)	(2,319,308)	(479,039)	17,805,031
MFS® VIT Total Return Series - Initial Class	167,113	2,306	12,515	1,180	16,001	(1,332)	(1,332)	14,669	181,782
MFS® VIT Total Return Series - Service Class	10,071,157	107,094	650,902	129,348	887,344	(1,174,395)	(1,174,395)	(287,051)	9,784,106
MFS® VIT Utilities Series - Initial Class	145,388	2,089	3,550	11,415	17,054	(17,713)	(17,713)	(659)	144,729
MFS® VIT Utilities Series - Service Class	8,909,892	103,557	352,036	652,668	1,108,261	(648,902)	(648,902)	459,359	9,369,251
MFS® VIT II Core Equity Portfolio - Service Class	8,187	(125)	985	(115)	745	(1,332)	(1,332)	(587)	7,600
MFS® VIT II International Intrinsic Value Portfolio - Service Class	2,067,568	5,138	190,024	434,510	629,672	(214,764)	(214,764)	414,908	2,482,476
Morgan Stanley VIF Growth Portfolio - Class II	—	(361)	11,270	—	10,909	(10,909)	(10,909)	—	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,347,215	(14,818)	158,857	(20,063)	123,976	(146,686)	(146,686)	(22,710)	1,324,505
Nomura VIP Asset Strategy Series - Service Class	617,670	728	46,881	44,064	91,673	(42,986)	(42,986)	48,687	666,357
Nomura VIP Emerging Markets Series - Service Class	10,785,674	(48,768)	1,091,469	6,259,095	7,301,796	(3,342,439)	(3,342,439)	3,959,357	14,745,031
Nomura VIP Energy Series - Service Class	316,672	(354)	3,863	42,095	45,604	111,189	111,189	156,793	473,465
Nomura VIP High Income Series - Service Class	1,887,127	54,945	1,111	6,988	63,044	(841,385)	(841,385)	(778,341)	1,108,786
Nomura VIP Mid Cap Growth Series - Service Class	1,013,335	(10,384)	136,089	(122,504)	3,201	(214,603)	(214,603)	(211,402)	801,933
Nomura VIP Science and Technology Series - Service Class	4,189,724	(53,434)	847,204	546,342	1,340,112	(477,774)	(477,774)	862,338	5,052,062
Nomura VIP Small Cap Growth Series - Service Class	1,335,669	(15,312)	12,598	161,762	159,048	(78,041)	(78,041)	81,007	1,416,676
Nomura VIP Small Cap Value Series - Service Class	26,721,612	(157,550)	1,987,495	(164,168)	1,665,777	(734,051)	(734,051)	931,726	27,653,338
Nomura VIP Small Cap Value Series - Standard Class	403,306	(504)	25,755	1,131	26,382	(6,247)	(6,247)	20,135	423,441
PIMCO VIT All Asset Portfolio - Advisor Class	175,468	6,461	(378)	16,756	22,839	1,635	1,635	24,474	199,942
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,173,943	14,519	(100,263)	269,162	183,418	(339,446)	(339,446)	(156,028)	1,017,915
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	387,584	16,496	(2,146)	11,162	25,512	(2,809)	(2,809)	22,703	410,287
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	28,314	1,358	(2,735)	4,420	3,043	(28,391)	(28,391)	(25,348)	2,966
Putnam VT George Putnam Balanced Fund - Class IB	11,195,200	363	1,049,997	187,489	1,237,849	(1,043,960)	(1,043,960)	193,889	11,389,089
Putnam VT Global Health Care Fund - Class IB	1,473,386	(16,037)	98,496	117,041	199,500	(101,766)	(101,766)	97,734	1,571,120
Putnam VT Income Fund - Class IB	403,605	16,390	(9,550)	19,448	26,288	3,492	3,492	29,780	433,385
Putnam VT Large Cap Value Fund - Class IB	16,396,962	2,310	1,502,395	1,737,522	3,242,227	1,383,985	1,383,985	4,626,212	21,023,174
Putnam VT Sustainable Future Fund - Class IB	72,684	(588)	7,762	(10,107)	(2,933)	(54,027)	(54,027)	(56,960)	15,724
Putnam VT Sustainable Leaders Fund - Class IB	262,013	(2,245)	34,159	(13,564)	18,350	14,225	14,225	32,575	294,588
Templeton Foreign VIP Fund - Class 4	207,059	3,431	30,806	11,119	45,356	(105,852)	(105,852)	(60,496)	146,563
Templeton Global Bond VIP Fund - Class 2	3,105,522	(58,484)	(178,405)	648,264	411,375	(341,526)	(341,526)	69,849	3,175,371
Templeton Global Bond VIP Fund - Class 4	1,197,209	(15,313)	(30,471)	212,537	166,753	(87,150)	(87,150)	79,603	1,276,812
Templeton Growth VIP Fund - Class 2	1,228,004	(10,354)	114,804	152,649	257,099	(144,448)	(144,448)	112,651	1,340,655
VanEck VIP Global Resources Fund - Class S Shares	389,796	5,635	15,652	115,767	137,054	(25,126)	(25,126)	111,928	501,724
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	293,173	14,116	(280)	5,501	19,337	35,398	35,398	54,735	347,908
See accompanying notes

Lincoln New York Account N For Variable Annuities
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln New York Account N For Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

•Lincoln ChoicePlus	•Lincoln ChoicePlus Design 2
•Lincoln ChoicePlus Access	•Lincoln ChoicePlus Design 3
•Lincoln ChoicePlus Advisory	•Lincoln ChoicePlus Fusion
•Lincoln ChoicePlus Assurance (Prime)	•Lincoln ChoicePlus II
•Lincoln ChoicePlus Assurance A Class	•Lincoln ChoicePlus II Access
•Lincoln ChoicePlus Assurance A Share	•Lincoln ChoicePlus II Advance
•Lincoln ChoicePlus Assurance A Share Fee-Based	•Lincoln ChoicePlus II Bonus
•Lincoln ChoicePlus Assurance B Class	•Lincoln ChoicePlus Signature 1
•Lincoln ChoicePlus Assurance B Share	•Lincoln ChoicePlus Signature 2
•Lincoln ChoicePlus Assurance Bonus	•Lincoln Core Income
•Lincoln ChoicePlus Assurance C Share	•Lincoln InvestmentSolutions
•Lincoln ChoicePlus Assurance L Share	•Lincoln Investor Advantage Advisory
•Lincoln ChoicePlus Assurance Series B-Share	•Lincoln Investor Advantage B Share
•Lincoln ChoicePlus Assurance Series C-Share	•Lincoln Investor Advantage C Share
•Lincoln ChoicePlus Assurance Series L-Share	•Lincoln Investor Advantage Fee-Based
•Lincoln ChoicePlus Design 1
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred fourty-five available mutual funds (the Funds) of thirty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. American Franchise Fund - Series II Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares**
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
Invesco V.I. Comstock Fund - Series I Shares**
Invesco V.I. Comstock Fund - Series II Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series II Shares**
Invesco V.I. Diversified Dividend Fund - Series I Shares**
Invesco V.I. Diversified Dividend Fund - Series II Shares
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares**
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
Invesco V.I. Equity and Income Fund - Series I Shares**
Invesco V.I. Equity and Income Fund - Series II Shares
Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series II Shares
Invesco V.I. Global Fund - Series II Shares
Invesco V.I. International Growth Fund - Series I Shares**
Invesco V.I. International Growth Fund - Series II Shares
Invesco V.I. Main Street Small Cap Fund®- Series I Shares**
Invesco V.I. Main Street Small Cap Fund®- Series II Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A**
AB VPS Discovery Value Portfolio - Class B
AB VPS International Value Portfolio - Class A**
AB VPS International Value Portfolio - Class B**
AB VPS Large Cap Growth Portfolio - Class B
AB VPS Relative Value Portfolio - Class A**
AB VPS Relative Value Portfolio - Class B**
AB VPS Sustainable Global Thematic Portfolio - Class A**
AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:
ALPS Global Opportunity Portfolio - Class I**
ALPS Global Opportunity Portfolio - Class III
ALPS/Alerian Energy Infrastructure Portfolio - Class I**
ALPS/Alerian Energy Infrastructure Portfolio - Class III

American Funds Insurance Series®:
American Funds® IS American Funds Global Balanced Fund - Class 1**
American Funds® IS American Funds Global Balanced Fund - Class 1A**
American Funds® IS American Funds Global Balanced Fund - Class 4**
American Funds® IS American Funds Mortgage Fund - Class 1
American Funds® IS American Funds Mortgage Fund - Class 1A**
American Funds® IS American Funds Mortgage Fund - Class 4
American Funds® IS American High-Income Trust - Class 1**
American Funds® IS American High-Income Trust - Class 1A**
American Funds® IS Asset Allocation Fund - Class 1
American Funds® IS Asset Allocation Fund - Class 1A**
American Funds® IS Asset Allocation Fund - Class 4
American Funds® IS Capital Income Builder - Class 1
American Funds® IS Capital Income Builder - Class 1A**
American Funds® IS Capital Income Builder - Class 4
American Funds® IS Capital World Bond Fund - Class 1
American Funds® IS Capital World Bond Fund - Class 1A**
American Funds® IS Capital World Growth and Income Fund - Class 1
American Funds® IS Capital World Growth and Income Fund - Class 1A**
American Funds® IS Global Growth Fund - Class 1**
American Funds® IS Global Growth Fund - Class 1A**
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Growth Fund - Class 4
American Funds® IS Global Small Capitalization Fund - Class 1
American Funds® IS Global Small Capitalization Fund - Class 1A**
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 4
American Funds® IS Growth Fund - Class 1
American Funds® IS Growth Fund - Class 1A**
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth Fund - Class 4
American Funds® IS Growth-Income Fund - Class 1
American Funds® IS Growth-Income Fund - Class 1A**
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS Growth-Income Fund - Class 4
American Funds® IS International Fund - Class 1
American Funds® IS International Fund - Class 1A**
American Funds® IS International Fund - Class 2
American Funds® IS International Fund - Class 4
American Funds® IS International Growth and Income Fund - Class 1
American Funds® IS International Growth and Income Fund - Class 1A**
American Funds® IS Managed Risk Asset Allocation Fund - Class P1**
American Funds® IS Managed Risk Asset Allocation Fund - Class P2
American Funds® IS Managed Risk Growth Fund - Class P1**
American Funds® IS Managed Risk Growth-Income Fund - Class P1**
American Funds® IS Managed Risk International Fund - Class P1**
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1**
American Funds® IS New World Fund - Class 1
American Funds® IS New World Fund - Class 1A**
American Funds® IS New World Fund - Class 4
American Funds® IS The Bond Fund of America - Class 1
American Funds® IS The Bond Fund of America - Class 1A**
American Funds® IS U.S. Government Securities Fund - Class 1**
American Funds® IS U.S. Government Securities Fund - Class 1A**
American Funds® IS Washington Mutual Investors Fund - Class 1
American Funds® IS Washington Mutual Investors Fund - Class 1A**
American Funds® IS Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:
Columbia VP Strategic Income Fund - Class 1**
Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Series Trust II:
Columbia VP Commodity Strategy Fund - Class 1**
Columbia VP Commodity Strategy Fund - Class 2
Columbia VP Emerging Markets Bond Fund - Class 1**
Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Service Class
Nomura VIP Emerging Markets Series - Standard Class**
Nomura VIP Small Cap Value Series - Service Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Equity 500 Index VIP Portfolio - Class B**
DWS Small Cap Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A
DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - ADV Class**
Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio - Initial Class**
Fidelity® VIP Balanced Portfolio - Service Class 2
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class**
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2**
Fidelity® VIP Consumer Staples Portfolio - Initial Class**
Fidelity® VIP Consumer Staples Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class**
Fidelity® VIP Contrafund® Portfolio - Service Class**
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Financials Portfolio - Initial Class**
Fidelity® VIP Financials Portfolio - Service Class 2
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class**
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class**
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Initial Class**
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class**
Fidelity® VIP Overseas Portfolio - Service Class**
Fidelity® VIP Overseas Portfolio - Service Class 2**
Fidelity® VIP Strategic Income Portfolio - Initial Class**
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Fidelity® VIP Technology Portfolio - Initial Class**
Fidelity® VIP Technology Portfolio - Service Class 2

First Trust Variable Insurance Trust:
First Trust Capital Strength Hedged Equity Portfolio - Class I
First Trust Capital Strength Portfolio - Class I
First Trust Dorsey Wright Tactical Core Portfolio - Class I
First Trust Growth Strength Portfolio - Class I
First Trust International Developed Capital Strength Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class I
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund - Class 1**
Franklin Allocation VIP Fund - Class 4
Franklin Income VIP Fund - Class 1**
Franklin Income VIP Fund - Class 2
Franklin Income VIP Fund - Class 4
Franklin Mutual Shares VIP Fund - Class 1**
Franklin Mutual Shares VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 4
Franklin Rising Dividends VIP Fund - Class 1**
Franklin Rising Dividends VIP Fund - Class 4
Franklin Small Cap Value VIP Fund - Class 1**
Franklin Small Cap Value VIP Fund - Class 4
Franklin Small-Mid Cap Growth VIP Fund - Class 1**
Franklin Small-Mid Cap Growth VIP Fund - Class 2**
Franklin Small-Mid Cap Growth VIP Fund - Class 4
Templeton Foreign VIP Fund - Class 1**
Templeton Foreign VIP Fund - Class 4
Templeton Global Bond VIP Fund - Class 1**
Templeton Global Bond VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 4
Templeton Growth VIP Fund - Class 1**
Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund - Institutional Shares**
Goldman Sachs VIT Government Money Market Fund - Service Shares
Goldman Sachs VIT Large Cap Value Fund - Service Shares

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund - Class IA**
Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:
Nomura VIP Asset Strategy Series - Service Class
Nomura VIP Asset Strategy Series - Standard Class**
Nomura VIP Energy Series - Service Class
Nomura VIP Energy Series - Standard Class**
Nomura VIP High Income Series - Service Class
Nomura VIP High Income Series - Standard Class**
Nomura VIP Mid Cap Growth Series - Service Class
Nomura VIP Mid Cap Growth Series - Standard Class**
Nomura VIP Science and Technology Series - Service Class
Nomura VIP Science and Technology Series - Standard Class**
Nomura VIP Small Cap Growth Series - Service Class
Nomura VIP Small Cap Growth Series - Standard Class**

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I**
ClearBridge Variable Growth Portfolio - Class II
ClearBridge Variable Large Cap Growth Portfolio - Class I**
ClearBridge Variable Large Cap Growth Portfolio - Class II
ClearBridge Variable Mid Cap Portfolio - Class I**
ClearBridge Variable Mid Cap Portfolio - Class II
Franklin Multi-Asset Variable Conservative Growth - Class I**
Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund - Standard Class**
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class**
Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class**
Lincoln Opportunistic Hedged Equity Fund - Service Class
Lincoln Opportunistic Hedged Equity Fund - Standard Class**
LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class**
LVIP American Balanced Allocation Fund - Service Class
LVIP American Balanced Allocation Fund - Standard Class
LVIP American Century Balanced Fund - Service Class
LVIP American Century Balanced Fund - Standard Class II**
LVIP American Century Capital Appreciation Fund - Service Class
LVIP American Century Capital Appreciation Fund - Standard Class II**
LVIP American Century Disciplined Core Value Fund - Service Class
LVIP American Century Disciplined Core Value Fund - Standard Class II**
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century Inflation Protection Fund - Standard Class II**
LVIP American Century International Fund - Service Class
LVIP American Century International Fund - Standard Class II**
LVIP American Century Large Company Value Fund - Service Class
LVIP American Century Large Company Value Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Service Class
LVIP American Century Mid Cap Value Fund - Standard Class II**
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**
LVIP American Century Ultra® Fund - Service Class
LVIP American Century Ultra® Fund - Standard Class**
LVIP American Century Ultra® Fund - Standard Class II**
LVIP American Century Value Fund - Service Class
LVIP American Century Value Fund - Standard Class II**
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class**
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Fund - Service Class II
LVIP American Growth Allocation Fund - Service Class
LVIP American Growth Allocation Fund - Standard Class**
LVIP American Growth Fund - Service Class II
LVIP American Growth-Income Fund - Service Class II
LVIP American Income Allocation Fund - Standard Class**
LVIP American International Fund - Service Class II
LVIP American Preservation Fund - Service Class
LVIP American Preservation Fund - Standard Class**
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class**
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class**
LVIP BlackRock Equity Dividend Fund - Service Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class**
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**
LVIP BlackRock Inflation Protected Bond Fund - Service Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Real Estate Fund - Standard Class**
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Channing Small Cap Value Fund - Service Class
LVIP Channing Small Cap Value Fund - Standard Class**
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class
LVIP Dimensional International Core Equity Fund - Standard Class**
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class**
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Service Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class**
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class**
LVIP Government Money Market Fund - Service Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class
LVIP JPMorgan Core Bond Fund - Standard Class**
LVIP JPMorgan High Yield Fund - Service Class
LVIP JPMorgan High Yield Fund - Standard Class**
LVIP JPMorgan Mid Cap Value Fund - Service Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class**
LVIP JPMorgan Retirement Income Fund - Service Class
LVIP JPMorgan Retirement Income Fund - Standard Class**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**
LVIP JPMorgan Short Duration Bond Fund - Service Class
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Service Class
LVIP JPMorgan Small Cap Core Fund - Standard Class**
LVIP JPMorgan U.S. Equity Fund - Service Class
LVIP JPMorgan U.S. Equity Fund - Standard Class**
LVIP Loomis Sayles Global Growth Fund - Service Class
LVIP Loomis Sayles Global Growth Fund - Standard Class**
LVIP MFS International Growth Fund - Service Class
LVIP MFS International Growth Fund - Standard Class**
LVIP MFS Value Fund - Service Class
LVIP MFS Value Fund - Standard Class**
LVIP Mondrian Global Income Fund - Service Class
LVIP Mondrian Global Income Fund - Standard Class**
LVIP Mondrian International Value Fund - Service Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class**
LVIP Nomura Diversified Floating Rate Fund - Service Class
LVIP Nomura Diversified Floating Rate Fund - Standard Class**
LVIP Nomura High Yield Fund - Service Class
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Nomura Mid Cap Value Fund - Standard Class**
LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Nomura Social Awareness Fund - Service Class
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Service Class
LVIP Nomura U.S. Growth Fund - Standard Class**
LVIP Nomura U.S. REIT Fund - Service Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Service Class
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class**
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**
LVIP SSGA International Index Fund - Service Class
LVIP SSGA International Index Fund - Standard Class**
LVIP SSGA International Managed Volatility Fund - Service Class
LVIP SSGA International Managed Volatility Fund - Standard Class**
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Service Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class**
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**
LVIP SSGA Nasdaq-100 Index Fund - Service Class
LVIP SSGA Nasdaq-100 Index Fund - Standard Class**
LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class**
LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class**
LVIP Structured Conservative Allocation Fund - Service Class
LVIP Structured Conservative Allocation Fund - Standard Class**
LVIP Structured Moderate Allocation Fund - Service Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class**
LVIP T. Rowe Price 2020 Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Service Class
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Service Class**
LVIP T. Rowe Price 2040 Fund - Standard Class**
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class**
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**
LVIP Vanguard Bond Allocation Fund - Service Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class**
LVIP Vanguard International Equity ETF Fund - Service Class
LVIP Vanguard International Equity ETF Fund - Standard Class**
LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington SMID Cap Value Fund - Standard Class**

Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Growth Series - Service Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Total Return Series - Service Class
MFS® VIT Utilities Series - Initial Class
MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Service Class
MFS® VIT II International Intrinsic Value Portfolio - Initial Class**
MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):
Morgan Stanley VIF Growth Portfolio - Class II**

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Service Class Shares**
TOPS® Moderate Growth ETF Portfolio - Service Class Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT All Asset Portfolio - Advisor Class
PIMCO VIT All Asset Portfolio - Institutional Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class**
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
PIMCO VIT Dynamic Bond Portfolio - Institutional Class**
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class**

Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund - Class IA**
Putnam VT George Putnam Balanced Fund - Class IB
Putnam VT Global Health Care Fund - Class IA**
Putnam VT Global Health Care Fund - Class IB
Putnam VT Income Fund - Class IA**
Putnam VT Income Fund - Class IB
Putnam VT Large Cap Value Fund - Class IA**
Putnam VT Large Cap Value Fund - Class IB
Putnam VT Sustainable Future Fund - Class IA**
Putnam VT Sustainable Future Fund - Class IB
Putnam VT Sustainable Leaders Fund - Class IA**
Putnam VT Sustainable Leaders Fund - Class IB

Rydex Variable Trust:
Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:
VanEck VIP Global Resources Fund - Class S Shares
VanEck VIP Global Resources Fund - Initial Class Shares**

Virtus Variable Insurance Trust:
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares**
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
The subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is an affiliate of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024.
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Lincoln Hedged Nasdaq-100 Fund - Standard Class	LVIP American Century Disciplined Core Value Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	LVIP American Century International Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class	LVIP American Century Mid Cap Value Fund - Service Class
LVIP American Century Capital Appreciation Fund - Service Class	LVIP American Century Ultra Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Standard Class II	LVIP American Century Value Fund - Standard Class II
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class II	LVIP American Century Balanced Fund - Service Class
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Large Company Value Fund - Class II	LVIP American Century Large Company Value Fund - Service Class
American Century VP Large Company Value Fund - Class I	LVIP American Century Large Company Value Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
American Century VP Value Fund - Class II	LVIP American Century Value Fund - Service Class
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Aggressive Growth Portfolio - Class II	ClearBridge Variable Growth Portfolio - Class II
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	Lincoln Hedged Nasdaq-100 Fund 3 - Service Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	Lincoln Hedged Nasdaq-100 Fund 4 - Service Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class	Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Fund 3 - Service Class
Lincoln Hedged S&P 500 Fund - Service Class	Lincoln Hedged S&P 500 Fund 4 - Service Class
LVIP T. Rowe Price Growth Stock Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Service Class	LVIP Macquarie Bond Fund - Service Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class	LVIP Macquarie Diversified Income Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Service Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Service Class	LVIP Macquarie Value Fund - Service Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Service Class	LVIP Macquarie Wealth Builder Fund - Service Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Equity Managed Volatility Fund - Service Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP MFS International Equity Managed Volatility Fund - Standard Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware Ivy VIP Asset Strategy Portfolio - Class I	Macquarie VIP Asset Strategy Series - Standard Class
Delaware VIP® Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware Ivy VIP Energy Portfolio - Class I	Macquarie VIP Energy Series - Standard Class
Delaware Ivy VIP High Income Portfolio - Class II	Macquarie VIP High Income Series - Service Class
Delaware Ivy VIP High Income Portfolio - Class I	Macquarie VIP High Income Series - Standard Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	Macquarie VIP Mid Cap Growth Series - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	Macquarie VIP Mid Cap Growth Series - Standard Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	Macquarie VIP Science and Technology Series - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class I	Macquarie VIP Science and Technology Series - Standard Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	Macquarie VIP Small Cap Growth Series - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	Macquarie VIP Small Cap Growth Series - Standard Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Service Class	LVIP American Century Ultra Fund - Service Class
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the following funds ceased to be available as investment options to Variable Account contract owners:

First Trust Capital Strength Portfolio - Class II	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
First Trust Dorsey Wright Tactical Core Portfolio - Class II	Guggenheim VT Long Short Equity
First Trust International Developed Capital Strength Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class II
Also during 2024, the following fund liquidations occurred:

Liquidating Fund Name	New Fund Name
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Fund 2 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 3 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 4 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
During 2025, the LVIP American Funds Vanguard Active Passive Growth Fund - Service Class fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2025, the 2025 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2025.
Also during 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Asset Strategy Series - Service Class	Nomura VIP Asset Strategy Series - Service Class
Macquarie VIP Asset Strategy Series - Standard Class	Nomura VIP Asset Strategy Series - Standard Class
Macquarie VIP Emerging Markets Series - Service Class	Nomura VIP Emerging Markets Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP Energy Series - Service Class	Nomura VIP Energy Series - Service Class
Macquarie VIP Energy Series - Standard Class	Nomura VIP Energy Series - Standard Class
Macquarie VIP High Income Series - Service Class	Nomura VIP High Income Series - Service Class
Macquarie VIP High Income Series - Standard Class	Nomura VIP High Income Series - Standard Class
Macquarie VIP Mid Cap Growth Series - Service Class	Nomura VIP Mid Cap Growth Series - Service Class
Macquarie VIP Mid Cap Growth Series - Standard Class	Nomura VIP Mid Cap Growth Series - Standard Class
Macquarie VIP Science and Technology Series - Service Class	Nomura VIP Science and Technology Series - Service Class
Macquarie VIP Science and Technology Series - Standard Class	Nomura VIP Science and Technology Series - Standard Class
Macquarie VIP Small Cap Growth Series - Service Class	Nomura VIP Small Cap Growth Series - Service Class
Macquarie VIP Small Cap Growth Series - Standard Class	Nomura VIP Small Cap Growth Series - Standard Class
Macquarie VIP Small Cap Value Series - Service Class	Nomura VIP Small Cap Value Series - Service Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	Invesco V.I. International Growth Fund - Series I Shares
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	Invesco V.I. International Growth Fund - Series II Shares
LVIP Macquarie Value Fund - Service Class	LVIP BlackRock Equity Dividend Fund - Service Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Service Class	LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	LVIP JPMorgan Short Duration Bond Fund - Service Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Service Class	LVIP Nomura Diversified Floating Rate Fund - Service Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Service Class	LVIP Nomura High Yield Fund - Service Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Service Class	LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class	LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Service Class	LVIP Nomura Social Awareness Fund - Service Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Service Class	LVIP Nomura U.S. Growth Fund - Service Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Nomura U.S. REIT Fund - Service Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Also during 2025, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP Western Asset Core Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Western Asset Core Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
Also during 2025, the following funds ceased to be available as investment options to Variable Account contract owners:

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	LVIP American Global Small Capitalization Fund - Service Class II
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The ranges of rates are as follows for the thirty-one contract types within the Variable Account:

-Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)
-Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)
-Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
-Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)
-Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0005479% to .0067123% (.20% to 2.45% on an annual basis)
-Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
-Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)
-Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)
-Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)
-Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0045205% to .0095890% (1.65% to 3.50% on an annual basis)
-Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0045205% to .0095890% (1.65% to 3.50% on an annual basis)
-Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)
-Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)
-Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)
-Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)
-Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)
-Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)
-Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis)
-Lincoln ChoicePlus II at a daily rate of .0034247% to .0082192% (1.25% to 3.00% on an annual basis)
-Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
-Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)
-Lincoln Core Income at a daily rate of .0015068% to .0031507% (.55% to 1.15% on an annual basis)
-Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)
-Lincoln Investor Advantage Advisory at a daily rate of .0002740% to .0013699% (.10% to .50% on an annual basis)
-Lincoln Investor Advantage B Share at a daily rate of .0026027% to .0036986% (.95% to 1.35% on an annual basis)
-Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)
-Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis)
The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2025 and 2024 were $33,432,480 and $27,692,174, respectively.
For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. There were no sales charges retained by the Company for the years ending December 31, 2025 or 2024.
Surrender, contract and all other charges are included within Net unit transactions on the Statements of changes in net assets.

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class B	2025		0.30%	3.25%	14.47	65.33	257,437	9,985,269	-0.65%	2.33%	0.60%
	2024		0.30%	3.25%	14.50	64.68	275,625	10,711,909	6.21%	9.39%	0.64%
	2023		0.10%	3.25%	14.79	59.90	315,449	11,293,079	13.13%	16.75%	0.81%
	2022		0.10%	3.25%	13.03	52.08	335,666	10,488,190	-18.51%	-15.90%	0.84%
	2021		0.10%	3.25%	15.94	62.87	354,316	13,307,885	31.27%	34.77%	0.62%

AB VPS Large Cap Growth Portfolio - Class B	2025		1.40%	2.10%	38.93	91.29	5,520	251,434	10.51%	11.28%	0.00%
	2024		1.40%	2.10%	35.07	82.19	5,706	237,624	22.36%	23.22%	0.00%
	2023		1.40%	2.10%	28.53	66.84	5,949	204,827	31.99%	32.92%	0.00%
	2022		1.40%	2.10%	21.52	50.38	6,568	178,021	-30.17%	-29.68%	0.00%
	2021		1.40%	2.10%	30.68	71.78	13,459	522,623	26.48%	26.86%	0.00%

AB VPS Sustainable Global Thematic Portfolio - Class B	2025		0.50%	2.60%	10.82	43.21	78,916	2,380,279	3.30%	5.50%	0.00%
	2024		0.50%	2.70%	12.73	41.41	86,288	2,503,158	3.14%	5.44%	0.00%
	2023		1.10%	2.70%	12.18	39.71	98,072	2,719,052	12.62%	14.44%	0.03%
	2022		0.80%	2.80%	10.67	34.88	104,034	2,553,762	-29.18%	-27.75%	0.00%
	2021		0.80%	2.80%	14.86	48.66	104,337	3,559,563	19.20%	21.61%	0.00%

ALPS Global Opportunity Portfolio - Class III	2025		0.95%	1.50%	16.16	20.13	19,723	349,471	-0.15%	0.40%	5.00%
	2024		0.95%	1.50%	16.16	20.08	26,032	454,219	16.25%	16.89%	6.52%
	2023		0.95%	1.50%	13.88	17.20	34,786	535,701	26.88%	27.58%	0.00%
	2022		0.95%	1.50%	11.13	13.50	34,874	419,424	-29.97%	-29.58%	12.85%
	2021		0.95%	1.50%	15.80	19.21	30,815	535,419	22.09%	22.76%	4.58%

ALPS/Alerian Energy Infrastructure Portfolio - Class III	2025		0.95%	1.50%	14.90	19.32	47,050	861,558	3.10%	3.67%	3.59%
	2024		0.10%	1.50%	14.45	20.37	63,358	1,141,368	38.51%	40.46%	3.57%
	2023		0.10%	1.50%	10.43	14.50	87,939	1,157,352	12.21%	13.79%	2.96%
	2022		0.95%	1.50%	9.30	11.86	96,230	1,101,178	15.58%	16.21%	4.80%
	2021		0.95%	1.50%	8.05	10.21	64,876	610,458	35.72%	36.47%	1.28%

American Funds® IS American Funds Mortgage Fund - Class 1	2025		0.65%	0.65%	12.50	12.50	8,899	111,225	8.22%	8.22%	4.48%
	2024		0.65%	0.65%	11.55	11.55	8,899	102,781	0.27%	0.27%	4.79%
	2023		0.65%	0.65%	11.52	11.52	8,899	102,502	3.36%	3.36%	4.02%
	2022		0.65%	0.65%	11.14	11.14	8,899	99,173	-10.34%	-10.34%	1.49%
	2021	5/19/2021	0.65%	0.65%	12.43	12.43	8,536	106,098	0.18%	0.18%	0.72%

American Funds® IS American Funds Mortgage Fund - Class 4	2025		0.95%	1.50%	10.04	10.64	35,586	373,231	6.71%	7.30%	4.80%
	2024		0.95%	1.50%	9.41	9.92	29,391	286,706	-1.15%	-0.60%	4.37%
	2023		0.95%	1.50%	9.52	9.98	30,229	297,108	1.97%	2.53%	2.84%
	2022		0.50%	1.50%	9.34	10.07	48,967	478,731	-11.50%	-10.61%	1.69%
	2021		0.50%	1.50%	10.55	10.94	55,468	613,286	-2.26%	-1.72%	0.33%

American Funds® IS Asset Allocation Fund - Class 1	2025		0.65%	0.65%	35.39	35.39	233	8,258	15.40%	15.40%	2.26%
	2024		0.65%	0.65%	30.67	30.67	242	7,422	15.98%	15.98%	2.42%
	2023		0.65%	0.65%	26.44	26.44	249	6,586	13.81%	13.81%	2.50%
	2022		0.65%	0.65%	23.23	23.23	246	5,712	-13.76%	-13.76%	2.10%
	2021		0.65%	0.65%	26.94	26.94	261	7,024	14.67%	14.67%	1.78%

American Funds® IS Asset Allocation Fund - Class 4	2025		0.50%	1.65%	17.48	24.34	1,157,162	21,970,159	13.70%	15.01%	1.82%
	2024		0.50%	1.65%	15.33	21.17	1,191,082	20,061,093	14.21%	15.53%	1.94%
	2023		0.50%	1.65%	13.38	18.32	1,256,975	18,851,897	12.16%	13.46%	2.08%
	2022		0.50%	1.65%	11.89	16.15	1,182,637	15,887,052	-15.08%	-14.09%	1.73%
	2021		0.50%	1.65%	13.96	18.80	1,050,974	16,947,189	12.96%	14.27%	1.36%

American Funds® IS Capital Income Builder - Class 1	2025		0.65%	0.65%	19.43	19.43	59	1,155	19.91%	19.91%	2.56%
	2024		0.65%	0.65%	16.20	16.20	244	3,955	9.74%	9.74%	3.25%
	2023		0.65%	0.65%	14.77	14.77	466	6,887	8.57%	8.57%	2.95%
	2022		0.65%	0.65%	13.60	13.60	725	9,859	-7.50%	-7.50%	2.87%
	2021		0.65%	0.65%	14.70	14.70	979	14,391	14.56%	14.56%	2.87%

American Funds® IS Capital Income Builder - Class 4	2025		0.95%	1.65%	15.87	17.40	278,110	4,611,535	18.19%	19.02%	2.84%
	2024		0.95%	1.65%	13.39	14.64	235,376	3,282,362	8.13%	8.89%	3.16%
	2023		0.95%	1.65%	12.34	13.47	249,387	3,200,165	6.98%	7.73%	2.93%
	2022		0.95%	1.65%	11.50	12.52	181,217	2,175,469	-8.89%	-8.25%	2.55%
	2021		0.95%	1.65%	12.59	13.67	164,932	2,175,529	12.80%	13.60%	2.59%

American Funds® IS Capital World Bond Fund - Class 1	2025		0.65%	0.65%	10.83	10.83	654	7,083	8.84%	8.84%	3.26%
	2024		0.65%	0.65%	9.95	9.95	657	6,538	-3.39%	-3.39%	2.67%
	2023		0.65%	0.65%	10.30	10.30	579	5,967	5.70%	5.70%	0.00%
	2022		0.65%	0.65%	9.75	9.75	547	5,333	-17.97%	-17.97%	0.29%
	2021		0.65%	0.65%	11.88	11.88	518	6,151	-5.35%	-5.35%	0.31%

American Funds® IS Capital World Growth and Income Fund - Class 1	2025		0.65%	0.65%	37.05	37.05	193	7,149	24.35%	24.35%	0.64%
	2024		0.65%	0.65%	29.79	29.79	2,981	88,802	13.50%	13.50%	1.92%
	2023		0.65%	0.65%	26.25	26.25	3,122	81,938	20.43%	20.43%	2.12%
	2022		0.65%	0.65%	21.80	21.80	3,122	68,042	-17.67%	-17.67%	2.79%
	2021		0.65%	0.65%	26.47	26.47	2,525	66,839	14.28%	14.28%	1.96%

American Funds® IS Global Growth Fund - Class 2	2025		0.75%	3.15%	17.53	66.84	178,846	9,773,728	17.86%	20.72%	1.36%
	2024		0.75%	3.15%	14.77	55.65	203,510	9,445,742	10.16%	12.83%	1.54%
	2023		0.75%	3.15%	24.64	49.56	217,415	9,029,595	18.80%	21.69%	0.89%
	2022		0.75%	3.15%	20.74	40.93	239,302	8,375,192	-27.08%	-25.30%	0.66%
	2021		0.75%	3.15%	28.45	55.07	256,489	12,126,577	12.81%	15.55%	0.33%

American Funds® IS Global Growth Fund - Class 4	2025		0.10%	1.65%	20.11	31.72	398,336	10,214,128	19.36%	21.22%	1.28%
	2024		0.10%	1.65%	16.80	26.27	365,948	7,961,265	11.53%	13.28%	1.40%
	2023		0.10%	1.65%	15.02	22.22	373,403	7,245,190	20.29%	22.17%	0.70%
	2022		0.10%	1.65%	12.45	18.37	379,445	6,063,882	-26.15%	-24.99%	0.47%
	2021		0.10%	1.65%	16.81	24.74	295,553	6,684,150	14.24%	15.16%	0.21%

American Funds® IS Global Small Capitalization Fund - Class 1	2025		0.65%	0.65%	38.88	38.88	1,985	77,175	14.15%	14.15%	0.54%
	2024		0.65%	0.65%	34.06	34.06	1,985	67,608	1.93%	1.93%	1.24%
	2023		0.65%	0.65%	33.42	33.42	1,985	66,330	15.70%	15.70%	0.49%
	2022		0.65%	0.65%	28.88	28.88	1,985	57,328	-29.83%	-29.83%	0.00%
	2021		0.65%	0.65%	41.16	41.16	1,887	77,681	6.28%	6.28%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 2	2025		0.65%	3.20%	11.90	59.38	154,571	5,359,843	11.03%	13.90%	0.34%
	2024		0.65%	2.80%	10.96	52.63	170,669	5,298,259	-0.49%	1.67%	1.06%
	2023		0.65%	2.85%	11.38	52.26	186,331	5,761,797	12.91%	15.42%	0.26%
	2022		0.65%	3.00%	15.52	45.71	201,187	5,488,299	-31.64%	-30.01%	0.00%
	2021		0.65%	3.00%	22.70	65.94	203,356	8,132,210	3.58%	6.05%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 4	2025		0.10%	1.65%	13.13	19.36	255,864	3,129,032	12.46%	14.21%	0.29%
	2024		0.10%	1.65%	11.64	16.95	54,525	762,825	0.45%	2.02%	0.87%
	2023		0.10%	1.65%	11.55	16.62	69,212	992,567	13.89%	15.67%	0.03%
	2022		0.10%	1.65%	10.11	14.37	57,234	716,309	-30.84%	-29.76%	0.00%
	2021		0.10%	1.65%	14.79	20.45	49,975	906,053	4.84%	6.32%	0.00%

American Funds® IS Growth Fund - Class 1	2025		0.65%	0.65%	123.72	123.72	133	16,452	19.78%	19.78%	0.24%
	2024		0.65%	0.65%	103.29	103.29	143	14,808	31.14%	31.14%	0.56%
	2023		0.65%	0.65%	78.76	78.76	170	13,382	37.96%	37.96%	0.59%
	2022		0.65%	0.65%	57.09	57.09	192	10,973	-30.23%	-30.23%	0.61%
	2021		0.65%	0.65%	81.83	81.83	170	13,934	21.50%	21.50%	0.06%

American Funds® IS Growth Fund - Class 2	2025		0.65%	3.20%	19.61	134.20	596,586	58,212,379	16.44%	19.45%	0.16%
	2024		0.65%	3.15%	16.73	113.42	701,009	57,998,455	27.55%	30.77%	0.33%
	2023		0.65%	3.15%	13.04	87.56	791,705	50,768,903	34.19%	37.59%	0.36%
	2022		0.65%	3.15%	29.25	64.25	876,247	41,891,400	-32.11%	-30.39%	0.31%
	2021		0.65%	3.15%	43.08	93.18	955,804	66,337,194	18.16%	21.20%	0.21%

American Funds® IS Growth Fund - Class 4	2025		0.10%	1.65%	30.36	53.73	1,013,624	35,694,485	17.97%	19.81%	0.13%
	2024		0.10%	1.65%	25.66	45.03	893,684	27,156,210	29.15%	31.16%	0.17%
	2023		0.10%	1.65%	19.81	36.14	827,215	19,952,403	35.88%	38.00%	0.17%
	2022		0.10%	1.65%	14.53	26.24	739,321	13,074,717	-31.26%	-30.18%	0.11%
	2021		0.10%	1.65%	21.08	37.66	564,798	15,528,244	19.69%	21.56%	0.06%

American Funds® IS Growth-Income Fund - Class 1	2025		0.65%	1.65%	56.85	82.08	4,706	374,676	16.43%	17.60%	1.17%
	2024		0.65%	1.65%	48.83	69.79	4,751	321,011	22.51%	23.73%	1.35%
	2023		0.65%	1.65%	39.86	56.41	4,864	264,129	24.39%	25.65%	1.62%
	2022		0.65%	1.65%	32.04	44.89	4,991	214,490	-17.66%	-16.83%	1.56%
	2021		0.65%	1.65%	38.92	53.98	4,847	250,044	22.38%	23.61%	1.13%

American Funds® IS Growth-Income Fund - Class 2	2025		0.65%	3.15%	19.91	81.46	876,167	53,098,603	14.41%	17.30%	0.90%
	2024		0.65%	3.15%	17.37	70.11	1,020,392	53,592,386	20.37%	23.42%	1.09%
	2023		0.65%	3.15%	14.69	57.35	1,128,531	48,700,154	22.23%	25.32%	1.36%
	2022		0.65%	3.15%	16.53	46.20	1,238,730	43,433,150	-19.09%	-17.03%	1.24%
	2021		0.65%	3.15%	20.38	56.22	1,410,352	60,141,179	20.26%	23.29%	1.11%

American Funds® IS Growth-Income Fund - Class 4	2025		0.10%	1.65%	22.59	35.82	557,951	14,383,065	15.84%	17.65%	0.77%
	2024		0.10%	1.65%	19.44	30.57	509,312	11,671,587	21.89%	23.79%	0.95%
	2023		0.10%	1.65%	15.90	24.79	502,450	9,532,549	23.77%	25.70%	1.22%
	2022		0.10%	1.65%	12.81	19.31	488,250	7,585,110	-18.07%	-16.79%	1.15%
	2021		0.10%	1.65%	15.59	23.44	398,974	7,941,692	21.77%	23.68%	0.99%

American Funds® IS International Fund - Class 1	2025		0.65%	1.65%	21.60	28.94	5,408	143,475	24.97%	26.22%	1.61%
	2024		0.65%	1.65%	17.28	22.93	4,275	86,360	1.71%	2.73%	1.44%
	2023		0.65%	1.65%	16.99	22.32	4,463	88,359	14.22%	15.37%	1.55%
	2022		0.65%	1.65%	14.88	19.35	4,766	81,872	-21.87%	-21.09%	2.03%
	2021		0.65%	1.65%	19.04	24.51	4,473	97,225	-2.85%	-1.87%	2.74%

American Funds® IS International Fund - Class 2	2025		0.75%	3.20%	12.37	42.16	453,250	12,757,110	22.78%	25.82%	1.28%
	2024		0.75%	3.20%	10.30	33.79	535,266	12,129,424	-0.09%	2.39%	1.16%
	2023		0.75%	3.20%	10.64	33.28	572,293	12,835,527	12.20%	14.98%	1.29%
	2022		0.65%	3.20%	9.45	29.20	634,398	12,554,134	-23.29%	-21.30%	1.71%
	2021		0.65%	3.20%	12.29	37.45	673,257	17,098,918	-4.60%	-2.12%	2.37%

American Funds® IS International Fund - Class 4	2025		0.10%	1.65%	12.25	18.19	378,005	5,349,966	24.34%	26.28%	1.23%
	2024		0.85%	1.65%	9.82	12.33	359,497	4,031,063	1.25%	2.06%	1.00%
	2023		0.85%	1.65%	9.67	12.11	366,311	4,075,232	13.67%	14.58%	1.10%
	2022		0.85%	1.65%	8.48	10.60	370,008	3,611,600	-22.32%	-21.69%	1.59%
	2021		0.85%	1.65%	10.89	13.57	328,156	4,172,645	-3.32%	-2.55%	2.42%

American Funds® IS International Growth and Income Fund - Class 1	2025		0.65%	0.65%	22.36	22.36	11,490	256,958	34.95%	34.95%	2.80%
	2024		0.65%	0.65%	16.57	16.57	11,490	190,412	2.97%	2.97%	2.71%
	2023		0.65%	0.65%	16.09	16.09	11,490	184,915	15.33%	15.33%	2.72%
	2022		0.65%	0.65%	13.95	13.95	11,490	160,338	-15.56%	-15.56%	3.01%
	2021		0.65%	0.65%	16.52	16.52	10,973	181,319	4.96%	4.96%	2.98%

American Funds® IS Managed Risk Asset Allocation Fund - Class P2	2025		1.30%	2.90%	14.46	21.16	507,478	10,582,455	8.48%	10.23%	2.61%
	2024		1.30%	2.90%	13.33	19.20	636,729	12,047,414	11.35%	13.15%	1.94%
	2023		1.30%	2.90%	11.97	16.97	758,753	12,689,570	7.08%	8.81%	1.84%
	2022		1.30%	2.90%	11.18	15.59	909,156	13,986,757	-16.43%	-15.08%	2.17%
	2021		1.30%	2.90%	13.38	18.36	995,032	18,051,433	9.29%	11.05%	1.36%

American Funds® IS New World Fund - Class 1	2025		0.65%	1.65%	19.80	22.92	3,719	83,392	26.50%	27.77%	1.38%
	2024		0.65%	1.65%	15.65	17.94	3,888	68,129	5.11%	6.16%	1.64%
	2023		0.65%	1.65%	14.89	16.89	3,912	64,605	14.32%	15.47%	1.70%
	2022		0.65%	1.65%	13.02	14.63	3,961	56,649	-23.14%	-22.37%	1.62%
	2021		0.65%	1.65%	16.95	18.85	3,646	67,226	3.44%	4.48%	1.11%

American Funds® IS New World Fund - Class 4	2025		0.10%	1.65%	15.53	21.78	197,091	3,290,971	25.83%	27.80%	0.92%
	2024		0.10%	1.65%	12.31	17.04	216,400	2,876,396	4.59%	6.23%	1.17%
	2023		0.10%	1.65%	11.73	16.04	212,071	2,699,295	13.78%	15.55%	1.19%
	2022		0.10%	1.65%	10.28	13.88	223,645	2,528,253	-23.53%	-22.33%	1.12%
	2021		0.10%	1.65%	13.40	16.68	205,935	3,043,295	2.92%	4.32%	0.69%

American Funds® IS The Bond Fund of America - Class 1	2025		0.65%	0.65%	13.41	13.41	5,542	74,305	6.71%	6.71%	4.72%
	2024		0.65%	0.65%	12.57	12.57	4,310	54,156	0.84%	0.84%	4.47%
	2023		0.65%	0.65%	12.46	12.46	3,960	49,344	4.52%	4.52%	3.86%
	2022		0.65%	0.65%	11.92	11.92	3,537	42,165	-12.83%	-12.83%	3.39%
	2021		0.65%	0.65%	13.68	13.68	3,032	41,471	-0.79%	-0.79%	1.84%

American Funds® IS Washington Mutual Investors Fund - Class 1	2025		1.65%	1.65%	41.89	41.89	2,074	86,881	15.58%	15.58%	1.62%
	2024		1.65%	1.65%	36.25	36.25	2,275	82,475	17.45%	17.45%	1.75%
	2023		1.65%	1.65%	30.86	30.86	2,659	82,058	15.73%	15.73%	2.04%
	2022		1.65%	1.65%	26.67	26.67	2,976	79,366	-9.78%	-9.78%	2.04%
	2021		1.65%	1.65%	29.56	29.56	3,385	100,050	26.02%	26.02%	1.60%

American Funds® IS Washington Mutual Investors Fund - Class 4	2025		0.10%	1.65%	20.34	29.30	406,094	8,950,805	14.99%	16.78%	1.35%
	2024		0.10%	1.65%	17.64	25.34	367,430	7,020,702	16.91%	18.73%	1.45%
	2023		0.10%	1.65%	15.04	21.56	353,359	5,785,444	15.06%	16.85%	1.71%
	2022		0.10%	1.65%	13.03	18.63	359,858	5,153,809	-10.18%	-8.78%	2.13%
	2021		0.10%	1.65%	14.68	20.63	157,210	2,790,711	25.43%	27.38%	1.46%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.65%	0.65%	24.57	24.57	1,501	36,872	5.98%	5.98%	0.89%

BlackRock Global Allocation V.I. Fund - Class III	2021		0.30%	3.20%	14.51	23.86	2,550,010	53,197,734	3.06%	6.10%	0.81%

ClearBridge Variable Growth Portfolio - Class II	2025		0.95%	1.50%	15.04	19.41	95,485	1,672,641	11.42%	12.03%	0.00%
	2024		0.95%	1.50%	13.47	17.35	62,778	944,681	10.75%	11.36%	0.11%
	2023		0.95%	1.50%	12.42	15.61	72,170	1,003,079	22.29%	22.96%	0.07%
	2022		0.95%	1.50%	10.10	12.71	58,038	688,277	-27.68%	-27.28%	0.00%
	2021		0.95%	1.50%	13.90	17.51	51,324	859,845	8.40%	9.00%	0.16%

ClearBridge Variable Large Cap Growth Portfolio - Class II	2025		0.10%	3.25%	23.52	31.66	944,886	26,471,733	4.89%	8.24%	0.00%
	2024		0.30%	3.25%	22.59	28.81	942,653	24,688,325	23.49%	27.18%	0.00%
	2023		0.30%	3.25%	17.88	22.65	1,223,847	25,591,360	39.08%	43.23%	0.00%
	2022		0.50%	3.25%	12.56	15.64	1,013,294	14,933,464	-34.58%	-32.75%	0.00%
	2021		0.50%	3.25%	18.77	22.62	926,174	20,505,236	17.74%	20.48%	0.00%

ClearBridge Variable Mid Cap Portfolio - Class II	2025		0.20%	2.65%	16.05	19.79	235,048	4,316,030	1.36%	3.87%	0.01%
	2024		0.20%	2.65%	15.83	19.18	244,348	4,378,956	6.86%	9.52%	0.37%
	2023		0.20%	2.65%	14.82	17.71	249,189	4,133,983	9.67%	12.40%	0.02%
	2022		0.55%	2.65%	13.23	15.79	224,331	3,358,164	-27.46%	-25.91%	0.10%
	2021		0.55%	2.65%	17.86	21.37	199,736	4,064,798	25.03%	27.68%	0.03%

Columbia VP Commodity Strategy Fund - Class 2	2025		0.10%	1.50%	15.11	17.18	34,142	553,018	13.59%	15.19%	8.15%
	2024		0.10%	1.50%	13.31	14.91	31,080	440,209	5.50%	6.99%	2.57%
	2023		0.10%	1.35%	12.98	13.94	63,524	851,124	-8.38%	-7.23%	22.67%
	2022		0.10%	1.10%	14.13	15.03	55,848	814,671	17.40%	18.58%	28.93%
	2021		0.10%	1.10%	12.04	12.04	16,106	202,517	30.57%	30.57%	0.00%

Columbia VP Emerging Markets Bond Fund - Class 2	2025		0.10%	1.65%	11.15	12.85	18,664	222,355	10.81%	12.54%	5.21%
	2024		0.10%	1.65%	10.07	11.42	17,113	182,936	4.40%	6.03%	4.95%
	2023		0.10%	1.65%	9.64	10.77	16,737	169,877	8.22%	9.91%	5.10%
	2022		0.10%	1.65%	8.91	9.80	26,517	247,725	-17.53%	-16.24%	3.68%
	2021		0.10%	1.65%	10.80	11.70	56,150	645,201	-4.05%	-2.55%	3.74%

Columbia VP Strategic Income Fund - Class 2	2025		0.10%	1.35%	11.74	13.47	50,214	606,523	5.73%	7.06%	4.29%
	2024		0.95%	1.65%	11.09	11.60	54,204	616,773	2.80%	3.52%	4.85%
	2023		0.95%	1.65%	10.77	11.23	97,666	1,096,572	7.42%	8.17%	2.79%
	2022		0.95%	1.65%	10.05	10.39	68,828	701,284	-12.97%	-12.35%	2.23%
	2021		0.95%	1.65%	11.54	11.88	106,681	1,243,477	-0.04%	0.67%	4.09%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2025		0.65%	0.65%	19.71	19.71	283	5,577	9.78%	9.78%	4.34%
	2024		0.65%	0.65%	17.95	17.95	424	7,606	4.95%	4.95%	3.85%
	2023		0.65%	0.65%	17.10	17.10	575	9,833	5.50%	5.50%	7.10%
	2022		0.65%	0.65%	16.21	16.21	756	12,261	-8.02%	-8.02%	7.74%
	2021		0.65%	0.65%	17.63	17.63	963	16,977	12.01%	12.01%	2.10%

DWS Alternative Asset Allocation VIP Portfolio - Class B	2025		0.20%	2.95%	11.13	17.37	180,464	2,868,289	6.84%	9.81%	3.66%
	2024		0.20%	2.95%	10.42	15.96	208,076	3,047,950	2.24%	5.09%	3.38%
	2023		0.20%	2.95%	10.18	15.33	214,920	3,044,664	2.60%	5.46%	6.37%
	2022		0.20%	2.95%	9.92	14.67	232,309	3,163,957	-10.42%	-7.92%	7.16%
	2021		0.20%	2.95%	11.07	16.07	257,251	3,901,119	9.08%	12.12%	1.68%

DWS Equity 500 Index VIP Portfolio - Class A	2025		1.25%	1.70%	66.12	82.28	10,789	789,526	15.65%	16.17%	1.08%
	2024		1.25%	1.70%	44.27	71.07	13,416	817,657	22.53%	23.08%	1.21%
	2023		1.25%	1.70%	36.02	57.95	13,746	684,023	23.88%	24.44%	1.37%
	2022		1.25%	1.70%	28.99	46.73	15,146	603,721	-19.72%	-19.35%	1.21%
	2021		1.25%	1.70%	36.00	58.15	18,543	889,729	26.24%	26.80%	1.44%

DWS Small Cap Index VIP Portfolio - Class A	2025		1.25%	1.70%	52.30	62.88	4,886	284,532	10.74%	11.24%	1.34%
	2024		1.25%	1.70%	47.23	56.72	5,273	276,154	9.28%	9.77%	1.16%
	2023		1.25%	1.70%	43.22	51.85	5,429	259,974	14.79%	15.31%	1.12%
	2022		1.25%	1.70%	37.65	45.13	6,594	274,878	-21.98%	-21.62%	0.89%
	2021		1.25%	1.70%	48.25	57.78	7,567	400,122	12.57%	13.08%	0.82%

Eaton Vance VT Floating-Rate Income Fund - Initial Class	2025		0.10%	1.65%	12.13	14.35	201,679	2,629,062	2.25%	3.85%	6.73%
	2024		0.10%	1.65%	11.83	13.88	229,843	2,888,795	5.92%	7.57%	7.94%
	2023		0.10%	1.65%	11.13	12.95	323,273	3,926,909	9.39%	11.10%	8.25%
	2022		0.10%	1.65%	10.15	11.70	156,442	1,711,736	-4.33%	-2.84%	4.91%
	2021		0.10%	1.65%	10.73	11.58	99,487	1,132,757	1.90%	2.62%	2.87%

Fidelity® VIP Balanced Portfolio - Service Class 2	2025		0.30%	2.70%	17.83	20.91	3,102,857	60,281,333	11.90%	14.61%	1.60%
	2024		0.30%	2.70%	15.94	18.24	3,215,221	55,082,921	12.55%	15.28%	1.70%
	2023		0.10%	2.65%	14.19	15.97	2,968,071	44,572,810	18.07%	21.11%	1.61%
	2022		0.10%	2.65%	12.02	13.19	2,545,936	32,004,761	-20.33%	-18.27%	1.09%
	2021		0.10%	2.65%	15.09	16.14	2,112,530	32,931,169	14.91%	17.89%	0.89%

Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.05%
	2024	2/15/2024	0.95%	0.95%	13.65	13.65	5,291	72,238	20.47%	20.47%	0.00%

Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2025		0.95%	1.50%	9.77	9.89	4,382	43,121	-4.67%	-4.14%	2.00%
	2024		1.50%	1.50%	10.24	10.24	3,997	41,107	3.72%	3.72%	3.33%
	2023	9/20/2023	1.50%	1.50%	9.88	9.88	1,999	19,746	0.09%	0.09%	1.65%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2025		0.20%	3.25%	22.42	104.00	1,775,278	123,400,182	17.32%	20.95%	0.00%
	2024		0.20%	3.25%	18.56	86.89	1,815,566	110,050,104	29.18%	33.18%	0.03%
	2023		0.20%	3.25%	14.31	65.93	1,842,234	85,893,645	28.86%	32.86%	0.26%
	2022		0.30%	3.25%	16.16	50.15	1,920,438	68,973,479	-28.84%	-26.71%	0.27%
	2021		0.30%	3.25%	22.68	69.08	1,877,393	93,993,191	23.44%	26.69%	0.03%

Fidelity® VIP Financials Portfolio - Service Class 2	2025		0.95%	0.95%	17.21	17.21	8,950	154,001	13.80%	13.80%	1.60%
	2024	2/28/2024	0.95%	0.95%	15.12	15.12	6,476	97,916	25.89%	25.89%	5.83%

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2025		0.95%	2.65%	14.93	17.07	117,812	1,965,210	11.05%	12.95%	2.49%
	2024		0.95%	2.65%	13.27	15.17	133,871	1,988,880	5.55%	7.36%	2.18%
	2023		0.95%	2.65%	12.41	14.38	144,224	2,008,284	9.71%	11.59%	2.29%
	2022		0.95%	3.05%	11.17	12.91	162,400	2,034,995	-16.62%	-14.85%	1.94%
	2021		0.95%	3.05%	13.36	15.18	159,957	2,370,536	6.58%	8.84%	1.01%

Fidelity® VIP Growth Portfolio - Initial Class	2025		1.40%	1.40%	58.90	58.90	5,921	348,732	13.30%	13.30%	0.30%
	2024		1.40%	1.40%	51.99	51.99	5,939	308,723	28.58%	28.58%	0.00%
	2023		1.40%	1.40%	40.43	40.43	5,949	240,541	34.34%	34.34%	0.10%
	2022		1.40%	1.40%	30.10	30.10	9,188	276,510	-25.51%	-25.51%	0.66%
	2021		1.40%	1.40%	40.40	40.40	10,917	441,064	21.50%	21.50%	0.00%

Fidelity® VIP Growth Portfolio - Service Class 2	2025		0.20%	2.90%	26.05	104.08	619,720	41,639,379	11.34%	14.36%	0.05%
	2024		0.20%	2.90%	23.27	92.28	666,127	39,715,794	26.36%	29.84%	0.00%
	2023		0.50%	2.90%	18.32	72.09	626,868	29,389,723	32.01%	35.21%	0.00%
	2022		0.50%	2.90%	21.61	53.90	595,216	20,420,518	-26.80%	-25.02%	0.32%
	2021		0.50%	2.90%	29.07	72.69	497,375	24,129,265	19.38%	21.96%	0.00%

Fidelity® VIP Mid Cap Portfolio - Service Class 2	2025		0.10%	3.25%	17.10	49.03	1,161,725	47,452,963	7.92%	11.38%	0.25%
	2024		0.10%	3.25%	17.65	44.53	1,197,703	45,140,757	13.43%	17.06%	0.34%
	2023		0.10%	3.25%	15.54	38.48	1,260,033	42,039,254	11.13%	14.69%	0.39%
	2022		0.10%	3.25%	13.96	33.94	1,291,430	38,383,538	-17.69%	-15.05%	0.27%
	2021		0.10%	3.25%	16.93	40.42	1,298,172	46,810,745	21.30%	25.18%	0.36%

Fidelity® VIP Strategic Income Portfolio - Service Class 2	2025		0.10%	1.65%	12.03	14.01	394,642	4,989,749	6.80%	8.47%	3.88%
	2024		0.10%	1.65%	11.23	12.92	320,752	3,802,413	4.05%	5.67%	4.21%
	2023		0.10%	1.65%	10.76	12.22	212,937	2,394,387	7.39%	9.07%	4.08%
	2022		0.10%	1.65%	9.99	11.27	250,306	2,625,895	-12.97%	-11.61%	3.48%
	2021		0.10%	1.65%	11.44	12.68	217,586	2,633,217	1.84%	3.43%	2.92%

Fidelity® VIP Technology Portfolio - Service Class 2	2025		0.95%	1.35%	17.85	18.02	613,122	10,957,468	21.43%	21.91%	0.00%
	2024	1/25/2024	0.95%	1.35%	14.70	14.78	626,921	9,218,420	6.78%	26.50%	0.00%
	2023	11/14/2023	0.10%	0.10%	11.06	11.06	4,837	53,514	6.10%	6.10%	0.12%

First Trust Capital Strength Hedged Equity Portfolio - Class I	2025		1.30%	1.70%	9.44	9.53	113,282	1,076,554	-3.90%	-3.52%	0.43%
	2024		1.30%	1.30%	9.88	9.88	54,658	537,224	1.10%	1.10%	1.22%
	2023	11/6/2023	1.30%	1.30%	9.77	9.77	3,510	34,306	0.02%	0.02%	0.32%

First Trust Capital Strength Portfolio - Class I	2025		0.10%	3.05%	14.17	16.74	396,836	6,217,698	2.53%	5.59%	0.55%
	2024		0.10%	3.05%	13.83	15.85	304,313	4,559,178	7.09%	10.29%	0.77%
	2023		0.95%	1.70%	13.56	13.94	250,923	3,452,484	5.94%	6.73%	1.07%
	2022		0.95%	1.70%	12.80	13.06	150,071	1,944,405	-12.19%	-11.53%	0.71%
	2021		0.95%	1.70%	14.61	14.68	89,667	1,316,553	23.37%	23.74%	0.68%

First Trust Dorsey Wright Tactical Core Portfolio - Class I	2025		0.95%	1.50%	13.76	16.50	58,462	838,382	8.06%	8.66%	0.92%
	2024		0.95%	1.65%	12.71	15.23	61,350	812,355	10.69%	11.47%	0.79%
	2023		0.95%	1.65%	11.45	13.87	88,987	1,113,666	9.46%	10.23%	2.08%
	2022		0.95%	1.65%	10.43	12.60	91,005	1,033,702	-18.41%	-17.84%	1.54%
	2021		0.95%	1.65%	12.93	15.36	94,906	1,315,985	12.01%	12.79%	0.47%

First Trust Growth Strength Portfolio - Class I	2025		0.95%	1.70%	15.65	15.96	73,426	1,160,268	9.87%	10.70%	0.00%
	2024		0.95%	1.55%	14.28	14.42	57,034	816,427	13.36%	14.04%	0.00%
	2023	6/6/2023	0.95%	1.55%	12.60	12.64	24,850	313,923	11.30%	19.40%	0.10%

First Trust International Developed Capital Strength Portfolio - Class I	2025		0.95%	1.70%	12.28	17.15	108,178	1,764,251	17.52%	18.40%	1.63%
	2024		0.95%	1.55%	10.43	14.48	74,873	1,046,977	0.20%	0.80%	1.65%
	2023		0.95%	1.35%	14.16	14.37	21,101	278,225	15.33%	15.80%	0.72%
	2022		0.95%	1.35%	12.27	12.41	14,043	174,143	-20.46%	-20.14%	0.90%
	2021	1/11/2021	0.95%	1.35%	15.43	15.54	3,181	49,355	10.60%	16.13%	0.91%

First Trust Multi Income Allocation Portfolio - Class I	2025		0.95%	1.50%	14.07	15.74	25,838	386,379	6.11%	6.69%	3.25%
	2024		0.95%	1.50%	13.24	14.78	33,680	477,515	8.34%	8.94%	4.96%
	2023		0.95%	1.50%	12.21	13.58	35,243	459,392	7.32%	7.91%	3.40%
	2022		0.95%	1.50%	11.36	12.61	37,963	459,093	-8.90%	-8.40%	3.13%
	2021		0.95%	1.50%	12.45	13.78	31,826	426,743	11.01%	11.62%	2.14%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2025		0.20%	2.65%	13.72	17.96	652,185	10,177,527	2.55%	5.09%	2.32%
	2024		0.20%	2.65%	13.20	17.24	754,789	11,351,747	3.24%	5.80%	2.32%
	2023		0.20%	2.65%	12.62	16.44	863,517	12,185,291	7.62%	10.29%	2.14%
	2022		0.20%	3.05%	11.58	15.04	1,055,842	13,461,438	-14.84%	-12.38%	1.50%
	2021		0.20%	3.05%	13.37	17.32	1,076,672	17,247,178	8.88%	12.02%	0.95%

Franklin Allocation VIP Fund - Class 4	2025		0.80%	2.65%	13.24	16.18	206,843	2,998,190	9.59%	11.63%	1.77%
	2024		0.80%	2.65%	12.08	14.53	214,888	2,799,703	6.04%	8.02%	1.86%
	2023		0.80%	2.65%	11.40	13.50	213,717	2,589,031	11.63%	13.71%	1.22%
	2022		0.95%	2.65%	10.21	11.90	131,695	1,422,230	-18.39%	-16.99%	1.45%
	2021		0.95%	2.65%	12.51	14.36	62,043	838,885	8.62%	10.48%	1.50%

Franklin Income VIP Fund - Class 2	2025		0.75%	3.25%	12.63	25.57	660,253	15,275,094	8.96%	11.72%	5.17%
	2024		0.75%	3.25%	11.74	23.01	776,796	16,344,715	3.78%	6.40%	5.21%
	2023		0.75%	3.25%	12.59	21.73	891,701	17,918,192	5.15%	7.81%	5.05%
	2022		0.60%	3.25%	12.08	20.26	1,038,898	19,630,722	-8.50%	-6.04%	4.80%
	2021		0.60%	3.25%	13.20	21.70	1,196,878	24,293,855	13.02%	16.05%	4.71%

Franklin Income VIP Fund - Class 4	2025		0.30%	3.00%	13.97	17.89	971,045	15,308,897	9.11%	12.10%	4.79%
	2024		0.30%	3.00%	12.81	15.96	989,348	14,077,798	3.91%	6.76%	5.02%
	2023		0.30%	3.00%	12.29	14.95	1,012,316	13,662,769	5.34%	8.22%	4.72%
	2022		0.30%	3.05%	11.48	13.81	833,196	10,553,816	-8.43%	-5.88%	4.66%
	2021		0.30%	3.05%	12.32	14.68	724,616	9,882,548	13.09%	16.24%	4.33%

Franklin Multi-Asset Variable Conservative Growth - Class II	2025		1.30%	3.25%	13.77	16.30	81,590	1,308,498	8.91%	11.05%	2.42%
	2024		1.30%	3.25%	12.65	14.67	88,652	1,279,681	8.01%	10.13%	2.13%
	2023		1.30%	3.25%	11.71	13.32	115,258	1,517,251	10.62%	12.80%	2.17%
	2022		1.30%	3.25%	10.58	11.81	113,178	1,321,392	-17.07%	-15.44%	1.92%
	2021		1.30%	3.25%	12.76	13.97	107,379	1,459,851	7.57%	9.69%	3.31%

Franklin Mutual Shares VIP Fund - Class 2	2025		0.65%	2.95%	13.68	29.27	405,619	9,318,669	8.28%	10.80%	1.98%
	2024		0.65%	2.95%	12.64	26.46	465,360	9,773,438	8.04%	10.55%	1.94%
	2023		0.65%	2.95%	12.17	23.97	536,060	10,350,639	10.17%	12.73%	1.84%
	2022		0.65%	2.95%	13.83	21.29	604,346	10,483,759	-10.12%	-8.03%	1.77%
	2021		0.65%	2.95%	15.36	23.19	711,992	13,578,912	15.71%	18.40%	2.83%

Franklin Mutual Shares VIP Fund - Class 4	2025		0.10%	3.10%	14.14	18.60	255,941	4,219,721	8.05%	11.34%	1.92%
	2024		0.10%	3.10%	13.08	16.71	277,895	4,171,093	7.77%	11.05%	1.84%
	2023		0.10%	3.10%	12.14	15.04	295,197	4,045,381	9.85%	13.20%	1.78%
	2022		0.10%	3.10%	11.05	13.29	289,359	3,548,260	-10.29%	-7.56%	1.81%
	2021		0.10%	3.10%	12.12	14.38	289,598	3,890,811	15.43%	18.94%	2.84%

Franklin Rising Dividends VIP Fund - Class 4	2025		0.10%	1.65%	19.98	30.08	176,833	3,865,972	9.84%	11.55%	0.74%
	2024		0.10%	1.65%	18.13	27.07	153,079	3,065,413	8.87%	10.58%	0.93%
	2023		0.10%	1.65%	16.60	24.58	147,229	2,717,488	10.15%	11.87%	0.86%
	2022		0.95%	1.50%	15.03	20.84	120,482	2,053,335	-12.01%	-11.52%	0.81%
	2021		0.95%	1.50%	17.05	23.59	78,151	1,575,283	24.74%	25.43%	0.73%

Franklin Small Cap Value VIP Fund - Class 4	2025		0.10%	1.65%	15.63	22.36	67,732	1,147,431	5.73%	7.38%	0.87%
	2024		0.10%	1.65%	14.74	20.91	56,892	930,492	9.78%	11.49%	0.80%
	2023		0.10%	1.65%	13.39	18.83	97,832	1,441,557	10.83%	12.56%	0.39%
	2022		0.95%	1.65%	12.27	15.59	57,348	765,437	-11.58%	-10.96%	1.03%
	2021		0.95%	1.65%	13.78	17.53	68,214	1,027,800	23.12%	23.99%	0.68%

Franklin Small-Mid Cap Growth VIP Fund - Class 4	2025		0.10%	1.65%	17.14	24.96	44,684	882,405	0.73%	2.30%	0.00%
	2024		0.10%	1.65%	16.96	24.40	42,655	848,838	9.07%	10.78%	0.00%
	2023		0.10%	1.65%	15.50	22.03	45,293	859,485	24.63%	26.57%	0.00%
	2022		0.10%	1.65%	12.40	17.40	49,193	737,271	-34.85%	-33.83%	0.00%
	2021		0.10%	1.65%	19.26	26.30	37,923	896,374	8.06%	9.75%	0.00%

Goldman Sachs VIT Government Money Market Fund - Service Shares	2025		1.10%	1.50%	10.14	10.62	13,943	146,641	2.40%	2.81%	3.87%
	2024		1.10%	1.50%	9.90	10.33	13,724	140,458	3.33%	3.75%	4.80%
	2023		1.10%	1.50%	9.58	9.96	15,603	154,238	3.22%	3.63%	4.57%
	2022		1.10%	1.50%	9.28	9.61	61,206	570,638	-0.12%	0.28%	1.87%
	2021		1.10%	1.50%	9.30	9.58	15,717	149,539	-1.48%	-1.09%	0.01%

Goldman Sachs VIT Large Cap Value Fund - Service Shares	2025		0.65%	2.60%	16.48	46.81	28,428	1,135,456	7.76%	9.89%	0.86%
	2024		0.65%	2.45%	15.75	42.60	31,166	1,152,585	13.97%	16.04%	1.09%
	2023		0.65%	2.85%	13.77	36.72	37,898	1,233,928	9.54%	11.98%	1.48%
	2022		0.65%	2.45%	25.43	32.79	41,095	1,193,964	-8.83%	-7.18%	1.07%
	2021		0.65%	2.45%	27.89	35.32	46,847	1,481,585	20.93%	23.13%	0.87%

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2024		0.95%	1.50%	9.79	11.12	35,069	379,749	1.58%	2.14%	2.54%
	2023		0.95%	1.50%	9.64	10.89	36,496	386,996	5.93%	6.51%	6.29%
	2022		0.95%	1.50%	9.10	10.22	38,132	378,423	-8.00%	-7.49%	3.64%
	2021		0.95%	1.50%	9.89	11.05	33,244	355,103	3.10%	3.67%	1.78%

Guggenheim VT Long Short Equity	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.16%
	2023		0.10%	1.65%	11.38	13.78	25,293	319,723	10.91%	12.64%	0.25%
	2022		0.95%	1.65%	10.42	11.51	29,361	333,532	-15.79%	-15.20%	0.47%
	2021		0.95%	1.65%	12.29	13.59	23,398	312,994	21.77%	22.63%	0.65%

Guggenheim VT Multi-Hedge Strategies	2025		0.95%	1.50%	10.49	10.99	33,409	361,076	-0.47%	0.08%	2.21%
	2024		0.10%	1.50%	10.54	11.82	36,235	395,054	-4.89%	-3.55%	4.88%
	2023		0.10%	1.50%	11.08	12.25	47,656	544,761	2.70%	4.14%	2.83%
	2022		0.10%	1.50%	10.79	11.76	45,758	507,366	-4.72%	-3.38%	1.09%
	2021		0.10%	1.50%	11.32	12.17	42,832	500,502	6.50%	8.00%	0.00%

Hartford Capital Appreciation HLS Fund - Class IC	2025		0.95%	1.50%	20.77	27.27	26,967	707,682	11.47%	12.09%	0.13%
	2024		0.95%	1.50%	18.53	24.37	34,546	808,789	18.80%	19.46%	0.26%
	2023		0.95%	1.50%	15.51	20.43	42,705	843,245	17.60%	18.25%	0.38%
	2022		0.95%	1.50%	13.12	17.30	43,867	733,253	-16.97%	-16.51%	0.25%
	2021		0.95%	1.65%	15.71	20.76	44,603	894,841	12.32%	13.10%	0.03%

Invesco V.I. American Franchise Fund - Series I Shares	2025		1.40%	2.60%	21.64	40.09	6,273	156,102	8.80%	10.11%	0.00%
	2024		1.40%	2.60%	19.70	36.85	6,603	150,814	31.43%	33.02%	0.00%
	2023		1.40%	2.60%	14.85	28.04	6,833	119,067	37.32%	38.97%	0.00%
	2022		1.40%	2.60%	10.71	20.42	6,978	88,621	-32.89%	-32.07%	0.00%
	2021		1.40%	2.60%	15.81	42.27	7,445	152,147	9.06%	10.37%	0.00%

Invesco V.I. American Franchise Fund - Series II Shares	2025		1.70%	1.70%	46.75	46.75	532	24,859	9.50%	9.50%	0.00%
	2024		1.70%	1.70%	42.69	42.69	1,061	45,290	32.30%	32.30%	0.00%
	2023		1.70%	1.70%	32.27	32.27	1,058	34,132	38.23%	38.23%	0.00%
	2022		1.70%	1.70%	23.35	23.35	1,054	24,619	-32.46%	-32.46%	0.00%
	2021		1.70%	1.70%	34.56	34.56	1,051	36,339	9.77%	9.77%	0.00%

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	2025		0.10%	1.65%	12.18	14.51	16,329	209,533	6.91%	8.58%	6.50%
	2024		0.10%	1.65%	11.31	13.36	18,240	219,198	1.86%	3.46%	5.85%
	2023		0.10%	1.65%	11.03	12.91	28,097	332,669	4.66%	6.29%	0.00%
	2022		0.10%	1.65%	10.46	12.15	29,466	332,863	-15.92%	-14.60%	7.06%
	2021		0.10%	1.65%	12.35	14.23	31,430	421,412	7.47%	9.14%	2.98%

Invesco V.I. Comstock Fund - Series II Shares	2025		0.10%	1.65%	19.19	28.30	49,805	998,039	15.23%	17.02%	1.49%
	2024		0.10%	1.65%	16.61	24.18	47,719	826,690	12.99%	14.75%	1.47%
	2023		0.10%	1.65%	14.65	21.07	49,211	755,365	10.26%	11.98%	1.52%
	2022		0.95%	1.65%	13.50	18.08	41,338	577,144	-0.81%	-0.11%	1.39%
	2021		0.95%	1.65%	13.51	18.13	17,361	258,280	31.07%	31.79%	1.99%

Invesco V.I. Core Equity Fund - Series I Shares	2025		1.40%	1.40%	29.98	29.98	2,292	68,702	14.55%	14.55%	0.66%
	2024		1.40%	1.40%	26.17	26.17	2,355	61,619	23.86%	23.86%	0.71%
	2023		1.40%	1.40%	21.13	21.13	2,416	51,044	21.65%	21.65%	0.75%
	2022		1.40%	1.40%	17.37	17.37	2,882	50,055	-21.65%	-21.65%	0.79%
	2021		1.40%	1.40%	22.17	22.17	4,959	109,924	25.96%	25.96%	0.51%

Invesco V.I. Core Equity Fund - Series II Shares	2021	7/15/2021	1.70%	1.70%	29.01	29.01	1,862	54,026	7.86%	7.86%	0.43%

Invesco V.I. Diversified Dividend Fund - Series II Shares	2025		0.10%	1.65%	17.52	22.42	104,285	2,004,890	13.55%	15.33%	1.47%
	2024		0.10%	1.65%	15.38	19.64	99,143	1,677,327	11.11%	12.85%	1.68%
	2023		0.10%	1.50%	13.80	17.57	105,040	1,583,381	7.15%	8.66%	1.69%
	2022		0.10%	1.50%	12.86	16.34	119,076	1,687,089	-3.39%	-2.02%	1.75%
	2021		0.10%	1.50%	13.49	16.84	115,779	1,706,344	16.83%	17.47%	2.23%

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2025		0.20%	3.25%	16.22	28.09	978,118	22,536,657	7.29%	10.60%	1.39%
	2024		0.20%	3.25%	15.01	25.47	1,046,831	22,114,631	8.87%	12.24%	1.43%
	2023		0.20%	3.25%	15.65	22.76	1,132,159	21,564,110	9.80%	13.21%	1.11%
	2022		0.30%	3.25%	13.98	20.17	1,317,244	22,538,184	-14.87%	-12.32%	0.85%
	2021		0.30%	3.25%	16.12	23.05	1,251,239	24,866,283	24.77%	28.50%	1.19%

Invesco V.I. Equity and Income Fund - Series II Shares	2025		0.95%	1.65%	16.14	20.77	42,917	754,310	10.68%	11.45%	2.14%
	2024		0.95%	1.65%	14.54	18.67	33,600	539,732	10.08%	10.85%	0.98%
	2023		0.95%	1.65%	13.17	16.87	105,536	1,497,705	8.43%	9.20%	1.83%
	2022		0.95%	1.65%	12.11	15.47	96,744	1,255,511	-9.23%	-8.59%	3.14%
	2021		0.95%	1.65%	13.50	16.95	11,125	169,929	16.41%	17.23%	1.37%

Invesco V.I. EQV International Equity Fund - Series I Shares	2025		1.40%	1.40%	23.67	23.67	378	8,951	14.88%	14.88%	1.42%
	2024		1.40%	1.40%	20.61	20.61	410	8,441	-0.78%	-0.78%	1.72%
	2023		1.40%	1.40%	20.77	20.77	440	9,134	16.50%	16.50%	0.20%
	2022		1.40%	1.40%	17.83	17.83	448	7,996	-19.44%	-19.44%	1.74%
	2021		1.40%	1.40%	22.13	22.13	448	9,924	4.42%	4.42%	1.29%

Invesco V.I. EQV International Equity Fund - Series II Shares	2025		0.30%	3.20%	12.89	40.43	388,920	6,599,662	12.57%	15.88%	1.19%
	2024		0.30%	3.20%	11.45	35.22	405,544	6,024,593	-2.82%	0.04%	1.49%
	2023		0.30%	3.20%	11.78	35.54	434,172	6,543,453	14.16%	17.51%	0.00%
	2022		0.30%	3.20%	10.32	30.53	418,383	5,531,302	-21.08%	-18.75%	1.51%
	2021		0.30%	3.20%	13.08	37.94	357,997	5,934,030	2.28%	4.69%	1.15%

Invesco V.I. Global Fund - Series II Shares	2025		0.75%	1.05%	42.65	64.93	5,974	289,699	13.81%	14.15%	0.00%
	2024		0.75%	1.05%	37.38	56.88	6,377	271,129	14.57%	14.92%	0.00%
	2023		0.75%	1.05%	32.54	49.50	6,585	244,514	33.04%	33.44%	0.00%
	2022		0.75%	1.05%	24.40	37.09	7,674	213,437	-32.65%	-32.45%	0.00%
	2021		0.75%	1.05%	36.13	54.91	6,985	287,321	13.97%	14.31%	0.00%

Invesco V.I. International Growth Fund - Series II Shares	2025		0.95%	1.65%	12.02	13.86	32,384	404,994	13.64%	14.44%	0.06%
	2024		0.95%	1.65%	10.55	12.13	28,687	314,461	-3.42%	-2.74%	0.27%
	2023		0.30%	1.65%	10.89	13.49	72,504	858,497	18.66%	20.28%	0.30%
	2022		0.30%	1.65%	9.15	11.21	83,600	836,316	-28.36%	-27.38%	0.00%
	2021		0.30%	1.65%	12.92	15.44	75,414	1,061,040	8.32%	9.79%	0.00%

Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2025		0.10%	1.50%	17.29	25.87	115,386	2,230,351	6.83%	8.34%	0.23%
	2024		0.10%	1.50%	16.16	23.98	110,143	1,937,265	10.73%	12.30%	0.00%
	2023		0.10%	1.50%	14.57	21.44	103,281	1,628,613	16.06%	17.71%	0.96%
	2022		0.10%	1.50%	12.54	17.80	99,196	1,348,964	-17.29%	-16.12%	0.34%
	2021		0.10%	1.50%	15.14	21.26	47,425	804,480	20.44%	21.11%	0.20%

Janus Henderson Balanced Portfolio - Service Shares	2025		1.35%	1.70%	46.60	50.06	14,830	721,098	12.89%	13.28%	1.70%
	2024		1.35%	1.70%	41.28	44.28	15,410	662,881	13.21%	13.60%	1.76%
	2023		1.35%	1.70%	36.47	39.00	15,405	584,472	13.19%	13.57%	1.79%
	2022		1.35%	1.70%	32.22	34.35	13,775	459,793	-18.02%	-17.74%	0.97%
	2021		1.35%	1.70%	39.30	41.78	14,099	573,763	14.94%	15.37%	0.68%

Janus Henderson Enterprise Portfolio - Service Shares	2025		1.40%	2.70%	47.60	103.98	3,967	387,171	4.55%	5.90%	0.05%
	2024		1.40%	2.70%	45.52	98.36	4,953	450,141	12.25%	13.73%	0.63%
	2023		1.40%	2.70%	40.55	86.67	5,130	410,549	14.64%	16.14%	0.09%
	2022		1.40%	2.70%	35.38	74.78	4,999	343,335	-18.39%	-17.33%	0.08%
	2021		1.40%	2.70%	43.35	90.62	5,289	439,998	13.40%	14.92%	0.24%

Janus Henderson Global Research Portfolio - Service Shares	2025		1.40%	2.40%	33.98	49.67	6,204	266,339	17.74%	18.92%	0.42%
	2024		1.40%	2.40%	28.86	41.81	6,781	247,883	20.34%	21.56%	0.60%
	2023		1.50%	2.40%	23.98	34.43	6,833	205,508	23.47%	24.59%	0.85%
	2022		1.50%	1.50%	27.64	27.64	785	20,215	-20.81%	-20.81%	0.95%
	2021		1.50%	1.50%	34.90	34.90	606	21,153	16.05%	16.05%	0.36%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	2022		1.10%	2.30%	11.17	12.25	22,828	276,432	-19.69%	-18.72%	1.41%
	2021		1.10%	2.30%	13.91	15.07	24,086	359,097	6.78%	8.07%	0.76%

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2022		1.10%	1.65%	10.24	11.37	27,018	292,598	-13.94%	-13.46%	3.40%
	2021		1.10%	1.65%	12.66	13.13	23,340	296,329	6.45%	7.03%	2.93%

Lincoln Hedged Nasdaq-100 Fund - Service Class	2025		1.55%	1.55%	11.93	11.93	26,964	322,177	10.71%	10.71%	0.00%
	2024	10/16/2024	1.55%	1.55%	10.77	10.77	1,142	12,303	2.99%	2.99%	0.00%

Lincoln Hedged S&P 500 Conservative Fund - Service Class	2025		1.55%	1.55%	11.34	11.34	21,884	249,210	7.60%	7.60%	0.00%
	2024	8/15/2024	1.55%	1.55%	10.54	10.54	932	9,821	3.15%	3.15%	0.02%

Lincoln Hedged S&P 500 Fund - Service Class	2025		0.95%	1.65%	11.81	14.12	139,569	1,681,002	9.69%	10.46%	0.00%
	2024	11/20/2024	0.95%	1.65%	10.73	12.79	5,191	59,993	-0.64%	0.42%	0.18%

Lincoln iShares® Global Growth Allocation Fund - Standard Class	2021		0.75%	0.75%	16.34	16.34	5,749	93,939	13.06%	13.06%	1.77%

Lincoln Opportunistic Hedged Equity Fund - Service Class	2025		1.25%	1.25%	12.43	12.43	27,850	347,450	8.41%	8.41%	0.00%
	2024	10/10/2024	1.25%	1.25%	11.46	11.46	1,663	19,057	0.83%	0.83%	0.01%

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2025		0.10%	1.65%	11.77	14.27	245,035	3,055,510	6.55%	8.22%	6.06%
	2024		0.95%	1.65%	11.01	12.92	227,426	2,658,878	4.97%	5.71%	5.75%
	2023		0.95%	1.65%	10.46	12.24	231,341	2,572,221	4.81%	5.54%	4.93%
	2022		0.10%	1.65%	9.95	11.62	250,943	2,644,570	-14.23%	-12.89%	4.70%
	2021		0.10%	1.65%	11.73	13.47	193,491	2,396,556	1.59%	2.30%	3.77%

Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2025		0.95%	1.65%	17.43	25.41	34,785	702,581	12.72%	13.51%	0.17%
	2024		0.95%	1.65%	15.42	22.42	58,253	1,078,924	20.18%	21.02%	0.15%
	2023		0.95%	1.65%	12.79	18.55	61,526	940,351	6.40%	7.15%	0.00%
	2022		0.95%	1.65%	11.99	17.34	61,603	878,618	-37.03%	-36.59%	0.00%
	2021		0.95%	1.65%	19.25	27.39	105,211	2,206,494	-4.34%	-3.67%	0.00%

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	2025		0.75%	1.30%	37.56	53.38	2,210	110,641	12.82%	13.44%	0.44%
	2024		0.75%	1.30%	33.12	47.06	2,255	99,623	15.14%	15.78%	0.73%
	2023		0.75%	1.30%	28.62	40.65	2,405	91,841	13.15%	13.78%	0.60%
	2022		0.75%	1.30%	25.17	35.72	2,474	83,086	-13.12%	-12.64%	1.07%
	2021		0.75%	1.30%	28.83	40.89	2,584	99,404	25.64%	26.36%	0.82%

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2025		0.10%	1.65%	10.75	12.38	267,530	3,023,068	4.17%	5.80%	4.51%
	2024		0.10%	1.65%	10.32	11.70	264,817	2,856,865	3.42%	5.03%	4.38%
	2023		0.10%	1.65%	9.98	11.14	298,853	3,140,935	3.33%	4.95%	4.63%
	2022		0.50%	1.65%	9.66	10.64	285,843	2,867,264	-6.61%	-5.53%	3.07%
	2021		0.50%	1.65%	10.34	10.79	230,523	2,473,093	-1.02%	-0.32%	2.49%

LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2025		0.10%	2.95%	17.12	68.87	541,954	24,866,120	10.41%	13.61%	0.00%
	2024		0.10%	2.90%	15.75	61.05	607,757	24,999,406	22.03%	25.48%	0.00%
	2023		0.10%	2.90%	22.16	48.99	678,152	23,046,445	41.79%	45.81%	0.00%
	2022		0.10%	2.95%	15.39	34.70	681,476	16,170,280	-42.59%	-40.93%	0.00%
	2021		0.10%	3.00%	26.96	59.04	641,781	26,513,483	16.59%	20.04%	0.00%

LVIP American Balanced Allocation Fund - Service Class	2025		0.10%	1.65%	15.72	20.10	498,010	8,877,023	13.19%	14.95%	2.12%
	2024		0.10%	1.65%	13.85	17.49	494,260	7,752,655	8.92%	10.62%	2.25%
	2023		0.95%	1.65%	12.67	15.26	490,647	7,037,290	11.42%	12.20%	2.78%
	2022		0.95%	1.65%	11.34	13.62	428,484	5,574,884	-16.32%	-15.73%	1.68%
	2021		0.95%	1.65%	13.51	16.18	425,216	6,599,913	8.44%	9.20%	2.25%

LVIP American Balanced Allocation Fund - Standard Class	2025		0.65%	0.65%	25.96	25.96	23	601	14.72%	14.72%	1.05%
	2024		0.65%	0.65%	22.63	22.63	95	2,149	10.40%	10.40%	1.83%
	2023		0.65%	0.65%	20.50	20.50	181	3,718	12.94%	12.94%	2.37%
	2022		0.65%	0.65%	18.15	18.15	282	5,117	-15.18%	-15.18%	1.73%
	2021		0.65%	0.65%	21.40	21.40	381	8,145	9.91%	9.91%	2.26%

LVIP American Century Balanced Fund - Service Class	2025		0.30%	2.85%	13.81	19.33	793,392	14,370,817	6.26%	9.01%	1.64%
	2024		0.30%	2.85%	13.04	17.81	804,600	13,493,071	8.65%	11.45%	1.83%
	2023		0.30%	2.85%	11.92	16.05	818,800	12,452,516	12.86%	15.77%	1.72%
	2022		0.30%	2.95%	12.03	13.93	756,082	9,982,900	-19.87%	-17.72%	0.95%
	2021		0.30%	2.95%	15.02	17.00	817,491	13,322,295	12.12%	15.13%	0.47%

LVIP American Century Capital Appreciation Fund - Service Class	2025		1.30%	1.55%	11.92	11.97	64,754	774,898	4.92%	5.19%	0.00%
	2024	11/18/2024	1.30%	1.55%	11.36	11.38	12,223	139,106	-0.90%	-0.87%	0.00%

LVIP American Century Disciplined Core Value Fund - Service Class	2025	10/6/2025	1.30%	1.35%	11.71	11.72	24,135	282,661	-1.46%	3.40%	1.65%

LVIP American Century Inflation Protection Fund - Service Class	2025		1.30%	1.55%	10.26	10.65	38,683	414,452	4.70%	4.96%	8.79%
	2024	11/18/2024	1.30%	1.55%	9.80	10.14	3,865	39,127	-1.64%	-0.87%	0.20%

LVIP American Century International Fund - Service Class	2025		1.30%	1.30%	11.11	11.11	18,235	202,909	14.32%	14.32%	3.58%
	2024	10/16/2024	1.30%	1.30%	9.72	9.72	1,503	14,613	-5.74%	-5.74%	0.57%

LVIP American Century Large Company Value Fund - Service Class	2025		0.30%	3.25%	15.41	19.88	518,604	9,217,485	11.55%	14.88%	1.34%
	2024		0.30%	3.25%	13.81	17.30	528,507	8,292,499	6.98%	10.19%	2.38%
	2023		0.30%	3.25%	12.91	15.70	566,326	8,167,001	0.46%	3.46%	2.44%
	2022		0.95%	3.25%	12.85	14.47	577,077	8,157,896	-3.64%	-1.40%	2.01%
	2021		0.95%	3.25%	13.34	14.70	366,801	5,251,732	17.64%	20.38%	1.29%

LVIP American Century Large Company Value Fund - Standard Class II	2025		0.65%	0.65%	19.53	19.53	61	1,195	14.65%	14.65%	0.65%
	2024		0.65%	0.65%	17.04	17.04	251	4,280	10.00%	10.00%	2.16%
	2023		0.65%	0.65%	15.49	15.49	480	7,434	3.21%	3.21%	2.61%
	2022		0.65%	0.65%	15.01	15.01	746	11,195	-0.91%	-0.91%	2.08%
	2021		0.65%	0.65%	15.14	15.14	1,007	15,253	20.92%	20.92%	1.39%

LVIP American Century Mid Cap Value Fund - Service Class	2025		1.10%	1.70%	11.04	11.15	37,458	415,963	7.00%	7.64%	2.49%
	2024	10/3/2024	1.10%	1.70%	10.32	10.36	7,509	77,563	-6.24%	0.22%	2.11%

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	2025		0.30%	3.30%	13.74	21.45	1,868,251	38,090,196	1.11%	4.18%	0.81%
	2024		0.30%	3.30%	15.37	20.75	2,077,724	41,169,417	7.92%	11.21%	1.61%
	2023		0.30%	3.30%	14.24	18.71	2,397,216	43,193,339	5.58%	8.80%	1.34%
	2022		0.50%	3.00%	14.69	17.35	2,354,254	39,550,191	-10.46%	-8.19%	1.74%
	2021		0.50%	3.00%	16.47	19.02	2,445,430	45,183,415	17.28%	20.18%	0.93%

LVIP American Century Ultra® Fund - Service Class	2025		0.30%	2.95%	12.45	13.00	972,925	12,428,240	9.40%	12.34%	0.00%
	2024	7/8/2024	0.30%	2.95%	11.38	11.57	1,218,656	14,002,759	2.84%	6.56%	0.00%

LVIP American Century Value Fund - Service Class	2025		1.10%	1.70%	11.72	11.83	31,267	369,244	13.90%	14.58%	3.71%
	2024	10/11/2024	1.10%	1.70%	10.29	10.33	5,465	56,414	-4.22%	-3.69%	3.32%

LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	2025	10/21/2025	0.95%	0.95%	11.20	11.20	241	2,701	1.08%	1.08%	0.48%

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2025		1.30%	1.55%	14.90	15.33	164,676	2,478,800	10.70%	10.98%	2.30%
	2024		1.30%	1.55%	13.46	13.81	188,254	2,556,238	7.80%	8.07%	2.15%
	2023		1.30%	1.55%	12.48	12.78	235,407	2,960,904	9.69%	9.97%	2.48%
	2022		1.30%	1.55%	11.38	11.62	254,191	2,912,156	-17.12%	-16.91%	1.83%
	2021		1.30%	1.55%	13.73	13.99	265,381	3,666,322	7.30%	7.57%	2.43%

LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2025		1.25%	2.35%	14.36	16.28	291,674	4,677,353	11.85%	13.08%	1.32%
	2024		1.25%	2.35%	12.84	14.39	373,013	5,287,464	9.27%	10.48%	1.66%
	2023		1.25%	2.35%	11.75	13.03	484,020	6,212,427	10.93%	12.16%	2.30%
	2022		1.30%	2.35%	10.59	11.57	524,883	6,016,180	-20.32%	-19.47%	1.11%
	2021		1.30%	2.35%	13.29	14.36	643,258	9,159,812	8.21%	9.35%	1.73%

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.65%	0.65%	22.31	22.31	10,473	233,625	14.17%	14.17%	1.87%
	2024		0.65%	0.65%	19.54	19.54	11,159	218,039	11.53%	11.53%	2.22%
	2023		0.65%	0.65%	17.52	17.52	11,891	208,321	13.23%	13.23%	2.72%
	2022		0.65%	0.65%	15.47	15.47	12,683	196,235	-18.66%	-18.66%	1.55%
	2021		0.65%	0.65%	19.02	19.02	13,507	256,937	10.45%	10.45%	2.15%

LVIP American Global Growth Fund - Service Class II	2025		0.30%	3.25%	14.75	53.05	421,820	19,333,277	17.36%	20.87%	1.08%
	2024		0.30%	3.25%	12.46	44.04	465,606	17,835,130	9.63%	12.91%	1.19%
	2023		0.30%	3.25%	11.26	39.14	508,095	17,443,211	18.25%	21.79%	0.52%
	2022		0.30%	3.25%	15.49	32.25	533,918	15,202,430	-27.42%	-25.24%	0.57%
	2021		0.30%	3.25%	21.27	43.30	531,408	20,513,028	12.31%	15.27%	0.00%

LVIP American Global Small Capitalization Fund - Service Class II	2024		0.20%	2.75%	9.87	22.64	105,077	2,232,228	-0.83%	1.73%	1.87%
	2023		0.20%	2.75%	9.92	22.47	114,135	2,412,008	12.58%	15.49%	0.00%
	2022		0.20%	2.75%	14.15	19.64	132,335	2,457,155	-31.76%	-29.99%	4.42%
	2021		0.20%	2.75%	20.22	28.32	127,029	3,420,874	3.41%	6.08%	0.00%

LVIP American Growth Allocation Fund - Service Class	2025		0.95%	1.50%	16.20	20.22	248,622	4,334,674	14.93%	15.56%	1.69%
	2024		0.95%	1.50%	14.07	17.52	228,392	3,486,482	9.95%	10.56%	1.82%
	2023		0.95%	1.65%	12.78	15.87	232,828	3,260,201	12.68%	13.47%	2.53%
	2022		0.95%	1.65%	11.31	14.01	220,659	2,723,727	-17.33%	-16.75%	1.24%
	2021		0.95%	1.65%	13.64	16.85	231,672	3,462,638	8.70%	9.46%	1.95%

LVIP American Growth Fund - Service Class II	2025		0.20%	3.05%	19.46	89.30	1,488,908	123,512,790	16.23%	19.58%	0.61%
	2024		0.20%	3.05%	16.63	75.35	1,527,154	107,136,553	27.25%	30.92%	0.03%
	2023		0.20%	3.05%	12.98	57.68	1,699,532	92,227,588	33.85%	37.72%	0.01%
	2022		0.20%	3.05%	21.63	42.28	1,721,186	68,469,734	-32.29%	-30.33%	1.65%
	2021		0.20%	3.05%	31.08	61.27	1,520,425	87,847,790	17.93%	21.33%	0.55%

LVIP American Growth-Income Fund - Service Class II	2025		0.20%	3.25%	32.41	62.39	1,551,299	89,913,652	13.91%	17.43%	1.45%
	2024		0.20%	3.25%	27.63	53.22	1,619,352	81,124,528	19.85%	23.56%	0.85%
	2023		0.20%	3.25%	22.38	43.48	1,700,226	69,761,257	21.70%	25.46%	1.01%
	2022		0.30%	3.25%	17.86	34.99	1,733,340	57,321,076	-19.46%	-17.05%	2.41%
	2021		0.30%	3.25%	21.53	42.54	1,724,135	69,482,229	19.73%	23.32%	0.80%

LVIP American International Fund - Service Class II	2025		0.30%	3.25%	13.55	22.04	823,153	16,215,698	22.24%	25.89%	0.84%
	2024		0.30%	3.25%	11.08	17.66	930,118	14,756,295	-0.54%	2.44%	0.78%
	2023		0.30%	3.25%	11.14	17.38	950,793	14,922,812	11.72%	15.07%	0.95%
	2022		0.30%	3.25%	9.96	16.32	973,218	13,398,316	-23.60%	-21.31%	2.38%
	2021		0.30%	3.25%	13.01	20.80	922,612	16,340,963	-4.98%	-2.14%	2.12%

LVIP American Preservation Fund - Service Class	2025		0.10%	1.50%	9.74	11.39	134,375	1,372,443	4.22%	5.69%	4.32%
	2024		0.10%	1.50%	9.35	10.78	105,924	1,028,545	1.35%	2.78%	4.00%
	2023		0.10%	1.50%	9.22	10.49	102,139	970,372	2.20%	3.64%	2.89%
	2022		0.10%	1.50%	9.02	10.12	121,409	1,128,941	-8.36%	-7.06%	1.65%
	2021		0.10%	1.65%	9.71	10.89	151,967	1,542,882	-2.49%	-0.95%	2.33%

LVIP Baron Growth Opportunities Fund - Service Class	2025		0.10%	3.15%	11.90	41.17	527,541	17,453,366	-12.86%	-10.16%	0.00%
	2024		0.10%	3.15%	13.93	46.15	526,581	19,872,007	2.18%	5.34%	0.20%
	2023		0.10%	3.15%	18.50	44.12	667,237	23,219,937	14.16%	17.76%	0.00%
	2022		0.30%	3.15%	16.20	37.86	654,768	19,816,441	-28.14%	-26.05%	0.00%
	2021		0.30%	3.15%	22.53	52.58	574,421	24,954,483	15.04%	18.36%	0.00%

LVIP BlackRock Advantage Allocation Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.89%
	2021		0.95%	3.05%	12.87	17.34	124,587	2,073,260	4.21%	6.42%	1.09%

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2025		0.30%	3.30%	15.48	29.99	5,641,800	134,991,348	7.94%	11.23%	2.20%
	2024		0.30%	3.30%	14.33	27.10	5,002,673	108,970,341	7.61%	10.89%	2.45%
	2023		0.30%	3.30%	13.33	24.56	5,717,590	113,616,740	5.58%	8.80%	2.44%
	2022		0.50%	3.30%	12.62	23.26	5,892,825	109,244,472	-5.70%	-3.02%	2.03%
	2021		0.50%	3.30%	13.37	24.01	6,437,237	124,285,998	18.78%	22.15%	1.79%

LVIP BlackRock Equity Dividend Fund - Service Class	2025		0.10%	3.25%	14.50	51.80	346,791	11,740,950	9.48%	12.98%	1.49%
	2024		0.10%	3.25%	13.15	46.54	348,375	10,733,516	3.44%	6.75%	1.55%
	2023		0.10%	3.25%	12.63	44.26	393,304	11,472,260	-0.12%	3.07%	1.37%
	2022		0.10%	3.25%	14.47	43.58	418,267	12,251,801	-6.64%	-3.65%	1.51%
	2021		0.10%	3.25%	15.21	45.92	438,605	13,736,831	18.15%	21.92%	4.96%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025		1.40%	1.40%	46.26	46.26	576	26,649	11.85%	11.85%	1.41%
	2024		1.40%	1.40%	41.36	41.36	1,121	46,353	5.69%	5.69%	1.77%
	2023		1.40%	1.40%	39.13	39.13	1,288	50,391	2.05%	2.05%	1.71%
	2022		1.40%	1.40%	38.35	38.35	1,319	50,591	-4.61%	-4.61%	1.80%
	2021		1.40%	1.40%	40.20	40.20	1,367	54,969	20.72%	20.72%	5.69%

LVIP BlackRock Global Allocation Fund - Service Class	2025		0.30%	3.20%	14.00	28.77	1,763,790	42,254,488	14.68%	18.06%	2.41%
	2024		0.30%	3.20%	12.39	24.46	2,035,938	42,116,737	5.79%	8.91%	0.99%
	2023		0.30%	3.20%	11.67	22.54	2,380,746	45,997,061	9.78%	13.01%	2.47%
	2022	6/3/2022	0.30%	3.20%	10.59	20.01	2,636,619	45,714,059	-6.81%	-5.24%	0.23%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.65%	0.65%	29.95	29.95	609	18,240	17.95%	17.95%	2.47%
	2024		0.65%	0.65%	25.39	25.39	813	20,639	8.80%	8.80%	1.21%
	2023		0.65%	0.65%	23.34	23.34	1,008	23,517	12.89%	12.89%	2.60%
	2022	6/3/2022	0.65%	0.65%	20.67	20.67	1,246	25,767	-5.29%	-5.29%	0.36%

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	2025		0.30%	3.05%	11.60	16.45	4,389,631	61,266,576	13.21%	16.37%	4.96%
	2024		0.65%	3.05%	10.23	13.55	5,015,842	60,953,151	5.94%	8.51%	3.00%
	2023		0.65%	3.05%	9.67	12.49	5,707,115	64,570,484	7.91%	10.53%	2.27%
	2022		0.65%	3.05%	8.96	11.30	6,407,692	66,171,928	-20.53%	-18.60%	2.50%
	2021		0.65%	3.05%	11.33	13.88	6,836,144	87,439,950	4.19%	6.66%	4.48%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2025		0.30%	3.30%	12.51	16.18	1,896,919	28,167,112	7.18%	10.45%	1.74%
	2024		0.30%	3.30%	11.68	14.68	2,197,641	29,806,681	7.19%	10.46%	1.95%
	2023		0.30%	3.30%	10.89	13.34	2,307,176	28,672,772	7.67%	10.95%	1.75%
	2022		0.30%	3.30%	10.12	12.06	2,641,616	30,019,948	-19.52%	-17.06%	1.18%
	2021		0.30%	3.30%	12.57	14.64	2,771,600	38,450,782	8.66%	11.97%	0.95%

LVIP BlackRock Inflation Protected Bond Fund - Service Class	2025		0.10%	3.30%	7.95	13.12	5,138,440	58,226,815	2.07%	5.39%	0.56%
	2024		0.10%	3.30%	7.79	12.52	5,407,446	58,957,502	-0.94%	2.28%	3.67%
	2023		0.10%	3.30%	7.86	12.31	5,579,757	60,437,098	1.41%	4.71%	2.10%
	2022		0.10%	3.30%	7.74	11.82	5,828,788	61,170,127	-8.03%	-5.04%	8.78%
	2021		0.10%	3.30%	8.42	12.59	5,838,122	65,283,980	1.07%	4.30%	6.66%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2025		0.65%	0.65%	13.62	13.62	10,702	145,736	5.07%	5.07%	0.82%
	2024		0.65%	0.65%	12.96	12.96	10,852	140,643	1.97%	1.97%	3.96%
	2023		0.65%	0.65%	12.71	12.71	10,983	139,584	4.39%	4.39%	2.43%
	2022		0.65%	0.65%	12.17	12.17	11,195	136,299	-5.32%	-5.32%	9.31%
	2021		0.65%	0.65%	12.86	12.86	11,102	142,765	3.99%	3.99%	10.06%

LVIP BlackRock Real Estate Fund - Service Class	2025		0.10%	2.90%	8.44	19.01	463,415	4,957,412	5.53%	8.53%	3.30%
	2024		0.10%	2.90%	7.99	17.64	486,584	4,866,154	-1.54%	1.25%	2.56%
	2023		0.10%	2.90%	8.11	17.54	494,439	4,936,273	9.56%	12.67%	2.68%
	2022		0.10%	2.90%	7.39	16.08	535,410	4,820,039	-30.86%	-28.89%	1.33%
	2021		0.10%	2.90%	10.68	22.72	525,674	6,766,456	24.05%	26.93%	6.52%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2025		0.30%	3.20%	13.51	17.14	2,849,167	45,494,035	5.16%	8.26%	1.46%
	2024		0.30%	3.20%	12.84	16.01	3,345,791	49,962,619	9.47%	12.69%	1.54%
	2023		0.30%	3.20%	11.73	14.26	3,842,177	51,497,056	8.43%	11.62%	1.53%
	2022		0.65%	3.20%	10.82	12.82	4,235,356	51,475,822	-19.43%	-17.35%	1.08%
	2021		0.65%	3.20%	13.62	15.51	4,253,198	63,054,756	10.94%	13.52%	0.96%

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	2025		0.50%	3.30%	16.94	51.71	2,048,311	87,234,085	1.84%	4.73%	0.00%
	2024		0.50%	3.30%	16.51	49.82	2,406,592	99,162,159	25.86%	29.44%	0.01%
	2023		0.50%	3.30%	13.02	38.83	2,921,540	93,970,018	29.48%	33.15%	0.16%
	2022		0.50%	3.30%	12.96	29.43	3,282,553	80,039,521	-29.29%	-27.28%	0.00%
	2021		0.20%	3.30%	17.82	40.84	3,080,078	104,491,167	26.29%	29.89%	0.00%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025		1.25%	2.50%	34.62	56.60	2,079	86,707	2.92%	4.21%	0.00%
	2024		1.25%	2.50%	33.63	54.31	2,113	85,953	27.19%	28.79%	0.01%
	2023		1.25%	2.50%	26.44	42.17	2,507	78,211	30.84%	32.49%	0.39%
	2022		1.25%	2.50%	20.21	31.83	2,978	69,432	-28.55%	-27.65%	0.00%
	2021		1.25%	2.50%	28.28	43.99	4,293	146,365	27.63%	29.24%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2025		0.30%	3.30%	14.06	29.12	2,381,828	50,939,235	-0.68%	2.34%	0.00%
	2024		0.30%	3.30%	14.24	28.59	2,686,453	56,910,451	15.07%	18.57%	0.01%
	2023		0.30%	3.30%	12.29	24.52	3,257,046	58,935,076	13.65%	17.11%	0.04%
	2022		0.50%	3.00%	12.09	21.50	3,436,455	53,768,486	-26.01%	-24.14%	0.00%
	2021		0.20%	3.00%	16.13	29.04	3,287,797	68,463,213	9.66%	12.44%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2025		0.65%	0.65%	43.03	43.03	189	8,128	2.24%	2.24%	0.00%
	2024		0.65%	0.65%	42.08	42.08	169	7,107	18.45%	18.45%	0.01%
	2023		0.65%	0.65%	35.53	35.53	184	6,542	16.99%	16.99%	0.29%
	2022		0.65%	0.65%	30.37	30.37	186	5,634	-24.06%	-24.06%	0.00%
	2021		0.65%	0.65%	39.99	39.99	174	6,970	12.56%	12.56%	0.00%

LVIP Channing Small Cap Value Fund - Service Class	2025		1.10%	2.35%	11.57	12.07	40,988	487,750	5.17%	6.49%	0.80%
	2024		1.30%	1.55%	11.21	11.28	39,959	447,811	8.88%	9.16%	0.50%
	2023		1.30%	1.30%	10.33	10.33	19,470	201,041	18.11%	18.11%	1.33%
	2022	12/19/2022	1.30%	1.30%	8.75	8.75	485	4,245	1.91%	1.91%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2025		0.80%	2.95%	20.23	26.18	1,347,728	32,321,593	7.22%	9.54%	0.36%
	2024		0.80%	2.95%	18.87	23.90	1,613,504	35,561,740	18.32%	20.89%	0.48%
	2023		0.80%	3.15%	15.63	19.77	1,937,549	35,636,917	18.32%	21.14%	0.68%
	2022		0.65%	3.15%	13.21	16.54	2,252,704	34,445,863	-20.29%	-18.27%	0.53%
	2021		0.65%	3.15%	16.57	20.24	2,319,548	43,770,933	17.85%	20.83%	0.18%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2025		0.65%	0.65%	27.81	27.81	255	7,076	10.09%	10.09%	0.76%
	2024		0.65%	0.65%	25.26	25.26	256	6,472	21.50%	21.50%	0.85%
	2023		0.65%	0.65%	20.79	20.79	285	5,933	21.74%	21.74%	1.08%
	2022		0.65%	0.65%	17.08	17.08	305	5,204	-17.98%	-17.98%	0.91%
	2021		0.65%	0.65%	20.82	20.82	303	6,316	21.26%	21.26%	0.55%

LVIP Dimensional International Core Equity Fund - Service Class	2025		0.10%	3.15%	14.19	21.26	759,705	13,180,967	30.73%	34.78%	3.29%
	2024		0.10%	3.15%	10.85	15.78	752,214	9,729,678	-0.38%	2.70%	2.18%
	2023		0.10%	3.15%	10.90	15.36	763,063	9,681,538	12.13%	15.61%	2.84%
	2022		0.95%	3.15%	9.72	12.59	757,135	8,420,929	-16.32%	-14.45%	3.36%
	2021		0.95%	3.15%	11.61	14.71	657,149	8,511,763	9.43%	11.87%	2.20%

LVIP Dimensional International Equity Managed Volatility Fund - Service Class	2025		0.30%	3.30%	11.77	18.99	2,611,513	41,080,089	30.38%	34.35%	2.94%
	2024		0.30%	3.30%	9.03	14.21	3,421,342	40,521,581	1.04%	4.12%	2.50%
	2023		0.30%	3.30%	8.93	13.73	3,559,989	40,958,254	12.63%	16.06%	3.29%
	2022		0.55%	3.05%	8.40	11.89	3,746,442	37,602,269	-14.04%	-11.86%	3.07%
	2021		0.10%	3.05%	9.78	13.53	3,622,378	41,621,868	11.62%	14.45%	2.83%

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2025		0.10%	3.15%	21.30	50.63	577,413	22,341,462	11.69%	15.14%	0.71%
	2024		0.10%	3.15%	18.95	44.84	573,118	19,568,498	16.62%	20.22%	0.80%
	2023		0.10%	3.15%	19.89	38.37	610,847	17,874,001	18.56%	22.23%	1.09%
	2022		0.10%	3.15%	16.35	32.30	578,593	14,381,360	-18.16%	-15.63%	1.08%
	2021		0.10%	3.15%	19.46	39.39	499,873	15,736,370	23.16%	26.95%	0.88%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025		0.65%	0.65%	77.78	77.78	106	8,204	14.91%	14.91%	1.02%
	2024		0.65%	0.65%	67.68	67.68	107	7,203	19.99%	19.99%	1.08%
	2023		0.65%	0.65%	56.41	56.41	117	6,600	21.99%	21.99%	1.38%
	2022		0.65%	0.65%	46.24	46.24	121	5,588	-15.80%	-15.80%	1.34%
	2021		0.65%	0.65%	54.92	54.92	129	7,088	26.69%	26.69%	1.14%

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	2025		0.10%	3.15%	22.37	30.74	660,772	17,746,741	11.53%	14.98%	0.71%
	2024		0.10%	3.15%	20.06	26.74	622,916	14,691,944	14.49%	18.04%	0.80%
	2023		0.10%	3.15%	17.52	22.65	742,403	14,989,513	17.59%	21.23%	1.07%
	2022		0.10%	3.15%	14.90	18.69	706,483	11,898,291	-16.79%	-14.21%	1.06%
	2021		0.10%	3.15%	17.91	20.53	673,085	13,389,256	23.51%	26.25%	0.91%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	2025		0.10%	3.30%	18.66	38.81	1,936,887	60,588,415	5.22%	8.65%	0.79%
	2024		0.10%	3.30%	17.74	35.99	2,174,938	63,538,474	16.45%	20.25%	1.10%
	2023		0.10%	3.30%	15.23	30.16	2,652,752	65,402,293	17.70%	21.52%	0.94%
	2022		0.10%	3.30%	12.94	25.00	2,800,290	57,600,701	-17.67%	-14.99%	0.82%
	2021		0.10%	3.30%	15.72	29.63	2,784,950	68,364,827	23.25%	27.25%	0.76%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2025		0.30%	3.05%	23.88	32.34	1,494,839	42,703,741	10.45%	13.53%	9.89%
	2024		0.65%	3.05%	21.62	28.58	1,603,193	40,803,528	23.38%	26.37%	9.06%
	2023		0.65%	3.05%	15.57	22.62	1,924,099	39,351,361	21.06%	24.00%	0.68%
	2022		0.65%	3.05%	12.68	18.24	2,173,331	36,219,377	-21.63%	-19.73%	0.64%
	2021		0.65%	3.05%	15.96	22.72	2,255,145	47,162,272	22.80%	25.72%	0.96%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	2025		0.65%	0.65%	33.80	33.80	211	7,115	13.53%	13.53%	10.29%
	2024		0.65%	0.65%	29.77	29.77	217	6,460	26.81%	26.81%	9.70%
	2023		0.65%	0.65%	23.47	23.47	252	5,905	24.44%	24.44%	1.03%
	2022		0.65%	0.65%	18.86	18.86	278	5,246	-19.45%	-19.45%	1.02%
	2021		0.65%	0.65%	23.42	23.42	268	6,283	26.16%	26.16%	1.32%

LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	2025		0.20%	3.25%	8.40	18.10	5,493,407	86,269,695	2.99%	6.18%	3.87%
	2024		0.20%	3.25%	8.16	17.22	6,141,804	92,179,096	-1.58%	1.47%	3.95%
	2023		0.10%	3.25%	8.29	17.15	6,215,150	93,515,612	2.55%	5.83%	3.77%
	2022		0.50%	3.25%	8.08	16.40	6,357,796	91,912,362	-16.87%	-14.55%	2.92%
	2021		0.50%	3.25%	9.72	19.33	6,939,785	118,641,133	-4.77%	-2.11%	4.35%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025		0.65%	1.65%	12.13	17.40	13,106	210,307	4.97%	6.03%	4.34%
	2024		0.65%	1.65%	11.55	16.41	13,114	198,826	0.31%	1.32%	4.29%
	2023		0.65%	1.65%	11.51	16.20	13,065	196,063	4.50%	5.55%	4.09%
	2022		0.65%	1.65%	11.02	15.34	13,048	185,932	-15.27%	-14.41%	3.38%
	2021		0.65%	1.65%	13.00	17.93	12,859	213,182	-2.91%	-1.94%	5.18%

LVIP Franklin Templeton Core Bond Fund - Service Class	2025		0.10%	3.30%	8.19	16.30	18,201,731	253,026,208	3.40%	6.76%	4.29%
	2024		0.10%	3.30%	7.92	15.35	16,953,097	225,162,870	-2.04%	1.15%	4.61%
	2023		0.10%	3.30%	8.08	15.26	16,530,775	220,809,272	2.14%	5.46%	2.90%
	2022		0.10%	3.30%	7.90	14.55	16,018,058	205,993,261	-16.80%	-14.09%	2.82%
	2021		0.10%	3.30%	9.49	17.03	16,161,729	244,967,566	-5.32%	-2.24%	1.75%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		1.25%	2.80%	9.81	22.24	157,347	2,560,729	4.29%	5.92%	4.20%
	2024		1.25%	2.80%	9.39	21.03	168,549	2,606,395	-1.20%	0.35%	5.35%
	2023		1.25%	2.80%	9.50	20.99	149,105	2,417,838	3.01%	4.62%	3.14%
	2022		1.25%	2.80%	9.21	20.09	147,512	2,318,196	-16.08%	-14.77%	2.86%
	2021		1.25%	2.80%	10.96	23.61	185,469	3,540,669	-4.51%	-3.02%	1.98%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2025		0.65%	3.30%	13.12	27.12	3,211,838	54,788,712	9.55%	12.49%	1.05%
	2024		0.65%	3.30%	10.95	24.15	3,703,357	56,680,716	8.62%	11.53%	1.25%
	2023		0.65%	3.30%	10.04	21.68	4,347,699	60,311,879	13.15%	16.19%	1.34%
	2022		0.65%	3.30%	9.75	18.69	4,735,193	56,967,267	-15.13%	-12.85%	1.28%
	2021		0.65%	3.30%	11.45	21.48	5,031,800	70,087,800	13.56%	16.33%	0.90%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.87%
	2021		1.10%	3.05%	13.76	15.10	142,240	2,115,503	7.60%	9.72%	1.61%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	2025		0.50%	2.95%	13.87	18.68	355,417	6,017,020	30.09%	33.31%	2.77%
	2024		0.50%	2.95%	10.64	14.10	407,484	5,226,807	5.48%	8.09%	2.99%
	2023		0.50%	2.95%	10.07	13.12	463,732	5,566,178	6.57%	9.22%	2.96%
	2022		0.50%	2.95%	9.29	12.44	509,947	5,670,783	-14.61%	-12.49%	9.93%
	2021		0.50%	2.95%	10.79	14.27	534,380	6,862,867	5.36%	7.97%	5.20%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2025		0.65%	0.65%	26.24	26.24	3,226	84,658	33.45%	33.45%	3.22%
	2024		0.65%	0.65%	19.66	19.66	3,342	65,708	8.20%	8.20%	3.38%
	2023		0.65%	0.65%	18.17	18.17	3,480	63,253	9.33%	9.33%	3.26%
	2022		0.65%	0.65%	16.62	16.62	3,642	60,539	-12.40%	-12.40%	10.25%
	2021		0.65%	0.65%	18.98	18.98	3,660	69,456	8.08%	8.08%	8.07%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	2025		0.95%	3.05%	14.81	21.17	430,811	7,958,432	31.20%	33.98%	3.37%
	2024		0.80%	3.05%	11.27	19.46	450,577	6,229,473	0.40%	2.69%	3.41%
	2023		0.80%	3.05%	11.20	18.95	501,184	6,801,294	15.06%	17.68%	4.02%
	2022		0.80%	3.05%	9.71	16.10	571,457	6,648,490	-10.03%	-7.98%	7.31%
	2021		0.80%	3.05%	10.77	17.50	609,711	7,761,750	9.49%	11.98%	4.23%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2025		0.10%	3.05%	20.27	58.06	386,468	17,399,644	14.84%	18.27%	0.73%
	2024		0.10%	3.05%	18.22	50.51	443,588	17,060,105	23.84%	27.55%	0.74%
	2023		0.10%	3.05%	14.74	40.74	454,847	15,067,300	13.57%	16.97%	1.33%
	2022		0.85%	3.05%	16.25	35.84	499,632	14,430,343	-12.90%	-10.96%	2.56%
	2021		0.85%	3.05%	18.34	41.11	541,128	18,186,240	27.60%	30.30%	2.07%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2025		0.65%	0.65%	88.55	88.55	5,391	477,352	17.92%	17.92%	1.02%
	2024		0.65%	0.65%	75.09	75.09	5,391	404,813	27.16%	27.16%	1.07%
	2023		0.65%	0.65%	59.05	59.05	5,391	318,357	16.63%	16.63%	1.69%
	2022		0.65%	0.65%	50.64	50.64	5,391	272,972	-10.55%	-10.55%	2.97%
	2021	5/19/2021	0.65%	0.65%	56.61	56.61	5,181	293,325	7.88%	7.88%	2.27%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2025		0.75%	3.15%	17.37	45.59	331,091	12,022,856	9.79%	12.45%	0.83%
	2024		0.75%	3.15%	16.31	40.54	370,762	12,117,641	9.41%	12.06%	0.88%
	2023		0.30%	3.15%	15.88	36.18	396,446	11,992,717	11.68%	14.91%	1.35%
	2022		0.75%	3.15%	13.97	31.63	452,438	11,603,350	-15.38%	-13.32%	2.55%
	2021		0.75%	3.15%	16.21	36.49	785,652	19,740,057	29.19%	32.32%	2.79%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2025		0.65%	1.65%	33.66	60.58	796	39,201	11.73%	12.86%	1.13%
	2024		0.65%	1.65%	30.13	53.68	786	33,563	11.34%	12.46%	1.07%
	2023		0.65%	1.65%	27.06	47.73	878	33,629	13.65%	14.79%	1.72%
	2022		0.65%	1.65%	23.81	41.58	855	27,710	-13.88%	-13.02%	3.58%
	2021		0.65%	1.65%	27.65	47.80	834	30,178	31.47%	32.79%	2.33%

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2025		0.80%	3.00%	12.98	15.19	984,053	14,475,291	11.26%	13.73%	1.82%
	2024		0.80%	3.00%	11.67	13.35	1,013,888	13,184,114	8.47%	10.88%	2.48%
	2023		0.80%	3.00%	10.76	12.04	1,015,074	11,947,337	10.44%	12.89%	1.72%
	2022		0.80%	3.00%	9.74	10.67	848,758	8,861,744	-22.11%	-20.38%	2.17%
	2021		0.80%	3.00%	12.64	13.38	722,383	9,513,681	11.46%	13.48%	3.15%

LVIP Global Conservative Allocation Managed Risk Fund - Service Class	2025		0.65%	3.20%	11.21	21.55	2,425,298	47,269,350	6.07%	8.80%	2.23%
	2024		0.65%	3.20%	10.54	19.80	2,960,120	53,692,129	4.05%	6.74%	3.06%
	2023		0.65%	3.20%	10.10	18.55	3,334,001	57,152,544	6.00%	8.74%	1.64%
	2022		0.65%	3.20%	9.50	17.06	3,848,244	61,278,640	-18.27%	-16.16%	2.22%
	2021		0.65%	3.20%	11.59	20.38	4,381,157	83,987,980	3.98%	6.67%	3.17%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025		1.70%	1.70%	20.54	20.54	6,623	136,012	7.94%	7.94%	2.64%
	2024		1.70%	1.70%	19.03	19.03	7,115	135,374	5.89%	5.89%	3.40%
	2023		1.70%	1.70%	17.97	17.97	7,635	137,179	7.87%	7.87%	1.96%
	2022		1.70%	1.70%	16.66	16.66	8,203	136,636	-16.82%	-16.82%	2.57%
	2021		1.70%	1.70%	20.03	20.03	8,814	176,512	5.82%	5.82%	3.41%

LVIP Global Growth Allocation Managed Risk Fund - Service Class	2025		0.65%	3.20%	12.00	21.63	11,804,375	233,952,162	9.69%	12.53%	1.94%
	2024		0.65%	3.20%	10.94	19.33	13,485,129	240,046,847	7.37%	10.15%	2.54%
	2023		0.65%	3.20%	10.18	17.66	15,469,928	253,334,127	9.49%	12.31%	1.59%
	2022		0.65%	3.20%	9.29	15.82	17,555,063	258,513,610	-21.44%	-19.41%	2.16%
	2021		0.65%	3.20%	11.81	19.74	18,776,681	347,628,181	8.95%	11.76%	2.74%

LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2025		0.10%	3.45%	11.68	21.64	10,416,269	208,408,278	7.47%	11.13%	2.03%
	2024		0.10%	3.45%	10.83	19.70	12,003,726	219,317,382	6.19%	9.81%	2.63%
	2023		0.10%	3.45%	10.14	18.15	14,022,083	236,970,188	7.77%	11.44%	1.63%
	2022		0.10%	3.45%	9.49	16.47	15,472,029	238,112,578	-20.38%	-17.67%	2.30%
	2021		0.10%	3.45%	13.28	20.24	16,973,152	321,805,946	7.06%	10.42%	2.68%

LVIP Government Money Market Fund - Service Class	2025		0.10%	3.25%	7.30	11.72	2,915,106	29,484,985	0.40%	3.61%	3.64%
	2024		0.10%	3.25%	7.27	11.31	3,077,362	30,393,231	1.33%	4.57%	4.57%
	2023		0.10%	3.25%	7.17	10.82	3,837,541	36,646,819	1.15%	4.39%	4.38%
	2022		0.85%	3.25%	7.09	9.93	4,388,377	40,454,521	-2.10%	0.27%	1.42%
	2021		0.85%	3.25%	7.23	9.92	2,328,858	21,204,867	-3.18%	-0.83%	0.01%

LVIP Government Money Market Fund - Standard Class	2025		1.25%	2.70%	7.96	10.87	126,657	1,265,713	1.20%	2.68%	3.84%
	2024		1.25%	2.70%	7.86	10.60	42,547	418,234	2.14%	3.63%	4.84%
	2023		1.25%	2.70%	7.70	10.25	46,421	444,580	1.96%	3.45%	4.60%
	2022		1.25%	2.70%	7.55	9.92	84,978	778,735	-1.40%	0.04%	1.40%
	2021		1.25%	2.70%	7.66	9.93	68,201	636,251	-2.65%	-1.23%	0.01%

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.89%
	2024		0.65%	3.30%	13.16	17.90	2,196,420	35,759,279	9.01%	11.93%	1.60%
	2023		0.65%	3.30%	12.07	15.99	2,517,294	36,951,919	8.16%	11.07%	1.74%
	2022		0.65%	3.30%	11.16	14.40	2,692,955	35,915,344	-10.27%	-7.86%	1.45%
	2021		0.65%	3.30%	12.44	15.62	2,961,463	43,216,722	16.29%	19.41%	1.06%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.65%	0.65%	18.60	18.60	347	6,460	12.33%	12.33%	2.05%
	2023		0.65%	0.65%	16.56	16.56	360	5,953	11.45%	11.45%	2.18%
	2022		0.65%	0.65%	14.86	14.86	355	5,269	-7.53%	-7.53%	1.81%
	2021		0.65%	0.65%	16.06	16.06	394	6,330	19.81%	19.81%	1.46%

LVIP JPMorgan Core Bond Fund - Service Class	2025		0.10%	3.25%	8.56	11.42	3,285,359	33,435,096	3.72%	7.04%	3.94%
	2024		0.10%	3.30%	8.22	10.67	2,581,403	24,731,742	-1.84%	1.36%	4.76%
	2023		0.10%	3.30%	8.37	10.52	1,953,786	18,688,285	2.22%	5.56%	3.27%
	2022		0.10%	3.30%	8.19	9.97	1,619,586	14,873,592	-15.57%	-12.82%	1.74%
	2021		0.10%	3.30%	9.72	11.44	1,577,260	16,853,043	-4.81%	-1.76%	1.65%

LVIP JPMorgan High Yield Fund - Service Class	2025		0.10%	3.25%	11.42	20.96	734,460	12,818,972	5.12%	8.48%	5.95%
	2024		0.10%	3.25%	10.79	19.42	732,197	12,137,374	4.37%	7.71%	6.61%
	2023		0.10%	3.25%	10.27	18.12	759,052	11,928,532	7.93%	11.38%	4.50%
	2022		0.10%	3.25%	9.60	16.35	798,290	11,454,673	-13.32%	-10.55%	5.11%
	2021		0.10%	3.25%	11.06	18.37	878,436	14,265,428	2.77%	6.06%	4.34%

LVIP JPMorgan Mid Cap Value Fund - Service Class	2025		0.95%	1.70%	12.86	13.12	113,298	1,471,592	2.69%	3.46%	1.18%
	2024		1.10%	1.55%	12.55	12.64	62,038	781,605	12.27%	12.78%	1.37%
	2023	6/16/2023	1.10%	1.55%	11.18	11.21	7,448	83,371	7.62%	9.55%	1.81%

LVIP JPMorgan Retirement Income Fund - Service Class	2025		0.30%	2.95%	12.35	16.48	324,291	4,745,809	8.57%	11.49%	2.89%
	2024		0.30%	2.95%	11.32	14.92	367,247	4,844,958	4.57%	7.38%	2.88%
	2023		0.30%	2.95%	10.76	14.03	377,623	4,671,713	8.09%	10.99%	3.35%
	2022		1.25%	2.95%	10.20	12.76	385,024	4,294,571	-16.07%	-14.63%	1.88%
	2021		0.95%	2.95%	11.96	14.95	356,827	4,597,203	2.53%	4.61%	2.08%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	2025		0.65%	3.30%	13.17	26.82	1,700,113	33,235,156	-2.03%	0.60%	0.85%
	2024		0.65%	3.30%	13.44	26.70	1,882,634	36,907,383	11.41%	14.40%	1.02%
	2023		0.65%	3.30%	12.07	23.88	2,306,290	39,970,780	8.17%	11.08%	1.27%
	2022		0.65%	3.30%	11.16	22.00	2,490,093	39,232,560	-12.34%	-9.98%	1.08%
	2021		0.65%	3.30%	12.73	25.01	2,806,275	49,581,990	24.57%	27.91%	0.73%

LVIP JPMorgan Short Duration Bond Fund - Service Class	2025		0.10%	3.20%	8.01	13.98	2,797,299	32,972,949	1.57%	4.76%	3.50%
	2024		0.10%	3.15%	7.88	13.41	2,963,107	33,819,032	0.77%	3.89%	3.60%
	2023		0.10%	3.15%	7.82	12.98	3,270,300	36,493,641	1.43%	4.57%	3.18%
	2022		0.20%	3.15%	7.71	12.48	3,427,048	37,143,867	-7.37%	-4.60%	2.07%
	2021		0.20%	3.15%	8.33	13.14	3,983,625	45,891,896	-4.11%	-1.25%	1.34%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025		0.65%	0.65%	13.58	13.58	4,290	58,247	4.51%	4.51%	4.31%
	2024		0.65%	0.65%	12.99	12.99	1,806	23,471	3.62%	3.62%	4.14%
	2023		0.65%	0.65%	12.54	12.54	1,653	20,727	4.31%	4.31%	3.68%
	2022		0.65%	0.65%	12.02	12.02	1,511	18,164	-4.74%	-4.74%	2.70%
	2021		0.65%	0.65%	12.62	12.62	1,368	17,258	-1.32%	-1.32%	1.90%

LVIP JPMorgan Small Cap Core Fund - Service Class	2025		0.95%	1.95%	13.28	13.63	185,953	2,506,909	7.88%	8.96%	0.56%
	2024		1.30%	1.65%	12.37	12.44	110,009	1,367,216	9.62%	10.00%	0.99%
	2023	7/17/2023	0.10%	1.65%	11.28	11.39	32,042	362,657	2.34%	14.05%	1.30%

LVIP JPMorgan U.S. Equity Fund - Service Class	2025		0.95%	2.95%	15.23	16.06	455,299	7,253,566	10.94%	13.18%	0.31%
	2024		0.95%	2.60%	13.81	14.19	296,249	4,180,444	20.51%	22.51%	0.48%
	2023	7/3/2023	0.95%	2.60%	11.46	11.58	98,342	1,134,883	3.47%	11.93%	0.94%

LVIP Loomis Sayles Global Growth Fund - Service Class	2025		0.10%	1.35%	21.98	24.18	8,389	195,705	15.61%	17.06%	0.00%
	2024		0.10%	1.10%	19.33	20.65	11,992	238,405	20.97%	22.18%	0.00%
	2023		0.10%	1.10%	15.98	16.90	7,373	121,883	34.89%	36.24%	0.12%
	2022		0.10%	1.10%	11.85	12.41	8,302	101,102	-26.81%	-26.08%	0.00%
	2021		0.10%	1.10%	16.18	16.78	6,518	106,966	4.59%	5.64%	0.00%

LVIP Macquarie Wealth Builder Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.98%
	2024		1.15%	2.85%	12.62	26.25	99,891	2,179,213	4.87%	6.67%	2.56%
	2023		1.15%	2.85%	11.87	24.67	102,270	2,100,367	6.56%	8.39%	2.77%
	2022		1.30%	2.85%	10.99	22.82	93,406	1,760,693	-13.92%	-12.58%	2.04%
	2021		1.30%	2.85%	12.60	25.65	85,772	1,841,597	8.37%	10.07%	2.01%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.21%
	2024		1.70%	2.45%	17.84	25.67	1,305	32,806	5.56%	6.36%	1.32%
	2023		1.40%	2.45%	16.90	25.80	4,557	114,647	7.25%	8.38%	2.80%
	2022		1.40%	2.45%	15.76	23.81	4,871	112,892	-13.36%	-12.44%	2.25%
	2021		1.40%	2.45%	18.19	27.19	4,974	131,634	9.09%	10.23%	2.01%

LVIP MFS International Growth Fund - Service Class	2025		0.10%	3.25%	14.62	31.47	746,596	14,309,356	15.02%	18.69%	1.37%
	2024		0.10%	3.25%	12.80	26.70	726,233	11,881,343	4.38%	7.72%	1.28%
	2023		0.10%	3.25%	12.22	24.96	784,139	12,081,187	10.76%	14.31%	1.86%
	2022		0.10%	3.25%	10.99	21.99	855,332	11,657,662	-17.24%	-14.58%	0.81%
	2021		0.10%	3.25%	13.22	25.92	889,609	14,343,846	7.42%	10.86%	0.46%

LVIP MFS Value Fund - Service Class	2025		0.10%	3.25%	15.08	42.38	1,632,335	45,316,492	9.17%	12.67%	1.48%
	2024		0.10%	3.25%	14.00	37.88	1,642,276	41,557,156	7.99%	11.46%	1.47%
	2023		0.10%	3.25%	12.88	34.23	1,672,902	39,253,898	4.35%	7.69%	1.58%
	2022		0.10%	3.25%	15.60	32.81	1,634,685	36,508,820	-9.31%	-6.40%	1.54%
	2021		0.10%	3.25%	16.87	35.24	1,739,106	41,957,256	21.15%	25.03%	1.22%

LVIP Mondrian Global Income Fund - Service Class	2025		0.20%	3.15%	6.58	11.17	1,991,189	18,623,710	2.85%	5.93%	0.24%
	2024		0.20%	3.15%	6.40	10.60	2,168,170	19,470,330	-8.33%	-5.58%	1.91%
	2023		0.30%	3.15%	6.98	11.27	2,313,477	22,435,242	0.55%	3.45%	0.00%
	2022		0.30%	3.15%	6.94	10.94	2,377,462	22,600,829	-17.97%	-15.60%	0.00%
	2021		0.10%	3.15%	8.46	13.00	2,552,349	29,123,646	-8.27%	-5.95%	2.90%

LVIP Mondrian International Value Fund - Service Class	2025		0.10%	3.25%	14.08	36.85	467,450	11,657,539	31.70%	35.91%	3.71%
	2024		0.10%	3.25%	10.64	27.45	530,606	9,929,089	1.09%	4.33%	2.86%
	2023		0.10%	3.25%	10.47	26.64	562,798	10,285,631	15.98%	19.69%	3.04%
	2022		0.10%	3.25%	8.98	22.54	596,811	9,315,214	-13.83%	-11.07%	2.59%
	2021		0.10%	3.25%	10.37	25.66	573,918	10,392,556	7.44%	10.88%	3.15%

LVIP Mondrian International Value Fund - Standard Class	2025		1.25%	2.55%	18.59	41.06	17,475	649,113	32.95%	34.69%	3.90%
	2024		1.25%	2.55%	13.97	30.59	20,532	565,749	2.06%	3.40%	3.09%
	2023		1.25%	2.55%	13.68	29.69	21,864	587,522	17.09%	18.62%	3.10%
	2022		1.25%	2.55%	11.68	25.12	27,100	623,145	-13.01%	-11.87%	2.78%
	2021		1.25%	2.55%	13.42	28.60	28,501	746,410	8.46%	9.88%	3.38%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	2025		1.10%	3.00%	16.48	20.56	567,799	11,273,377	12.00%	14.14%	0.82%
	2024		1.10%	3.00%	14.71	18.01	433,860	7,528,371	13.00%	15.16%	1.20%
	2023		1.10%	3.00%	13.02	15.64	339,556	5,092,697	21.87%	24.21%	0.96%
	2022		1.10%	3.00%	10.68	12.59	374,167	4,535,470	-20.64%	-19.11%	1.29%
	2021		1.10%	3.00%	13.51	15.56	393,835	5,938,105	12.13%	14.23%	1.57%

LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	2025		0.30%	3.30%	13.10	17.74	2,817,432	44,797,815	15.83%	19.35%	1.92%
	2024		0.30%	3.30%	11.28	14.92	3,366,553	45,348,497	4.23%	7.41%	1.75%
	2023		0.30%	3.30%	10.80	13.94	3,789,364	48,074,294	9.91%	13.25%	1.73%
	2022		0.65%	3.30%	9.80	12.35	3,893,719	44,142,774	-19.19%	-17.01%	0.96%
	2021		0.20%	3.30%	12.20	14.88	3,701,510	50,959,285	8.50%	11.41%	0.82%

LVIP Nomura Diversified Floating Rate Fund - Service Class	2025		0.10%	3.20%	8.17	12.50	4,414,171	46,218,569	1.22%	4.41%	3.65%
	2024		0.10%	3.20%	8.07	11.97	4,866,229	49,510,300	2.47%	5.69%	4.56%
	2023		0.10%	3.20%	7.88	11.32	5,133,618	50,231,211	2.00%	5.21%	4.88%
	2022		0.10%	3.20%	7.72	10.76	5,323,305	50,172,418	-3.31%	-0.26%	2.12%
	2021		0.10%	3.20%	7.99	10.79	5,492,002	52,622,812	-3.01%	0.04%	0.96%

LVIP Nomura Diversified Floating Rate Fund - Standard Class	2023		0.65%	0.65%	11.50	11.50	12,817	147,453	4.88%	4.88%	5.28%
	2022		0.65%	0.65%	10.97	10.97	12,817	140,587	-0.55%	-0.55%	2.45%
	2021		0.65%	0.65%	11.03	11.03	12,321	135,897	-0.25%	-0.25%	1.36%

LVIP Nomura High Yield Fund - Service Class	2025		0.10%	2.90%	11.19	36.09	161,033	3,832,408	5.82%	8.84%	5.60%
	2024		0.10%	2.90%	10.56	33.67	168,396	3,863,873	3.30%	6.23%	6.18%
	2023		0.10%	2.90%	10.05	32.17	166,326	3,774,318	9.13%	12.22%	5.65%
	2022		0.75%	2.90%	9.86	29.10	239,122	4,323,374	-14.19%	-12.32%	6.24%
	2021		0.75%	2.90%	13.98	33.47	187,832	4,670,862	1.60%	3.80%	8.95%

LVIP Nomura High Yield Fund - Standard Class	2025		1.40%	2.35%	20.85	31.06	4,360	125,573	6.72%	7.74%	5.94%
	2024		1.40%	2.35%	19.53	28.83	4,611	122,745	4.19%	5.18%	6.38%
	2023		1.40%	2.35%	18.75	27.41	4,877	123,022	10.05%	11.10%	6.60%
	2022		1.40%	2.35%	17.04	24.67	5,767	131,755	-13.47%	-12.64%	5.08%
	2021		1.40%	2.35%	19.69	28.24	7,654	202,988	2.49%	3.46%	9.67%

LVIP Nomura Mid Cap Value Fund - Service Class	2025		0.10%	3.00%	13.63	43.00	362,967	10,491,261	9.62%	12.85%	1.10%
	2024		0.10%	3.00%	12.13	38.38	368,116	9,798,159	11.04%	14.32%	1.07%
	2023		0.10%	3.00%	10.66	33.81	387,198	9,345,392	7.58%	10.74%	1.32%
	2022		0.30%	3.00%	16.24	30.74	406,501	8,908,690	-11.88%	-9.47%	1.32%
	2021		0.30%	3.00%	20.58	34.13	370,883	9,198,500	27.57%	30.41%	1.06%

LVIP Nomura SMID Cap Core Fund - Service Class	2025		0.10%	2.95%	15.84	73.60	219,664	9,534,065	5.38%	8.42%	0.33%
	2024		0.10%	2.95%	19.09	68.91	238,715	9,970,305	11.06%	14.28%	0.37%
	2023		0.10%	2.95%	16.92	61.22	237,318	9,322,962	12.73%	15.99%	0.95%
	2022		0.30%	2.95%	14.77	53.58	231,888	8,231,678	-16.49%	-14.25%	0.18%
	2021		0.30%	3.00%	17.41	63.30	238,502	10,127,305	19.19%	22.46%	0.57%

LVIP Nomura SMID Cap Core Fund - Standard Class	2025		1.40%	1.40%	45.33	45.33	6,136	278,157	7.34%	7.34%	0.58%
	2024		1.40%	1.40%	42.23	42.23	6,243	263,674	13.14%	13.14%	0.61%
	2023		1.40%	1.40%	37.33	37.33	7,526	280,929	14.83%	14.83%	1.13%
	2022		1.40%	1.40%	32.51	32.51	7,904	256,933	-14.93%	-14.93%	0.35%
	2021		1.40%	1.40%	38.21	38.21	12,609	481,829	21.47%	21.47%	0.96%

LVIP Nomura Social Awareness Fund - Service Class	2025		0.95%	3.00%	20.34	72.99	100,205	5,056,671	11.27%	13.57%	0.36%
	2024		0.95%	3.00%	25.51	66.76	109,565	5,068,224	17.08%	19.51%	0.46%
	2023		0.95%	3.00%	21.43	56.09	125,593	5,023,837	25.89%	28.50%	0.67%
	2022		0.95%	3.00%	16.74	43.82	134,018	4,195,752	-22.36%	-20.75%	0.78%
	2021		0.95%	3.00%	21.68	55.52	137,902	5,485,507	22.27%	24.80%	0.48%

LVIP Nomura Social Awareness Fund - Standard Class	2025		1.25%	2.60%	44.94	85.31	2,907	225,192	12.10%	13.63%	0.74%
	2024		1.25%	2.60%	40.09	75.34	3,044	207,728	17.97%	19.56%	0.84%
	2023		1.25%	2.60%	33.98	63.23	3,847	219,034	26.84%	28.56%	0.95%
	2022		1.25%	2.60%	26.79	49.36	5,053	229,022	-21.78%	-20.71%	1.13%
	2021		1.25%	2.60%	34.25	62.47	5,713	326,459	23.19%	24.86%	0.84%

LVIP Nomura U.S. Growth Fund - Service Class	2025		0.20%	3.25%	26.83	94.91	219,787	15,662,031	18.33%	21.99%	0.00%
	2024		0.20%	3.25%	23.20	78.62	206,960	13,054,383	29.39%	33.40%	0.00%
	2023		0.20%	3.25%	15.54	59.72	277,423	13,397,875	43.18%	47.61%	0.00%
	2022		0.30%	3.25%	17.38	41.03	236,521	7,758,609	-30.19%	-28.10%	0.00%
	2021		0.30%	3.25%	27.97	57.81	232,668	10,780,858	13.98%	16.98%	0.00%

LVIP Nomura U.S. REIT Fund - Service Class	2025		0.10%	2.90%	10.06	46.67	293,541	7,703,383	-2.16%	0.62%	2.60%
	2024		0.10%	2.90%	10.25	46.99	304,361	8,231,230	4.47%	7.44%	2.78%
	2023		0.10%	2.90%	9.79	44.31	333,779	8,559,479	9.04%	12.13%	3.12%
	2022		0.10%	2.90%	9.65	40.03	341,113	8,085,200	-27.66%	-25.60%	2.80%
	2021		0.10%	2.90%	13.14	54.51	361,356	11,778,938	38.47%	42.26%	2.37%

LVIP Nomura U.S. REIT Fund - Standard Class	2025		1.40%	2.15%	20.75	54.24	6,077	326,687	-1.13%	-0.39%	2.95%
	2024		1.40%	2.15%	20.99	54.45	6,282	338,826	5.58%	6.37%	3.23%
	2023		1.40%	2.15%	19.88	51.19	6,358	322,155	10.18%	11.01%	3.00%
	2022		1.40%	2.15%	18.04	46.11	7,728	353,077	-26.89%	-26.34%	3.16%
	2021		1.40%	2.15%	24.68	62.60	7,911	490,084	40.03%	41.08%	3.03%

LVIP PIMCO Low Duration Bond Fund - Service Class	2025		0.10%	3.15%	8.56	11.78	4,211,396	43,693,659	1.94%	5.10%	3.45%
	2024		0.10%	3.15%	8.40	11.21	4,549,372	45,567,672	1.62%	4.76%	4.17%
	2023		0.10%	3.15%	8.26	10.70	4,716,050	45,772,157	1.37%	4.51%	3.17%
	2022		0.10%	3.15%	8.15	10.24	4,949,732	46,453,966	-8.06%	-5.21%	1.84%
	2021		0.10%	3.15%	8.86	10.80	5,303,079	53,148,637	-3.96%	-0.99%	1.40%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2025		0.65%	0.65%	11.79	11.79	696	8,202	4.78%	4.78%	3.95%
	2024		0.65%	0.65%	11.25	11.25	675	7,592	4.45%	4.45%	4.88%
	2023		0.65%	0.65%	10.77	10.77	591	6,358	4.19%	4.19%	3.60%
	2022		0.65%	0.65%	10.33	10.33	574	5,937	-5.49%	-5.49%	2.15%
	2021		0.65%	0.65%	10.94	10.94	623	6,808	-1.29%	-1.29%	1.70%

LVIP SSGA Bond Index Fund - Service Class	2025		0.10%	3.25%	7.81	13.58	4,203,238	47,359,338	3.13%	6.43%	3.08%
	2024		0.20%	3.25%	7.58	12.83	4,396,269	47,194,236	-2.42%	0.60%	3.16%
	2023		0.20%	3.25%	7.76	12.81	4,288,158	46,434,619	1.67%	4.83%	2.58%
	2022		0.30%	3.25%	7.64	12.28	4,252,582	44,712,220	-16.42%	-13.92%	1.83%
	2021		0.30%	3.25%	9.14	14.32	4,675,500	57,870,025	-5.35%	-2.52%	1.69%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.65%	1.65%	10.78	13.40	19,102	237,625	5.05%	6.11%	3.36%
	2024		1.65%	1.65%	10.26	10.26	19,123	224,874	-0.60%	-0.60%	4.99%
	2023		1.65%	1.65%	10.32	10.32	6,870	70,937	3.57%	3.57%	2.82%
	2022		1.65%	1.65%	9.97	9.97	6,772	67,508	-14.86%	-14.86%	2.15%
	2021		1.65%	1.65%	11.71	11.71	7,259	84,996	-3.58%	-3.58%	1.94%

LVIP SSGA Conservative Index Allocation Fund - Service Class	2025		0.80%	2.80%	13.62	19.10	664,164	10,778,335	9.41%	11.62%	2.44%
	2024		0.80%	2.80%	12.27	17.11	707,901	10,417,715	2.77%	4.84%	2.42%
	2023		0.95%	2.80%	11.76	15.36	781,087	10,892,680	7.41%	9.41%	2.17%
	2022		0.95%	2.80%	10.79	14.26	784,593	10,117,240	-17.31%	-15.77%	2.48%
	2021		0.95%	2.80%	12.87	16.96	759,538	11,838,464	3.17%	5.10%	2.00%

LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2025		0.10%	2.55%	13.49	16.07	114,793	1,713,040	29.80%	33.02%	3.08%
	2024		0.10%	1.70%	10.95	12.08	112,461	1,278,137	4.74%	6.43%	2.52%
	2023		0.10%	1.70%	10.46	11.35	113,975	1,228,234	6.73%	8.45%	3.22%
	2022		0.10%	1.70%	9.80	10.47	100,330	1,007,397	-22.71%	-21.46%	3.23%
	2021		0.10%	1.70%	12.67	13.33	67,443	869,216	-5.16%	-3.63%	2.61%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	2025		0.30%	3.00%	12.41	21.28	2,207,953	40,976,234	10.72%	13.75%	2.13%
	2024		0.30%	3.00%	11.20	18.81	2,613,778	43,269,518	6.46%	9.37%	2.68%
	2023		0.30%	3.00%	10.51	17.28	3,071,845	47,199,729	9.88%	12.89%	2.19%
	2022		0.65%	3.00%	9.55	15.38	3,383,031	46,611,004	-17.07%	-15.10%	3.50%
	2021		0.65%	3.00%	11.51	18.15	3,640,525	59,372,302	8.97%	11.57%	4.66%

LVIP SSGA International Index Fund - Service Class	2025		0.10%	3.25%	12.91	21.05	881,024	14,369,683	26.67%	30.72%	3.02%
	2024		0.30%	3.25%	10.15	15.68	1,017,809	12,829,335	-0.33%	2.66%	2.98%
	2023		0.30%	3.25%	10.14	19.20	1,033,282	12,789,623	13.52%	16.92%	2.94%
	2022		0.10%	3.25%	8.90	16.50	1,121,376	11,950,071	-17.27%	-14.62%	4.17%
	2021		0.10%	3.25%	10.71	19.46	1,126,250	14,240,715	7.24%	10.45%	2.30%

LVIP SSGA International Managed Volatility Fund - Service Class	2025		0.30%	3.00%	10.50	16.02	1,285,151	15,990,395	21.00%	24.31%	2.68%
	2024		0.30%	3.00%	8.68	12.99	1,693,589	17,179,082	-0.51%	2.21%	2.63%
	2023		0.30%	3.00%	8.72	12.81	1,915,065	19,279,738	13.69%	16.80%	2.61%
	2022		0.65%	3.00%	7.67	11.06	2,262,720	19,752,015	-19.49%	-17.58%	3.86%
	2021		0.65%	3.00%	9.53	13.48	2,313,333	24,743,045	7.23%	9.77%	1.96%

LVIP SSGA Large Cap Managed Volatility Fund - Service Class	2025		0.30%	3.30%	20.83	30.88	2,229,778	62,983,359	5.80%	9.02%	0.66%
	2024		0.30%	3.30%	19.69	28.47	2,536,909	66,597,861	20.04%	23.69%	0.91%
	2023		0.30%	3.30%	16.40	23.13	2,984,956	64,073,540	20.11%	23.76%	1.13%
	2022		0.80%	3.30%	13.66	18.78	3,171,407	55,690,751	-19.69%	-17.66%	1.12%
	2021		0.20%	3.30%	17.01	22.81	3,170,472	68,089,871	23.63%	26.76%	1.15%

LVIP SSGA Mid-Cap Index Fund - Service Class	2025		0.10%	3.25%	15.30	23.73	988,553	19,719,925	3.45%	6.76%	0.97%
	2024		0.10%	3.25%	15.76	22.23	957,855	18,128,143	9.65%	13.16%	1.08%
	2023		0.10%	3.25%	14.10	19.64	864,332	14,731,362	12.05%	15.63%	1.22%
	2022		0.10%	3.25%	12.35	16.99	844,816	12,603,219	-16.38%	-13.70%	1.16%
	2021		0.10%	3.25%	14.49	19.28	841,032	15,072,577	20.09%	23.44%	0.99%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.65%	0.65%	23.08	23.08	4,329	99,938	6.44%	6.44%	1.19%
	2024		0.65%	0.65%	21.69	21.69	4,329	93,892	12.81%	12.81%	1.28%
	2023		0.65%	0.65%	19.22	19.22	4,329	83,227	15.30%	15.30%	1.43%
	2022		0.65%	0.65%	16.67	16.67	4,329	72,186	-13.96%	-13.96%	1.49%
	2021	5/19/2021	0.65%	0.65%	19.38	19.38	4,153	80,483	6.56%	6.56%	1.12%

LVIP SSGA Moderate Index Allocation Fund - Service Class	2025		0.30%	3.25%	11.33	24.68	1,732,855	36,300,044	11.66%	15.00%	2.10%
	2024		0.30%	3.25%	10.09	21.53	1,912,938	35,308,431	4.65%	7.78%	2.27%
	2023		0.30%	3.25%	11.82	20.05	2,096,013	36,622,853	9.66%	12.94%	2.07%
	2022		0.30%	3.25%	10.77	17.81	2,173,830	34,157,392	-18.32%	-15.88%	2.48%
	2021		0.30%	3.25%	13.16	21.25	2,314,891	43,847,738	6.60%	9.79%	2.03%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2025		0.30%	2.95%	16.23	24.95	977,140	20,889,128	13.73%	16.78%	2.04%
	2024		0.30%	3.00%	14.05	22.48	1,032,222	19,239,569	5.78%	8.67%	2.26%
	2023		0.30%	3.00%	13.06	20.79	963,293	17,440,748	11.15%	14.19%	1.97%
	2022		0.30%	3.00%	11.56	18.30	943,829	15,259,215	-18.57%	-16.34%	2.31%
	2021		0.30%	3.00%	13.96	21.98	1,013,273	19,898,419	7.80%	10.75%	1.91%

LVIP SSGA Nasdaq-100 Index Fund - Service Class	2025		0.10%	1.50%	17.70	18.89	252,942	4,613,762	18.41%	20.08%	0.07%
	2024		0.95%	1.50%	14.95	15.25	219,802	3,347,631	23.08%	23.76%	0.27%
	2023		0.95%	1.35%	12.19	12.32	508,945	6,207,768	52.05%	52.66%	0.42%
	2022		0.95%	1.25%	8.03	8.07	17,685	142,584	-33.73%	-33.53%	0.20%
	2021	7/8/2021	0.95%	1.25%	12.12	12.14	4,742	57,576	2.68%	10.35%	0.30%

LVIP SSGA S&P 500 Index Fund - Service Class	2025		0.10%	3.25%	18.49	67.94	5,450,526	228,104,675	13.55%	17.18%	0.83%
	2024		0.10%	3.25%	16.19	58.27	5,453,566	198,711,813	20.44%	24.29%	0.95%
	2023		0.10%	3.25%	13.44	47.11	5,540,408	166,707,474	21.68%	25.57%	1.29%
	2022		0.10%	3.25%	17.21	37.71	5,448,807	133,518,187	-21.12%	-18.60%	1.36%
	2021		0.10%	3.25%	21.79	46.55	4,591,639	146,657,731	24.01%	27.97%	1.05%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		1.40%	2.70%	43.92	56.22	24,970	1,355,592	14.47%	15.96%	0.92%
	2024		1.40%	2.70%	38.33	48.48	31,764	1,481,976	21.42%	23.00%	1.14%
	2023		1.40%	2.70%	31.54	39.42	34,634	1,303,942	22.65%	24.26%	1.43%
	2022		1.40%	2.70%	25.69	31.72	37,836	1,146,590	-20.49%	-19.45%	1.37%
	2021		1.40%	2.70%	32.28	39.38	47,467	1,789,630	25.00%	26.64%	1.27%

LVIP SSGA Short-Term Bond Index Fund - Service Class	2025		0.10%	3.15%	9.51	11.92	1,683,377	18,250,128	1.98%	5.14%	3.92%
	2024		0.10%	3.05%	9.39	11.34	1,613,287	16,840,978	1.49%	4.52%	4.75%
	2023		0.10%	3.05%	9.26	10.85	1,593,271	16,143,636	1.76%	4.80%	2.92%
	2022		0.10%	3.05%	9.10	10.35	1,414,363	13,855,915	-6.59%	-3.79%	1.22%
	2021		0.10%	3.05%	9.74	10.76	1,480,170	15,238,010	-3.71%	-0.87%	0.78%

LVIP SSGA Small-Cap Index Fund - Service Class	2025		0.10%	3.25%	14.19	36.21	1,461,320	35,690,167	8.60%	12.07%	0.83%
	2024		0.10%	3.25%	13.06	32.47	1,546,167	34,394,629	7.33%	10.75%	1.57%
	2023		0.10%	3.25%	12.42	29.47	1,587,980	32,388,512	12.49%	16.09%	1.06%
	2022		0.10%	3.25%	12.60	26.08	1,583,983	28,279,155	-23.51%	-21.06%	0.93%
	2021		0.10%	3.25%	16.45	33.99	1,598,654	36,837,407	10.61%	13.92%	0.61%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.65%	0.65%	52.62	52.62	1,729	90,965	11.73%	11.73%	1.13%
	2024		0.65%	0.65%	47.10	47.10	1,729	81,412	10.42%	10.42%	1.86%
	2023		0.65%	0.65%	42.65	42.65	1,729	73,727	15.74%	15.74%	1.30%
	2022		0.65%	0.65%	36.85	36.85	1,729	63,697	-21.30%	-21.30%	1.24%
	2021	5/19/2021	0.65%	0.65%	46.82	46.82	1,652	77,349	2.42%	2.42%	0.86%

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2025		0.30%	3.30%	12.18	17.69	2,971,307	47,028,361	0.84%	3.92%	1.14%
	2024		0.30%	3.30%	12.07	17.09	3,211,962	49,565,691	7.45%	10.72%	2.17%
	2023		0.30%	3.30%	11.24	15.49	3,690,835	52,039,441	9.73%	13.07%	0.96%
	2022		0.50%	3.30%	10.24	13.74	3,695,169	46,664,077	-21.21%	-18.97%	0.78%
	2021		0.50%	3.30%	12.93	16.99	3,624,894	57,062,032	12.19%	15.37%	2.34%

LVIP Structured Conservative Allocation Fund - Service Class	2025		0.10%	3.05%	13.09	19.43	441,987	7,382,174	10.03%	13.31%	2.43%
	2024		0.10%	3.05%	11.90	17.24	506,393	7,617,803	3.01%	6.09%	2.94%
	2023		0.10%	3.05%	11.55	16.34	553,513	7,953,835	6.69%	9.88%	2.32%
	2022		0.10%	3.05%	10.83	14.95	594,435	7,871,062	-16.12%	-13.60%	3.66%
	2021		0.10%	3.05%	12.91	17.40	579,364	8,972,080	3.95%	7.06%	3.49%

LVIP Structured Moderate Allocation Fund - Service Class	2025		0.10%	3.20%	13.44	24.72	2,025,721	43,130,725	13.29%	16.86%	2.32%
	2024		0.10%	3.05%	12.26	21.27	2,245,058	41,210,829	5.86%	9.03%	3.28%
	2023		0.10%	3.05%	11.53	19.62	2,432,599	41,432,384	9.42%	12.70%	2.29%
	2022		0.10%	3.05%	12.07	17.50	2,653,842	40,683,107	-15.98%	-13.46%	4.20%
	2021		0.10%	3.05%	14.13	20.34	2,859,054	51,665,608	8.52%	11.76%	4.39%

LVIP Structured Moderate Allocation Fund - Standard Class	2025	8/22/2025	1.40%	2.80%	10.56	11.66	64,068	679,272	0.89%	4.15%	2.36%

LVIP Structured Moderately Aggressive Allocation Fund - Service Class	2025		0.65%	2.95%	14.48	27.11	969,886	22,367,801	15.58%	18.26%	2.14%
	2024		0.65%	2.95%	12.53	22.93	1,155,671	22,824,468	7.00%	9.49%	3.00%
	2023		0.65%	2.95%	13.94	20.94	1,266,577	23,103,161	10.67%	13.24%	2.29%
	2022		0.65%	2.95%	12.40	18.49	1,315,576	21,433,265	-15.87%	-13.91%	4.58%
	2021		0.65%	2.95%	14.50	21.48	1,455,552	27,832,548	10.09%	12.66%	4.74%

LVIP T. Rowe Price 2010 Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.08%
	2021		1.60%	1.65%	16.12	16.24	7,246	117,002	6.56%	6.61%	1.05%

LVIP T. Rowe Price 2020 Fund - Service Class	2025		1.60%	1.90%	17.17	18.16	4,664	80,512	10.62%	10.95%	2.52%
	2024		1.60%	1.90%	15.52	16.37	6,315	99,193	6.48%	6.80%	2.33%
	2023		1.60%	1.90%	14.58	15.32	7,979	118,046	11.14%	11.47%	2.16%
	2022		1.60%	1.90%	13.12	13.75	9,909	132,097	-16.99%	-16.74%	2.61%
	2021		1.60%	1.90%	15.80	16.51	6,207	98,519	7.88%	8.21%	2.67%

LVIP T. Rowe Price 2030 Fund - Service Class	2025		1.90%	1.90%	18.52	18.52	3,208	59,414	12.55%	12.55%	2.15%
	2024		1.90%	1.90%	16.46	16.46	3,418	56,247	8.07%	8.07%	1.91%
	2023		1.90%	1.90%	15.23	15.23	3,645	55,499	13.66%	13.66%	1.80%
	2022		1.90%	1.90%	13.40	13.40	3,901	52,266	-18.63%	-18.63%	1.90%
	2021		1.90%	1.90%	16.46	16.46	4,160	68,497	11.18%	11.18%	2.00%

LVIP T. Rowe Price 2040 Fund - Service Class	2023		1.40%	1.40%	16.78	16.78	2,276	38,185	17.24%	17.24%	1.49%
	2022		1.40%	1.40%	14.31	14.31	2,276	32,572	-19.09%	-19.09%	1.56%
	2021		1.40%	1.40%	17.69	17.69	2,276	40,256	15.02%	15.02%	2.40%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2025		0.10%	3.25%	15.16	83.52	497,296	28,334,015	7.22%	10.65%	0.00%
	2024		0.10%	3.25%	14.04	76.43	528,705	27,725,927	19.42%	23.24%	0.09%
	2023		0.10%	3.25%	11.67	62.80	539,339	24,281,239	17.01%	20.76%	0.00%
	2022		0.10%	3.25%	17.03	52.66	532,757	20,058,064	-27.13%	-24.79%	0.00%
	2021		0.10%	3.25%	22.93	70.90	479,197	25,557,202	9.93%	13.22%	0.01%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025		1.40%	2.65%	49.59	91.64	2,204	162,867	8.14%	9.50%	0.00%
	2024		1.40%	2.65%	45.86	83.85	2,745	186,601	20.44%	21.95%	0.34%
	2023		1.40%	2.65%	38.08	68.88	2,481	134,685	18.00%	19.49%	0.03%
	2022		1.40%	2.65%	32.27	57.77	2,529	114,920	-26.50%	-25.58%	0.02%
	2021		1.40%	2.65%	43.90	77.77	2,495	153,272	10.87%	12.26%	0.01%

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2025		1.15%	3.45%	12.74	15.02	1,323,624	19,389,188	5.25%	7.69%	1.27%
	2024		1.15%	3.45%	12.11	13.94	1,253,233	17,084,602	10.91%	13.49%	1.78%
	2023		1.15%	3.45%	10.92	12.29	1,421,082	17,143,880	11.60%	14.20%	1.24%
	2022		1.15%	3.45%	9.78	10.76	1,343,048	14,247,523	-24.42%	-22.66%	1.30%
	2021		1.15%	3.45%	13.19	13.91	1,122,262	15,451,935	14.57%	16.53%	2.53%

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	2025		0.30%	3.25%	12.60	17.57	3,844,770	58,818,558	4.82%	7.95%	1.43%
	2024		0.30%	3.25%	12.02	16.28	4,277,565	61,320,409	9.65%	12.93%	2.07%
	2023		0.30%	3.25%	10.96	14.42	4,852,945	62,362,340	11.06%	14.38%	1.38%
	2022		0.30%	3.25%	9.87	12.60	5,035,055	57,048,309	-22.88%	-20.57%	1.34%
	2021		0.30%	3.25%	12.80	15.87	4,779,488	68,877,026	11.40%	14.74%	2.46%

LVIP Vanguard Bond Allocation Fund - Service Class	2025		0.10%	3.30%	7.62	11.16	8,582,827	85,296,729	2.62%	5.95%	3.27%
	2024		0.10%	3.30%	7.43	10.60	8,585,462	81,478,631	-2.10%	1.08%	3.54%
	2023		0.10%	3.30%	7.58	10.69	7,896,977	75,270,517	2.30%	5.63%	3.11%
	2022		0.10%	3.30%	7.41	10.17	7,469,481	68,285,423	-16.39%	-13.67%	1.75%
	2021		0.10%	3.30%	8.86	11.85	7,648,130	82,045,903	-4.74%	-1.65%	1.24%

LVIP Vanguard Bond Allocation Fund - Standard Class	2025		0.65%	0.65%	11.74	11.74	603	7,074	5.64%	5.64%	3.61%
	2024		0.65%	0.65%	11.11	11.11	593	6,594	0.76%	0.76%	3.80%
	2023		0.65%	0.65%	11.03	11.03	534	5,890	5.31%	5.31%	3.37%
	2022		0.65%	0.65%	10.47	10.47	505	5,287	-13.93%	-13.93%	2.03%
	2021		0.65%	0.65%	12.17	12.17	505	6,143	-1.93%	-1.93%	1.47%

LVIP Vanguard Domestic Equity ETF Fund - Service Class	2025		0.10%	3.05%	19.89	49.64	850,806	34,919,581	12.69%	16.06%	0.75%
	2024		0.10%	3.05%	25.15	43.07	857,274	30,905,177	18.14%	21.67%	0.91%
	2023		0.10%	3.05%	20.93	35.65	913,089	27,799,209	21.16%	24.78%	1.10%
	2022		0.10%	3.05%	16.98	28.77	939,944	23,573,890	-21.38%	-19.02%	1.01%
	2021		0.10%	3.05%	21.70	35.78	922,632	29,278,165	21.66%	25.30%	1.02%

LVIP Vanguard International Equity ETF Fund - Service Class	2025		0.10%	3.15%	14.06	21.61	1,354,167	24,542,493	27.16%	31.09%	3.29%
	2024		0.10%	3.15%	10.99	16.61	1,374,457	19,168,556	0.40%	3.51%	2.48%
	2023		0.10%	3.15%	11.14	16.16	1,341,806	18,296,647	11.51%	14.96%	2.84%
	2022		0.10%	3.15%	9.99	14.17	1,401,603	16,814,964	-19.41%	-16.91%	2.36%
	2021		0.10%	3.15%	12.40	17.18	1,339,387	19,598,100	4.55%	7.78%	2.77%

LVIP Wellington Capital Growth Fund - Service Class	2023		0.10%	2.95%	9.99	55.17	305,761	12,443,279	34.34%	38.21%	0.00%
	2022		0.10%	2.95%	18.76	40.19	322,122	9,511,168	-35.43%	-33.56%	0.00%
	2021		0.10%	2.95%	28.60	60.92	393,106	17,367,329	13.43%	16.71%	0.00%

LVIP Wellington SMID Cap Value Fund - Service Class	2025		0.30%	3.25%	15.03	36.22	383,851	8,976,234	-1.11%	1.85%	0.76%
	2024		0.30%	3.25%	15.50	35.74	403,350	9,396,900	8.45%	11.70%	1.01%
	2023		0.30%	3.25%	14.98	32.50	455,462	9,568,556	13.21%	16.60%	0.78%
	2022		0.30%	3.25%	13.19	28.43	403,427	7,473,123	-13.10%	-10.50%	0.50%
	2021		0.30%	3.25%	15.12	31.86	409,684	8,580,919	23.79%	27.49%	0.24%

LVIP Western Asset Core Bond Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.53%
	2024		0.10%	3.10%	8.33	10.47	3,695,556	34,988,201	-2.62%	0.34%	6.34%
	2023		0.10%	3.10%	8.55	10.44	3,609,757	34,444,706	2.95%	6.09%	10.80%
	2022		0.10%	3.10%	8.31	9.84	3,318,386	30,234,071	-19.17%	-16.71%	2.82%
	2021		0.10%	3.10%	10.28	11.70	3,154,721	34,932,572	-4.96%	-2.26%	2.28%

MFS® VIT Growth Series - Initial Class	2025		1.40%	1.40%	47.21	47.21	2,607	123,100	10.64%	10.64%	0.00%
	2024		1.40%	1.40%	42.68	42.68	2,653	113,226	29.64%	29.64%	0.00%
	2023		1.40%	1.40%	32.92	32.92	2,784	91,642	33.98%	33.98%	0.00%
	2022		1.40%	1.40%	24.57	24.57	2,933	72,053	-32.59%	-32.59%	0.00%
	2021		1.40%	1.40%	36.45	36.45	2,830	103,133	21.82%	21.82%	0.00%

MFS® VIT Growth Series - Service Class	2025		0.10%	3.25%	19.98	111.25	275,652	17,805,031	8.33%	11.79%	0.00%
	2024		0.10%	3.25%	31.32	101.02	314,237	18,284,070	26.96%	31.02%	0.00%
	2023		0.10%	3.25%	24.59	78.27	336,278	15,587,248	31.18%	35.39%	0.00%
	2022		0.80%	3.25%	18.68	58.69	367,843	12,780,913	-33.99%	-32.35%	0.00%
	2021		0.80%	3.25%	27.65	87.45	354,283	18,343,189	19.30%	22.25%	0.00%

MFS® VIT Total Return Series - Initial Class	2025		1.40%	1.40%	35.81	35.81	5,076	181,782	9.62%	9.62%	2.73%
	2024		1.40%	1.40%	32.67	32.67	5,115	167,113	6.25%	6.25%	2.49%
	2023		1.40%	1.40%	30.75	30.75	5,156	158,517	8.91%	8.91%	2.06%
	2022		1.40%	1.40%	28.23	28.23	5,476	154,605	-10.84%	-10.84%	1.72%
	2021		1.40%	1.40%	31.66	31.66	5,583	176,784	12.53%	12.53%	1.81%

MFS® VIT Total Return Series - Service Class	2025		0.20%	3.25%	13.91	32.80	370,987	9,784,106	7.37%	10.70%	2.53%
	2024		0.20%	3.25%	12.80	29.94	417,801	10,071,157	4.03%	7.25%	2.27%
	2023		0.20%	3.25%	13.90	28.21	419,957	9,530,077	6.69%	9.99%	1.83%
	2022		0.20%	3.25%	13.02	25.92	414,313	8,670,573	-12.73%	-10.02%	1.55%
	2021		0.20%	3.25%	14.92	29.18	376,751	8,957,118	10.20%	13.62%	1.66%

MFS® VIT Utilities Series - Initial Class	2025		1.40%	1.40%	51.06	51.06	2,834	144,729	13.41%	13.41%	2.88%
	2024		1.40%	1.40%	45.03	45.03	3,229	145,388	10.11%	10.11%	2.32%
	2023		1.40%	1.40%	40.89	40.89	3,365	137,585	-3.47%	-3.47%	3.58%
	2022		1.40%	1.40%	42.36	42.36	3,705	156,961	-0.65%	-0.65%	2.10%
	2021		1.40%	1.40%	42.64	42.64	5,395	230,018	12.51%	12.51%	1.74%

MFS® VIT Utilities Series - Service Class	2025		0.10%	3.20%	13.25	85.02	213,415	9,369,251	11.15%	14.64%	2.67%
	2024		0.10%	2.95%	12.31	75.28	227,147	8,909,892	8.11%	11.23%	2.09%
	2023		0.10%	2.95%	14.85	68.70	255,994	9,158,224	-5.17%	-2.43%	3.30%
	2022		0.75%	2.95%	15.81	71.47	271,691	10,250,696	-2.44%	-0.27%	2.55%
	2021		0.75%	2.95%	15.89	72.28	290,175	11,547,467	10.52%	12.95%	1.50%

MFS® VIT II Core Equity Portfolio - Service Class	2025		1.85%	1.85%	64.14	64.14	118	7,600	10.17%	10.17%	0.23%
	2024		1.85%	1.85%	58.22	58.22	141	8,187	17.68%	17.68%	0.46%
	2023		1.40%	1.40%	46.87	46.87	307	14,806	21.09%	21.09%	0.34%
	2022		1.40%	2.35%	29.58	48.25	476	16,414	-19.41%	-18.63%	0.09%
	2021		1.40%	2.35%	36.70	59.42	676	29,354	22.15%	23.31%	0.26%

MFS® VIT II International Intrinsic Value Portfolio - Service Class	2025		0.10%	1.65%	17.28	25.02	119,677	2,482,476	30.79%	32.83%	1.33%
	2024		0.10%	1.50%	13.17	17.97	129,742	2,067,568	5.37%	6.86%	1.15%
	2023		0.10%	1.50%	12.48	16.82	123,848	1,864,746	15.62%	17.25%	0.48%
	2022		0.10%	1.50%	10.78	14.34	131,384	1,725,620	-24.89%	-23.83%	0.51%
	2021		0.10%	1.50%	14.33	18.95	116,030	2,072,093	8.63%	10.17%	0.14%

Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
	2023		0.95%	1.65%	12.02	13.48	40,450	526,526	2.56%	3.28%	2.30%
	2022		0.95%	1.65%	11.68	13.07	44,511	562,814	-9.82%	-9.19%	2.75%
	2021		0.95%	1.65%	13.98	14.42	49,082	687,033	12.31%	12.76%	2.36%

Morgan Stanley VIF Growth Portfolio - Class II	2023		0.80%	0.80%	52.40	52.40	908	47,595	47.14%	47.14%	0.00%
	2022		0.80%	0.80%	35.62	35.62	857	30,508	-60.48%	-60.48%	0.00%
	2021		0.80%	0.80%	90.13	90.13	440	39,621	-0.95%	-0.95%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2025		1.25%	2.90%	24.17	50.52	32,507	1,324,505	8.37%	10.17%	0.47%
	2024		1.25%	2.90%	22.25	46.02	36,137	1,347,215	5.71%	7.47%	0.72%
	2023		1.25%	2.90%	20.99	42.97	37,191	1,300,634	7.83%	9.62%	0.99%
	2022		1.25%	2.90%	19.42	39.33	45,186	1,465,438	-12.34%	-10.88%	0.58%
	2021		1.25%	2.90%	22.10	44.29	52,262	1,908,622	29.01%	31.15%	0.60%

Nomura VIP Asset Strategy Series - Service Class	2025		0.95%	1.50%	16.07	16.83	40,440	666,357	14.93%	15.56%	1.26%
	2024		0.95%	1.50%	13.98	14.59	43,189	617,670	10.76%	11.37%	1.76%
	2023		0.95%	1.50%	12.62	13.12	53,886	695,518	12.24%	12.86%	2.17%
	2022		0.95%	1.50%	11.24	11.64	54,470	624,912	-16.01%	-15.55%	1.48%
	2021		0.95%	1.50%	13.39	13.80	59,259	807,437	8.80%	9.40%	1.54%

Nomura VIP Emerging Markets Series - Service Class	2025		0.10%	2.95%	15.15	74.58	424,120	14,745,031	75.53%	80.59%	1.21%
	2024		0.10%	2.95%	8.60	41.93	546,307	10,785,674	1.72%	4.66%	2.26%
	2023		0.10%	2.95%	9.89	40.69	633,435	12,349,082	10.15%	13.33%	1.27%
	2022		0.10%	3.00%	8.96	36.47	695,057	12,193,934	-29.95%	-27.88%	4.26%
	2021		0.10%	3.00%	12.76	51.36	672,878	16,706,147	-6.00%	-3.23%	0.06%

Nomura VIP Energy Series - Service Class	2025		0.95%	1.65%	6.23	8.65	57,301	473,465	10.06%	10.83%	0.97%
	2024		0.95%	1.65%	5.66	7.80	43,982	316,672	-7.14%	-6.49%	2.71%
	2023		0.95%	1.65%	6.10	8.34	46,569	349,824	2.31%	3.03%	3.14%
	2022		0.95%	1.65%	5.96	8.10	51,517	368,996	48.01%	49.05%	1.53%
	2021		0.95%	1.65%	4.03	5.43	362,439	1,936,012	39.68%	40.66%	3.62%

Nomura VIP High Income Series - Service Class	2025		0.10%	1.65%	12.34	15.04	83,692	1,108,786	5.41%	7.06%	5.85%
	2024		0.10%	1.65%	11.67	14.05	152,392	1,887,127	4.46%	6.09%	6.49%
	2023		0.10%	1.65%	11.14	13.25	157,303	1,851,540	9.92%	11.63%	4.56%
	2022		0.10%	1.65%	10.11	11.87	78,506	857,791	-12.42%	-11.05%	7.83%
	2021		0.10%	1.65%	11.51	13.34	177,884	2,187,439	4.33%	5.96%	5.22%

Nomura VIP Mid Cap Growth Series - Service Class	2025		0.65%	1.65%	16.95	25.69	42,000	801,933	-0.48%	0.52%	0.00%
	2024		0.65%	1.65%	16.98	25.56	53,607	1,013,335	0.53%	1.54%	0.00%
	2023		0.65%	1.65%	16.84	25.17	58,437	1,108,326	17.66%	18.84%	0.00%
	2022		0.65%	1.65%	14.27	21.18	112,123	1,800,959	-31.93%	-31.24%	0.00%
	2021		0.65%	1.65%	20.90	30.80	114,495	2,679,720	14.45%	15.60%	0.00%

Nomura VIP Science and Technology Series - Service Class	2025		0.10%	1.65%	30.62	50.17	135,176	5,052,062	31.19%	33.23%	0.00%
	2024		0.10%	1.65%	23.27	37.65	146,723	4,189,724	28.46%	30.46%	0.00%
	2023		0.10%	1.65%	18.06	28.86	181,329	3,950,947	36.79%	38.92%	0.00%
	2022		0.10%	1.65%	13.17	20.78	169,782	2,694,971	-32.96%	-31.91%	0.00%
	2021		0.10%	1.65%	19.87	30.51	150,272	3,598,821	13.28%	15.05%	0.00%

Nomura VIP Small Cap Growth Series - Service Class	2025		0.10%	1.50%	15.82	23.25	86,368	1,416,676	11.71%	13.28%	0.00%
	2024		0.95%	1.50%	14.14	18.64	90,631	1,335,669	12.56%	13.18%	0.00%
	2023		0.30%	1.50%	12.54	17.83	83,414	1,120,399	11.35%	12.70%	0.00%
	2022		0.30%	1.50%	11.25	15.82	69,733	871,088	-27.86%	-26.96%	0.00%
	2021		0.30%	1.50%	15.80	21.66	26,209	512,612	2.44%	3.68%	0.71%

Nomura VIP Small Cap Value Series - Service Class	2025		0.10%	3.25%	14.15	69.55	740,258	27,653,338	4.38%	7.73%	0.96%
	2024		0.10%	3.25%	14.94	65.57	745,944	26,721,612	7.47%	10.91%	1.00%
	2023		0.10%	3.25%	13.88	60.04	777,618	25,978,863	5.61%	8.97%	0.62%
	2022		0.10%	3.25%	13.12	55.95	743,426	23,571,030	-15.16%	-12.45%	0.56%
	2021		0.10%	3.25%	15.44	64.90	1,165,037	35,989,988	29.75%	33.61%	0.55%

Nomura VIP Small Cap Value Series - Standard Class	2025		1.40%	2.15%	33.17	77.14	5,550	423,441	5.86%	6.66%	1.28%
	2024		1.40%	2.15%	31.34	72.33	5,643	403,306	8.95%	9.77%	1.33%
	2023		1.40%	2.15%	28.76	65.89	6,228	405,508	7.12%	7.92%	0.96%
	2022		1.40%	2.15%	26.85	61.05	6,611	398,739	-13.96%	-13.31%	0.88%
	2021		1.40%	2.15%	31.21	70.43	9,241	644,212	31.53%	32.55%	0.83%

PIMCO VIT All Asset Portfolio - Advisor Class	2025		0.95%	1.65%	11.69	12.87	15,791	199,942	12.33%	13.11%	4.52%
	2024		0.95%	1.65%	10.40	11.38	15,666	175,468	1.88%	2.60%	6.18%
	2023		0.95%	1.65%	10.21	11.09	20,440	220,126	6.25%	7.00%	2.87%
	2022		0.95%	1.65%	9.61	10.36	20,233	203,707	-13.31%	-12.70%	7.79%
	2021		0.95%	1.65%	11.09	11.87	12,651	143,853	14.14%	14.94%	10.90%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2025		0.65%	2.45%	9.75	19.37	86,745	1,017,915	15.79%	17.89%	2.67%
	2024		0.65%	2.50%	8.36	16.72	117,622	1,173,943	1.40%	3.29%	1.65%
	2023		0.65%	2.50%	8.24	16.47	378,348	3,613,227	-10.21%	-8.53%	16.05%
	2022		0.65%	2.80%	8.81	11.81	413,113	4,355,247	5.66%	7.96%	21.11%
	2021		0.65%	2.80%	8.34	10.94	459,069	4,527,568	29.44%	32.25%	4.10%

PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2025		1.10%	1.50%	11.68	12.24	34,123	410,287	6.39%	6.82%	5.44%
	2024		1.10%	1.50%	10.98	11.46	34,409	387,584	3.94%	4.35%	4.68%
	2023		1.10%	1.50%	10.57	10.98	36,807	398,002	5.40%	5.82%	3.60%
	2022		1.10%	1.50%	10.03	10.38	38,764	396,712	-7.85%	-7.48%	2.63%
	2021		1.10%	1.50%	10.88	11.22	40,856	452,617	-0.32%	0.08%	1.98%

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2025		1.50%	1.50%	12.82	12.82	231	2,966	13.15%	13.15%	7.01%
	2024		1.10%	1.50%	11.33	11.82	2,406	28,314	5.82%	6.25%	6.32%
	2023		1.10%	1.50%	10.71	11.13	5,872	64,677	9.35%	9.79%	5.62%
	2022		1.10%	1.50%	9.79	10.13	12,943	129,713	-17.06%	-16.72%	4.72%
	2021		1.10%	1.50%	11.80	12.17	12,953	156,076	-4.11%	-3.72%	4.39%

Putnam VT George Putnam Balanced Fund - Class IB	2025		0.95%	2.65%	16.59	22.61	543,632	11,389,089	10.97%	12.88%	1.45%
	2024		0.95%	2.65%	14.89	20.06	596,955	11,195,200	13.67%	15.62%	1.09%
	2023		0.10%	2.65%	13.04	18.67	518,089	8,479,382	16.77%	19.78%	1.27%
	2022		0.10%	2.65%	12.34	15.59	563,060	7,822,027	-18.19%	-16.08%	0.92%
	2021		0.10%	2.65%	15.10	17.64	568,845	9,571,464	11.05%	12.96%	0.81%

Putnam VT Global Health Care Fund - Class IB	2025		0.95%	1.65%	19.73	58.27	72,947	1,571,120	13.17%	13.96%	0.00%
	2024		0.10%	1.65%	17.32	51.28	76,886	1,473,386	-0.23%	1.33%	0.47%
	2023		0.10%	1.65%	17.24	51.20	82,999	1,583,343	7.35%	9.02%	0.33%
	2022		0.95%	1.60%	15.94	47.50	109,558	1,905,433	-6.19%	-5.58%	0.39%
	2021		0.95%	3.00%	16.89	50.46	84,613	1,591,077	15.87%	18.27%	1.09%

Putnam VT Income Fund - Class IB	2025		0.10%	1.50%	9.93	11.55	40,007	433,385	5.65%	7.14%	4.66%
	2024		0.10%	1.50%	9.40	10.78	39,790	403,605	0.80%	2.22%	5.33%
	2023		0.10%	1.65%	9.21	10.55	51,813	510,743	2.98%	4.59%	5.62%
	2022		0.10%	1.65%	8.94	10.08	50,431	478,328	-15.22%	-13.90%	5.77%
	2021		0.10%	1.65%	10.54	11.71	55,558	615,321	-6.15%	-4.68%	1.24%

Putnam VT Large Cap Value Fund - Class IB	2025		0.10%	3.05%	20.34	61.58	917,611	21,023,174	16.74%	20.23%	1.36%
	2024		0.10%	3.05%	17.42	52.00	848,851	16,396,962	15.57%	19.02%	1.04%
	2023		0.10%	2.95%	15.14	37.14	747,296	12,223,281	12.30%	15.55%	2.02%
	2022		0.10%	2.85%	13.53	32.73	757,555	10,838,459	-5.85%	-3.22%	0.98%
	2021		0.10%	3.00%	14.44	34.74	204,486	3,079,485	23.55%	25.91%	0.67%

Putnam VT Multi-Asset Absolute Return Fund - Class IB	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.00%
	2022		0.95%	1.65%	8.74	9.16	30,643	272,455	-1.29%	-0.59%	1.40%
	2021		0.95%	1.65%	8.85	9.23	28,681	257,956	-0.90%	-0.35%	0.00%

Putnam VT Sustainable Future Fund - Class IB	2025		1.55%	1.55%	12.75	12.75	1,227	15,724	1.08%	1.08%	0.09%
	2024	1/8/2024	1.55%	1.80%	12.57	12.61	5,775	72,684	12.02%	14.97%	0.00%

Putnam VT Sustainable Leaders Fund - Class IB	2025		1.10%	2.35%	13.99	15.35	19,763	294,588	8.12%	9.48%	0.65%
	2024	1/8/2024	1.10%	2.35%	12.89	14.04	19,496	262,013	-4.22%	21.57%	0.11%

Rational Trend Aggregation VA Fund	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.57%

Templeton Foreign VIP Fund - Class 4	2025		0.95%	1.50%	11.81	12.85	11,586	146,563	27.05%	27.76%	2.81%
	2024		0.10%	1.50%	9.30	12.82	18,953	207,059	-2.55%	-1.18%	2.24%
	2023		0.10%	1.50%	9.54	12.97	19,210	214,583	18.89%	20.57%	2.98%
	2022		0.10%	1.50%	8.02	10.76	18,143	165,661	-9.12%	-7.84%	2.54%
	2021		0.10%	1.50%	8.83	11.67	16,024	160,773	2.55%	4.00%	1.66%

Templeton Global Bond VIP Fund - Class 2	2025		0.60%	2.95%	7.50	16.26	235,658	3,175,371	12.37%	15.04%	0.00%
	2024		0.60%	2.95%	6.73	14.14	258,845	3,105,522	-13.95%	-11.90%	0.00%
	2023		0.60%	2.95%	8.90	16.05	260,447	3,609,656	-0.11%	2.27%	0.00%
	2022		0.60%	3.00%	7.62	15.69	285,934	3,906,846	-7.76%	-5.52%	0.00%
	2021		0.60%	3.00%	8.26	16.61	342,180	5,032,854	-7.80%	-5.56%	0.00%

Templeton Global Bond VIP Fund - Class 4	2025		0.10%	1.65%	7.68	9.69	154,658	1,276,812	13.67%	15.45%	0.00%
	2024		0.10%	1.65%	6.76	8.40	164,715	1,197,209	-12.87%	-11.51%	0.00%
	2023		0.10%	1.65%	7.76	9.49	193,711	1,598,306	1.14%	2.72%	0.00%
	2022		0.10%	1.65%	7.67	9.24	212,380	1,729,092	-6.68%	-5.22%	0.00%
	2021		0.10%	1.65%	8.22	9.75	229,760	1,997,131	-6.57%	-5.11%	0.00%

Templeton Growth VIP Fund - Class 2	2025		1.25%	2.80%	16.44	32.77	50,772	1,340,655	20.41%	22.29%	0.88%
	2024		1.25%	2.80%	13.65	26.89	56,688	1,228,004	2.49%	4.09%	0.94%
	2023		1.25%	2.80%	13.32	25.92	57,857	1,206,754	17.67%	19.51%	3.30%
	2022		1.25%	2.80%	11.32	21.77	63,503	1,110,456	-13.95%	-12.60%	0.16%
	2021		1.25%	2.80%	13.15	24.99	70,478	1,413,702	1.98%	3.57%	1.11%

VanEck VIP Global Resources Fund - Class S Shares	2025		0.95%	1.50%	9.18	13.74	46,382	501,724	34.14%	34.88%	2.48%
	2024		0.95%	1.50%	6.84	10.18	49,517	389,796	-4.53%	-4.00%	2.54%
	2023		0.95%	1.50%	7.17	10.61	80,440	635,468	-5.27%	-4.75%	2.58%
	2022		0.95%	1.50%	7.57	11.14	83,913	698,586	6.51%	7.10%	1.57%
	2021		0.95%	1.50%	7.10	10.40	79,961	593,781	16.91%	17.55%	0.30%

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2025		0.95%	1.50%	11.88	12.87	28,170	347,908	5.98%	6.56%	5.63%
	2024		1.10%	1.50%	11.19	12.09	24,950	293,173	4.33%	4.75%	2.59%
	2023		1.10%	1.50%	10.71	11.55	81,014	965,871	7.07%	7.50%	7.91%
	2022		1.10%	1.50%	10.38	10.74	20,833	220,738	-10.87%	-10.51%	3.31%
	2021		1.10%	1.50%	11.64	12.00	21,733	257,986	-0.43%	-0.03%	2.08%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class B	1,694,528	1,489,131
AB VPS Large Cap Growth Portfolio - Class B	23,311	15,375
AB VPS Sustainable Global Thematic Portfolio - Class B	484,309	437,229
ALPS Global Opportunity Portfolio - Class III	147,546	230,416
ALPS/Alerian Energy Infrastructure Portfolio - Class III	359,628	545,311
American Funds® IS American Funds Mortgage Fund - Class 1	4,800	694
American Funds® IS American Funds Mortgage Fund - Class 4	102,933	25,679
American Funds® IS Asset Allocation Fund - Class 1	890	517
American Funds® IS Asset Allocation Fund - Class 4	3,852,654	3,120,791
American Funds® IS Capital Income Builder - Class 1	64	3,291
American Funds® IS Capital Income Builder - Class 4	1,080,601	364,152
American Funds® IS Capital World Bond Fund - Class 1	907	754
American Funds® IS Capital World Growth and Income Fund - Class 1	461	88,171
American Funds® IS Global Growth Fund - Class 2	1,569,102	1,780,285
American Funds® IS Global Growth Fund - Class 4	2,077,149	342,321
American Funds® IS Global Small Capitalization Fund - Class 1	1,853	458
American Funds® IS Global Small Capitalization Fund - Class 2	227,630	752,769
American Funds® IS Global Small Capitalization Fund - Class 4	2,413,386	360,731
American Funds® IS Growth Fund - Class 1	2,293	2,396
American Funds® IS Growth Fund - Class 2	5,963,019	11,690,977
American Funds® IS Growth Fund - Class 4	9,170,075	3,878,303
American Funds® IS Growth-Income Fund - Class 1	61,646	6,858
American Funds® IS Growth-Income Fund - Class 2	9,081,691	8,878,328
American Funds® IS Growth-Income Fund - Class 4	4,708,201	1,813,874
American Funds® IS International Fund - Class 1	47,795	18,607
American Funds® IS International Fund - Class 2	278,288	2,428,388
American Funds® IS International Fund - Class 4	784,735	505,627
American Funds® IS International Growth and Income Fund - Class 1	6,307	1,454
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	1,050,320	2,719,104
American Funds® IS New World Fund - Class 1	4,344	4,056
American Funds® IS New World Fund - Class 4	495,284	673,611
American Funds® IS The Bond Fund of America - Class 1	20,075	1,517
American Funds® IS Washington Mutual Investors Fund - Class 1	10,691	13,055
American Funds® IS Washington Mutual Investors Fund - Class 4	2,006,415	650,607
ClearBridge Variable Growth Portfolio - Class II	898,524	67,905
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,385,591	3,747,808
ClearBridge Variable Mid Cap Portfolio - Class II	518,236	484,076
Columbia VP Commodity Strategy Fund - Class 2	126,435	43,339
Columbia VP Emerging Markets Bond Fund - Class 2	43,056	16,872
Columbia VP Strategic Income Fund - Class 2	38,066	64,250
DWS Alternative Asset Allocation VIP Portfolio - Class A	506	2,905
DWS Alternative Asset Allocation VIP Portfolio - Class B	335,351	686,310
DWS Equity 500 Index VIP Portfolio - Class A	88,142	163,473
DWS Small Cap Index VIP Portfolio - Class A	19,453	23,557
Eaton Vance VT Floating-Rate Income Fund - Initial Class	873,696	1,046,683
Fidelity® VIP Balanced Portfolio - Service Class 2	8,972,740	7,849,314
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	9,108	74,974
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	9,292	2,656
Fidelity® VIP Contrafund® Portfolio - Service Class 2	26,354,939	16,193,208
Fidelity® VIP Financials Portfolio - Service Class 2	161,417	113,598
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	101,302	314,537
Fidelity® VIP Growth Portfolio - Initial Class	42,798	4,812
Fidelity® VIP Growth Portfolio - Service Class 2	8,906,339	6,988,101
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,350,915	5,742,258
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,303,209	306,119
Fidelity® VIP Technology Portfolio - Service Class 2	1,549,024	1,308,897
First Trust Capital Strength Hedged Equity Portfolio - Class I	634,625	53,519
First Trust Capital Strength Portfolio - Class I	1,919,413	510,522
First Trust Dorsey Wright Tactical Core Portfolio - Class I	15,499	56,688
First Trust Growth Strength Portfolio - Class I	414,990	133,239
First Trust International Developed Capital Strength Portfolio - Class I	956,386	418,002
First Trust Multi Income Allocation Portfolio - Class I	24,039	124,061
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,536,931	2,430,206
Franklin Allocation VIP Fund - Class 4	335,194	313,348
Franklin Income VIP Fund - Class 2	1,497,598	3,434,260
Franklin Income VIP Fund - Class 4	1,762,262	1,412,511
Franklin Multi-Asset Variable Conservative Growth - Class II	221,906	198,388
Franklin Mutual Shares VIP Fund - Class 2	1,526,458	1,905,977
Franklin Mutual Shares VIP Fund - Class 4	689,885	604,100
Franklin Rising Dividends VIP Fund - Class 4	1,269,071	497,007
Franklin Small Cap Value VIP Fund - Class 4	334,730	121,264
Franklin Small-Mid Cap Growth VIP Fund - Class 4	227,102	174,495
Goldman Sachs VIT Government Money Market Fund - Service Shares	13,543	7,360
Goldman Sachs VIT Large Cap Value Fund - Service Shares	210,701	181,525
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	623	378,692
Guggenheim VT Multi-Hedge Strategies	42,186	71,118
Hartford Capital Appreciation HLS Fund - Class IC	87,766	191,664
Invesco V.I. American Franchise Fund - Series I Shares	15,597	13,185
Invesco V.I. American Franchise Fund - Series II Shares	2,568	19,650
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	22,776	35,826
Invesco V.I. Comstock Fund - Series II Shares	177,163	38,704
Invesco V.I. Core Equity Fund - Series I Shares	5,305	2,616
Invesco V.I. Diversified Dividend Fund - Series II Shares	366,711	125,388
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,498,392	2,276,282
Invesco V.I. Equity and Income Fund - Series II Shares	217,759	27,097
Invesco V.I. EQV International Equity Fund - Series I Shares	674	818
Invesco V.I. EQV International Equity Fund - Series II Shares	848,168	739,208
Invesco V.I. Global Fund - Series II Shares	57,854	25,022
Invesco V.I. International Growth Fund - Series II Shares	96,578	21,915
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	862,394	529,057
Janus Henderson Balanced Portfolio - Service Shares	37,334	42,205
Janus Henderson Enterprise Portfolio - Service Shares	35,826	93,698
Janus Henderson Global Research Portfolio - Service Shares	25,341	31,621
Lincoln Hedged Nasdaq-100 Fund - Service Class	317,519	1,558
Lincoln Hedged S&P 500 Conservative Fund - Service Class	247,950	7,280
Lincoln Hedged S&P 500 Fund - Service Class	1,673,420	53,973
Lincoln Opportunistic Hedged Equity Fund - Service Class	336,020	16,033
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	562,888	230,127
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	45,731	494,846
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	12,295	4,572
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	417,388	286,367
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	9,684,234	4,236,839
LVIP American Balanced Allocation Fund - Service Class	1,571,868	1,131,218
LVIP American Balanced Allocation Fund - Standard Class	48	1,734
LVIP American Century Balanced Fund - Service Class	1,050,884	1,211,599
LVIP American Century Capital Appreciation Fund - Service Class	940,475	215,199
LVIP American Century Disciplined Core Value Fund - Service Class	286,947	10,714
LVIP American Century Inflation Protection Fund - Service Class	625,955	237,121
LVIP American Century International Fund - Service Class	187,830	1,975
LVIP American Century Large Company Value Fund - Service Class	1,271,849	927,434
LVIP American Century Large Company Value Fund - Standard Class II	135	3,418
LVIP American Century Mid Cap Value Fund - Service Class	351,964	6,238
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	4,294,291	5,740,514
LVIP American Century Ultra® Fund - Service Class	1,882,145	3,928,808
LVIP American Century Value Fund - Service Class	355,138	39,964
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	2,688	8
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	245,077	472,138
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	365,327	1,396,147
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	13,290	15,306
LVIP American Global Growth Fund - Service Class II	1,792,948	3,184,426
LVIP American Global Small Capitalization Fund - Service Class II	157,332	2,336,826
LVIP American Growth Allocation Fund - Service Class	724,420	225,963
LVIP American Growth Fund - Service Class II	14,094,840	16,372,306
LVIP American Growth-Income Fund - Service Class II	10,066,467	11,044,629
LVIP American International Fund - Service Class II	1,320,964	3,383,147
LVIP American Preservation Fund - Service Class	360,691	29,889
LVIP Baron Growth Opportunities Fund - Service Class	4,247,465	2,528,134
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	41,230,252	22,820,158
LVIP BlackRock Equity Dividend Fund - Service Class	2,663,427	1,764,550
LVIP BlackRock Equity Dividend Fund - Standard Class	2,932	20,408
LVIP BlackRock Global Allocation Fund - Service Class	3,321,764	7,849,441
LVIP BlackRock Global Allocation Fund - Standard Class	1,377	5,955
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	3,269,401	9,373,103
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2,302,813	5,739,264
LVIP BlackRock Inflation Protected Bond Fund - Service Class	4,070,705	7,582,884
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,967	3,718
LVIP BlackRock Real Estate Fund - Service Class	594,531	748,169
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2,866,563	9,308,533
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	10,025,412	21,028,234
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,268	6,438
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	10,948,788	9,740,860
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,474	427
LVIP Channing Small Cap Value Fund - Service Class	159,573	138,714
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	4,679,238	7,256,507
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,326	598
LVIP Dimensional International Core Equity Fund - Service Class	2,696,392	2,259,722
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,673,482	12,149,036
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	3,773,408	2,458,395
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,114	649
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	4,527,413	2,432,364
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	10,114,103	10,622,648
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	10,229,841	7,295,231
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	1,568	753
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	6,105,629	14,084,600
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	13,752	6,724
LVIP Franklin Templeton Core Bond Fund - Service Class	51,407,206	28,561,162
LVIP Franklin Templeton Core Bond Fund - Standard Class	259,158	376,483
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	6,525,310	9,162,478
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	645,148	1,360,241
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,387	3,054
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	2,184,941	2,296,840
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2,135,081	3,752,567
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	23,839	2,771
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,006,907	2,507,960
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,954	3,927
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	972,598	1,315,041
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,473,035	11,329,285
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,555	11,988
LVIP Global Growth Allocation Managed Risk Fund - Service Class	14,743,845	35,357,241
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	9,237,493	33,094,661
LVIP Government Money Market Fund - Service Class	11,663,362	12,571,608
LVIP Government Money Market Fund - Standard Class	1,031,871	184,392
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	12,034,901	36,921,333
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	249	6,506
LVIP JPMorgan Core Bond Fund - Service Class	10,316,429	2,392,171
LVIP JPMorgan High Yield Fund - Service Class	2,633,196	2,243,816
LVIP JPMorgan Mid Cap Value Fund - Service Class	820,263	32,233
LVIP JPMorgan Retirement Income Fund - Service Class	382,696	860,946
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	5,429,743	5,310,857
LVIP JPMorgan Short Duration Bond Fund - Service Class	5,084,401	6,342,590
LVIP JPMorgan Short Duration Bond Fund - Standard Class	35,316	924
LVIP JPMorgan Small Cap Core Fund - Service Class	1,228,693	134,071
LVIP JPMorgan U.S. Equity Fund - Service Class	3,346,304	940,266
LVIP Loomis Sayles Global Growth Fund - Service Class	38,633	92,128
LVIP Macquarie Wealth Builder Fund - Service Class	784,220	2,604,947
LVIP Macquarie Wealth Builder Fund - Standard Class	9,144	36,723
LVIP MFS International Growth Fund - Service Class	3,454,621	1,953,473
LVIP MFS Value Fund - Service Class	7,347,773	5,158,432
LVIP Mondrian Global Income Fund - Service Class	1,198,844	3,150,214
LVIP Mondrian International Value Fund - Service Class	2,523,638	3,400,486
LVIP Mondrian International Value Fund - Standard Class	183,011	243,881
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	3,828,404	1,303,680
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	4,778,278	9,231,710
LVIP Nomura Diversified Floating Rate Fund - Service Class	3,944,735	7,584,632
LVIP Nomura High Yield Fund - Service Class	443,083	587,230
LVIP Nomura High Yield Fund - Standard Class	7,429	8,197
LVIP Nomura Mid Cap Value Fund - Service Class	2,303,894	1,596,817
LVIP Nomura SMID Cap Core Fund - Service Class	630,930	1,540,161
LVIP Nomura SMID Cap Core Fund - Standard Class	12,658	12,989
LVIP Nomura Social Awareness Fund - Service Class	654,089	930,124
LVIP Nomura Social Awareness Fund - Standard Class	19,558	13,032
LVIP Nomura U.S. Growth Fund - Service Class	6,408,768	4,972,700
LVIP Nomura U.S. REIT Fund - Service Class	663,861	1,043,799
LVIP Nomura U.S. REIT Fund - Standard Class	9,741	14,764
LVIP PIMCO Low Duration Bond Fund - Service Class	7,528,133	10,120,002
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,212	710
LVIP SSGA Bond Index Fund - Service Class	4,843,167	6,193,498
LVIP SSGA Bond Index Fund - Standard Class	17,682	12,403
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,188,639	1,610,105
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	326,797	247,296
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	1,369,953	8,076,023
LVIP SSGA International Index Fund - Service Class	1,005,971	2,749,582
LVIP SSGA International Managed Volatility Fund - Service Class	628,800	5,057,630
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	9,373,948	11,562,782
LVIP SSGA Mid-Cap Index Fund - Service Class	3,603,882	1,856,092
LVIP SSGA Mid-Cap Index Fund - Standard Class	7,684	611
LVIP SSGA Moderate Index Allocation Fund - Service Class	3,574,568	6,262,050
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2,795,656	3,445,926
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,037,302	312,949
LVIP SSGA S&P 500 Index Fund - Service Class	28,559,711	21,018,394
LVIP SSGA S&P 500 Index Fund - Standard Class	79,193	366,464
LVIP SSGA Short-Term Bond Index Fund - Service Class	9,109,225	7,905,927
LVIP SSGA Small-Cap Index Fund - Service Class	4,524,026	5,413,010
LVIP SSGA Small-Cap Index Fund - Standard Class	5,084	532
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	5,845,443	8,089,963
LVIP Structured Conservative Allocation Fund - Service Class	813,764	1,841,336
LVIP Structured Moderate Allocation Fund - Service Class	4,742,690	8,296,871
LVIP Structured Moderate Allocation Fund - Standard Class	791,881	125,901
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	1,045,688	4,874,864
LVIP T. Rowe Price 2020 Fund - Service Class	7,216	29,645
LVIP T. Rowe Price 2030 Fund - Service Class	3,754	4,722
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	6,412,071	4,308,584
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	29,161	44,928
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	3,296,292	1,860,306
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	2,894,863	7,515,659
LVIP Vanguard Bond Allocation Fund - Service Class	11,431,587	9,789,188
LVIP Vanguard Bond Allocation Fund - Standard Class	902	592
LVIP Vanguard Domestic Equity ETF Fund - Service Class	18,784,694	4,792,595
LVIP Vanguard International Equity ETF Fund - Service Class	3,520,379	3,204,197
LVIP Wellington SMID Cap Value Fund - Service Class	1,280,938	1,126,645
LVIP Western Asset Core Bond Fund - Service Class	3,092,550	39,192,639
MFS® VIT Growth Series - Initial Class	23,740	6,649
MFS® VIT Growth Series - Service Class	4,989,670	4,083,443
MFS® VIT Total Return Series - Initial Class	17,357	3,755
MFS® VIT Total Return Series - Service Class	1,891,383	2,222,074
MFS® VIT Utilities Series - Initial Class	6,380	20,144
MFS® VIT Utilities Series - Service Class	1,337,409	1,761,606
MFS® VIT II Core Equity Portfolio - Service Class	823	1,486
MFS® VIT II International Intrinsic Value Portfolio - Service Class	273,143	350,734
Morgan Stanley VIF Growth Portfolio - Class II	37,813	49,083
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	168,108	190,183
Nomura VIP Asset Strategy Series - Service Class	60,249	59,249
Nomura VIP Emerging Markets Series - Service Class	306,595	3,672,903
Nomura VIP Energy Series - Service Class	162,678	51,843
Nomura VIP High Income Series - Service Class	123,665	909,667
Nomura VIP Mid Cap Growth Series - Service Class	246,098	261,825
Nomura VIP Science and Technology Series - Service Class	1,100,912	937,423
Nomura VIP Small Cap Growth Series - Service Class	37,949	131,302
Nomura VIP Small Cap Value Series - Service Class	3,512,801	2,722,691
Nomura VIP Small Cap Value Series - Standard Class	30,276	12,014
PIMCO VIT All Asset Portfolio - Advisor Class	17,805	9,709
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	132,188	457,115
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	29,646	15,959
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,568	28,601
Putnam VT George Putnam Balanced Fund - Class IB	2,603,374	3,235,932
Putnam VT Global Health Care Fund - Class IB	255,982	272,671
Putnam VT Income Fund - Class IB	62,753	42,871
Putnam VT Large Cap Value Fund - Class IB	4,715,573	2,129,706
Putnam VT Sustainable Future Fund - Class IB	10,221	59,476
Putnam VT Sustainable Leaders Fund - Class IB	122,491	82,632
Templeton Foreign VIP Fund - Class 4	1,201	89,390
Templeton Global Bond VIP Fund - Class 2	318,369	718,379
Templeton Global Bond VIP Fund - Class 4	133,735	236,198
Templeton Growth VIP Fund - Class 2	126,438	182,504
VanEck VIP Global Resources Fund - Class S Shares	69,443	88,934
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	90,572	41,058

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class B	612,969	16.29	9,985,269	10,868,021
AB VPS Large Cap Growth Portfolio - Class B	3,086	81.48	251,434	189,293
AB VPS Sustainable Global Thematic Portfolio - Class B	78,661	30.26	2,380,279	2,363,005
ALPS Global Opportunity Portfolio - Class III	28,229	12.38	349,471	358,247
ALPS/Alerian Energy Infrastructure Portfolio - Class III	68,541	12.57	861,558	781,592
American Funds® IS American Funds Mortgage Fund - Class 1	11,758	9.46	111,225	125,923
American Funds® IS American Funds Mortgage Fund - Class 4	40,525	9.21	373,231	404,543
American Funds® IS Asset Allocation Fund - Class 1	300	27.51	8,258	6,931
American Funds® IS Asset Allocation Fund - Class 4	820,701	26.77	21,970,159	19,638,885
American Funds® IS Capital Income Builder - Class 1	80	14.49	1,155	825
American Funds® IS Capital Income Builder - Class 4	318,917	14.46	4,611,535	3,693,072
American Funds® IS Capital World Bond Fund - Class 1	693	10.22	7,083	7,679
American Funds® IS Capital World Growth and Income Fund - Class 1	388	18.44	7,149	5,470
American Funds® IS Global Growth Fund - Class 2	256,461	38.11	9,773,728	7,839,625
American Funds® IS Global Growth Fund - Class 4	272,014	37.55	10,214,128	8,658,105
American Funds® IS Global Small Capitalization Fund - Class 1	3,800	20.31	77,175	86,545
American Funds® IS Global Small Capitalization Fund - Class 2	281,504	19.04	5,359,843	5,472,824
American Funds® IS Global Small Capitalization Fund - Class 4	164,946	18.97	3,129,032	2,966,180
American Funds® IS Growth Fund - Class 1	117	141.06	16,452	10,880
American Funds® IS Growth Fund - Class 2	419,398	138.80	58,212,379	34,998,015
American Funds® IS Growth Fund - Class 4	265,604	134.39	35,694,485	27,466,279
American Funds® IS Growth-Income Fund - Class 1	5,532	67.73	374,676	294,217
American Funds® IS Growth-Income Fund - Class 2	801,126	66.28	53,098,603	39,368,989
American Funds® IS Growth-Income Fund - Class 4	222,064	64.77	14,383,065	12,513,411
American Funds® IS International Fund - Class 1	6,425	22.33	143,475	122,652
American Funds® IS International Fund - Class 2	574,127	22.22	12,757,110	10,627,634
American Funds® IS International Fund - Class 4	245,074	21.83	5,349,966	4,633,664
American Funds® IS International Growth and Income Fund - Class 1	19,048	13.49	256,958	266,217
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	814,035	13.00	10,582,455	10,001,126
American Funds® IS New World Fund - Class 1	2,568	32.47	83,392	63,370
American Funds® IS New World Fund - Class 4	103,783	31.71	3,290,971	2,755,560
American Funds® IS The Bond Fund of America - Class 1	7,805	9.52	74,305	80,637
American Funds® IS Washington Mutual Investors Fund - Class 1	4,779	18.18	86,881	66,263
American Funds® IS Washington Mutual Investors Fund - Class 4	510,017	17.55	8,950,805	7,546,560
ClearBridge Variable Growth Portfolio - Class II	126,332	13.24	1,672,641	2,079,934
ClearBridge Variable Large Cap Growth Portfolio - Class II	563,109	47.01	26,471,733	20,624,731
ClearBridge Variable Mid Cap Portfolio - Class II	183,583	23.51	4,316,030	4,094,522
Columbia VP Commodity Strategy Fund - Class 2	138,255	4.00	553,018	627,892
Columbia VP Emerging Markets Bond Fund - Class 2	26,190	8.49	222,355	228,811
Columbia VP Strategic Income Fund - Class 2	162,172	3.74	606,523	611,059
DWS Alternative Asset Allocation VIP Portfolio - Class A	407	13.71	5,577	5,369
DWS Alternative Asset Allocation VIP Portfolio - Class B	209,364	13.70	2,868,289	2,758,587
DWS Equity 500 Index VIP Portfolio - Class A	24,256	32.55	789,526	482,722
DWS Small Cap Index VIP Portfolio - Class A	18,944	15.02	284,532	263,672
Eaton Vance VT Floating-Rate Income Fund - Initial Class	314,105	8.37	2,629,062	2,707,617
Fidelity® VIP Balanced Portfolio - Service Class 2	2,368,618	25.45	60,281,333	52,032,551
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2,488	17.33	43,121	49,293
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,170,246	56.86	123,400,182	100,032,347
Fidelity® VIP Financials Portfolio - Service Class 2	7,560	20.37	154,001	149,286
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	147,428	13.33	1,965,210	1,782,241
Fidelity® VIP Growth Portfolio - Initial Class	3,569	97.72	348,732	297,254
Fidelity® VIP Growth Portfolio - Service Class 2	448,314	92.88	41,639,379	39,698,654
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,349,245	35.17	47,452,963	45,905,827
Fidelity® VIP Strategic Income Portfolio - Service Class 2	450,745	11.07	4,989,749	4,927,996
Fidelity® VIP Technology Portfolio - Service Class 2	230,441	47.55	10,957,468	8,504,692
First Trust Capital Strength Hedged Equity Portfolio - Class I	110,871	9.71	1,076,554	1,142,562
First Trust Capital Strength Portfolio - Class I	424,127	14.66	6,217,698	5,804,088
First Trust Dorsey Wright Tactical Core Portfolio - Class I	60,446	13.87	838,382	820,619
First Trust Growth Strength Portfolio - Class I	82,464	14.07	1,160,268	1,103,457
First Trust International Developed Capital Strength Portfolio - Class I	124,594	14.16	1,764,251	1,662,597
First Trust Multi Income Allocation Portfolio - Class I	33,453	11.55	386,379	380,392
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	772,781	13.17	10,177,527	10,448,480
Franklin Allocation VIP Fund - Class 4	518,718	5.78	2,998,190	2,655,056
Franklin Income VIP Fund - Class 2	1,007,592	15.16	15,275,094	14,828,902
Franklin Income VIP Fund - Class 4	973,848	15.72	15,308,897	14,601,642
Franklin Multi-Asset Variable Conservative Growth - Class II	86,541	15.12	1,308,498	1,270,880
Franklin Mutual Shares VIP Fund - Class 2	578,799	16.10	9,318,669	9,615,206
Franklin Mutual Shares VIP Fund - Class 4	258,087	16.35	4,219,721	4,317,708
Franklin Rising Dividends VIP Fund - Class 4	137,775	28.06	3,865,972	3,827,875
Franklin Small Cap Value VIP Fund - Class 4	78,645	14.59	1,147,431	1,096,050
Franklin Small-Mid Cap Growth VIP Fund - Class 4	57,225	15.42	882,405	923,326
Goldman Sachs VIT Government Money Market Fund - Service Shares	146,641	1.00	146,641	146,641
Goldman Sachs VIT Large Cap Value Fund - Service Shares	138,639	8.19	1,135,456	1,250,817
Guggenheim VT Multi-Hedge Strategies	15,378	23.48	361,076	386,103
Hartford Capital Appreciation HLS Fund - Class IC	13,607	52.01	707,682	633,818
Invesco V.I. American Franchise Fund - Series I Shares	1,927	81.00	156,102	104,662
Invesco V.I. American Franchise Fund - Series II Shares	346	71.95	24,859	21,155
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	24,944	8.40	209,533	240,806
Invesco V.I. Comstock Fund - Series II Shares	46,878	21.29	998,039	934,896
Invesco V.I. Core Equity Fund - Series I Shares	1,907	36.03	68,702	56,225
Invesco V.I. Diversified Dividend Fund - Series II Shares	74,559	26.89	2,004,890	1,951,875
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	822,506	27.40	22,536,657	19,237,932
Invesco V.I. Equity and Income Fund - Series II Shares	41,629	18.12	754,310	739,200
Invesco V.I. EQV International Equity Fund - Series I Shares	248	36.11	8,951	8,980
Invesco V.I. EQV International Equity Fund - Series II Shares	186,484	35.39	6,599,662	6,647,985
Invesco V.I. Global Fund - Series II Shares	7,981	36.30	289,699	278,842
Invesco V.I. International Growth Fund - Series II Shares	195,649	2.07	404,994	448,278
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	80,489	27.71	2,230,351	2,172,440
Janus Henderson Balanced Portfolio - Service Shares	12,123	59.48	721,098	452,805
Janus Henderson Enterprise Portfolio - Service Shares	5,278	73.35	387,171	325,170
Janus Henderson Global Research Portfolio - Service Shares	3,485	76.42	266,339	191,092
Lincoln Hedged Nasdaq-100 Fund - Service Class	27,499	11.72	322,177	328,455
Lincoln Hedged S&P 500 Conservative Fund - Service Class	23,537	10.59	249,210	251,087
Lincoln Hedged S&P 500 Fund - Service Class	149,622	11.24	1,681,002	1,685,493
Lincoln Opportunistic Hedged Equity Fund - Service Class	32,145	10.81	347,450	341,251
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	287,984	10.61	3,055,510	3,248,571
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	21,016	33.43	702,581	703,003
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	5,829	18.98	110,641	101,432
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	227,984	13.26	3,023,068	3,122,437
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	554,466	44.85	24,866,120	24,904,094
LVIP American Balanced Allocation Fund - Service Class	714,966	12.42	8,877,023	8,781,475
LVIP American Balanced Allocation Fund - Standard Class	48	12.45	601	600
LVIP American Century Balanced Fund - Service Class	1,589,516	9.04	14,370,817	12,263,887
LVIP American Century Capital Appreciation Fund - Service Class	52,833	14.67	774,898	865,817
LVIP American Century Disciplined Core Value Fund - Service Class	29,216	9.68	282,661	282,092
LVIP American Century Inflation Protection Fund - Service Class	45,867	9.04	414,452	430,034
LVIP American Century International Fund - Service Class	16,590	12.23	202,909	201,414
LVIP American Century Large Company Value Fund - Service Class	450,865	20.44	9,217,485	8,015,361
LVIP American Century Large Company Value Fund - Standard Class II	60	20.01	1,195	935
LVIP American Century Mid Cap Value Fund - Service Class	21,447	19.40	415,963	434,565
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	2,900,563	13.13	38,090,196	37,953,093
LVIP American Century Ultra® Fund - Service Class	414,786	29.96	12,428,240	11,524,100
LVIP American Century Value Fund - Service Class	28,542	12.94	369,244	372,947
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	241	11.22	2,701	2,680
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	221,104	11.21	2,478,800	2,501,562
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	399,330	11.71	4,677,353	4,489,183
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	19,924	11.73	233,625	214,173
LVIP American Global Growth Fund - Service Class II	696,168	27.77	19,333,277	15,913,006
LVIP American Growth Allocation Fund - Service Class	345,227	12.56	4,334,674	4,256,341
LVIP American Growth Fund - Service Class II	3,031,212	40.75	123,512,790	84,558,319
LVIP American Growth-Income Fund - Service Class II	2,651,225	33.91	89,913,652	64,885,402
LVIP American International Fund - Service Class II	1,035,089	15.67	16,215,698	14,182,920
LVIP American Preservation Fund - Service Class	148,678	9.23	1,372,443	1,438,647
LVIP Baron Growth Opportunities Fund - Service Class	293,043	59.56	17,453,366	18,031,610
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	6,144,349	21.97	134,991,348	125,197,878
LVIP BlackRock Equity Dividend Fund - Service Class	455,924	25.75	11,740,950	12,105,752
LVIP BlackRock Equity Dividend Fund - Standard Class	1,034	25.78	26,649	28,479
LVIP BlackRock Global Allocation Fund - Service Class	3,117,032	13.56	42,254,488	35,762,329
LVIP BlackRock Global Allocation Fund - Standard Class	1,345	13.56	18,240	15,448
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	4,818,449	12.72	61,266,576	51,850,430
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2,082,288	13.53	28,167,112	24,720,364
LVIP BlackRock Inflation Protected Bond Fund - Service Class	6,160,264	9.45	58,226,815	61,128,601
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	15,412	9.46	145,736	159,465
LVIP BlackRock Real Estate Fund - Service Class	645,076	7.69	4,957,412	5,193,236
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	3,135,790	14.51	45,494,035	39,181,594
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,644,065	53.06	87,234,085	66,580,899
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,561	55.54	86,707	60,964
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2,874,512	17.72	50,939,235	47,863,692
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	428	19.00	8,128	7,366
LVIP Channing Small Cap Value Fund - Service Class	37,787	12.91	487,750	437,838
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	1,887,502	17.12	32,321,593	25,457,943
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	412	17.18	7,076	5,453
LVIP Dimensional International Core Equity Fund - Service Class	833,763	15.81	13,180,967	10,031,887
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	3,056,782	13.44	41,080,089	29,464,999
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	435,991	51.24	22,341,462	17,790,853
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	158	51.82	8,204	5,699
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	779,015	22.78	17,746,741	13,889,739
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	2,721,485	22.26	60,588,415	48,073,587
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2,668,317	16.00	42,703,741	38,893,201
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	443	16.06	7,115	6,228
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	9,746,887	8.85	86,269,695	97,079,962
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	23,630	8.90	210,307	241,150
LVIP Franklin Templeton Core Bond Fund - Service Class	21,720,852	11.65	253,026,208	280,735,488
LVIP Franklin Templeton Core Bond Fund - Standard Class	219,598	11.66	2,560,729	2,837,343
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	1,229,963	44.55	54,788,712	44,834,271
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	597,164	10.08	6,017,020	5,022,042
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	8,407	10.07	84,658	76,657
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	759,247	10.48	7,958,432	6,395,693
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,046,973	16.62	17,399,644	14,169,679
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	28,610	16.69	477,352	423,311
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	832,204	14.45	12,022,856	10,285,951
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2,705	14.49	39,201	32,100
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	1,115,028	12.98	14,475,291	12,140,826
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	3,660,885	12.91	47,269,350	48,369,906
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,532	12.91	136,012	145,299
LVIP Global Growth Allocation Managed Risk Fund - Service Class	16,510,385	14.17	233,952,162	218,414,867
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	14,496,959	14.38	208,408,278	198,431,921
LVIP Government Money Market Fund - Service Class	2,948,499	10.00	29,484,985	29,484,987
LVIP Government Money Market Fund - Standard Class	126,571	10.00	1,265,713	1,265,713
LVIP JPMorgan Core Bond Fund - Service Class	3,408,962	9.81	33,435,096	34,696,905
LVIP JPMorgan High Yield Fund - Service Class	1,279,722	10.02	12,818,972	13,171,649
LVIP JPMorgan Mid Cap Value Fund - Service Class	163,966	8.98	1,471,592	1,596,956
LVIP JPMorgan Retirement Income Fund - Service Class	347,755	13.65	4,745,809	4,361,416
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,940,512	17.13	33,235,156	31,821,856
LVIP JPMorgan Short Duration Bond Fund - Service Class	3,520,494	9.37	32,972,949	33,912,432
LVIP JPMorgan Short Duration Bond Fund - Standard Class	6,181	9.42	58,247	58,865
LVIP JPMorgan Small Cap Core Fund - Service Class	116,007	21.61	2,506,909	2,441,596
LVIP JPMorgan U.S. Equity Fund - Service Class	149,951	48.37	7,253,566	6,405,426
LVIP Loomis Sayles Global Growth Fund - Service Class	10,385	18.85	195,705	154,502
LVIP MFS International Growth Fund - Service Class	673,889	21.23	14,309,356	12,752,280
LVIP MFS Value Fund - Service Class	830,520	54.56	45,316,492	39,869,745
LVIP Mondrian Global Income Fund - Service Class	1,994,400	9.34	18,623,710	21,405,927
LVIP Mondrian International Value Fund - Service Class	549,055	21.23	11,657,539	9,307,386
LVIP Mondrian International Value Fund - Standard Class	30,539	21.26	649,113	518,295
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	683,898	16.48	11,273,377	9,246,532
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	3,260,869	13.74	44,797,815	38,337,544
LVIP Nomura Diversified Floating Rate Fund - Service Class	4,698,441	9.84	46,218,569	46,848,298
LVIP Nomura High Yield Fund - Service Class	882,230	4.34	3,832,408	4,207,392
LVIP Nomura High Yield Fund - Standard Class	28,914	4.34	125,573	139,975
LVIP Nomura Mid Cap Value Fund - Service Class	242,410	43.28	10,491,261	9,573,172
LVIP Nomura SMID Cap Core Fund - Service Class	362,071	26.33	9,534,065	8,331,208
LVIP Nomura SMID Cap Core Fund - Standard Class	9,475	29.36	278,157	226,835
LVIP Nomura Social Awareness Fund - Service Class	91,236	55.42	5,056,671	3,908,552
LVIP Nomura Social Awareness Fund - Standard Class	4,015	56.09	225,192	154,309
LVIP Nomura U.S. Growth Fund - Service Class	1,233,522	12.70	15,662,031	12,800,216
LVIP Nomura U.S. REIT Fund - Service Class	570,199	13.51	7,703,383	7,462,651
LVIP Nomura U.S. REIT Fund - Standard Class	24,251	13.47	326,687	314,240
LVIP PIMCO Low Duration Bond Fund - Service Class	4,621,223	9.46	43,693,659	44,888,743
LVIP PIMCO Low Duration Bond Fund - Standard Class	867	9.46	8,202	8,440
LVIP SSGA Bond Index Fund - Service Class	4,689,972	10.10	47,359,338	50,962,155
LVIP SSGA Bond Index Fund - Standard Class	23,541	10.09	237,625	241,987
LVIP SSGA Conservative Index Allocation Fund - Service Class	739,813	14.57	10,778,335	9,847,157
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	127,241	13.46	1,713,040	1,439,281
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	3,122,237	13.12	40,976,234	36,335,173
LVIP SSGA International Index Fund - Service Class	1,082,707	13.27	14,369,683	10,515,949
LVIP SSGA International Managed Volatility Fund - Service Class	1,396,541	11.45	15,990,395	12,481,087
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	3,559,589	17.69	62,983,359	53,043,568
LVIP SSGA Mid-Cap Index Fund - Service Class	1,537,736	12.82	19,719,925	19,442,362
LVIP SSGA Mid-Cap Index Fund - Standard Class	7,754	12.89	99,938	107,944
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,990,025	18.24	36,300,044	30,192,551
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,066,261	19.59	20,889,128	16,833,845
LVIP SSGA Nasdaq-100 Index Fund - Service Class	270,063	17.08	4,613,762	3,454,571
LVIP SSGA S&P 500 Index Fund - Service Class	6,787,416	33.61	228,104,675	165,183,153
LVIP SSGA S&P 500 Index Fund - Standard Class	40,220	33.70	1,355,592	727,856
LVIP SSGA Short-Term Bond Index Fund - Service Class	1,832,526	9.96	18,250,128	18,421,697
LVIP SSGA Small-Cap Index Fund - Service Class	1,028,061	34.72	35,690,167	32,058,468
LVIP SSGA Small-Cap Index Fund - Standard Class	2,613	34.81	90,965	97,923
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	3,644,762	12.90	47,028,361	45,310,892
LVIP Structured Conservative Allocation Fund - Service Class	648,185	11.39	7,382,174	7,364,724
LVIP Structured Moderate Allocation Fund - Service Class	3,358,568	12.84	43,130,725	40,903,885
LVIP Structured Moderate Allocation Fund - Standard Class	52,841	12.86	679,272	669,143
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	1,618,978	13.82	22,367,801	20,357,276
LVIP T. Rowe Price 2020 Fund - Service Class	8,203	9.82	80,512	82,306
LVIP T. Rowe Price 2030 Fund - Service Class	4,758	12.49	59,414	47,910
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,007,253	28.13	28,334,015	28,022,865
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,260	30.97	162,867	153,001
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,465,104	13.23	19,389,188	16,796,245
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	4,525,549	13.00	58,818,558	49,420,331
LVIP Vanguard Bond Allocation Fund - Service Class	9,228,252	9.24	85,296,729	92,087,125
LVIP Vanguard Bond Allocation Fund - Standard Class	765	9.25	7,074	7,679
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,402,449	24.90	34,919,581	34,576,573
LVIP Vanguard International Equity ETF Fund - Service Class	1,634,423	15.02	24,542,493	19,455,191
LVIP Wellington SMID Cap Value Fund - Service Class	374,290	23.98	8,976,234	9,359,535
MFS® VIT Growth Series - Initial Class	1,814	67.85	123,100	104,004
MFS® VIT Growth Series - Service Class	293,425	60.68	17,805,031	17,214,993
MFS® VIT Total Return Series - Initial Class	7,792	23.33	181,782	187,089
MFS® VIT Total Return Series - Service Class	432,160	22.64	9,784,106	10,154,330
MFS® VIT Utilities Series - Initial Class	3,836	37.73	144,729	121,446
MFS® VIT Utilities Series - Service Class	254,461	36.82	9,369,251	8,078,545
MFS® VIT II Core Equity Portfolio - Service Class	244	31.13	7,600	6,668
MFS® VIT II International Intrinsic Value Portfolio - Service Class	68,672	36.15	2,482,476	1,970,973
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	80,713	16.41	1,324,505	1,199,514
Nomura VIP Asset Strategy Series - Service Class	66,636	10.00	666,357	635,773
Nomura VIP Emerging Markets Series - Service Class	368,534	40.01	14,745,031	8,217,232
Nomura VIP Energy Series - Service Class	91,402	5.18	473,465	436,862
Nomura VIP High Income Series - Service Class	378,425	2.93	1,108,786	1,134,544
Nomura VIP Mid Cap Growth Series - Service Class	103,877	7.72	801,933	1,134,095
Nomura VIP Science and Technology Series - Service Class	154,687	32.66	5,052,062	3,897,687
Nomura VIP Small Cap Growth Series - Service Class	190,158	7.45	1,416,676	1,154,800
Nomura VIP Small Cap Value Series - Service Class	693,588	39.87	27,653,338	24,385,250
Nomura VIP Small Cap Value Series - Standard Class	10,565	40.08	423,441	382,665
PIMCO VIT All Asset Portfolio - Advisor Class	20,486	9.76	199,942	197,374
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	158,554	6.42	1,017,915	1,187,132
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	45,893	8.94	410,287	452,083
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	260	11.42	2,966	3,180
Putnam VT George Putnam Balanced Fund - Class IB	670,341	16.99	11,389,089	9,497,154
Putnam VT Global Health Care Fund - Class IB	93,463	16.81	1,571,120	1,494,130
Putnam VT Income Fund - Class IB	52,916	8.19	433,385	507,936
Putnam VT Large Cap Value Fund - Class IB	589,049	35.69	21,023,174	17,284,437
Putnam VT Sustainable Future Fund - Class IB	1,069	14.71	15,724	15,700
Putnam VT Sustainable Leaders Fund - Class IB	6,363	46.30	294,588	290,704
Templeton Foreign VIP Fund - Class 4	8,824	16.61	146,563	121,025
Templeton Global Bond VIP Fund - Class 2	241,106	13.17	3,175,371	3,606,466
Templeton Global Bond VIP Fund - Class 4	95,001	13.44	1,276,812	1,353,349
Templeton Growth VIP Fund - Class 2	94,746	14.15	1,340,655	1,167,602
VanEck VIP Global Resources Fund - Class S Shares	15,694	31.97	501,724	337,612
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	40,035	8.69	347,908	358,362

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class B	15,212	(33,400)	(18,188)
AB VPS Large Cap Growth Portfolio - Class B	3	(189)	(186)
AB VPS Sustainable Global Thematic Portfolio - Class B	7,105	(14,477)	(7,372)
ALPS Global Opportunity Portfolio - Class III	7,305	(13,614)	(6,309)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	11,882	(28,190)	(16,308)
American Funds® IS American Funds Mortgage Fund - Class 4	8,460	(2,265)	6,195
American Funds® IS Asset Allocation Fund - Class 1	6	(15)	(9)
American Funds® IS Asset Allocation Fund - Class 4	129,088	(163,008)	(33,920)
American Funds® IS Capital Income Builder - Class 1	—	(185)	(185)
American Funds® IS Capital Income Builder - Class 4	64,219	(21,485)	42,734
American Funds® IS Capital World Bond Fund - Class 1	66	(69)	(3)
American Funds® IS Capital World Growth and Income Fund - Class 1	4	(2,792)	(2,788)
American Funds® IS Global Growth Fund - Class 2	8,439	(33,103)	(24,664)
American Funds® IS Global Growth Fund - Class 4	44,729	(12,341)	32,388
American Funds® IS Global Small Capitalization Fund - Class 2	6,532	(22,630)	(16,098)
American Funds® IS Global Small Capitalization Fund - Class 4	228,507	(27,168)	201,339
American Funds® IS Growth Fund - Class 1	11	(21)	(10)
American Funds® IS Growth Fund - Class 2	19,668	(124,091)	(104,423)
American Funds® IS Growth Fund - Class 4	229,688	(109,748)	119,940
American Funds® IS Growth-Income Fund - Class 1	41	(86)	(45)
American Funds® IS Growth-Income Fund - Class 2	8,199	(152,424)	(144,225)
American Funds® IS Growth-Income Fund - Class 4	112,607	(63,968)	48,639
American Funds® IS International Fund - Class 1	1,906	(773)	1,133
American Funds® IS International Fund - Class 2	6,424	(88,440)	(82,016)
American Funds® IS International Fund - Class 4	55,509	(37,001)	18,508
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	2,337	(131,588)	(129,251)
American Funds® IS New World Fund - Class 1	18	(187)	(169)
American Funds® IS New World Fund - Class 4	26,100	(45,409)	(19,309)
American Funds® IS The Bond Fund of America - Class 1	1,318	(86)	1,232
American Funds® IS Washington Mutual Investors Fund - Class 1	101	(302)	(201)
American Funds® IS Washington Mutual Investors Fund - Class 4	65,201	(26,537)	38,664
ClearBridge Variable Growth Portfolio - Class II	36,247	(3,540)	32,707
ClearBridge Variable Large Cap Growth Portfolio - Class II	134,085	(131,852)	2,233
ClearBridge Variable Mid Cap Portfolio - Class II	14,834	(24,134)	(9,300)
Columbia VP Commodity Strategy Fund - Class 2	5,676	(2,614)	3,062
Columbia VP Emerging Markets Bond Fund - Class 2	2,938	(1,387)	1,551
Columbia VP Strategic Income Fund - Class 2	1,048	(5,038)	(3,990)
DWS Alternative Asset Allocation VIP Portfolio - Class A	12	(153)	(141)
DWS Alternative Asset Allocation VIP Portfolio - Class B	14,628	(42,240)	(27,612)
DWS Equity 500 Index VIP Portfolio - Class A	160	(2,787)	(2,627)
DWS Small Cap Index VIP Portfolio - Class A	20	(407)	(387)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	53,419	(81,583)	(28,164)
Fidelity® VIP Balanced Portfolio - Service Class 2	299,608	(411,972)	(112,364)
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	104	(5,395)	(5,291)
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	599	(214)	385
Fidelity® VIP Contrafund® Portfolio - Service Class 2	158,764	(199,052)	(40,288)
Fidelity® VIP Financials Portfolio - Service Class 2	9,497	(7,023)	2,474
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	3,513	(19,572)	(16,059)
Fidelity® VIP Growth Portfolio - Initial Class	—	(18)	(18)
Fidelity® VIP Growth Portfolio - Service Class 2	68,210	(114,617)	(46,407)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	99,611	(135,589)	(35,978)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	96,001	(22,111)	73,890
Fidelity® VIP Technology Portfolio - Service Class 2	56,218	(70,017)	(13,799)
First Trust Capital Strength Hedged Equity Portfolio - Class I	62,782	(4,158)	58,624
First Trust Capital Strength Portfolio - Class I	124,036	(31,513)	92,523
First Trust Dorsey Wright Tactical Core Portfolio - Class I	801	(3,689)	(2,888)
First Trust Growth Strength Portfolio - Class I	24,188	(7,796)	16,392
First Trust International Developed Capital Strength Portfolio - Class I	59,093	(25,788)	33,305
First Trust Multi Income Allocation Portfolio - Class I	252	(8,094)	(7,842)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	49,061	(151,665)	(102,604)
Franklin Allocation VIP Fund - Class 4	13,012	(21,057)	(8,045)
Franklin Income VIP Fund - Class 2	27,362	(143,905)	(116,543)
Franklin Income VIP Fund - Class 4	66,442	(84,745)	(18,303)
Franklin Multi-Asset Variable Conservative Growth - Class II	5,011	(12,073)	(7,062)
Franklin Mutual Shares VIP Fund - Class 2	22,275	(82,016)	(59,741)
Franklin Mutual Shares VIP Fund - Class 4	14,171	(36,125)	(21,954)
Franklin Rising Dividends VIP Fund - Class 4	43,644	(19,890)	23,754
Franklin Small Cap Value VIP Fund - Class 4	16,945	(6,105)	10,840
Franklin Small-Mid Cap Growth VIP Fund - Class 4	9,353	(7,324)	2,029
Goldman Sachs VIT Government Money Market Fund - Service Shares	789	(570)	219
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,848	(4,586)	(2,738)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	62	(35,131)	(35,069)
Guggenheim VT Multi-Hedge Strategies	3,215	(6,041)	(2,826)
Hartford Capital Appreciation HLS Fund - Class IC	341	(7,920)	(7,579)
Invesco V.I. American Franchise Fund - Series I Shares	44	(374)	(330)
Invesco V.I. American Franchise Fund - Series II Shares	2	(531)	(529)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	776	(2,687)	(1,911)
Invesco V.I. Comstock Fund - Series II Shares	3,648	(1,562)	2,086
Invesco V.I. Core Equity Fund - Series I Shares	—	(63)	(63)
Invesco V.I. Diversified Dividend Fund - Series II Shares	11,316	(6,174)	5,142
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	23,549	(92,262)	(68,713)
Invesco V.I. Equity and Income Fund - Series II Shares	10,538	(1,221)	9,317
Invesco V.I. EQV International Equity Fund - Series I Shares	—	(32)	(32)
Invesco V.I. EQV International Equity Fund - Series II Shares	24,863	(41,487)	(16,624)
Invesco V.I. Global Fund - Series II Shares	110	(513)	(403)
Invesco V.I. International Growth Fund - Series II Shares	5,254	(1,557)	3,697
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	36,188	(30,945)	5,243
Janus Henderson Balanced Portfolio - Service Shares	118	(698)	(580)
Janus Henderson Enterprise Portfolio - Service Shares	30	(1,016)	(986)
Janus Henderson Global Research Portfolio - Service Shares	1	(578)	(577)
Lincoln Hedged Nasdaq-100 Fund - Service Class	25,822	—	25,822
Lincoln Hedged S&P 500 Conservative Fund - Service Class	21,518	(566)	20,952
Lincoln Hedged S&P 500 Fund - Service Class	138,305	(3,927)	134,378
Lincoln Opportunistic Hedged Equity Fund - Service Class	27,391	(1,204)	26,187
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	33,520	(15,911)	17,609
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2,596	(26,064)	(23,468)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	37	(82)	(45)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	26,306	(23,593)	2,713
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	23,534	(89,337)	(65,803)
LVIP American Balanced Allocation Fund - Service Class	65,467	(61,717)	3,750
LVIP American Balanced Allocation Fund - Standard Class	—	(72)	(72)
LVIP American Century Balanced Fund - Service Class	51,459	(62,667)	(11,208)
LVIP American Century Capital Appreciation Fund - Service Class	69,945	(17,414)	52,531
LVIP American Century Disciplined Core Value Fund - Service Class	24,900	(765)	24,135
LVIP American Century Inflation Protection Fund - Service Class	57,412	(22,594)	34,818
LVIP American Century International Fund - Service Class	16,864	(132)	16,732
LVIP American Century Large Company Value Fund - Service Class	38,938	(48,841)	(9,903)
LVIP American Century Large Company Value Fund - Standard Class II	—	(190)	(190)
LVIP American Century Mid Cap Value Fund - Service Class	30,334	(385)	29,949
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	57,930	(267,403)	(209,473)
LVIP American Century Ultra® Fund - Service Class	75,485	(321,216)	(245,731)
LVIP American Century Value Fund - Service Class	29,598	(3,796)	25,802
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	241	—	241
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	6,631	(30,209)	(23,578)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,757	(88,096)	(81,339)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(686)	(686)
LVIP American Global Growth Fund - Service Class II	26,074	(69,860)	(43,786)
LVIP American Global Small Capitalization Fund - Service Class II	1,783	(106,860)	(105,077)
LVIP American Growth Allocation Fund - Service Class	31,245	(11,015)	20,230
LVIP American Growth Fund - Service Class II	165,503	(203,749)	(38,246)
LVIP American Growth-Income Fund - Service Class II	124,197	(192,250)	(68,053)
LVIP American International Fund - Service Class II	69,364	(176,329)	(106,965)
LVIP American Preservation Fund - Service Class	30,404	(1,953)	28,451
LVIP Baron Growth Opportunities Fund - Service Class	65,150	(64,190)	960
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,580,272	(941,145)	639,127
LVIP BlackRock Equity Dividend Fund - Service Class	52,500	(54,084)	(1,584)
LVIP BlackRock Equity Dividend Fund - Standard Class	—	(545)	(545)
LVIP BlackRock Global Allocation Fund - Service Class	54,949	(327,097)	(272,148)
LVIP BlackRock Global Allocation Fund - Standard Class	10	(214)	(204)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	24,990	(651,201)	(626,211)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	83,409	(384,131)	(300,722)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	360,597	(629,603)	(269,006)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	62	(212)	(150)
LVIP BlackRock Real Estate Fund - Service Class	42,380	(65,549)	(23,169)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	77,935	(574,559)	(496,624)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	123,806	(482,087)	(358,281)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	153	(187)	(34)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	119,525	(424,150)	(304,625)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	29	(9)	20
LVIP Channing Small Cap Value Fund - Service Class	13,252	(12,223)	1,029
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	41,173	(306,949)	(265,776)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	20	(21)	(1)
LVIP Dimensional International Core Equity Fund - Service Class	148,682	(141,191)	7,491
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	44,294	(854,123)	(809,829)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	63,384	(59,089)	4,295
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7	(8)	(1)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	130,874	(93,018)	37,856
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	100,465	(338,516)	(238,051)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	145,502	(253,856)	(108,354)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	17	(23)	(6)
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	215,810	(864,207)	(648,397)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	443	(451)	(8)
LVIP Franklin Templeton Core Bond Fund - Service Class	3,173,377	(1,924,743)	1,248,634
LVIP Franklin Templeton Core Bond Fund - Standard Class	11,546	(22,748)	(11,202)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	40,382	(531,901)	(491,519)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	35,772	(87,839)	(52,067)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(116)	(116)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	114,499	(134,265)	(19,766)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	41,465	(98,585)	(57,120)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	30,841	(70,512)	(39,671)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	116	(106)	10
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	58,674	(88,509)	(29,835)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	20,621	(555,443)	(534,822)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(492)	(492)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	36,231	(1,716,985)	(1,680,754)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	33,454	(1,620,911)	(1,587,457)
LVIP Government Money Market Fund - Service Class	1,107,049	(1,269,305)	(162,256)
LVIP Government Money Market Fund - Standard Class	101,698	(17,588)	84,110
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	35,857	(2,232,277)	(2,196,420)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	14	(361)	(347)
LVIP JPMorgan Core Bond Fund - Service Class	933,472	(229,516)	703,956
LVIP JPMorgan High Yield Fund - Service Class	131,180	(128,917)	2,263
LVIP JPMorgan Mid Cap Value Fund - Service Class	53,163	(1,903)	51,260
LVIP JPMorgan Retirement Income Fund - Service Class	17,661	(60,617)	(42,956)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	80,739	(263,260)	(182,521)
LVIP JPMorgan Short Duration Bond Fund - Service Class	344,145	(509,953)	(165,808)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	2,530	(46)	2,484
LVIP JPMorgan Small Cap Core Fund - Service Class	85,255	(9,311)	75,944
LVIP JPMorgan U.S. Equity Fund - Service Class	220,045	(60,995)	159,050
LVIP Loomis Sayles Global Growth Fund - Service Class	512	(4,115)	(3,603)
LVIP Macquarie Wealth Builder Fund - Service Class	8,199	(108,090)	(99,891)
LVIP Macquarie Wealth Builder Fund - Standard Class	5	(1,310)	(1,305)
LVIP MFS International Growth Fund - Service Class	122,213	(101,850)	20,363
LVIP MFS Value Fund - Service Class	165,012	(174,953)	(9,941)
LVIP Mondrian Global Income Fund - Service Class	143,278	(320,259)	(176,981)
LVIP Mondrian International Value Fund - Service Class	90,394	(153,550)	(63,156)
LVIP Mondrian International Value Fund - Standard Class	4,657	(7,714)	(3,057)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	198,968	(65,029)	133,939
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	51,948	(601,069)	(549,121)
LVIP Nomura Diversified Floating Rate Fund - Service Class	240,326	(692,384)	(452,058)
LVIP Nomura High Yield Fund - Service Class	13,866	(21,229)	(7,363)
LVIP Nomura High Yield Fund - Standard Class	4	(255)	(251)
LVIP Nomura Mid Cap Value Fund - Service Class	47,778	(52,927)	(5,149)
LVIP Nomura SMID Cap Core Fund - Service Class	11,793	(30,844)	(19,051)
LVIP Nomura SMID Cap Core Fund - Standard Class	119	(226)	(107)
LVIP Nomura Social Awareness Fund - Service Class	7,425	(16,785)	(9,360)
LVIP Nomura Social Awareness Fund - Standard Class	25	(162)	(137)
LVIP Nomura U.S. Growth Fund - Service Class	91,838	(79,011)	12,827
LVIP Nomura U.S. REIT Fund - Service Class	26,067	(36,887)	(10,820)
LVIP Nomura U.S. REIT Fund - Standard Class	1	(206)	(205)
LVIP PIMCO Low Duration Bond Fund - Service Class	617,001	(954,977)	(337,976)
LVIP PIMCO Low Duration Bond Fund - Standard Class	79	(58)	21
LVIP SSGA Bond Index Fund - Service Class	337,579	(530,610)	(193,031)
LVIP SSGA Bond Index Fund - Standard Class	957	(978)	(21)
LVIP SSGA Conservative Index Allocation Fund - Service Class	52,927	(96,664)	(43,737)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	20,933	(18,601)	2,332
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	19,228	(425,053)	(405,825)
LVIP SSGA International Index Fund - Service Class	43,023	(179,808)	(136,785)
LVIP SSGA International Managed Volatility Fund - Service Class	21,376	(429,814)	(408,438)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	96,788	(403,919)	(307,131)
LVIP SSGA Mid-Cap Index Fund - Service Class	122,072	(91,374)	30,698
LVIP SSGA Moderate Index Allocation Fund - Service Class	103,373	(283,456)	(180,083)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	91,244	(146,326)	(55,082)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	51,651	(18,511)	33,140
LVIP SSGA S&P 500 Index Fund - Service Class	479,848	(482,888)	(3,040)
LVIP SSGA S&P 500 Index Fund - Standard Class	141	(6,935)	(6,794)
LVIP SSGA Short-Term Bond Index Fund - Service Class	811,858	(741,768)	70,090
LVIP SSGA Small-Cap Index Fund - Service Class	136,590	(221,437)	(84,847)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	261,651	(502,306)	(240,655)
LVIP Structured Conservative Allocation Fund - Service Class	40,899	(105,305)	(64,406)
LVIP Structured Moderate Allocation Fund - Service Class	179,658	(398,995)	(219,337)
LVIP Structured Moderate Allocation Fund - Standard Class	75,730	(11,662)	64,068
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	27,619	(213,404)	(185,785)
LVIP T. Rowe Price 2020 Fund - Service Class	58	(1,709)	(1,651)
LVIP T. Rowe Price 2030 Fund - Service Class	—	(210)	(210)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	39,921	(71,330)	(31,409)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	62	(603)	(541)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	190,108	(119,717)	70,391
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	43,313	(476,108)	(432,795)
LVIP Vanguard Bond Allocation Fund - Service Class	934,226	(936,861)	(2,635)
LVIP Vanguard Bond Allocation Fund - Standard Class	59	(49)	10
LVIP Vanguard Domestic Equity ETF Fund - Service Class	105,665	(112,133)	(6,468)
LVIP Vanguard International Equity ETF Fund - Service Class	171,618	(191,908)	(20,290)
LVIP Wellington SMID Cap Value Fund - Service Class	37,398	(56,897)	(19,499)
LVIP Western Asset Core Bond Fund - Service Class	211,723	(3,907,279)	(3,695,556)
MFS® VIT Growth Series - Initial Class	66	(112)	(46)
MFS® VIT Growth Series - Service Class	27,842	(66,427)	(38,585)
MFS® VIT Total Return Series - Initial Class	—	(39)	(39)
MFS® VIT Total Return Series - Service Class	37,670	(84,484)	(46,814)
MFS® VIT Utilities Series - Initial Class	9	(404)	(395)
MFS® VIT Utilities Series - Service Class	25,035	(38,767)	(13,732)
MFS® VIT II Core Equity Portfolio - Service Class	—	(23)	(23)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	7,661	(17,726)	(10,065)
Morgan Stanley VIF Growth Portfolio - Class II	286	(286)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	779	(4,409)	(3,630)
Nomura VIP Asset Strategy Series - Service Class	596	(3,345)	(2,749)
Nomura VIP Emerging Markets Series - Service Class	8,910	(131,097)	(122,187)
Nomura VIP Energy Series - Service Class	20,109	(6,790)	13,319
Nomura VIP High Income Series - Service Class	4,407	(73,107)	(68,700)
Nomura VIP Mid Cap Growth Series - Service Class	2,105	(13,712)	(11,607)
Nomura VIP Science and Technology Series - Service Class	15,780	(27,327)	(11,547)
Nomura VIP Small Cap Growth Series - Service Class	2,899	(7,162)	(4,263)
Nomura VIP Small Cap Value Series - Service Class	61,057	(66,743)	(5,686)
Nomura VIP Small Cap Value Series - Standard Class	3	(96)	(93)
PIMCO VIT All Asset Portfolio - Advisor Class	790	(665)	125
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	9,741	(40,618)	(30,877)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	728	(1,014)	(286)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(2,175)	(2,175)
Putnam VT George Putnam Balanced Fund - Class IB	105,367	(158,690)	(53,323)
Putnam VT Global Health Care Fund - Class IB	8,697	(12,636)	(3,939)
Putnam VT Income Fund - Class IB	4,145	(3,928)	217
Putnam VT Large Cap Value Fund - Class IB	163,301	(94,541)	68,760
Putnam VT Sustainable Future Fund - Class IB	372	(4,920)	(4,548)
Putnam VT Sustainable Leaders Fund - Class IB	6,381	(6,114)	267
Templeton Foreign VIP Fund - Class 4	99	(7,466)	(7,367)
Templeton Global Bond VIP Fund - Class 2	24,870	(48,057)	(23,187)
Templeton Global Bond VIP Fund - Class 4	16,930	(26,987)	(10,057)
Templeton Growth VIP Fund - Class 2	857	(6,773)	(5,916)
VanEck VIP Global Resources Fund - Class S Shares	5,602	(8,737)	(3,135)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	6,166	(2,946)	3,220

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class B	3,604	(43,428)	(39,824)
AB VPS Large Cap Growth Portfolio - Class B	1	(244)	(243)
AB VPS Sustainable Global Thematic Portfolio - Class B	4,093	(15,877)	(11,784)
ALPS Global Opportunity Portfolio - Class III	6,025	(14,779)	(8,754)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	8,493	(33,074)	(24,581)
American Funds® IS American Funds Mortgage Fund - Class 4	965	(1,803)	(838)
American Funds® IS Asset Allocation Fund - Class 1	4	(11)	(7)
American Funds® IS Asset Allocation Fund - Class 4	180,851	(246,744)	(65,893)
American Funds® IS Capital Income Builder - Class 1	—	(222)	(222)
American Funds® IS Capital Income Builder - Class 4	23,443	(37,454)	(14,011)
American Funds® IS Capital World Bond Fund - Class 1	103	(25)	78
American Funds® IS Capital World Growth and Income Fund - Class 1	12	(153)	(141)
American Funds® IS Global Growth Fund - Class 2	3,993	(17,898)	(13,905)
American Funds® IS Global Growth Fund - Class 4	35,916	(43,371)	(7,455)
American Funds® IS Global Small Capitalization Fund - Class 2	5,843	(21,505)	(15,662)
American Funds® IS Global Small Capitalization Fund - Class 4	2,820	(17,507)	(14,687)
American Funds® IS Growth Fund - Class 1	8	(35)	(27)
American Funds® IS Growth Fund - Class 2	8,182	(98,878)	(90,696)
American Funds® IS Growth Fund - Class 4	155,705	(89,236)	66,469
American Funds® IS Growth-Income Fund - Class 1	10	(123)	(113)
American Funds® IS Growth-Income Fund - Class 2	10,222	(118,361)	(108,139)
American Funds® IS Growth-Income Fund - Class 4	58,111	(51,249)	6,862
American Funds® IS International Fund - Class 1	363	(551)	(188)
American Funds® IS International Fund - Class 2	20,769	(57,796)	(37,027)
American Funds® IS International Fund - Class 4	38,390	(45,204)	(6,814)
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	12,500	(134,524)	(122,024)
American Funds® IS New World Fund - Class 1	82	(106)	(24)
American Funds® IS New World Fund - Class 4	19,380	(15,051)	4,329
American Funds® IS The Bond Fund of America - Class 1	417	(67)	350
American Funds® IS Washington Mutual Investors Fund - Class 1	17	(401)	(384)
American Funds® IS Washington Mutual Investors Fund - Class 4	40,324	(26,253)	14,071
ClearBridge Variable Growth Portfolio - Class II	8,619	(18,011)	(9,392)
ClearBridge Variable Large Cap Growth Portfolio - Class II	79,445	(360,639)	(281,194)
ClearBridge Variable Mid Cap Portfolio - Class II	38,771	(43,612)	(4,841)
Columbia VP Commodity Strategy Fund - Class 2	10,884	(43,328)	(32,444)
Columbia VP Emerging Markets Bond Fund - Class 2	1,217	(841)	376
Columbia VP Strategic Income Fund - Class 2	8,742	(52,204)	(43,462)
DWS Alternative Asset Allocation VIP Portfolio - Class A	21	(172)	(151)
DWS Alternative Asset Allocation VIP Portfolio - Class B	34,779	(41,623)	(6,844)
DWS Equity 500 Index VIP Portfolio - Class A	21	(351)	(330)
DWS Small Cap Index VIP Portfolio - Class A	31	(187)	(156)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	38,539	(131,969)	(93,430)
Fidelity® VIP Balanced Portfolio - Service Class 2	580,512	(333,362)	247,150
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	5,597	(306)	5,291
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2,144	(146)	1,998
Fidelity® VIP Contrafund® Portfolio - Service Class 2	272,319	(298,987)	(26,668)
Fidelity® VIP Financials Portfolio - Service Class 2	6,500	(24)	6,476
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	20,212	(30,565)	(10,353)
Fidelity® VIP Growth Portfolio - Initial Class	—	(10)	(10)
Fidelity® VIP Growth Portfolio - Service Class 2	101,958	(62,699)	39,259
Fidelity® VIP Mid Cap Portfolio - Service Class 2	81,106	(143,436)	(62,330)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	134,576	(26,761)	107,815
Fidelity® VIP Technology Portfolio - Service Class 2	670,404	(48,320)	622,084
First Trust Capital Strength Hedged Equity Portfolio - Class I	56,983	(5,835)	51,148
First Trust Capital Strength Portfolio - Class I	70,366	(16,976)	53,390
First Trust Dorsey Wright Tactical Core Portfolio - Class I	5,566	(33,203)	(27,637)
First Trust Growth Strength Portfolio - Class I	35,471	(3,287)	32,184
First Trust International Developed Capital Strength Portfolio - Class I	57,590	(3,818)	53,772
First Trust Multi Income Allocation Portfolio - Class I	886	(2,449)	(1,563)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	102,067	(210,795)	(108,728)
Franklin Allocation VIP Fund - Class 4	13,770	(12,599)	1,171
Franklin Income VIP Fund - Class 2	27,527	(142,432)	(114,905)
Franklin Income VIP Fund - Class 4	92,924	(115,892)	(22,968)
Franklin Multi-Asset Variable Conservative Growth - Class II	2,048	(28,654)	(26,606)
Franklin Mutual Shares VIP Fund - Class 2	4,964	(75,664)	(70,700)
Franklin Mutual Shares VIP Fund - Class 4	27,841	(45,143)	(17,302)
Franklin Rising Dividends VIP Fund - Class 4	17,209	(11,359)	5,850
Franklin Small Cap Value VIP Fund - Class 4	7,270	(48,210)	(40,940)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	9,004	(11,642)	(2,638)
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,087	(2,966)	(1,879)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	766	(7,498)	(6,732)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	736	(2,163)	(1,427)
Guggenheim VT Long Short Equity	19,614	(44,907)	(25,293)
Guggenheim VT Multi-Hedge Strategies	1,229	(12,650)	(11,421)
Hartford Capital Appreciation HLS Fund - Class IC	106	(8,265)	(8,159)
Invesco V.I. American Franchise Fund - Series I Shares	—	(230)	(230)
Invesco V.I. American Franchise Fund - Series II Shares	3	—	3
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	4,209	(14,066)	(9,857)
Invesco V.I. Comstock Fund - Series II Shares	10,344	(11,836)	(1,492)
Invesco V.I. Core Equity Fund - Series I Shares	—	(61)	(61)
Invesco V.I. Diversified Dividend Fund - Series II Shares	4,069	(9,966)	(5,897)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	70,243	(155,571)	(85,328)
Invesco V.I. Equity and Income Fund - Series II Shares	5,300	(77,236)	(71,936)
Invesco V.I. EQV International Equity Fund - Series I Shares	—	(30)	(30)
Invesco V.I. EQV International Equity Fund - Series II Shares	31,708	(60,336)	(28,628)
Invesco V.I. Global Fund - Series II Shares	231	(439)	(208)
Invesco V.I. International Growth Fund - Series II Shares	1,952	(45,769)	(43,817)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	20,756	(13,894)	6,862
Janus Henderson Balanced Portfolio - Service Shares	346	(341)	5
Janus Henderson Enterprise Portfolio - Service Shares	19	(196)	(177)
Janus Henderson Global Research Portfolio - Service Shares	20	(72)	(52)
Lincoln Hedged Nasdaq-100 Fund - Service Class	1,142	—	1,142
Lincoln Hedged S&P 500 Conservative Fund - Service Class	932	—	932
Lincoln Hedged S&P 500 Fund - Service Class	5,197	(6)	5,191
Lincoln Opportunistic Hedged Equity Fund - Service Class	1,663	—	1,663
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	18,859	(22,774)	(3,915)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	3,897	(7,170)	(3,273)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	—	(150)	(150)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	45,744	(79,780)	(34,036)
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	62,203	(132,598)	(70,395)
LVIP American Balanced Allocation Fund - Service Class	32,671	(29,058)	3,613
LVIP American Balanced Allocation Fund - Standard Class	—	(86)	(86)
LVIP American Century Balanced Fund - Service Class	56,103	(70,303)	(14,200)
LVIP American Century Capital Appreciation Fund - Service Class	20,902	(8,679)	12,223
LVIP American Century Inflation Protection Fund - Service Class	3,865	—	3,865
LVIP American Century International Fund - Service Class	1,503	—	1,503
LVIP American Century Large Company Value Fund - Service Class	29,738	(67,557)	(37,819)
LVIP American Century Large Company Value Fund - Standard Class II	—	(229)	(229)
LVIP American Century Mid Cap Value Fund - Service Class	7,556	(47)	7,509
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	28,324	(347,816)	(319,492)
LVIP American Century Ultra® Fund - Service Class	1,287,856	(69,200)	1,218,656
LVIP American Century Value Fund - Service Class	5,469	(4)	5,465
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	656	(47,809)	(47,153)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,853	(112,860)	(111,007)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(732)	(732)
LVIP American Global Growth Fund - Service Class II	24,571	(67,060)	(42,489)
LVIP American Global Small Capitalization Fund - Service Class II	6,608	(15,666)	(9,058)
LVIP American Growth Allocation Fund - Service Class	18,575	(23,011)	(4,436)
LVIP American Growth Fund - Service Class II	96,735	(269,113)	(172,378)
LVIP American Growth-Income Fund - Service Class II	114,226	(195,100)	(80,874)
LVIP American International Fund - Service Class II	46,720	(67,395)	(20,675)
LVIP American Preservation Fund - Service Class	38,173	(34,388)	3,785
LVIP Baron Growth Opportunities Fund - Service Class	44,084	(184,740)	(140,656)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	51,969	(766,886)	(714,917)
LVIP BlackRock Equity Dividend Fund - Service Class	17,882	(62,811)	(44,929)
LVIP BlackRock Equity Dividend Fund - Standard Class	—	(167)	(167)
LVIP BlackRock Global Allocation Fund - Service Class	71,932	(416,740)	(344,808)
LVIP BlackRock Global Allocation Fund - Standard Class	32	(227)	(195)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	79,422	(770,695)	(691,273)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	160,978	(270,513)	(109,535)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	365,430	(537,741)	(172,311)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	102	(233)	(131)
LVIP BlackRock Real Estate Fund - Service Class	70,607	(78,462)	(7,855)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	93,704	(590,090)	(496,386)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	75,280	(590,228)	(514,948)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	33	(427)	(394)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	55,948	(626,541)	(570,593)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	14	(29)	(15)
LVIP Channing Small Cap Value Fund - Service Class	35,415	(14,926)	20,489
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	34,906	(358,951)	(324,045)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	9	(38)	(29)
LVIP Dimensional International Core Equity Fund - Service Class	103,821	(114,670)	(10,849)
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	205,305	(343,952)	(138,647)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	89,197	(126,926)	(37,729)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2	(12)	(10)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	65,140	(184,627)	(119,487)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	40,768	(518,582)	(477,814)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	148,301	(469,207)	(320,906)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	6	(41)	(35)
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	498,390	(571,736)	(73,346)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	376	(327)	49
LVIP Franklin Templeton Core Bond Fund - Service Class	1,389,486	(967,164)	422,322
LVIP Franklin Templeton Core Bond Fund - Standard Class	76,142	(56,698)	19,444
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	36,997	(681,339)	(644,342)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	34,551	(90,799)	(56,248)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(138)	(138)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	24,256	(74,863)	(50,607)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	102,061	(113,320)	(11,259)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	39,588	(65,272)	(25,684)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	75	(167)	(92)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	132,551	(133,737)	(1,186)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	36,236	(410,117)	(373,881)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(520)	(520)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	49,817	(2,034,616)	(1,984,799)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	51,258	(2,069,615)	(2,018,357)
LVIP Government Money Market Fund - Service Class	1,625,165	(2,385,344)	(760,179)
LVIP Government Money Market Fund - Standard Class	54,158	(58,032)	(3,874)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	31,578	(352,452)	(320,874)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	10	(23)	(13)
LVIP JPMorgan Core Bond Fund - Service Class	805,400	(177,783)	627,617
LVIP JPMorgan High Yield Fund - Service Class	81,475	(108,330)	(26,855)
LVIP JPMorgan Mid Cap Value Fund - Service Class	55,891	(1,301)	54,590
LVIP JPMorgan Retirement Income Fund - Service Class	28,223	(38,599)	(10,376)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	41,699	(465,355)	(423,656)
LVIP JPMorgan Short Duration Bond Fund - Service Class	292,320	(599,513)	(307,193)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	176	(23)	153
LVIP JPMorgan Small Cap Core Fund - Service Class	86,251	(8,284)	77,967
LVIP JPMorgan U.S. Equity Fund - Service Class	228,069	(30,162)	197,907
LVIP Loomis Sayles Global Growth Fund - Service Class	5,405	(786)	4,619
LVIP Macquarie Wealth Builder Fund - Service Class	3,413	(5,792)	(2,379)
LVIP Macquarie Wealth Builder Fund - Standard Class	27	(3,279)	(3,252)
LVIP MFS International Growth Fund - Service Class	53,258	(111,164)	(57,906)
LVIP MFS Value Fund - Service Class	172,910	(203,536)	(30,626)
LVIP Mondrian Global Income Fund - Service Class	204,874	(350,181)	(145,307)
LVIP Mondrian International Value Fund - Service Class	50,388	(82,580)	(32,192)
LVIP Mondrian International Value Fund - Standard Class	2,442	(3,774)	(1,332)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	145,584	(51,280)	94,304
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	104,462	(527,273)	(422,811)
LVIP Nomura Diversified Floating Rate Fund - Service Class	456,404	(723,793)	(267,389)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	—	(12,817)	(12,817)
LVIP Nomura High Yield Fund - Service Class	17,898	(15,828)	2,070
LVIP Nomura High Yield Fund - Standard Class	6	(272)	(266)
LVIP Nomura Mid Cap Value Fund - Service Class	34,066	(53,148)	(19,082)
LVIP Nomura SMID Cap Core Fund - Service Class	40,452	(39,055)	1,397
LVIP Nomura SMID Cap Core Fund - Standard Class	56	(1,339)	(1,283)
LVIP Nomura Social Awareness Fund - Service Class	1,941	(17,969)	(16,028)
LVIP Nomura Social Awareness Fund - Standard Class	9	(812)	(803)
LVIP Nomura U.S. Growth Fund - Service Class	21,780	(92,243)	(70,463)
LVIP Nomura U.S. REIT Fund - Service Class	14,440	(43,858)	(29,418)
LVIP Nomura U.S. REIT Fund - Standard Class	2	(78)	(76)
LVIP PIMCO Low Duration Bond Fund - Service Class	831,688	(998,366)	(166,678)
LVIP PIMCO Low Duration Bond Fund - Standard Class	115	(31)	84
LVIP SSGA Bond Index Fund - Service Class	561,307	(453,196)	108,111
LVIP SSGA Bond Index Fund - Standard Class	12,943	(690)	12,253
LVIP SSGA Conservative Index Allocation Fund - Service Class	81,869	(155,055)	(73,186)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	15,318	(16,832)	(1,514)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	18,411	(476,478)	(458,067)
LVIP SSGA International Index Fund - Service Class	87,482	(102,955)	(15,473)
LVIP SSGA International Managed Volatility Fund - Service Class	57,717	(279,193)	(221,476)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	71,924	(519,971)	(448,047)
LVIP SSGA Mid-Cap Index Fund - Service Class	173,174	(79,651)	93,523
LVIP SSGA Moderate Index Allocation Fund - Service Class	73,333	(256,408)	(183,075)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	161,944	(93,015)	68,929
LVIP SSGA Nasdaq-100 Index Fund - Service Class	102,841	(391,984)	(289,143)
LVIP SSGA S&P 500 Index Fund - Service Class	424,924	(511,766)	(86,842)
LVIP SSGA S&P 500 Index Fund - Standard Class	1,668	(4,538)	(2,870)
LVIP SSGA Short-Term Bond Index Fund - Service Class	415,266	(395,250)	20,016
LVIP SSGA Small-Cap Index Fund - Service Class	134,428	(176,241)	(41,813)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	92,975	(571,848)	(478,873)
LVIP Structured Conservative Allocation Fund - Service Class	19,821	(66,941)	(47,120)
LVIP Structured Moderate Allocation Fund - Service Class	19,609	(207,150)	(187,541)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	25,938	(136,844)	(110,906)
LVIP T. Rowe Price 2020 Fund - Service Class	94	(1,758)	(1,664)
LVIP T. Rowe Price 2030 Fund - Service Class	—	(227)	(227)
LVIP T. Rowe Price 2040 Fund - Service Class	—	(2,276)	(2,276)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	62,075	(72,709)	(10,634)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	871	(607)	264
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	79,011	(246,860)	(167,849)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	91,214	(666,594)	(575,380)
LVIP Vanguard Bond Allocation Fund - Service Class	1,219,396	(530,911)	688,485
LVIP Vanguard Bond Allocation Fund - Standard Class	83	(24)	59
LVIP Vanguard Domestic Equity ETF Fund - Service Class	58,931	(114,746)	(55,815)
LVIP Vanguard International Equity ETF Fund - Service Class	143,233	(110,582)	32,651
LVIP Wellington Capital Growth Fund - Service Class	13,500	(319,261)	(305,761)
LVIP Wellington SMID Cap Value Fund - Service Class	33,516	(85,628)	(52,112)
LVIP Western Asset Core Bond Fund - Service Class	551,567	(465,768)	85,799
MFS® VIT Growth Series - Initial Class	—	(131)	(131)
MFS® VIT Growth Series - Service Class	58,689	(80,730)	(22,041)
MFS® VIT Total Return Series - Initial Class	—	(41)	(41)
MFS® VIT Total Return Series - Service Class	32,362	(34,518)	(2,156)
MFS® VIT Utilities Series - Initial Class	10	(146)	(136)
MFS® VIT Utilities Series - Service Class	21,920	(50,767)	(28,847)
MFS® VIT II Core Equity Portfolio - Service Class	4	(170)	(166)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	16,782	(10,888)	5,894
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	7,274	(47,724)	(40,450)
Morgan Stanley VIF Growth Portfolio - Class II	—	(908)	(908)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,414	(2,468)	(1,054)
Nomura VIP Asset Strategy Series - Service Class	73	(10,770)	(10,697)
Nomura VIP Emerging Markets Series - Service Class	27,679	(114,807)	(87,128)
Nomura VIP Energy Series - Service Class	15,644	(18,231)	(2,587)
Nomura VIP High Income Series - Service Class	16,300	(21,211)	(4,911)
Nomura VIP Mid Cap Growth Series - Service Class	3,669	(8,499)	(4,830)
Nomura VIP Science and Technology Series - Service Class	11,861	(46,467)	(34,606)
Nomura VIP Small Cap Growth Series - Service Class	20,999	(13,782)	7,217
Nomura VIP Small Cap Value Series - Service Class	52,635	(84,309)	(31,674)
Nomura VIP Small Cap Value Series - Standard Class	3	(588)	(585)
PIMCO VIT All Asset Portfolio - Advisor Class	979	(5,753)	(4,774)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	14,807	(275,533)	(260,726)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	752	(3,150)	(2,398)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(3,466)	(3,466)
Putnam VT George Putnam Balanced Fund - Class IB	122,939	(44,073)	78,866
Putnam VT Global Health Care Fund - Class IB	10,937	(17,050)	(6,113)
Putnam VT Income Fund - Class IB	10,548	(22,571)	(12,023)
Putnam VT Large Cap Value Fund - Class IB	237,416	(135,861)	101,555
Putnam VT Sustainable Future Fund - Class IB	5,815	(40)	5,775
Putnam VT Sustainable Leaders Fund - Class IB	38,735	(19,239)	19,496
Templeton Foreign VIP Fund - Class 4	681	(938)	(257)
Templeton Global Bond VIP Fund - Class 2	23,089	(24,691)	(1,602)
Templeton Global Bond VIP Fund - Class 4	15,559	(44,555)	(28,996)
Templeton Growth VIP Fund - Class 2	1,486	(2,655)	(1,169)
VanEck VIP Global Resources Fund - Class S Shares	4,636	(35,559)	(30,923)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	5,267	(61,331)	(56,064)

Lincoln New York Account N For Variable Annuities
Notes to financial statements (continued)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln New York Account N for Variable Annuities

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln New York Account N for Variable Annuities (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 2004.
Philadelphia, Pennsylvania
April 8, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS Global Opportunity Portfolio - Class III	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Mortgage Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Mortgage Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Bond Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Growth and Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Growth and Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS The Bond Fund of America - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2		For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 15, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Financials Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 28, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Technology Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 25, 2024 (commencement of operations) through December 31, 2024
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Growth Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Allocation VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Guggenheim VT Long Short Equity			For the year ended December 31, 2024
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. International Growth Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged Nasdaq-100 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 16, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 15, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from November 20, 2024 (commencement of operations) through December 31, 2024
Lincoln Opportunistic Hedged Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 10, 2024 (commencement of operations) through December 31, 2024
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Capital Appreciation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from November 18, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Disciplined Core Value Fund - Service Class	As of December 31, 2025	For the period from October 6, 2025 through December 31, 2025	For the period from October 6, 2025 (commencement of operations) through December 31, 2025
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from November 18, 2024 (commencement of operations) through December 31, 2024
LVIP American Century International Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 16, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Large Company Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Large Company Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 3, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra® Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 8, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 11, 2024 (commencement of operations) through December 31, 2024
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	As of December 31, 2025	For the period from October 21, 2025 through December 31, 2025	For the period from October 21, 2025 (commencement of operations) through December 31, 2025
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Small Capitalization Fund - Service Class II		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American International Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Preservation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Small Cap Core Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan U.S. Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Standard Class			For the year ended December 31, 2024
LVIP Nomura High Yield Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the period from August 22, 2025 through December 31, 2025	For the period from August 22, 2025 (commencement of operations) through December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2040 Fund - Service Class			For the year ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington Capital Growth Fund - Service Class			For the year ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Western Asset Core Bond Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Morgan Stanley VIF Global Infrastructure Portfolio - Class II			For the year ended December 31, 2024
Morgan Stanley VIF Growth Portfolio - Class II		For the year ended December 31, 2025	For the period from March 6, 2025 (commencement of operations) through December 31, 2025 and the year ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Asset Strategy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Energy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP High Income Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Mid Cap Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Science and Technology Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Income Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Sustainable Future Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 8, 2024 (commencement of operations) through December 31, 2024
Putnam VT Sustainable Leaders Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 8, 2024 (commencement of operations) through December 31, 2024
Templeton Foreign VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025